UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

All-Cap Energy & Resources Portfolio

Asset Allocation Portfolio

Aurora Portfolio

Capital Appreciation Portfolio

Energy & Resources Portfolio

Global Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Science & Technology Opportunities Portfolio

Small Cap Core Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 03/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Energy & Resources Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters – even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	All-Cap Energy & Resources Portfolio (formerly All-Cap Global Resources Portfolio)

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the broad-market S&P 500 Index and the Lipper Natural Resources Funds Index, its sector benchmark, for the six-month period.

What factors influenced performance?

•

Detracting from performance was the Portfolio’s aggressive positioning (i.e., being fully invested); this hurt performance as we entered a period of financial turmoil and extreme global economic weakness. We remained almost fully invested as the market collapsed during the fourth quarter of 2008. Oil prices fell from more than $100/barrel to about $30/barrel, before rebounding recently. As a result, energy stocks were particularly weak toward the end of 2008, causing the Portfolio to underperform. Coal producers and natural-gas-related stocks were among the hardest hit, as pricing weakened significantly within these segments. As such, the Portfolio’s overweight in exploration & production and coal & consumable fuels detracted considerably from results.

•

Relative to the broad market, the lack of exposure to financials contributed to the Portfolio’s relative performance over the six months. However, given the broad nature of the market decline in the fourth quarter of 2008, none of the subsectors in the Portfolio contributed significantly to returns. Notably, we did witness a rebound in the stocks in the first quarter of 2009. The Portfolio posted positive absolute and relative returns during that period, led by a mid-cap focus and a rebound in oil-related names and metals & mining companies, as oil and industrial metals prices strengthened.

Describe recent Portfolio activity.

•

No significant changes were made to the Portfolio during the period. We modestly increased exposure to the metals complex on concerns over future inflation due to the current amount of monetary and fiscal stimulus.

Describe Portfolio positioning at period-end.

•

Overall, we continue to believe oil, natural gas and coal stocks offer compelling value, even with relatively muted growth expectations. As cuts to exploration and production projects take hold in the coming months, we expect supply-demand dynamics to come back into balance sooner than many may anticipate. Similar to 1998/1999, dramatic downward price moves will likely take too much supply off the market at a time when economies are beginning to stabilize, resulting in significantly higher prices. As this unfolds, we expect the stocks to participate in a meaningful upward revaluation. In anticipation, we have positioned the Portfolio in those stocks and industries that should have the most leverage toward upward-moving prices, while ensuring that the Portfolio’s holdings should be somewhat stable in a flat commodity price environment. We continue to emphasize oil and gas exploration & production, oil service and coal producers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Range Resources Corp.	3%
CONSOL Energy, Inc.	3
Potash Corp. of Saskatchewan, Inc.	3
Occidental Petroleum Corp.	3
FMC Technologies, Inc.	3
Bill Barrett Corp.	3
Southwestern Energy Co.	3
BG Group Plc - ADR	3
Silver Wheaton Corp.	3
Hess Corp.	3

Industry Representation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	61%
Energy Equipment & Services	21
Metals & Mining	11
Gas Utilities	4
Chemicals	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Portfolio Summary as of March 31, 2009	All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

5	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[6]
		1 Year		From Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(38.48)%	(52.01)%	N/A	1.19%	N/A
Service	(38.56)	(52.16)	N/A	0.79	N/A
Investor A	(38.56)	(52.16)	(54.67)%	0.79	(0.51)%
Investor B	(38.76)	(52.51)	(54.27)	0.06	(0.32)
Investor C	(38.80)	(52.53)	(52.92)	0.08	0.08
S&P 500 Index	(30.54)	(38.09)	N/A	(7.73)	N/A
Lipper Natural Resources Funds Index	(19.76)	(17.57)	N/A	0.33	N/A

6	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on February 16, 2005.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$615.20	$3.75	$1,000.00	$1,020.30	$4.70
Service	$1,000.00	$614.40	$5.39	$1,000.00	$1,018.23	$6.77
Investor A	$1,000.00	$614.40	$5.39	$1,000.00	$1,018.23	$6.77
Investor B	$1,000.00	$612.40	$8.20	$1,000.00	$1,014.70	$10.30
Investor C	$1,000.00	$612.00	$8.20	$1,000.00	$1,014.70	$10.30

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.93% for Institutional, 1.34% for Service, 1.34% for Investor A, 2.04% for Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Aurora Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Russell 2500 Value Index for the six-month period.

What factors influenced performance?

•

In an extremely volatile period for financial stocks, the Portfolio’s relative performance benefited most directly from strong stock selection in the financials sector. PHH Corp., Annaly Capital Management, Inc. and Fidelity National Financial were among the standout individual contributors. A significant underweight in real estate investment trusts (REITs), which sold off sharply during the period, also added value to Portfolio returns.

•

In industrials, positive stock selection among commercial services and supplies names, including The Brink’s Co. and pest control services provider Rollins, Inc., benefited relative returns. The Portfolio’s machinery holdings also outperformed their benchmark counterparts, contributing to favorable performance comparisons.

•

While overweight positions in the information technology and consumer discretionary sectors created value, these relative gains were overshadowed by the negative impact of weak stock selection. Customer management services provider Convergys and specialty retailer Collective Brands, Inc. were among the key individual detractors from Portfolio performance, and both of these positions were eliminated during the period.

•

The utilities sector outperformed the broader market during the period as investors preferred the more defensive areas of the market. Accordingly, an underweight among utilities stocks detracted from the Portfolio’s relative performance.

Describe recent Portfolio activity.

•

Given the difficult credit environment and ongoing deterioration in the housing market, the Portfolio was significantly underweight in the financials sector at the beginning of the period. However, we added to the Portfolio’s exposure in this area, particularly during the fourth quarter of 2008, in response to unprecedented fiscal and monetary stimulus and historically-attractive valuations within the sector.

•

More broadly, we reduced the Portfolio’s defensive positioning later in the period, trimming overweight positions in the consumer staples and healthcare sectors, while adding to the Portfolio’s weighting in consumer discretionary.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the benchmark in consumer discretionary, primarily within the hotels, restaurant and leisure and apparel and luxury goods sub-sectors. Other Portfolio overweights included consumer staples and healthcare, particularly among healthcare providers and services names. Key underweights included financials, specifically REITs, insurance companies and commercial banks, and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Cullen/Frost Bankers, Inc.	4%
PHH Corp.	4
Ralcorp Holdings, Inc.	2
First Niagara Financial Group, Inc.	2
SkillSoft Plc - ADR	2
Magellan Health Services, Inc.	2
Darden Restaurants, Inc.	2
DaVita, Inc.	2
The Brink’s Co.	2
Sybase, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Financials	24%
Consumer Discretionary	18
Information Technology	13
Industrials	11
Health Care	10
Consumer Staples	9
Materials	6
Energy	5
Utilities	4

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

Aurora Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

3	An index composed of the Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(35.30)%	(40.10)%	N/A	(7.17)%	N/A	6.96%	N/A
Investor A	(35.39)	(40.30)	(43.43)%	(7.49)	(8.48)%	6.57	6.00%
Investor B	(35.69)	(40.80)	(43.46)	(8.19)	(8.33)	5.95	5.95
Investor C	(35.65)	(40.72)	(41.32)	(8.18)	(8.18)	5.79	5.79
R	(35.44)	(40.26)	N/A	(7.64)	N/A	6.38	N/A
Russell 2500 Value Index	(37.13)	(38.66)	N/A	(4.79)	N/A	4.73	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$647.00	$4.31	$1,000.00	$1,019.70	$5.30
Investor A	$1,000.00	$646.10	$5.91	$1,000.00	$1,017.73	$7.27
Investor B	$1,000.00	$643.10	$8.97	$1,000.00	$1,013.94	$11.06
Investor C	$1,000.00	$643.50	$8.97	$1,000.00	$1,013.94	$11.06
R	$1,000.00	$645.60	$6.56	$1,000.00	$1,016.92	$8.08

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.05% for Institutional, 1.44% for Investor A, 2.19% for Investor B, 2.19% for Investor C and 1.60% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	Capital Appreciation Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Russell 1000 Growth Index for the six-month period.

What factors influenced performance?

•

The US stock market was under heavy pressure during the last six months. Poor economic and housing data, combined with a shuttered credit market and continued doubts about financial institutions, produced extreme levels of fear and volatility. However, toward the end of the six months, we saw significant rallies, and the period ended up closing on a relatively high note. Stocks of every size and style were negatively affected, and the benchmark Russell 1000 Growth Index lost 26% over the period. Against this backdrop, the Portfolio also registered a large decline, but managed to outperform the index thanks to sector strategy and excellent stock selection in the consumer discretionary sector. These positive factors overshadowed negative results in the healthcare and energy sectors.

•

Stock selection in the consumer discretionary sector provided the greatest source of absolute and relative strength, with the Portfolio’s holdings collectively delivering a positive return for the period, despite the strongly-negative market. Top contributors included education services provider Apollo Group, Inc. and several value-oriented retailers, including Ross Stores, Inc., Kohl’s Corp. and Amazon.com. The Portfolio’s sector positioning also added value, with significant overweights in consumer staples and healthcare held earlier in the period boosting relative returns.

•

Conversely, stock selection in the energy sector detracted from relative returns during the period. While the Portfolio’s energy services stocks slightly outperformed, its investments in exploration and production companies underperformed significantly. Investments in coal producer Massey Energy Co. and natural gas producer EOG Resources, Inc. significantly underperformed the benchmark allocation, which was dominated by oil producers. In healthcare, we missed out on significant upside by not holding Genentech Inc. and Schering-Plough Corp., which were both acquired at significant premiums during the period.

Describe recent Portfolio activity.

•

During the six months, we began to neutralize the defensive positioning that characterized the Portfolio for the majority of 2008. We accomplished this by significantly reducing the Portfolio’s investments in the defensive healthcare and consumer staples sectors, while increasing its exposure to opportunistic investments in the more cyclical consumer discretionary and information technology sectors.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio’s largest overweights relative to the benchmark were in the consumer discretionary and telecommunication services sectors, while its most substantial underweights were in the consumer staples and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
QUALCOMM, Inc.	4%
Cisco Systems, Inc.	3
Wal-Mart Stores, Inc.	3
Google, Inc. - Class A	3
The Coca-Cola Co.	3
Abbott Laboratories	3
Apple, Inc.	3
Danaher Corp.	3
Kohl’s Corp.	2
American Tower Corp. - Class A	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	31%
Health Care	16
Consumer Discretionary	13
Industrials	11
Consumer Staples	11
Energy	8
Financials	4
Telecommunication Services	3
Materials	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

3	An index composed of those Russell 1000 securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(24.85)%	(30.96)%	N/A	(2.16)%	N/A	(1.91)%	N/A
Investor A	(24.81)	(31.35)	(34.97)%	(2.56)	(3.60)%	(2.31)	(2.84)%
Investor B	(25.32)	(31.82)	(34.89)	(3.29)	(3.68)	(2.89)	(2.89)
Investor C	(25.30)	(31.79)	(32.47)	(3.22)	(3.22)	(3.00)	(3.00)
Russell 1000 Growth Index	(25.97)	(34.28)	N/A	(4.38)	N/A	(5.26)	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$751.50	$3.06	$1,000.00	$1,021.47	$3.53
Investor A	$1,000.00	$751.90	$5.68	$1,000.00	$1,018.44	$6.56
Investor B	$1,000.00	$746.80	$9.15	$1,000.00	$1,014.40	$10.60
Investor C	$1,000.00	$747.00	$8.19	$1,000.00	$1,015.51	$9.49

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 1.30% for Investor A, 2.10% for Investor B and 1.88% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

Portfolio Summary as of March 31, 2009	Energy & Resources Portfolio (formerly Global Resources Portfolio)

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the broad-market S&P 500 Index and the Lipper Natural Resources Funds Index, its sector benchmark, for the six-month period.

What factors influenced performance?

•

Overall, the Portfolio’s aggressive positioning (i.e., being fully invested) and small-cap orientation hurt returns in an environment in which investors became extraordinarily risk averse. The Portfolio’s emphasis on coal producers and oil and gas exploration and production companies sharply detracted from performance as commodity prices plunged and the global economy slipped into a severe recession. While oil prices have recently rebounded, natural gas and coal pricing remains subdued as electricity demand has declined. These factors continue to pressure many of the Portfolio’s coal and exploration and production holdings.

•

Energy stocks were among the market leaders on both the upside and the downside during the six months. The Portfolio underperformed the broad market significantly during the fourth quarter of 2008, as did all subsectors, but it outperformed during the first quarter of 2009. While relative leadership was fairly broad-based, energy service names and other oil-related stocks outperformed as the price of oil rebounded due to significant Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC production cuts. Additionally, metals and mining holdings performed relatively well, as base metal prices rebounded and investors flocked to precious metals as a hedge against potential future inflation.

Describe recent Portfolio activity.

•

Few significant changes were made to the Portfolio during the six-month period. We deployed cash and added to names, such as Penn Virginia Corp., on significant price weakness and attractive valuation.

Describe Portfolio positioning at period-end.

•

Overall, we continue to believe oil, natural gas and coal stocks offer compelling value, even with relatively muted growth expectations. As cuts to exploration and production projects take hold in the coming months, we expect supply-demand dynamics to come back into balance sooner than many may anticipate. Similar to 1998/1999, dramatic downward price moves will likely take too much supply off the market at a time when economies are beginning to stabilize, resulting in significantly higher prices. As this unfolds, we expect the stocks to participate in a meaningful upward revaluation. In anticipation, we have positioned the Portfolio in those stocks and industries that should have the most leverage toward upward-moving prices, while ensuring that the Portfolio’s holdings should be somewhat stable in a flat commodity price environment. We continue to emphasize oil and gas exploration & production, oil service and coal producers.

•

Additionally, while investors’ risk aversion is negatively affecting our small cap portfolios in the near term, we believe that fundamentals will dictate a reversal of this trend on a longer-term. Thus, we remain aggressively positioned and believe that we will benefit when the market capitalization performance gap narrows, as it has in past cycles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Southwestern Energy Co.	7%
PetroHawk Energy Corp.	7
CONSOL Energy, Inc.	5
Peabody Energy Corp.	4
Newfield Exploration Co.	4
Plains Exploration & Production Co.	4
Arch Coal, Inc.	3
Massey Energy Co.	3
Goodrich Petroleum Corp.	3
Penn Virginia Corp.	3

Industry Representation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	74%
Metals & Mining	12
Energy Equipment & Services	11
Gas Utilities	2
Electrical Equipment	1

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Portfolio Summary as of March 31, 2009	Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective. Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(45.14)%	(55.73)%	N/A	5.74%	N/A	17.60%	N/A
Investor A	(45.38)	(55.88)	(58.19)%	5.44	4.31%	17.20	16.58%
Investor B	(45.48)	(56.19)	(57.36)	4.69	4.56	16.55	16.55
Investor C	(45.49)	(56.18)	(56.44)	4.69	4.69	16.41	16.41
S&P 500 Index	(30.54)	(38.09)	N/A	(4.77)	N/A	(3.00)	N/A
Lipper Natural Resources Funds Index	(19.76)	(17.57)	N/A	7.35	N/A	9.43	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$548.60	$3.98	$1,000.00	$1,019.80	$5.20
Investor A	$1,000.00	$546.20	$5.09	$1,000.00	$1,018.34	$6.66
Investor B	$1,000.00	$545.20	$7.86	$1,000.00	$1,014.70	$10.30
Investor C	$1,000.00	$545.10	$7.86	$1,000.00	$1,014.70	$10.30

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.32% for Investor A, 2.04% Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

About Portfolio Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Portfolio other than the BlackRock Capital Appreciation Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Aurora, Capital Appreciation and Energy & Resources Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010.

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

Schedule of Investments March 31, 2009 (Unaudited)	All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Chemicals — 2.8%
Potash Corp. of Saskatchewan, Inc.	154,900	$12,517,469

Energy Equipment & Services — 20.8%
Cameron International Corp. (a)	212,930	4,669,555
Core Laboratories NV	148,850	10,889,866
ENSCO International, Inc.	124,838	3,295,723
FMC Technologies, Inc. (a)	391,390	12,277,904
Halliburton Co.	259,000	4,006,730
Helmerich & Payne, Inc.	334,330	7,612,694
Noble Corp.	212,310	5,114,548
Oceaneering International, Inc. (a)	137,310	5,062,620
Pride International, Inc. (a)	230,580	4,145,828
Schlumberger Ltd.	198,480	8,062,258
Smith International, Inc.	164,340	3,530,023
Transocean Ltd. (a)	187,240	11,017,202
Unit Corp. (a)	279,340	5,843,793
Weatherford International Ltd. (a)	694,870	7,692,211

		93,220,955

Gas Utilities — 4.2%
EQT Corp.	351,410	11,009,675
Questar Corp.	272,030	8,005,843

		19,015,518

Metals & Mining — 10.3%
Agnico-Eagle Mines Ltd.	147,590	8,400,823
BHP Billiton Ltd. - ADR	239,510	10,682,146
Eldorado Gold Corp. (a)	570,620	5,159,476
Goldcorp, Inc.	242,852	8,091,829
Silver Wheaton Corp. (a)	1,370,824	11,281,881
Teck Cominco Ltd. - Class B	438,290	2,450,781

		46,066,936

Oil, Gas & Consumable Fuels — 60.4%
Apache Corp.	173,630	11,127,947
Arch Coal, Inc.	333,500	4,458,895
BG Group Plc - ADR	155,110	11,678,232
Bill Barrett Corp. (a)	543,621	12,090,131
Cameco Corp.	76,770	1,318,141
Canadian Natural Resources Ltd.	173,340	6,683,990
CONSOL Energy, Inc.	543,530	13,718,697
Crescent Point Energy Trust	275,870	5,767,714
Denbury Resources, Inc. (a)	671,190	9,973,883
Devon Energy Corp.	190,120	8,496,463
EnCana Corp.	234,260	9,513,299
EOG Resources, Inc.	167,970	9,198,037
Forest Oil Corp. (a)	319,590	4,202,608
Galleon Energy, Inc. - Class A (a)	720,094	2,061,817
Gasco Energy, Inc. (a)(b)	1,525,000	594,750
Heritage Oil Ltd. (a)	491,250	2,340,159
Hess Corp.	207,470	11,244,874
Hugoton Royalty Trust	1	10
Massey Energy Co.	624,639	6,321,347
Murphy Oil Corp.	137,890	6,173,335
Newfield Exploration Co. (a)	358,000	8,126,600
Nexen, Inc.	605,754	10,272,066
Noble Energy, Inc.	173,800	9,364,344
Occidental Petroleum Corp.	222,350	12,373,778
OGX Petroleo e Gas Participacoes SA (a)	11,200	3,481,113
Patriot Coal Corp. (a)(b)	64,116	237,870
Peabody Energy Corp.	409,390	10,251,126
PetroChina Co. Ltd. - ADR	33,390	2,661,183
Petroleo Brasileiro SA - ADR	365,240	11,128,863
Plains Exploration & Production Co. (a)	283,710	4,888,323
Range Resources Corp.	374,800	15,426,768
Rex Energy Corp. (a)	310,500	891,135
Southwestern Energy Co. (a)	404,400	12,006,636
StatoilHydro ASA	373,222	6,603,389
StatoilHydro ASA - ADR	157,440	2,745,754
Suncor Energy, Inc.	245,980	5,463,216
TriStar Oil & Gas Ltd. (a)	259,114	1,896,908
Whiting Petroleum Corp. (a)	277,130	7,163,810
XTO Energy, Inc.	310,671	9,512,746

		271,459,957

Total Long-Term Investments (Cost — $598,523,002) — 98.5%		442,280,835

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60% (c)(d)	6,493,941	6,493,941
BlackRock Liquidity Series, LLC Money Market Series, 1.17% (c)(d)(e)	440,000	440,000

Total Short-Term Securities (Cost — $6,933,941) — 1.5%		6,933,941

Total Investments (Cost — $605,456,943*) — 100.0%		449,214,776
Liabilities in Excess of Other Assets — (0.0)%		(88,174)

Net Assets — 100.0%		$449,126,602

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$599,976,130

Gross unrealized appreciation	$48,757,328
Gross unrealized depreciation	(199,518,682)

Net unrealized depreciation	$(150,761,354)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of certain securities have been abbreviated according to the list on the right.	ADR CAD	American Depository Receipts Canadian Dollar

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	All-Cap Energy & Resources Portfolio

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$6,493,941	**	$14,983
BlackRock Liquidity Series, LLC Money Market Series	$(41,358,000	)***	$66,934

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$440,342,970
Level 2	8,871,806
Level 3	—

Total	$449,214,776

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments March 31, 2009 (Unaudited)	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.4%
Orbital Sciences Corp.(a)	140,277	$1,667,894

Biotechnology — 0.5%
Dyax Corp.(a)	805,326	2,021,368

Building Products — 0.3%
Lennox International, Inc.(b)	54,325	1,437,439

Capital Markets — 1.0%
Jefferies Group, Inc.(b)	296,900	4,097,220

Chemicals — 3.0%
Airgas, Inc.	122,700	4,148,487
FMC Corp.	95,300	4,111,242
The Scotts Miracle-Gro Co. - Class A	127,000	4,406,900

		12,666,629

Commercial Banks — 5.8%
Associated Banc-Corp.	220,200	3,399,888
City National Corp.	133,600	4,511,672
Cullen/Frost Bankers, Inc.	320,200	15,030,188
TCF Financial Corp.(b)	176,800	2,079,168

		25,020,916

Commercial Services & Supplies — 4.3%
The Brink’s Co.	301,251	7,971,101
The GEO Group, Inc.(a)	270,400	3,582,800
Rollins, Inc.	196,253	3,365,739
Waste Connections, Inc.(a)	142,100	3,651,970

		18,571,610

Communications Equipment — 0.7%
Polycom, Inc.(a)	188,600	2,902,554

Computers & Peripherals — 0.6%
Teradata Corp.(a)	166,800	2,705,496

Construction & Engineering — 0.5%
URS Corp.(a)	51,700	2,089,197

Containers & Packaging — 3.1%
Crown Holdings, Inc.(a)	281,100	6,389,403
Silgan Holdings, Inc.	130,300	6,845,962

		13,235,365

Diversified Consumer Services — 1.1%
Brink’s Home Security Holdings, Inc.(a)	201,951	4,564,093

Diversified Financial Services — 3.4%
PHH Corp.(a)	1,043,841	14,665,966

Electric Utilities — 1.3%
ITC Holdings Corp.	126,158	5,503,012

Electrical Equipment — 1.8%
AMETEK, Inc.	174,800	5,465,996
Roper Industries, Inc.	51,400	2,181,930

		7,647,926

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp. - Class A	154,500	4,401,705
Anixter International, Inc.(a)	115,600	3,662,208

		8,063,913

Energy Equipment & Services — 2.2%
Core Laboratories NV	81,200	5,940,592
Lufkin Industries, Inc.	90,774	3,438,519

		9,379,111

Food & Staples Retailing — 2.0%
BJ’s Wholesale Club, Inc.(a)	200,300	6,407,597
Spartan Stores, Inc.	135,300	2,084,973

		8,492,570

Food Products — 5.0%
Fresh Del Monte Produce, Inc.(a)	228,800	3,756,896
Hain Celestial Group, Inc.(a)	382,308	5,444,066
Ralcorp Holdings, Inc.(a)	188,870	10,176,316
Sanderson Farms, Inc.	60,200	2,260,510

		21,637,788

Gas Utilities — 0.9%
EQT Corp.	119,500	3,743,935

Health Care Equipment & Supplies — 2.2%
The Cooper Cos., Inc.	137,900	3,646,076
Hologic, Inc.(a)	265,900	3,480,631
Teleflex, Inc.	58,100	2,271,129

		9,397,836

Health Care Providers & Services — 6.4%
DaVita, Inc.(a)	204,800	9,000,960
HMS Holdings Corp.(a)	139,900	4,602,710
Magellan Health Services, Inc.(a)	253,618	9,241,840
MEDNAX, Inc.(a)	76,200	2,245,614
Omnicare, Inc.	92,600	2,267,774

		27,358,898

Hotels, Restaurants & Leisure — 7.0%
Darden Restaurants, Inc.	265,265	9,087,979
Penn National Gaming, Inc.(a)	178,200	4,303,530
Scientific Games Corp. - Class A(a)	528,574	6,401,031
Starwood Hotels & Resorts Worldwide, Inc.	333,000	4,229,100
Wendy’s/Arby’s Group, Inc. - Class A	1,174,300	5,906,729

		29,928,369

Household Durables — 1.7%
Jarden Corp.(a)	574,100	7,273,847

Insurance — 6.0%
Aspen Insurance Holdings Ltd.	76,900	1,727,174
Fidelity National Financial, Inc. - Class A	369,713	7,213,101
First American Corp.	119,600	3,170,596
The Hanover Insurance Group, Inc.	223,030	6,427,724
HCC Insurance Holdings, Inc.	112,800	2,841,432
Platinum Underwriters Holdings Ltd.	157,977	4,480,228

		25,860,255

Internet & Catalog Retail — 0.8%
priceline.com, Inc.(a)(b)	44,300	3,489,954

Internet Software & Services — 2.2%
SkillSoft Plc - ADR(a)	1,411,281	9,441,470

IT Services — 1.6%
Hewitt Associates, Inc. - Class A(a)	149,400	4,446,144
Lender Processing Services, Inc.	76,900	2,353,909

		6,800,053

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Leisure Equipment & Products — 1.2%
Hasbro, Inc.	202,800	$5,084,196

Life Sciences Tools & Services — 0.9%
Life Technologies Corp. (a)	114,100	3,705,968

Machinery — 2.3%
Dover Corp.	78,300	2,065,554
IDEX Corp.	189,300	4,139,991
Pentair, Inc.	177,800	3,852,926

		10,058,471

Multi-Utilities — 1.6%
Wisconsin Energy Corp.	169,500	6,978,315

Oil, Gas & Consumable Fuels — 2.4%
Foundation Coal Holdings, Inc.	220,800	3,168,480
Peabody Energy Corp.	124,100	3,107,464
PetroHawk Energy Corp. (a)	94,200	1,811,466
Range Resources Corp.	50,700	2,086,812

		10,174,222

Personal Products — 1.7%
Alberto-Culver Co.	154,900	3,502,289
Chattem, Inc. (a)(b)	65,700	3,682,485

		7,184,774

Real Estate Investment Trusts — 4.0%
Annaly Capital Management, Inc.	498,600	6,915,582
Essex Property Trust, Inc. (b)	59,500	3,411,730
Mack-Cali Realty Corp.	128,800	2,551,528
Redwood Trust, Inc. (b)	282,000	4,328,700

		17,207,540

Road & Rail — 1.3%
Genesee & Wyoming, Inc. - Class A (a)	147,000	3,123,750
Landstar System, Inc.	75,800	2,537,026

		5,660,776

Semiconductors & Semiconductor Equipment — 2.1%
Intersil Corp. - Class A	289,500	3,329,250
ON Semiconductor Corp. (a)	634,700	2,475,330
Varian Semiconductor Equipment Associates, Inc. (a)	152,100	3,294,486

		9,099,066

Software — 2.8%
Lawson Software, Inc. (a)	1,004,100	4,267,425
Sybase, Inc. (a)	262,700	7,957,183

		12,224,608

Specialty Retail — 3.2%
PetSmart, Inc.	223,100	4,676,176
Tractor Supply Co. (a)	97,400	3,512,244
Urban Outfitters, Inc. (a)	329,900	5,400,463

		13,588,883

Textiles, Apparel & Luxury Goods — 2.1%
Carter’s, Inc. (a)	208,200	3,916,242
VF Corp. (b)	86,300	4,928,593

		8,844,835

Thrifts & Mortgage Finance — 2.3%
First Niagara Financial Group, Inc.	919,400	10,021,460

Total Long-Term Investments (Cost — $428,144,763) — 95.6%		409,497,798

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60% (c)(d)	21,883,965	21,883,965
BlackRock Liquidity Series, LLC Money Market Series,
1.17% (c)(d)(e)	22,332,800	22,332,800

Total Short-Term Securities (Cost — $44,216,765) — 10.3%		44,216,765

Total Investments (Cost — $472,361,528*) — 105.9%		453,714,563
Liabilities in Excess of Other Assets — (5.9)%		(25,232,887)

Net Assets — 100.0%		$428,481,676

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$489,919,946

Gross unrealized appreciation	$25,880,760
Gross unrealized depreciation	(62,086,143)

Net unrealized depreciation	$(36,205,383)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$21,883,965	**	$23,432
BlackRock Liquidity Series, LLC Money Market Series	$(34,022,600	)***	$149,576

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

Schedule of Investments (concluded)	Aurora Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$453,714,563
Level 2	—
Level 3	—

Total	$453,714,563

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.1%
General Dynamics Corp.	38,300	$1,592,897
Honeywell International, Inc.	109,618	3,053,957

		4,646,854

Air Freight & Logistics — 0.7%
United Parcel Service, Inc. - Class B	32,000	1,575,040

Airlines — 0.9%
Delta Air Lines, Inc.(a)	344,900	1,941,787

Beverages — 3.7%
The Coca-Cola Co.	132,954	5,843,328
PepsiCo, Inc.	44,324	2,281,800

		8,125,128

Biotechnology — 3.8%
Celgene Corp.(a)	52,600	2,335,440
Genzyme Corp.(a)	36,477	2,166,369
Gilead Sciences, Inc.(a)	84,300	3,904,776

		8,406,585

Capital Markets — 0.8%
The Goldman Sachs Group, Inc.	17,400	1,844,748

Chemicals — 0.8%
Ecolab, Inc.	51,900	1,802,487

Commercial Services & Supplies — 0.9%
Waste Management, Inc.	72,600	1,858,560

Communications Equipment — 7.0%
Cisco Systems, Inc.(a)	393,321	6,595,993
QUALCOMM, Inc.	225,423	8,771,209

		15,367,202

Computers & Peripherals — 6.2%
Apple, Inc.(a)	53,118	5,583,764
Hewlett-Packard Co.	112,600	3,609,956
International Business Machines Corp.	45,400	4,398,806

		13,592,526

Construction & Engineering — 0.7%
Fluor Corp.	44,900	1,551,295

Diversified Consumer Services — 1.5%
Apollo Group, Inc. - Class A(a)	40,600	3,180,198

Diversified Financial Services — 1.9%
CME Group, Inc.	9,220	2,271,716
JPMorgan Chase & Co.	67,300	1,788,834

		4,060,550

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	46,848	1,180,570

Energy Equipment & Services — 2.1%
Schlumberger Ltd.	49,017	1,991,071
Transocean Ltd.(a)	42,705	2,512,762

		4,503,833

Food & Staples Retailing — 4.1%
The Kroger Co.	58,300	1,237,126
Safeway, Inc.	74,300	1,500,117
Wal-Mart Stores, Inc.	120,886	6,298,161

		9,035,404

Health Care Equipment & Supplies — 0.7%
C.R. Bard, Inc.	18,600	1,482,792

Health Care Providers & Services — 3.1%
Henry Schein, Inc.(a)	47,300	1,892,473
Medco Health Solutions, Inc.(a)	80,522	3,328,779
UnitedHealth Group, Inc.	72,700	1,521,611

		6,742,863

Hotels, Restaurants & Leisure — 2.9%
Burger King Holdings, Inc.	139,100	3,192,345
McDonald’s Corp.	56,400	3,077,748

		6,270,093

Household Durables — 0.8%
D.R. Horton, Inc.	175,900	1,706,230

Household Products — 1.1%
Clorox Co.	29,000	1,492,920
The Procter & Gamble Co.	17,986	846,961

		2,339,881

Industrial Conglomerates — 1.1%
3M Co.	48,100	2,391,532

Insurance — 1.1%
The Travelers Cos., Inc.	57,400	2,332,736

Internet & Catalog Retail — 1.7%
Amazon.com, Inc.(a)	49,840	3,660,250

Internet Software & Services — 2.7%
Google, Inc. - Class A(a)	17,254	6,005,427

IT Services — 0.4%
Accenture Ltd. - Class A	32,800	901,672

Life Sciences Tools & Services — 0.9%
Thermo Fisher Scientific, Inc.(a)	56,300	2,008,221

Machinery — 4.4%
Cummins, Inc.	84,200	2,142,890
Danaher Corp.	102,022	5,531,633
Deere & Co.	60,100	1,975,487

		9,650,010

Metals & Mining — 2.2%
Agnico-Eagle Mines Ltd.	42,900	2,441,868
Freeport-McMoRan Copper & Gold, Inc. - Class B	62,737	2,390,907

		4,832,775

Multiline Retail — 2.3%
Kohl’s Corp.(a)	121,068	5,123,598

Oil, Gas & Consumable Fuels — 6.0%
Apache Corp.	13,700	878,033
EOG Resources, Inc.	22,620	1,238,671
Exxon Mobil Corp.	50,600	3,445,860
Massey Energy Co.	91,986	930,898
PetroHawk Energy Corp.(a)	69,500	1,336,485
Petroleo Brasileiro SA - ADR	74,300	2,263,921
Range Resources Corp.	41,800	1,720,488
Valero Energy Corp.	74,500	1,333,550

		13,147,906

Pharmaceuticals — 6.9%
Abbott Laboratories	120,300	5,738,310
Johnson & Johnson	56,100	2,950,860
Schering-Plough Corp.	133,200	3,136,860
Teva Pharmaceutical Industries Ltd. - ADR	73,100	3,293,155

		15,119,185

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Schedule of Investments (concluded)	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment — 5.2%
Broadcom Corp. - Class A(a)	170,927	$3,415,121
Lam Research Corp.(a)	107,617	2,450,439
NVIDIA Corp.(a)	213,400	2,104,124
PMC-Sierra, Inc.(a)	531,457	3,390,696

		11,360,380

Software — 9.4%
Activision Blizzard, Inc.(a)	355,400	3,717,484
Adobe Systems, Inc.(a)	55,120	1,179,017
Check Point Software Technologies(a)	134,300	2,982,803
Microsoft Corp.	263,342	4,837,592
Oracle Corp.	270,910	4,895,344
Salesforce.com, Inc.(a)	87,879	2,876,280

		20,488,520

Specialty Retail — 3.6%
CarMax, Inc.(a)(b)	175,400	2,181,976
The Home Depot, Inc.	101,900	2,400,764
Ross Stores, Inc.	89,770	3,220,948

		7,803,688

Tobacco — 1.7%
Philip Morris International, Inc.	104,640	3,723,091

Wireless Telecommunication Services — 2.8%
American Tower Corp. - Class A(a)	165,038	5,022,106
MetroPCS Communications, Inc.(a)	63,200	1,079,456

		6,101,562

Total Long-Term Investments (Cost — $235,359,259) — 98.7%		215,865,179

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(c)(d)	3,220,741	3,220,741
BlackRock Liquidity Series, LLC Money Market Series, 1.17%(c)(d)(e)	2,145,000	2,145,000

Total Short-Term Securities (Cost — $5,365,741) — 2.5%		5,365,741

Total Investments (Cost — $240,725,000*) — 101.2%		221,230,920
Liabilities in Excess of Other Assets — (1.2)%		(2,522,569)

Net Assets — 100.0%		$218,708,351

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$242,267,087

Gross unrealized appreciation	$12,740,083
Gross unrealized depreciation	(33,776,250)

Net unrealized depreciation	$(21,036,167)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$3,220,741	**	$3,746
BlackRock Liquidity Series, LLC
Money Market Series	$(7,615,350	)***	$2,535

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$221,230,920
Level 2	—
Level 3	—

Total	$221,230,920

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Auto Components — 0.2%
Westport Innovations, Inc. (a)	274,143	$1,089,353

Capital Markets — 0.0%
Treasure Island Royalty Trust (a)	366,922	117,415

Commercial Services & Supplies — 0.2%
Alexco Resource Corp. (a)	813,583	1,078,833
Republic Resources, Inc. (a)	28,750	460

		1,079,293

Diversified Financial Services — 0.0%
Quest Capital Corp.	61,000	34,351

Electrical Equipment — 1.3%
First Solar, Inc. (a)(b)	50,000	6,635,000
ITM Power Plc (a)	525,200	73,333
Ocean Power Technologies, Inc. (a)	63,900	421,740

		7,130,073

Energy Equipment & Services — 10.2%
Baker Hughes, Inc.	300,000	8,565,000
BJ Services Co.	1,012,400	10,073,380
Complete Production Services, Inc. (a)	34,400	105,952
ENSCO International, Inc.	94,100	2,484,240
Halliburton Co.	490,726	7,591,531
Hercules Offshore, Inc. (a)	68,900	108,862
HSE Integrated Ltd. (a)	28,238	7,839
Key Energy Services, Inc. (a)	676,000	1,946,880
Leader Energy Services Ltd. (a)	454,104	14,407
National Oilwell Varco, Inc. (a)	43,270	1,242,282
Smith International, Inc.	200,000	4,296,000
Technicoil Corp. (a)	1,300,900	309,541
Transocean Ltd. (a)	166,500	9,796,860
Weatherford International Ltd. (a)	754,396	8,351,164

		54,893,938

Gas Utilities — 1.5%
EQT Corp.	256,500	8,036,145

Independent Power Producers & Energy Traders — 0.0%
Dynegy, Inc. - Class A (a)	1,560	2,200

Machinery — 0.0%
Railpower Technologies Corp. (a)	360,600	24,311

Metals & Mining — 11.0%
Archipelago Resources Plc (a)	2,247,400	362,775
Baja Mining Corp. (a)	3,654,800	1,029,072
BHP Billiton Ltd. - ADR	300,000	13,380,000
Companhia Vale do Rio Doce - ADR	300,000	3,990,000
Corriente Resources, Inc. - Class A (a)	982,800	4,606,875
Crosshair Exploration & Mining Corp. (a)	559,600	68,796
Eldorado Gold Corp. (a)	368,965	3,336,137
Eldorado Gold Corp., Exchange Receipts (acquired 7/14/08, cost $0, unrestricted issue on 7/14/08 was valued at $8.72 per share) (a)(c)	3,024,300	—
Epsilon Energy, Inc. (d)	332,500	150,321
Erdene Gold, Inc.	1,100,000	218,115
European Goldfields Ltd. (a)	561,400	1,491,664
Freeport-McMoRan Copper & Gold, Inc. - Class B	300,000	11,433,000
Fronteer Development Group, Inc. (a)	500,000	1,209,550
Gold Reserve, Inc. (a)	123,948	83,045
Goldcorp, Inc.	4,600	154,841
Golden Star Resources Ltd. (a)(b)	789,408	1,208,405
Helio Resource Corp. (a)	500,000	152,681
Kinross Gold Corp.	111,175	1,986,697
Linear Gold Corp. (a)	1,000,000	920,051
MAG Silver Corp. (a)	964,000	4,304,664
Minefinders Corp. Ltd. (a)(b)	250,000	1,925,000
Nevsun Resources Ltd. (a)	1,554,800	1,677,132
Northern Star Mining Corp. (a)	1,133,500	521,439
Polymet Mining Corp. (a)	2,250,000	1,713,198
Q2 Gold Resources, Inc.	327,600	—
Romarco Minerals, Inc. (a)	223,000	99,048
Rusoro Mining Ltd. (a)	11,764	5,132
Selkirk Metals Corp. (a)	2,000,000	214,150
Sunridge Gold Corp. (a)	3,325,559	553,908
Virginia Mines, Inc. (a)	216,350	652,070
West Timmins Mining, Inc. (a)	2,660,128	1,308,121
X-Cal Resources Ltd. (a)	1,755,500	111,390

		58,867,277

Oil, Gas & Consumable Fuels — 70.4%
Alberta Clipper Energy, Inc. (a)	95,415	37,839
American Oil & Gas, Inc. (a)	224,088	172,548
Approach Resources, Inc. (a)	93,700	580,940
Arch Coal, Inc.	1,324,400	17,707,228
Argosy Energy, Inc. (a)	3,422	3,664
ATP Oil & Gas Corp. (a)(b)	168,800	865,944
Bayou Bend Petroleum Ltd. (a)	2,237,500	319,440
Baytex Energy Trust	421,948	5,053,470
Canadian Superior Energy, Inc. (a)	6,230,300	2,912,354
Canext Energy Ltd. (a)	207,829	52,748
Cinch Energy Corp. (a)	901,980	393,472
Clayton Williams Energy, Inc. (a)	319,421	9,339,870
Compton Petroleum Corp. (a)	104,300	67,835
Comstock Resources, Inc. (a)	163,300	4,866,340
CONSOL Energy, Inc.	997,600	25,179,424
Continental Resources, Inc. (a)(b)	135,000	2,863,350
Corridor Resources, Inc. (a)	646,600	974,413
Crescent Point Energy Trust	102,000	2,132,551
Crew Energy, Inc. (a)	1,121,837	3,479,047
Daylight Resources Trust	346,361	1,870,811
Delphi Energy Corp. (a)	831,300	540,661
Delta Petroleum Corp. (a)	3,139,346	3,767,215
Denbury Resources, Inc. (a)	595,200	8,844,672
Ember Resources, Inc. (a)	109,690	43,500
Energy XXI Bermuda Ltd.	553,900	207,712
Evergreen Energy, Inc. (a)	393,400	547,613
EXCO Resources, Inc. (a)	1,268,800	12,688,000
Fairborne Energy Ltd. (a)	259,558	619,662
Forest Oil Corp. (a)	100,000	1,315,000
Foundation Coal Holdings, Inc.	230,300	3,304,805
Galleon Energy, Inc. - Class A (a)	2,333,982	6,682,801
Gasco Energy, Inc. (a)(b)	927,600	361,764
Gastar Exploration Ltd. (a)	1,055,300	569,862
GMX Resources, Inc. (a)(b)	206,189	1,340,228
Goodrich Petroleum Corp. (a)(b)	809,700	15,675,792
Gulfsands Petroleum Plc (a)	422,500	964,171
Heritage Oil Ltd. (a)	2,523,000	11,970,231
Highpine Oil & Gas Ltd. (a)	323,650	1,201,366
Iteration Energy Ltd. (a)	226,744	176,244
James River Coal Co. (a)	131,100	1,617,774
Longview Energy Co. (acquired 1/20/05, cost $1,281,000) (a)(c)	85,400	1,567,090
Lynden Energy Corp. (a)	200,400	47,684
Marathon Oil Corp.	6,447	169,492
Massey Energy Co.	1,694,840	17,151,781

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Schedule of Investments	Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Matador Resources Co. (acquired 1/20/05 through 4/19/06, cost $2,957,155) (a)(c)	513,393	$6,925,671
MGM Energy Corp. (a)	15,084	1,256
Midnight Oil Exploration Ltd. (a)	1,127,700	715,546
Newfield Exploration Co. (a)	959,310	21,776,337
Niko Resources Ltd.	39,000	1,815,133
Open Range Energy Corp. (a)	48,061	46,506
Pacific Rodera Energy, Inc. (a)	990,200	161,002
Pacific Rubiales Energy Corp. (a)	678,950	2,633,301
Pan Orient Energy Corp. (a)	198,600	637,952
Parallel Petroleum Corp. (a)	107,032	137,001
Paramount Resources Ltd. - Class A (a)	377,100	1,803,548
Patriot Coal Corp. (a)(b)	377,346	1,399,954
Peabody Energy Corp.	895,436	22,421,717
Pengrowth Energy Trust	25,486	143,520
Penn Virginia Corp.	1,408,300	15,463,134
Penn West Energy Trust	153,333	1,444,794
Petro Andina Resources, Inc. (a)	49,500	228,105
PetroHawk Energy Corp. (a)	1,756,500	33,777,495
Petrolifera Petroleum Ltd. (a)	892,415	1,132,506
Pioneer Natural Resources Co.	209,200	3,445,524
Plains Exploration & Production Co. (a)	1,255,525	21,632,696
ProspEx Resources Ltd. (a)	1,504,120	524,915
Quest Resource Corp. (a)	112,000	35,056
Quicksilver Resources, Inc. (a)(b)	364,400	2,018,776
Range Resources Corp.	200,000	8,232,000
Rex Energy Corp. (a)	772,871	2,218,140
Ship Finance International Ltd.	27	177
Southwestern Energy Co. (a)	1,248,600	37,070,934
Stone Energy Corp. (a)	27,274	90,822
Tag Oil Ltd.	39,600	5,025
Trafalgar Energy Ltd. (a)	21,717	9,990
TransCanada Corp.	40,700	962,945
Triex Minerals Corp. (a)	468,150	61,266
Trilogy Energy Trust	152,791	811,945
TriStar Oil & Gas Ltd. (a)	806,837	5,906,651
True Energy Trust	188,332	101,575
Tullow Oil Plc	544,198	6,256,934
TUSK Energy Corp.	681,846	1,157,321
Uranium One, Inc. (a)	1,005,765	2,034,185
Vero Energy, Inc. (a)	91,642	238,409
Warren Resources, Inc. (a)	222,282	213,391
West Energy Ltd. (a)	1,199,235	2,092,574
WesternZagros Resources Ltd. (a)	76,800	35,330

		378,069,467

Total Common Stocks — 94.8%		509,343,823

Warrants Metals & Mining — 0.0%
Crosshair Exploration & Mining Corp. (issued 4/04/08, 1 share for 1 warrant, expiring 10/04/09, strike price 1.80 CAD) (acquired 4/04/08, cost $2,004) (a)(c)	206,800	607

Total Long-Term Investments (Cost — $738,332,904) — 94.8%		509,344,430

	Shares/ Beneficial Interest	Value
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60% (e)(f)	21,307,492	$21,307,492
BlackRock Liquidity Series, LLC Money Market Series, 1.17% (e)(f)(g)	21,459,900	21,459,900

Total Short-Term Securities (Cost — $42,767,392) — 7.9%		42,767,392

Total Investments (Cost — $781,100,296*) — 102.7%		552,111,822
Liabilities in Excess of Other Assets — (2.7)%		(14,679,110)

Net Assets — 100.0%		$537,432,712

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$791,434,439

Gross unrealized appreciation	$78,169,944
Gross unrealized depreciation	(317,492,561)

Net unrealized depreciation	$(239,322,617)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date the Portfolio held 1.6% of its net assets, with a current market value of $8,493,368 and an original cost of $4,240,159 in these securities.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$21,307,492	**	$68,264
BlackRock Liquidity Series, LLC
Money Market Series	$(43,006,300	)***	$175,202

**	Represents net purchase cost.

***	Represents net sales cost.

(f)	Represents current yield as of report date.

(g)	Security purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Energy & Resources Portfolio

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$521,441,430
Level 2	19,264,669
Level 3	11,405,723

Total	$552,111,822

The following table is a reconciliation of Level 3 investments for the period ended March 31, 2009:

Investments in Securities
Assets
Balance, as of September 30, 2008	$9,733,032
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/ depreciation****	(1,239,663)
Net purchases (sales)	—
Net transfers in of Level 3	2,912,354

Balance, as of March 31, 2009	$11,405,723

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Statements of Assets and Liabilities

March 31, 2009 (Unaudited)	All-Cap Energy & Resources Portfolio	Aurora Portfolio	Capital Appreciation Portfolio	Energy & Resources Portfolio
Assets
Investments at value - unaffiliated[1,2]	$442,280,835	$409,497,798	$215,865,179	$509,344,430
Investments at value - affiliated[3]	6,933,941	44,216,765	5,365,741	42,767,392
Cash	37,326	20,836	—	22,140
Foreign currency at value[4]	1,927	83	—	8,911
Investments sold receivable	—	26,065,567	350,204	82,247
Securities lending income receivable - affiliated	1,523	7,575	876	7,458
Capital shares sold receivable	1,187,828	358,256	374,503	9,289,196
Dividends and reclaims receivable	444,682	446,829	202,692	194,476
Receivable from advisor	41,182	76,654	8,652	64,046
Dividends receivable - affiliated	5,053	5,094	1,301	23,202
Prepaid expenses	164,694	97,801	41,881	131,648
Other assets	—	17,413	162	51,636

Total assets	451,098,991	480,810,671	222,211,191	561,986,782

Liabilities
Collateral at value - securities loaned	440,000	22,332,800	2,145,000	21,459,900
Bank overdraft - affiliated	—	—	89,913	—
Investments purchased payable	—	27,063,700	786,205	—
Investment advisory fees payable	277,873	296,864	94,108	321,700
Capital shares redeemed payable	629,362	1,503,920	165,486	1,903,443
Other affiliates payable	270,343	731,327	111,658	482,202
Printing payable	181,372	135,147	28,333	162,513
Service and distribution fees payable	120,112	214,652	46,161	175,656
Officer’s and Trustees’ fees payable	9,454	11,772	6,768	7,897
Other accrued expenses payable	43,873	38,813	29,208	40,759

Total liabilities	1,972,389	52,328,995	3,502,840	24,554,070

Net Assets	$449,126,602	$428,481,676	$218,708,351	$537,432,712

Net Assets Consist of
Paid-in capital	$754,681,969	$824,345,961	$332,685,782	$953,967,744
Undistributed (accumulated) net investment income (loss)	4,352,722	5,909,242	829,036	(30,847,376)
Accumulated net realized loss	(153,665,384)	(383,126,547)	(95,312,387)	(156,699,124)
Net unrealized appreciation/depreciation	(156,242,705)	(18,646,980)	(19,494,080)	(228,988,532)

Net Assets	$449,126,602	$428,481,676	$218,708,351	$537,432,712

[1] Investments at cost - unaffiliated	$598,523,002	$428,144,763	$235,359,259	$738,332,904
[2] Securities loaned at value	$300,600	$22,020,586	$2,052,600	$20,261,506
[3] Investments at cost - affiliated	$6,933,941	$44,216,765	$5,365,741	$42,767,392
[4] Foreign currency at cost	$2,031	$98	—	$6,848

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities (concluded)

March 31, 2009 (Unaudited)	All-Cap Energy & Resources Portfolio	Aurora Portfolio	Capital Appreciation Portfolio	Energy & Resources Portfolio
Net Asset Value
Institutional:
Net Assets	$229,162,633	$44,606,821	$99,147,051	$45,693,208

Shares outstanding, unlimited number of shares authorized, $0.001 par value	27,632,639	3,537,365	8,650,606	2,359,221

Net Asset Value	$8.29	$12.61	$11.46	$19.37

Service:
Net Assets	$1,935,639	—	—	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	237,217	—	—	—

Net Asset Value	$8.16	—	—	—

Investor A:
Net Assets	$122,035,353	$272,082,872	$94,503,752	$395,587,780

Shares outstanding, unlimited number of shares authorized, $0.001 par value	14,956,650	23,582,295	8,617,929	23,190,095

Net Asset Value	$8.16	$11.54	$10.97	$17.06

Investor B:
Net Assets	$21,803,314	$53,160,981	$10,207,014	$23,142,240

Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,750,956	5,796,846	1,012,011	1,797,383

Net Asset Value	$7.93	$9.17	$10.09	$12.88

Investor C:
Net Assets	$74,189,663	$57,782,269	$14,850,534	$73,009,484

Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,353,625	6,302,523	1,465,377	5,685,997

Net Asset Value	$7.93	$9.17	$10.13	$12.84

R:
Net Assets	—	$848,733	—	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	74,219	—	—

Net Asset Value	—	$11.44	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	25

Statements of Operations

Six Months Ended March 31, 2009 (Unaudited)	All-Cap Energy & Resources Portfolio	Aurora Portfolio	Capital Appreciation Portfolio	Energy & Resources Portfolio
Investment Income
Dividends and reclaims	$2,943,440	$4,346,885	$1,511,479	$2,381,857
Securities lending - affiliated	66,934	149,576	2,535	175,202
Interest and dividends - affiliated	15,965	25,118	4,178	69,335
Interest	471	878	—	4,215
Foreign taxes withheld	(183,315)	(2,143)	(3,417)	(148,482)

Total investment income	2,843,495	4,520,314	1,514,775	2,482,127

Expenses
Investment advisory	1,909,177	2,154,041	661,477	2,040,784
Service and distribution - class specific	700,445	1,064,336	242,864	1,010,402
Transfer agent - class specific	540,750	1,082,472	217,933	877,202
Administration	188,962	188,431	76,324	201,313
Printing	129,086	136,080	27,624	114,748
Administration - class specific	63,775	63,477	25,431	67,800
Registration	56,816	23,500	18,340	41,776
Custodian	38,417	29,079	12,188	39,871
Professional	32,404	29,538	16,628	31,514
Officer and Trustees	11,824	11,016	8,707	12,035
Miscellaneous	23,117	16,284	7,360	27,752

Total expenses	3,694,773	4,798,254	1,314,876	4,465,197
Less fees waived by advisor	(39,220)	(1,549)	(116,288)	(5,294)
Less administration fees waived - class specific	(62,944)	(63,295)	(12,796)	(65,351)
Less transfer agent fees waived - class specific	(46,257)	(40,991)	(4,140)	(42,735)
Less transfer agent fees reimbursed - class specific	(315,691)	(617,031)	(22,302)	(403,209)
Less fees paid indirectly	(1,407)	(2,618)	(682)	(1,643)

Total expenses after waivers, reimbursement and fees paid indirectly	3,229,254	4,072,770	1,158,668	3,946,965

Net investment income (loss)	(385,759)	447,544	356,107	(1,464,838)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(154,385,078)	(253,686,274)	(42,494,078)	(153,281,451)
Foreign currency transactions	(16,530)	(67)	—	517,430

	(154,401,608)	(253,686,341)	(42,494,078)	(152,764,021)

Net change in unrealized appreciation/depreciation on:
Investments	(218,784,025)	(20,130,238)	(18,233,206)	(290,542,964)
Foreign currency transactions	12,279	(16)	—	(493,585)

	(218,771,746)	(20,130,254)	(18,233,206)	(291,036,549)

Total realized and unrealized loss	(373,173,354)	(273,816,595)	(60,727,284)	(443,800,570)

Net Decrease in Net Assets Resulting from Operations	$(373,559,113)	$(273,369,051)	$(60,371,177)	$(445,265,408)

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Changes in Net Assets

	All-Cap Energy & Resources Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income (loss)	$(385,759)	$11,336,746
Net realized gain (loss)	(154,401,608)	102,084,945
Net change in unrealized appreciation/depreciation	(218,771,746)	(269,024,429)

Net decrease in net assets resulting from operations	(373,559,113)	(155,602,738)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(4,105,246)
Service	—	(16,970)
Investor A	—	(1,618,979)
Investor B	—	(88,534)
Investor C	—	(404,429)
Tax return of capital:
Institutional	—	—
Investor A	—	—
Investor B	—	—
Investor C	—	—
R	—	—
Net realized gain:
Institutional	(46,056,784)	(14,094,817)
Service	(320,003)	(71,355)
Investor A	(21,057,087)	(6,879,249)
Investor B	(3,991,134)	(912,837)
Investor C	(13,578,948)	(3,537,720)
R	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(85,003,956)	(31,730,136)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(71,319,136)	(46,293,225)

Redemption Fees
Redemption fees	36,415	86,648

Net Assets
Total increase (decrease) in net assets	(529,845,790)	(233,539,451)
Beginning of period	978,972,392	1,212,511,843

End of period	$449,126,602	$978,972,392

End of period undistributed (accumulated) net investment income (loss)	$4,352,722	$4,738,481

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Changes in Net Assets (concluded)

Aurora Portfolio		Capital Appreciation Portfolio		Energy & Resources Portfolio
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
$447,544	$(7,096,388)	$356,107	$(217,917)	$(1,464,838)	$(7,675,740)
(253,686,341)	(100,132,909)	(42,494,078)	9,419,750	(152,764,021)	213,150,989
(20,130,254)	(166,084,129)	(18,233,206)	(56,576,048)	(291,036,549)	(357,347,796)

(273,369,051)	(273,313,426)	(60,371,177)	(47,374,215)	(445,265,408)	(151,872,547)

—	—	—	—	—	(777,499)
—	—	—	—	—	—
—	—	—	—	—	(21,815,192)
—	—	—	—	—	(2,184,581)
—	—	—	—	—	(4,465,841)
—	(1,127,041)	—	—	—	—
—	(6,120,894)	—	—	—	—
—	(2,063,828)	—	—	—	—
—	(1,733,899)	—	—	—	—
—	(10,832)	—	—	—	—
					—
—	(30,668,524)	—	—	(8,049,448)	(2,796,071)
—	—	—	—	—	—
—	(162,487,528)	—	—	(118,212,233)	(82,411,812)
—	(52,727,334)	—	—	(11,269,678)	(10,490,630)
—	(44,412,046)	—	—	(30,833,705)	(20,432,459)
—	(294,567)	—	—	—	—

—	(301,646,493)	—	—	(168,365,064)	(145,374,085)

(88,874,299)	(137,141,667)	44,211,017	16,036,638	170,535,976	329,664,238

7,727	7,015	—	1,487	150,670	393,391

(362,235,623)	(712,094,571)	(16,160,160)	(31,336,090)	(442,943,826)	32,810,997
790,717,299	1,502,811,870	234,868,511	266,204,601	980,376,538	947,565,541

$428,481,676	$790,717,299	$218,708,351	$234,868,511	$537,432,712	$980,376,538

$5,909,242	$5,461,698	$829,036	$472,929	$(30,847,376)	$(29,382,538)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Financial Highlights	All-Cap Energy & Resources Portfolio

	Institutional					Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period February 16, 2005[1] to	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period February 16, 2005[1] to
		2008	2007	2006	September 30, 2005		2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$16.20	$19.40	$13.85	$13.56	$10.00	$16.01	$19.19	$13.75	$13.52	$10.00

Net investment income (loss)[2]	0.01	0.24	0.05	0.02	0.02	(0.01)	0.12	(0.02)	(0.02)	0.03
Net realized and unrealized gain (loss)	(6.30)	(2.90)	5.90	0.26	3.54	(6.22)	(2.83)	5.86	0.24	3.49

Net increase (decrease) from investment operations	(6.29)	(2.66)	5.95	0.28	3.56	(6.23)	(2.71)	5.84	0.22	3.52

Dividends and distributions from:
Net investment income	—	(0.23)	—	—	—	—	(0.16)	—	—	—
Net realized gain	(1.62)	(0.31)	(0.40)	—	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(1.62)	(0.54)	(0.40)	—	—	(1.62)	(0.47)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$8.29	$16.20	$19.40	$13.85	$13.56	$8.16	$16.01	$19.19	$13.75	$13.52

Total Investment Return
Based on net asset value	(38.48)%[4,5]	(14.25)%[4]	43.66%[4]	2.14%[6]	35.60%[4,5]	(38.56)%[4,5]	(14.59)%[4]	43.16%[4]	1.70%[7]	35.20%[4,5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.93%[8]	0.89%	0.93%	0.99%	1.04%[8]	1.34%[8]	1.25%	1.33%	1.34%	1.34%[8]

Total expenses	1.01%[8]	0.89%	0.93%	1.01%	1.54%[8]	1.71%[8]	1.25%	1.42%	1.40%	1.77%[8]

Net investment income (loss)	0.19%[8]	1.14%	0.31%	0.17%	0.25%[8]	(0.25)%[8]	0.56%	(0.11)%	(0.17)%	0.01%[8]

Supplemental Data
Net assets, end of period (000)	$229,163	$510,804	$598,747	$337,771	$92,147	$1,936	$4,836	$3,435	$2,368	$— [9]

Portfolio turnover	11%	38%	31%	41%	12%	11%	38%	31%	41%	12%

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	All-Cap Energy & Resources Portfolio

	Investor A					Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period February 16, 2005[1] to	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period February 16, 2005[1] to
		2008	2007	2006	September 30, 2005		2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$16.01	$19.18	$13.75	$13.50	$10.00	$15.68	$18.82	$13.59	$13.44	$10.00

Net investment income (loss)[2]	(0.01)	0.17	(0.02)	(0.02)	0.00 [3]	(0.04)	0.01	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	(6.22)	(2.87)	5.85	0.26	3.50	(6.09)	(2.81)	5.76	0.26	3.49

Net increase (decrease) from investment operations	(6.23)	(2.70)	5.83	0.24	3.50	(6.13)	(2.80)	5.63	0.14	3.44

Dividends and distributions from:
Net investment income	—	(0.16)	—	—	—	—	(0.03)	—	—	—
Net realized gain	(1.62)	(0.31)	(0.40)	—	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(1.62)	(0.47)	(0.40)	—	—	(1.62)	(0.34)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$8.16	$16.01	$19.18	$13.75	$13.50	$7.93	$15.68	$18.82	$13.59	$13.44

Total Investment Return
Based on net asset value[10]	(38.56)%[4,5]	(14.55)%[4]	43.09%[4]	1.85%[7]	35.00%[4,5]	(38.76)%[4,5]	(15.23)%[4]	42.11%[4]	1.12%[6]	34.40%[4,5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.34%[8]	1.26%	1.31%	1.34%	1.34%[8]	2.04%[8]	2.04%	2.04%	2.04%	2.04%[8]

Total expenses	1.61%[8]	1.27%	1.34%	1.46%	1.87%[8]	2.48%[8]	2.09%	2.23%	2.13%	2.49%[8]

Net investment income (loss)	(0.23)%[8]	0.81%	(0.10)%	(0.16)%	0.01%[8]	(0.91)%[8]	0.06%	(0.82)%	(0.86)%	(0.64)%[8]

Supplemental Data
Net assets, end of period (000)	$122,035	$267,422	$347,598	$248,557	$87,949	$21,803	$42,399	$55,538	$43,477	$16,019

Portfolio turnover	11%	38%	31%	41%	12%	11%	38%	31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

8	Annualized.

9	Net assets end of period are less than $500.

10	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Financial Highlights (continued)	All-Cap Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period February 16, 2005[1] to
		2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$15.69	$18.84	$13.60	$13.46	$10.00

Net investment income (loss)[2]	(0.04)	0.02	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	(6.10)	(2.82)	5.77	0.25	3.51

Net increase (decrease) from investment operations	(6.14)	(2.80)	5.64	0.13	3.46

Dividends and distributions from:
Net investment income	—	(0.04)	—	—	—
Net realized gain	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(1.62)	(0.35)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$7.93	$15.69	$18.84	$13.60	$13.46

Total Investment Return
Based on net asset value[4]	(38.80)%[5,6]	(15.21)%[5]	42.15%[5]	1.04%[7]	34.60%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.04%[8]	2.01%	2.04%	2.04%	2.04%[8]

Total expenses	2.35%[8]	2.02%	2.12%	2.09%	2.48%[8]

Net investment income (loss)	(0.92)%[8]	0.08%	(0.83)%	(0.86)%	(0.70)%[8]

Supplemental Data
Net assets, end of period (000)	$74,190	$153,512	$207,194	$136,120	$48,288

Portfolio turnover	11%	38%	31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Total investment returns exclude the effects of sales charges.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

8	Annualized.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Aurora Portfolio

	Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$19.49	$30.87	$37.15	$43.43	$40.71	$33.18

Net investment income (loss)	0.05 [1]	(0.02)[1]	0.10 [1]	0.08 [1]	(0.04)[1]	(0.11)
Net realized and unrealized gain (loss)	(6.93)	(5.34)	4.82	1.13	6.60	7.66

Net increase (decrease) from investment operations	(6.88)	(5.36)	4.92	1.21	6.56	7.55

Dividends and distributions from:
Tax return of capital	—	(0.21)	—	—	—	—
Net realized gain	—	(5.81)	(11.20)	(7.49)	(3.84)	(0.02)

Total dividends and distributions	—	(6.02)	(11.20)	(7.49)	(3.84)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$12.61	$19.49	$30.87	$37.15	$43.43	$40.71

Total Investment Return
Based on net asset value	(35.30)%[3,4]	(21.60)%[3,5]	14.86%[3]	3.40%[3]	16.62%[3]	22.75%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.05%[6]	1.05%	1.01%	1.06%	1.14%	1.10%

Total expenses	1.41%[6]	1.28%	1.11%	1.07%	1.14%	1.10%

Net investment income (loss)	0.74%[6]	(0.08)%	0.32%	0.22%	(0.09)%	(0.27)%

Supplemental Data
Net assets, end of period (000)	$44,606	$81,400	$169,479	$153,103	$165,837	$197,475

Portfolio turnover	148%	147%	134%	142%	73%	33%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Payment from affiliate of $139,965 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Financial Highlights (continued)	Aurora Portfolio

	Investor A							Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,						Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008		2007	2006	2005	2004	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$17.86	$28.75		$35.39	$41.88	$39.49	$32.28	$14.26	$24.06	$31.48	$38.32	$36.67	$30.19

Net investment income (loss)	0.02 [1]	(0.10)[1]		0.01 [1]	(0.05)[1]	(0.16)[1]	(0.22)	(0.02)[1]	(0.21)[1]	(0.19)[1]	(0.29)[1]	(0.40)[1]	(0.45)
Net realized and unrealized gain (loss)	(6.34)	(4.91)		4.55	1.05	6.39	7.45	(5.07)	(3.92)	3.97	0.94	5.89	6.95

Net increase (decrease) from investment operations	(6.32)	(5.01)		4.56	1.00	6.23	7.23	(5.09)	(4.13)	3.78	0.65	5.49	6.50

Dividends and distributions from:
Tax return of capital	—	(0.21)		—	—	—	—	—	(0.21)	—	—	—	—
Net realized gain	—	(5.67)		(11.20)	(7.49)	(3.84)	(0.02)	—	(5.46)	(11.20)	(7.49)	(3.84)	(0.02)

Total dividends and distributions	—	(5.88)		(11.20)	(7.49)	(3.84)	(0.02)	—	(5.67)	(11.20)	(7.49)	(3.84)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00	[2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$11.54	$17.86		$28.75	$35.39	$41.88	$39.49	$9.17	$14.26	$24.06	$31.48	$38.32	$36.67

Total Investment Return
Based on net asset value[3]	(35.39)%[4,5]	(21.92	)%4,[6]	14.48%[4]	2.95%[4]	16.28%[4]	22.39%	(35.69)%[4,5]	(22.47)%[4,6]	13.56%[4]	2.18%[4]	15.44%[4]	21.53%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.44%[7]	1.42%		1.39%	1.44%	1.40%	1.40%	2.19%[7]	2.18%	2.16%	2.19%	2.14%	2.10%

Total expenses	1.70%[7]	1.45%		1.40%	1.56%	1.47%	1.40%	2.57%[7]	2.32%	2.24%	2.23%	2.15%	2.10%

Net investment income (loss)	0.35%[7]	(0.44)%		0.03%	(0.15)%	(0.36)%	(0.57)%	(0.42)%[7]	(1.21)%	(0.75)%	(0.90)%	(1.10)%	(1.27)%

Supplemental Data
Net assets, end of period (000)	$272,083	$481,193		$871,699	$1,189,440	$1,690,497	$2,169,836	$53,161	$119,213	$250,672	$329,207	$436,642	$470,430

Portfolio turnover	148%	147%		134%	142%	73%	33%	148%	147%	134%	142%	73%	33%

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Aurora Portfolio

	Investor C						R
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,	Period October 2, 2006[8] to
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$14.25	$24.07	$31.47	$38.32	$36.67	$30.18	$17.72	$28.70	$35.21

Net investment income (loss)	(0.02)[1]	(0.21)[1]	(0.18)[1]	(0.29)[1]	(0.42)[1]	(0.45)	0.01 [1]	(0.13)[1]	(0.16)[1]
Net realized and unrealized gain (loss)	(5.06)	(3.93)	3.98	0.93	5.91	6.96	(6.29)	(4.83)	4.85

Net increase (decrease) from investment operations	(5.08)	(4.14)	3.80	0.64	5.49	6.51	(6.28)	(4.96)	4.69

Dividends and distributions from:
Tax return of capital	—	(0.21)	—	—	—	—	—	(0.21)	—
Net realized gain	—	(5.47)	(11.20)	(7.49)	(3.84)	(0.02)	—	(5.81)	(11.20)

Total dividends and distributions	—	(5.68)	(11.20)	(7.49)	(3.84)	(0.02)	—	(6.02)	(11.20)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$9.17	$14.25	$24.07	$31.47	$38.32	$36.67	$11.44	$17.72	$28.70

Total Investment Return
Based on net asset value	(35.65)%[4,5]	(22.50)%[3,4,6]	13.64%[3,4]	2.16%[3,4]	15.45%[3,4]	21.57%[3]	(35.44)%[4,5]	(21.90)%[4,6]	14.87%[4,5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.19%[7]	2.17%	2.13%	2.19%	2.14%	2.10%	1.60%[7]	1.58%	1.50%[7]

Total expenses	2.44%[7]	2.23%	2.17%	2.22%	2.15%	2.10%	1.88%[7]	1.71%	1.50%[7]

Net investment income (loss)	(0.41)%[7]	(1.20)%	(0.72)%	(0.90)%	(1.10)%	(1.27)%	0.19%[7]	(0.60)%	(0.57)%[7]

Supplemental Data
Net assets, end of period (000)	$57,782	$107,555	$209,820	$283,562	$405,952	$493,980	$849	$1,356	$1,141

Portfolio turnover	148%	147%	134%	142%	73%	33%	148%	147%	134%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Payment from affiliate of $139,965 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7	Annualized.

8	Commencement of operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Financial Highlights (continued)	Capital Appreciation Portfolio

	Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,			Period November 1, 2004 to	Year Ended October 31,
	(Unaudited)	2008	2007	2006	September 30, 2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$15.25	$18.21	$14.91	$14.19	$12.78	$12.17	$10.14

Net investment income (loss)	0.05 [1]	0.07 [1]	0.06 [1]	0.00 [1,2]	0.05 [1]	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(3.84)	(3.03)	3.24	0.72	1.36	0.65	2.05

Net increase (decrease) from investment operations	(3.79)	(2.96)	3.30	0.72	1.41	0.61	2.03

Redemption fees added to paid-in capital	—	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$11.46	$15.25	$18.21	$14.91	$14.19	$12.78	$12.17

Total Investment Return
Based on net asset value	(24.85)%[3]	(16.26)%[4]	22.13%[4]	5.07%[4]	11.03%[3,4,5]	5.01%	20.02%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.70%[6]	0.70%	0.75%	0.95%	1.05%[6]	1.14%	1.08%

Total expenses	0.88%[6]	0.85%	0.88%	1.00%	1.15%[6]	1.14%	1.08%

Net investment income (loss)	0.81%[6]	0.42%	0.38%	0.00%[7]	0.43%[6]	(0.31)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$99,147	$77,323	$71,072	$48,146	$52,154	$52,399	$60,878

Portfolio turnover	43%	80%	97%	87%	70%	91%	113%

	Investor A
	Six Months Ended March 31, 2009	Year Ended September 30,			Period November 1, 2004 to	Year Ended October 31,
	(Unaudited)	2008	2007	2006	September 30, 2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91	$9.96

Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(3.63)	(2.95)	3.12	0.70	1.33	0.64	2.00

Net increase (decrease) from investment operations	(3.62)	(2.97)	3.10	0.64	1.35	0.56	1.95

Redemption fees added to paid-in capital	—	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$10.97	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91

Total Investment Return
Based on net asset value[8]	(24.81)%[3]	(16.91)%[4]	21.44%[4]	4.63%[4]	10.83%[3,4,5]	4.70%	19.58%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.30%[6]	1.23%	1.28%	1.35%	1.31%[6]	1.44%	1.38%

Total expenses	1.42%[6]	1.33%	1.35%	1.53%	1.48%[6]	1.44%	1.38%

Net investment income (loss)	0.17%[6]	(0.10)%	(0.16)%	(0.40)%	0.21%[6]	(0.62)%	(0.47)%

Supplemental Data
Net assets, end of period (000)	$94,504	$125,521	$131,712	$112,737	$120,371	$99,435	$103,247

Portfolio turnover	43%	80%	97%	87%	70%	91%	113%

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Capital Appreciation Portfolio

	Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,			Period November 1, 2004 to	Year Ended October 31,
	(Unaudited)	2008	2007	2006	September 30, 2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.51	$16.34	$13.56	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.03)[1]	(0.14)[1]	(0.14)[1]	(0.16)[1]	(0.06)[1]	(0.15)	(0.12)
Net realized and unrealized gain (loss)	(3.39)	(2.69)	2.92	0.66	1.26	0.60	1.92

Net increase (decrease) from investment operations	(3.42)	(2.83)	2.78	0.50	1.20	0.45	1.80

Redemption fees added to paid-in capital	—	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$10.09	$13.51	$16.34	$13.56	$13.06	$11.86	$11.41

Total Investment Return
Based on net asset value[8]	(25.32)%[3]	(17.32)%[4]	20.50%[4]	3.83%[4]	10.12%[3,4,9]	3.94%	18.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.10%[6]	2.00%	2.07%	2.10%	2.05%[6]	2.14%	2.08%

Total expenses	2.35%[6]	2.11%	2.20%	2.20%	2.15%[6]	2.14%	2.08%

Net investment loss	(0.63)%[6]	(0.87)%	(0.95)%	(1.16)%	(0.53)%[6]	(1.31)%	(1.17)%

Supplemental Data
Net assets, end of period (000)	$10,207	$19,663	$48,260	$71,078	$85,465	$97,938	$108,125

Portfolio turnover	43%	80%	97%	87%	70%	91%	113%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Aggregate total investment return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

6	Annualized.

7	Less than 0.01%

8	Total investment returns exclude the effects of sales charges.

9	The total return includes an increase of 0.09% related to payments made by the previous investment advisor prior to January 31, 2005.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Financial Highlights (continued)	Capital Appreciation Portfolio

	Investor C
	Six Months Ended March 31, 2009	Year Ended September 30,			Period November 1, 2004 to	Year Ended October 31,
	(Unaudited)	2008	2007	2006	September 30, 2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.56	$16.38	$13.57	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.02)[1]	(0.11)[1]	(0.12)[1]	(0.15)[1]	(0.06)[1]	(0.15)	(0.11)
Net realized and unrealized gain (loss)	(3.41)	(2.71)	2.93	0.66	1.26	0.60	1.91

Net increase (decrease) from investment operations	(3.43)	(2.82)	2.81	0.51	1.20	0.45	1.80

Redemption fees added to paid-in capital	—	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$10.13	$13.56	$16.38	$13.57	$13.06	$11.86	$11.41

Total Investment Return
Based on net asset value[3]	(25.30)%[4]	(17.22)%[5]	20.71%[5]	3.91%[5]	10.12%[4,5,6]	3.94%	18.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.88%[7]	1.85%	1.92%	2.04%	2.05%[7]	2.14%	2.08%

Total expenses	1.99%[7]	1.96%	1.99%	2.10%	2.15%[7]	2.14%	2.08%

Net investment loss	(0.39)%[7]	(0.73)%	(0.80)%	(1.10)%	(0.51)%[7]	(1.30)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$14,851	$12,361	$15,160	$17,079	$20,570	$23,854	$30,516

Portfolio turnover	43%	80%	97%	87%	70%	91%	113%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	The total return includes an increase of 0.09% related to payments made by the previous investment advisor prior to January 31, 2005.

7	Annualized.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Energy & Resources Portfolio

	Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
	(Unaudited)	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$51.31	$63.42	$68.57	$79.62	$58.80	$41.25	$26.85

Net investment income (loss)	(0.01)[1]	(0.13)[1]	(0.02)[1]	0.57 [1]	0.15 [1]	(0.08)	0.27
Net realized and unrealized gain (loss)	(22.90)	(2.78)	14.26	(2.50)	20.67	19.52	14.78

Net increase (decrease) from investment operations	(22.91)	(2.91)	14.24	(1.93)	20.82	19.44	15.05

Dividends and distributions from:
Net investment income	—	(2.01)	(0.81)	(0.53)	—	(0.34)	(0.65)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.04)	(9.23)	(19.39)	(9.13)	—	(1.89)	(0.65)

Redemption fees added to paid-in capital	0.01	0.03	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$19.37	$51.31	$63.42	$68.57	$79.62	$58.80	$41.25

Total Investment Return
Based on net asset value	(45.14)%[3,4]	(6.77)%[3]	23.55%[5]	(2.89)%[6]	35.41%[4,5]	47.95%[4]	56.49%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.03%[7]	0.92%	1.03%	0.98%	1.04%[7]	1.01%[7]	1.04%

Total expenses	1.08%[7]	0.92%	1.07%	1.02%	1.18%[7]	1.02%[7]	1.04%

Net investment income (loss)	(0.12)%[7]	(0.18)%	(0.03)%	0.76%	0.42%[7]	(0.16)%[7]	0.79%

Supplemental Data
Net assets, end of period (000)	$45,693	$82,147	$37,498	$35,010	$40,906 [7]	$29,188 [7]	$20,044

Portfolio turnover	17%	32%	15%	27%	9%	22%	27%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

7	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

Financial Highlights (continued)	Energy & Resources Portfolio

	Investor A
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period July 1, 2004 to	Year Ended June 30, 2004
	(Unaudited)	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81

Net investment income (loss)	(0.04)[1]	(0.32)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)	0.21
Net realized and unrealized gain (loss)	(21.16)	(2.29)	13.41	(2.36)	19.75	18.69	14.15

Net increase (decrease) from investment operations	(21.20)	(2.61)	13.25	(2.04)	19.78	18.54	14.36

Dividends and distributions from:
Net investment income	—	(1.92)	(0.55)	(0.48)	—	(0.34)	(0.59)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.04)	(9.14)	(19.13)	(9.08)	—	(1.89)	(0.59)

Redemption fees added to paid-in capital	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$17.06	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58

Total Investment Return
Based on net asset value[3]	(45.38)%[4,5]	(6.78)%[6]	23.25%[7]	(3.20)%[6]	35.18%[5,7]	47.69%[5]	56.06%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.32%[8]	1.25%	1.29%	1.30%	1.34%[8]	1.36%[8]	1.34%

Total expenses	1.52%[8]	1.25%	1.30%	1.41%	1.52%[8]	1.38%[8]	1.34%

Net investment income (loss)	(0.41)%[8]	(0.49)%	(0.28)%	0.44%	0.10%[8]	(0.52)%[8]	0.64%

Supplemental Data
Net assets, end of period (000)	$395,588	$689,646	$685,590	$683,417	$877,120 [8]	$676,234 [8]	$406,209

Portfolio turnover	17%	32%	15%	27%	9%	22%	27%

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Energy & Resources Portfolio

	Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$39.68	$50.87	$58.19	$69.43	$51.58	$36.52	$23.89

Net investment loss	(0.10)[1]	(0.67)[1]	(0.50)[1]	(0.18)[1]	(0.19)[1]	(0.32)	(0.06)
Net realized and unrealized gain (loss)	(17.67)	(1.81)	11.82	(2.09)	18.04	17.18	13.14

Net increase (decrease) from investment operations	(17.77)	(2.48)	11.32	(2.27)	17.85	16.86	13.08

Dividends and distributions from:
Net investment income	—	(1.51)	(0.06)	(0.38)	—	(0.25)	(0.45)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.04)	(8.73)	(18.64)	(8.98)	—	(1.80)	(0.45)

Redemption fees added to paid-in capital	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$12.88	$39.68	$50.87	$58.19	$69.43	$51.58	$36.52

Total Investment Return
Based on net asset value[3]	(45.48)%[5,9]	(7.63)%[6]	22.35%[7]	(3.91)%[6]	34.60%[5,7]	47.09%[5]	55.07%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.04%[8]	2.00%	2.03%	2.02%	2.04%[8]	2.01%[8]	2.04%

Total expenses	2.32%[8]	2.01%	2.08%	2.09%	2.18%[8]	2.02%[8]	2.04%

Net investment loss	(1.12)%[8]	(1.24)%	(1.01)%	(0.27)%	(0.60)%[8]	(1.17)%[8]	(0.20)%

Net investment income (loss)
Net assets, end of period (000)	$23,142	$57,174	$80,178	$87,636	$117,845 [8]	$94,506 [8]	$66,704

Portfolio turnover	17%	32%	15%	27%	9%	22%	27%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

5	Aggregate total investment return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

8	Annualized.

9	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	41

Financial Highlights (concluded)	Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$39.61	$50.84	$58.13	$69.37	$51.53	$36.48	$23.88

Net investment loss	(0.10)[1]	(0.66)[1]	(0.50)[1]	(0.17)[1]	(0.19)[1]	(0.30)	(0.03)
Net realized and unrealized gain (loss)	(17.63)	(1.79)	11.83	(2.10)	18.03	17.14	13.10

Net increase (decrease) from investment operations	(17.73)	(2.45)	11.33	(2.27)	17.84	16.84	13.07

Dividends and distributions from:
Net investment income	—	(1.58)	(0.04)	(0.38)	—	(0.24)	(0.47)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.04)	(8.80)	(18.62)	(8.98)	—	(1.79)	(0.47)

Redemption fees added to paid-in capital	0.00 [2]	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$12.84	$39.61	$50.84	$58.13	$69.37	$51.53	$36.48

Total Investment Return
Based on net asset value[3]	(45.49)%[4,5]	(7.57)%[6]	22.36%[4]	(3.92)%[7]	34.62%[4,5]	47.01%[5]	55.05%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.04%[8]	1.96%	2.01%	2.01%	2.04%[8]	2.01%[8]	2.04%

Total expenses	2.22%[8]	1.96%	2.02%	2.05%	2.17%[8]	2.02%[8]	2.04%

Net investment loss	(1.13)%[8]	(1.21)%	(1.00)%	(0.26)%	(0.61)%[8]	(1.17)%[8]	(0.10)%

Net investment income (loss)
Net assets, end of period (000)	$73,009	$151,409	$144,300	$147,723	$201,265 [8]	$169,871 [8]	$122,088

Portfolio turnover	17%	32%	15%	27%	9%	22%	27%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.01%.

8	Annualized.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 27 registered portfolios, of which the BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Aurora Portfolio (“Aurora”), BlackRock Capital Appreciation Portfolio (“Capital Appreciation”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Board of Trustees (the “Board”) of the Fund on behalf of Capital Appreciation and the shareholders of the PNC Equity Growth Fund, a series of the PNC Funds, Inc., approved a reorganization (the “Reorganization”), which was a tax-free event that took place on November 17, 2008.

Target Fund	Acquiring Portfolio
PNC Equity Growth Fund	Capital Appreciation

Under the agreement and plan of reorganization with respect to the Reorganization, PNC Equity Growth Fund Investor A Shares, Investor C Shares and Institutional Shares were exchanged for Capital Appreciation Investor A Shares and Institutional Shares. The conversion ratio for each Share class was as follows:

PNC Equity Growth Fund/ Capital Appreciation
Investor A/ Investor A	0.43269926
Investor C/ Investor A	0.41215351
Institutional/ Institutional	0.42252433

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolio	Net Assets Combined After Reorganization as of November 17, 2008	Net Assets Prior to Reorganization as of November 17, 2008	Shares Issued	PNC Equity Growth Fund Shares Redeemed
Capital Appreciation	$192,543,523	$182,664,682	868,487	2,054,276

Included in the net assets acquired were the following components:

PNC Fund	Paid In Capital	Net Unrealized Depreciation	Net Assets
PNC Equity Growth Fund	$15,211,923	$(5,333,082)	$9,878,841

The following Portfolios of the Fund changed their names on February 2, 2009:

Former Name	New Name
BlackRock All-Cap Global Resources Portfolio	BlackRock All-Cap Energy & Resources Portfolio
BlackRock Global Resources Portfolio	BlackRock Energy & Resources Portfolio

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at the net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an

SEMI-ANNUAL REPORT	MARCH 31, 2009	43

Notes to Financial Statements (continued)

arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Forward Currency Contracts – A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios may enter into forward currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., forward currency contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., forward currency contracts).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The

44	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
First $1 Billion	0.750%	0.850%	0.650%	0.750%
$1 Billion - $2 Billion	0.700	0.800	0.600	0.700
$2 Billion - $3 Billion	0.675	0.750	0.575	0.675
Greater Than $3 Billion	0.650	0.700	0.550	0.650

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
Institutional	0.93%	1.05%	0.70%	1.04%
Service	1.34%	1.44%[1]	1.35%[1]	1.34%[1]
Investor A	1.34%	1.44%	1.35%	1.34%
Investor B	2.04%	2.19%	2.10%	2.04%
Investor C	2.04%	2.19%	2.10%	2.04%
R	1.78%[1]	1.60%	1.94%[1]	1.88%[1]

1	There were no shares outstanding as of March 31, 2009.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and certain other affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per

SEMI-ANNUAL REPORT	MARCH 31, 2009	45

Notes to Financial Statements (continued)

shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
All-Cap Energy & Resources	$25,974	$212
Aurora	116,744	14,689
Capital Appreciation	5,674	15,010
Energy & Resources	37,618	272

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending—affiliated on the Statements of Operations.

The securities lending agent fees received by BIM were as follows:

Securities lending agent fees for the six months ended March 31, 2009
All-Cap Energy & Resources	$13,768
Aurora	33,287
Capital Appreciation	261
Energy & Resources	40,208

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

All-Cap Energy & Resources	$56,868
Aurora	122,520
Capital Appreciation	20,324
Energy & Resources	85,089

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$3,871	$619	$24,193	$5,444	$12,358	—	$46,485
Aurora	—	—	41,196	—	—	$22	41,218
Capital Appreciation	—	—	13,548	4,195	613	—	18,356
Energy & Resources	1,207	—	30,334	5,123	7,191	—	43,855

46	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$33,556	$283	$16,731	$2,971	$10,234	—)	$63,775
Aurora	6,637	—	39,029	9,084	8,611	$116	63,477
Capital Appreciation	10,506	—	11,733	1,570	1,622	—	25,431
Energy & Resources	4,432	—	49,570	3,606	10,192	—	67,800

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$32,725	$283	$16,731	$2,971	$10,234	—	$62,944
Aurora	6,637	—	38,847	9,084	8,611	$116	63,295
Capital Appreciation	10,506	—	801	1,489	—	—	12,796
Energy & Resources	2,729	—	49,019	3,606	9,997	—	65,351

	Share Classes
Service and Distribution Fees	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$2,833	$166,939	$119,702	$410,971	—	$700,445
Aurora	—	369,207	355,392	337,409	$2,328	1,064,336
Capital Appreciation	—	117,153	61,312	64,399	—	242,864
Energy & Resources	—	462,044	142,895	405,463	—	1,010,402

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$56,935	$5,571	$263,267	$60,464	$154,513	—	$540,750
Aurora	97,686	—	644,154	196,649	142,446	$1,537	1,082,472
Capital Appreciation	18,993	—	154,739	33,704	10,497	—	217,933
Energy & Resources	23,492	—	686,538	54,079	113,093	—	877,202

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$3,743	$619	$24,093	$5,444	$12,358	—	$46,257
Aurora	—	—	40,969	—	—	$22	40,991
Capital Appreciation	—	—	215	3,925	—	—	4,140
Energy & Resources	682	—	29,834	5,123	7,096	—	42,735

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	R	Total
All-Cap Energy & Resources	$45,233	$3,066	$127,904	$42,172	$97,316	—	$315,691
Aurora	89,840	—	320,634	127,468	77,946	$1,143	617,031
Capital Appreciation	18,946	—	—	3,356	—	—	22,302
Energy & Resources	4,527	—	312,279	30,717	55,686	—	403,209

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
All-Cap Energy & Resources	$268,738	$381,735	$130,792
Aurora	805,630	955,200	197,839

	Expiring January 31,
	2010	2011	2012
Capital Appreciation	200,876	165,487	51,484
Energy & Resources	55,847	404,402	135,019

SEMI-ANNUAL REPORT	MARCH 31, 2009	47

Notes to Financial Statements (continued)

The following waivers previously recorded by the portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2009:

All-Cap Energy & Resources	$131,783

For the three months ended December 31, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned commissions on transactions of securities as follows:

All-Cap Energy & Resources	$6,195
Aurora	97,391
Capital Appreciation	3,240
Energy & Resources	75,122

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

All-Cap Energy & Resources	$9,181
Aurora	1,588
Capital Appreciation	14,370
Energy & Resources	33,346

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B and C Shares:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$15,827	$88,181	$32,800
Aurora	80	24,753	1,251
Capital Appreciation	—	10,192	2,632
Energy & Resources	12,411	40,083	39,455

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009 was as follows which is included in interest and dividends – affiliated on the Statements of Operations:

All-Cap Energy & Resources	$982
Aurora	1,686
Capital Appreciation	432
Energy & Resources	1,071

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$58,951,764	$216,061,780

	Purchases	Sales
Aurora	781,125,939	867,915,304
Capital Appreciation	123,200,917	90,282,570
Energy & Resources	114,232,816	95,616,095

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

5. Capital Loss Carryforward:

As of September 30, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2010	2011	Total
Capital Appreciation	$32,425,507	$18,377,786	$50,803,293

6. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

48	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,964,038	$35,623,597	9,052,749	$188,696,516
Shares issued in reinvestment of dividends and distributions	5,705,652	45,759,161	838,728	16,866,827

Total issued	9,669,690	81,382,758	9,891,477	205,563,343
Shares redeemed	(13,568,149)	(124,181,634)	(9,226,778)	(206,600,458)

Net increase (decrease)	(3,898,459)	$(42,798,876)	664,699	$(1,037,115)

Service
Shares sold	47,365	$463,008	249,773	$5,748,476
Shares issued in reinvestment of dividends and distributions	36,296	286,741	3,119	62,170

Total issued	83,661	749,749	252,892	5,810,646
Shares redeemed	(148,448)	(1,355,481)	(129,909)	(2,707,905)

Net increase (decrease)	(64,787)	$(605,732)	122,983	$3,102,741

Investor A
Shares sold	2,776,744	$24,496,357	6,199,085	$136,305,042
Shares issued in reinvestment of dividends and distributions	2,485,168	19,632,659	358,961	7,154,106

Total issued	5,261,912	44,129,016	6,558,046	143,459,148
Shares redeemed	(7,012,875)	(65,241,206)	(7,972,335)	(165,962,206)

Net decrease	(1,750,963)	$(21,112,190)	(1,414,289)	$(22,503,058)

Investor B
Shares sold	211,458	$1,812,746	507,174	$10,924,000
Shares issued in reinvestment of dividends and distributions	474,990	3,652,624	46,276	909,329

Total issued	686,448	5,465,370	553,450	11,833,329
Shares redeemed	(639,293)	(5,659,008)	(801,196)	(16,092,877)

Net increase (decrease)	47,155	$(193,638)	(247,746)	$(4,259,548)

Investor C
Shares sold	979,945	$8,473,128	2,689,785	$57,811,060
Shares issued in reinvestment of dividends and distributions	1,666,587	12,815,816	188,487	3,705,692

Total issued	2,646,532	21,288,944	2,878,272	61,516,752
Shares redeemed	(3,078,107)	(27,897,644)	(4,091,437)	(83,112,997)

Net decrease	(431,575)	$(6,608,700)	(1,213,165)	$(21,596,245)

SEMI-ANNUAL REPORT	MARCH 31, 2009	49

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Aurora	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,013,835	$13,820,111	2,074,486	$47,704,495
Shares issued in reinvestment of distributions	—	—	1,230,662	30,781,548

Total issued	1,013,835	13,820,111	3,305,148	78,486,043
Shares redeemed	(1,653,194)	(22,694,363)	(4,618,681)	(104,430,818)

Net decrease	(639,359)	$(8,874,252)	(1,313,533)	$(25,944,775)

Investor A
Shares sold	2,433,096	$29,323,906	3,833,437	$80,386,960
Shares issued in reinvestment of distributions	—	—	7,085,729	162,351,816

Total issued	2,433,096	29,323,906	10,919,166	242,738,776
Shares redeemed	(5,787,264)	(72,135,362)	(14,304,737)	(304,632,209)

Net decrease	(3,354,168)	$(42,811,456)	(3,385,571)	$(61,893,433)

Investor B
Shares sold	134,625	$1,406,607	183,023	$3,085,634
Shares issued in reinvestment of distributions	—	—	2,853,257	52,471,586

Total issued	134,625	1,406,607	3,036,280	55,557,220
Shares redeemed	(2,699,598)	(26,162,610)	(5,092,762)	(87,545,343)

Net decrease	(2,564,973)	$(24,756,003)	(2,056,482)	$(31,988,123)

Investor C
Shares sold	89,088	$886,231	260,720	$4,350,936
Shares issued in reinvestment of distributions	—	—	2,341,321	43,230,706

Total issued	89,088	886,231	2,602,041	47,581,642
Shares redeemed	(1,333,795)	(13,288,923)	(3,773,111)	(65,758,800)

Net decrease	(1,244,707)	$(12,402,692)	(1,171,070)	$(18,177,158)

R
Shares sold	8,473	$102,360	48,891	$1,086,944
Shares issued in reinvestment of distributions	—	—	12,133	281,248

Total issued	8,473	102,360	61,024	1,368,192
Shares redeemed	(10,757)	(132,256)	(24,289)	(506,370)

Net increase (decrease)	(2,284)	$(29,896)	36,735	$861,822

Capital Appreciation
Institutional
Shares issued from the reorganization	846,171	$9,635,176	—	$—
Shares sold	3,692,247	44,157,900	1,638,547	28,297,038

Total issued	4,538,418	53,793,076	1,638,547	28,297,038
Shares redeemed	(959,180)	(10,950,950)	(470,687)	(8,322,488)

Net increase	3,579,238	$42,842,126	1,167,860	$19,974,550

50	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Capital Appreciation (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares issued from the reorganization	22,316	$243,665	—	$—
Shares sold	1,870,199	20,660,435	3,197,945	53,739,514

Total issued	1,892,515	20,904,100	3,197,945	53,739,514
Shares redeemed	(1,876,784)	(20,845,338)	(2,095,586)	(34,173,398)

Net increase	15,731	$58,762	1,102,359	$19,566,116

Investor B
Shares sold	78,081	$793,400	96,209	$1,508,158
Shares redeemed	(521,565)	(5,237,901)	(1,594,178)	(24,746,487)

Net decrease	(443,484)	$(4,444,501)	(1,497,969)	$(23,238,329)

Investor C
Shares sold	861,757	$8,823,785	195,339	$2,936,249
Shares redeemed	(307,778)	(3,069,155)	(209,587)	(3,201,948)

Net increase (decrease)	553,979	$5,754,630	(14,248)	$(265,699)

Energy & Resources
Institutional
Shares sold	1,973,622	$44,293,942	1,839,333	$136,929,369
Shares issued in reinvestment of dividends and distributions	380,846	7,594,158	44,166	2,677,415

Total issued	2,354,468	51,888,100	1,883,499	139,606,784
Shares redeemed	(1,596,089)	(45,243,643)	(873,950)	(60,686,858)

Net increase	758,379	$6,644,457	1,009,549	$78,919,926

Investor A
Shares sold	7,703,418	$161,338,891	7,408,833	$495,863,823
Shares issued in reinvestment of dividends and distributions	6,478,750	113,896,770	1,758,021	98,308,999

Total issued	14,182,168	275,235,661	9,166,854	594,172,822
Shares redeemed	(5,575,152)	(134,459,327)	(6,200,250)	(394,977,968)

Net increase	8,607,016	$140,776,334	2,966,604	$199,194,854

Investor B
Shares sold	155,548	$2,520,568	256,247	$14,709,333
Shares issued in reinvestment of dividends and distributions	785,430	10,446,300	237,561	11,255,907

Total issued	940,978	12,966,868	493,808	25,965,240
Shares redeemed	(584,584)	(10,287,902)	(628,938)	(33,196,754)

Net increase (decrease)	356,394	$2,678,966	(135,130)	$(7,231,514)

SEMI-ANNUAL REPORT	MARCH 31, 2009	51

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	954,997	$16,020,682	1,659,207	$97,391,961
Shares issued in reinvestment of dividends and distributions	2,181,238	28,923,438	476,747	22,536,947

Total issued	3,136,235	44,944,120	2,135,954	119,928,908
Shares redeemed	(1,272,839)	(24,507,901)	(1,151,408)	(61,147,936)

Net increase	1,863,396	$20,436,219	984,546	$58,780,972

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

52	SEMI-ANNUAL REPORT	MARCH 31, 2009

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Member of the Audit Committee and Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Member of the Audit Committee and Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

SEMI-ANNUAL REPORT	MARCH 31, 2009	53

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

54	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

SEMI-ANNUAL REPORT	MARCH 31, 2009	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

56	SEMI-ANNUAL REPORT	MARCH 31, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY12-3/09-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Value Equity Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters — even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Small Cap Core Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Russell 2000 Index for the six-month period.

What factors influenced performance?

•

Underperformance for the period was largely driven by weak stock selection in industrials and information technology (IT). In industrials, selection among machinery and aerospace & defense names hampered relative performance. Altra Holdings Inc. and Orbital Sciences Inc. were among the key individual detractors in these areas. Disappointing relative performance from the Portfolio’s semiconductors & semiconductor equipment and internet software & services companies led to the performance shortfall in the IT sector.

•

Portfolio performance benefited from allocation and favorable stock selection in the materials sector. Key areas of strength included the containers & packaging and chemicals sub-sectors. Consumer goods packaging producer Silgan Holdings Inc. and specialty chemicals maker Hercules Inc., which was acquired during the period, added the greatest value.

•

In consumer discretionary, an overweight and stock selection in the specialty retail area and positive stock selection among textiles, apparel & luxury goods makers contributed to favorable performance comparisons. Notable contributors included Rent-A-Center Inc., Carter’s Inc. and J. Crew Group Inc.

•

HMS Holdings Corp. was a standout individual contributor in the healthcare sector. The company, which provides cost management services to state Medicaid agencies and other government-sponsored health programs, reported earnings that consistently beat expectations during the period.

Describe recent Portfolio activity.

•

Allocations to the financials and consumer discretionary sectors increased during the period, while healthcare, materials and consumer staples weightings declined. Within financials, we increased the Portfolio’s exposure within the insurance and real estate investment trust (REIT) sub-sectors. In consumer discretionary, we added to a weighting in specialty retailers as valuations reached historically attractive levels.

•

Conversely, we trimmed exposure to healthcare equipment & supplies companies and healthcare providers in the healthcare sector. Within the materials sector, we eliminated several positions in highly cyclical chemicals manufacturers as global economic conditions deteriorated.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio’s most notable overweight relative to the benchmark was in the healthcare sector, particularly within the healthcare providers & services sub-sector. The Portfolio was also modestly overweight in the materials sector, primarily among containers & packaging producers. Key underweights included industrials, notably electrical equipment and machinery, and utilities, primarily gas utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Silgan Holdings, Inc.	3%
Aspen Insurance Holdings Ltd.	3
HMS Holdings Corp.	2
SkillSoft Plc - ADR	2
The GEO Group, Inc.	2
EMS Technologies, Inc.	2
Chattem, Inc.	2
First American Corp.	2
Platinum Underwriters Holdings Ltd.	2
MEDNAX, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Financials	21%
Information Technology	19
Health Care	19
Industrials	12
Consumer Discretionary	12
Materials	5
Consumer Staples	4
Energy	4
Utilities	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Small Cap Core Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in the equity securities of US small capitalization companies (market capitalizations between approximately $7.6 million and $3.2 billion as of December 31, 2008).

3	An index that measures the performance of the 2000 smallest companies in the Russell 3000.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year		5 Years		From Inception[6]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(38.21)%	(39.99)%	N/A	(6.29)%	N/A	1.64%	N/A
Service	(38.33)	(40.20)	N/A	(6.53)	N/A	1.47	N/A
Investor A	(38.34)	(40.26)	(43.40)%	(6.67)	(7.67)%	1.32	0.57%
Investor B	(38.57)	(40.73)	(43.40)	(7.38)	(7.71)	0.74	0.74
Investor C	(38.62)	(40.74)	(41.34)	(7.37)	(7.37)	0.75	0.75
Russell 2000 Index	(37.17)	(37.50)	N/A	(5.24)	N/A	(0.70)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on January 2, 2002.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	October 1, 2008	March 31, 2009	During the Period[7]	October 1, 2008	March 31, 2009	During the Period[7]
Institutional	$1,000.00	$617.90	$5.24	$1,000.00	$1,018.44	$6.56
Service	$1,000.00	$616.70	$6.45	$1,000.00	$1,016.92	$8.08
Investor A	$1,000.00	$616.60	$7.13	$1,000.00	$1,016.06	$8.94
Investor B	$1,000.00	$614.30	$10.14	$1,000.00	$1,012.28	$12.72
Investor C	$1,000.00	$613.80	$10.14	$1,000.00	$1,012.28	$12.72

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.30% for Institutional, 1.60% for Service, 1.77% for Investor A, 2.52% for Investor B and 2.52% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Small Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Russell 2000 Growth Index for the six-month period.

What factors influenced performance?

•

Poor stock selection within the healthcare and consumer discretionary sectors was the most significant detractor from relative returns during the period. Within the healthcare sector, the healthcare equipment and supplies industry accounted for the majority of the Portfolio’s underperformance. Wright Medical Group, Inc., a manufacturer of hip and joint replacements, plummeted more than 50% on worries of decreased demand for its products. Additionally, ZOLL Medical Corp. dropped more than 50% on declining revenues for its defibrillator products. Within consumer discretionary, a position in Ticketmaster Entertainment, Inc. was the most significant detractor in the group. The company’s stock sunk more than 65% after a potential acquisition with a competitor was met with resistance from federal regulators. Portfolio holding Orient-Express Hotels also severely declined after repeatedly refusing to participate in discussions with potential acquirers.

•

On the positive side, strong stock selection within information technology (IT) and industrials was the biggest contributor to performance. Within IT, telecommunications equipment provider Neutral Tandem, Inc. was up more than 30% on strong market share gains and its high earnings visibility business model. Call center company ExlService Holdings, Inc. was flat for the period after posting a rally in the first quarter of 2009. Within industrials, outsourcing company Sykes Enterprises, Inc. was a relative outperformer in a sector that was down more than 40% for the period. The outsourcing company continues to benefit from its broad, global economic footprint. Elsewhere in the Portfolio, holding Green Mountain Coffee Roasters, Inc. climbed more than 20% on continued success in its coffee distribution business.

Describe recent Portfolio activity.

•

During the period, we increased the Portfolio’s overweight in the IT sector, adding names ON Semiconductor Corp., Monolithic Power Systems, Inc. and Silicon Laboratories, Inc. among others. We decreased its weighting in energy, eliminating holdings Delta Petroleum Corp., James River Coal Co. and Atwood Oceanics, Inc.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio’s most significant overweight relative to the benchmark was in the IT sector, and its largest underweight was in healthcare.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	3%
TiVo, Inc.	3
Sykes Enterprises, Inc	2
ExlService Holdings, Inc.	2
Forrester Research, Inc.	2
Scientific Games Corp. - Class A	2
Magellan Health Services, Inc.	2
SonicWALL, Inc.	2
Neutral Tandem, Inc.	2
SRA International, Inc. - Class A	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	33%
Health Care	21
Industrials	16
Consumer Discretionary	12
Financials	5
Energy	4
Consumer Staples	4
Materials	3
Exchange-Traded Funds	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US small capitalization growth companies (market capitalizations between approximately $7.6 million and $3.2 billion as of December 31, 2008) which the portfolio management team believes offer superior prospects for growth.

3	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to- earnings ratios.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(36.11)%	(40.25)%	N/A	(4.09)%	N/A	(0.64)%	N/A
Service	(36.17)	(40.40)	N/A	(4.33)	N/A	(0.89)	N/A
Investor A	(36.25)	(40.53)	(43.64)%	(4.40)	(5.43)%	(1.04)	(1.57)%
Investor B	(36.53)	(41.02)	(43.68)	(5.22)	(5.60)	(1.65)	(1.65)
Investor C	(36.53)	(41.06)	(41.64)	(5.23)	(5.23)	(1.80)	(1.80)
Russell 2000 Growth Index	(34.51)	(36.36)	N/A	(5.37)	N/A	(1.61)	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	October 1, 2008	March 31, 2009	During the Period[5]	October 1, 2008	March 31, 2009	During the Period[5]
Institutional	$1,000.00	$638.90	$3.60	$1,000.00	$1,020.56	$4.44
Service	$1,000.00	$638.30	$4.70	$1,000.00	$1,019.19	$5.81
Investor A	$1,000.00	$637.50	$5.47	$1,000.00	$1,018.23	$6.77
Investor B	$1,000.00	$634.70	$9.01	$1,000.00	$1,013.84	$11.16
Investor C	$1,000.00	$634.70	$9.01	$1,000.00	$1,013.84	$11.16

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.88% for Institutional, 1.15% for Service, 1.34% for Investor A, 2.21% for Investor B and 2.21% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	Small Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Russell 2000 Value Index for the six-month period.

What factors influenced performance?

•

In an extremely volatile period for financial stocks, relative performance benefited from strong stock selection in the financials sector. Mortgage and vehicle fleet management services provider PHH Corp. was among the standout individual contributors. An underweight among commercial banks and real estate investment trusts (REITs) also drove relative outperformance in the sector as these areas experienced significant selling pressure.

•

Stock selection among chemicals and metals & mining names added value in the materials sector. Key contributors included Reliance Steel & Aluminum Co. and Sensient Technologies Corp., a maker of food coloring and artificial flavors. In industrials, pest control services provider Rollins Inc. boosted relative returns.

•

By contrast, allocation and stock selection in both the utilities and information technology (IT) sectors weighed on relative performance. Notable individual detractors included customer management services provider Convergys Corp. and semiconductor manufacturer Microsemi Corp. Both stocks were sold during the period.

•

Although an overweight in the consumer staples sector added value, these gains were overshadowed by poor performance from select food producers, including Hain Celestial Group Inc. and Fresh Del Monte Produce Inc.

Describe recent Portfolio activity.

•

During the six months, we increased the Portfolio’s exposure to utilities, energy and financials. In utilities, we established several positions in electric utilities. In energy, we initiated positions in exploration & production names as commodity prices bottomed. In financials, we added to capital markets with new positions in KBW Inc. and Jefferies Group Inc.

•

We reduced exposure to consumer staples, consumer discretionary and IT. In consumer staples, we trimmed positions in food products and food & staples retailers. In consumer discretionary, we reduced exposure to specialty retailers, hotels, restaurants & leisure names, and apparel & luxury goods companies. In IT, we eliminated positions in IT services providers Forrester Research Inc. and Acxiom Corp.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the benchmark in healthcare, particularly among healthcare providers & services and healthcare equipment & supplies, consumer staples and energy. Key underweights included financials, primarily REITs and commercial banks, utilities and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
PHH Corp.	3%
Sensient Technologies Corp.	3
First Niagara Financial Group, Inc.	2
Silgan Holdings, Inc.	2
Magellan Health Services, Inc.	2
Aspen Insurance Holdings Ltd.	2
Endurance Specialty Holdings Ltd.	2
SkillSoft Plc - ADR	2
KBW, Inc.	2
Platinum Underwriters Holdings Ltd.	2

Percent of
Long-Term
Sector Allocation	Investments
Financials	32%
Consumer Discretionary	12
Industrials	11
Information Technology	10
Health Care	10
Consumer Staples	8
Utilities	6
Materials	5
Energy	5
Transportation	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

Small Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US small capitalization value companies (market capitalizations between approximately $7.8 million and $3.2 billion as of December 31, 2008).

3	An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to- earnings ratios.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	(37.55)%	(40.08)%	N/A	(6.08)%	N/A	3.23%	N/A
Institutional	(37.48)	(39.93)	N/A	(5.93)	N/A	3.38	N/A
Service	(37.58)	(40.18)	N/A	(6.23)	N/A	3.07	N/A
Investor A	(37.66)	(40.28)	(43.40)%	(6.30)	(7.31)%	2.95	2.39%
Investor B	(37.95)	(40.73)	(43.38)	(6.99)	(7.14)	2.30	2.30
Investor C	(37.81)	(40.69)	(41.28)	(7.01)	(7.01)	2.16	2.16
Russell 2000 Value Index	(39.64)	(38.90)	N/A	(5.30)	N/A	4.88	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	October 1, 2008	March 31, 2009	During Period[5]	October 1, 2008	March 31, 2009	During Period[5]
BlackRock	$1,000.00	$624.50	$4.46	$1,000.00	$1,019.45	$5.55
Institutional	$1,000.00	$625.20	$3.85	$1,000.00	$1,020.20	$4.80
Service	$1,000.00	$624.20	$5.14	$1,000.00	$1,018.59	$6.41
Investor A	$1,000.00	$623.40	$5.79	$1,000.00	$1,017.78	$7.22
Investor B	$1,000.00	$620.50	$8.85	$1,000.00	$1,013.94	$11.06
Investor C	$1,000.00	$621.90	$8.86	$1,000.00	$1,013.94	$11.06

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.10% for BlackRock, 0.95% for Institutional, 1.27% for Service, 1.43% for Investor A, 2.19% for Investor B and 2.19% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees, except that the BlackRock class of Small Cap Value Equity is subject to a service fee of 0.25% per year (but no distribution fee).

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.5%
Orbital Sciences Corp. (a)	70,450	$837,651

Air Freight & Logistics — 1.6%
Forward Air Corp.	35,400	574,542
UTi Worldwide, Inc.	26,200	313,090

		887,632

Biotechnology — 1.9%
Dyax Corp. (a)	192,421	482,977
Martek Biosciences Corp.	31,600	576,700

		1,059,677

Capital Markets — 1.4%
KBW, Inc. (a)(b)	39,300	799,755

Chemicals — 0.8%
Albemarle Corp.	20,300	441,931

Commercial Banks — 6.5%
CoBiz Financial, Inc. (b)	92,612	486,213
Columbia Banking System, Inc.	58,547	374,701
CVB Financial Corp. (b)	62,400	413,712
Glacier Bancorp, Inc.	20,900	328,339
PacWest Bancorp	32,100	459,993
Prosperity Bancshares, Inc.	23,700	648,195
Westamerica Bancorp (b)	14,300	651,508
Wintrust Financial Corp.	21,300	261,990

		3,624,651

Commercial Services & Supplies — 5.4%
Clean Harbors, Inc. (a)	9,700	465,600
Copart, Inc. (a)	12,400	367,784
The GEO Group, Inc. (a)	86,380	1,144,535
Team, Inc. (a)	22,197	260,149
Tetra Tech, Inc. (a)	36,600	745,908

		2,983,976

Communications Equipment — 5.0%
Arris Group, Inc. (a)	108,500	799,645
EMS Technologies, Inc. (a)	61,061	1,066,125
Polycom, Inc. (a)	58,800	904,932

		2,770,702

Containers & Packaging — 3.8%
AptarGroup, Inc.	10,300	320,742
Silgan Holdings, Inc.	33,950	1,783,733

		2,104,475

Diversified Telecommunication Services — 1.0%
Iowa Telecommunications Services, Inc. (b)	48,300	553,518

Electric Utilities — 3.6%
El Paso Electric Co. (a)	54,190	763,537
UIL Holdings Corp.	24,132	538,626
Westar Energy, Inc.	39,100	685,423

		1,987,586

Electronic Equipment, Instruments & Components — 1.3%
TTM Technologies, Inc. (a)	123,800	718,040
Food & Staples Retailing — 1.0%
Ruddick Corp.	25,200	565,740

Food Products — 1.2%
Fresh Del Monte Produce, Inc. (a)	39,500	648,590

Health Care Equipment & Supplies — 1.4%
Immucor, Inc. (a)	24,300	611,145
Symmetry Medical, Inc. (a)	30,600	193,086

		804,231

Health Care Providers & Services — 13.6%
Centene Corp. (a)	33,700	607,274
HealthSouth Corp. (a)	62,800	557,664
HMS Holdings Corp. (a)	37,845	1,245,101
IPC The Hospitalist Co., Inc. (a)	32,980	627,609
Magellan Health Services, Inc. (a)	22,500	819,900
MEDNAX, Inc. (a)	31,550	929,778
MWI Veterinary Supply, Inc. (a)	32,581	927,907
PharMerica Corp. (a)	44,600	742,144
Sun Healthcare Group, Inc. (a)	89,300	753,692
VCA Antech, Inc. (a)	15,400	347,270

		7,558,339

Health Care Technology — 1.2%
Phase Forward, Inc. (a)	51,800	662,522
Hotels, Restaurants & Leisure — 1.8%
Sonic Corp. (a)	34,700	347,694
Starwood Hotels & Resorts Worldwide, Inc.	50,100	636,270

		983,964

Insurance — 6.7%
Aspen Insurance Holdings Ltd.	62,100	1,394,766
First American Corp.	36,600	970,266
First Mercury Financial Corp. (a)	27,900	402,876
Platinum Underwriters Holdings Ltd.	33,979	963,644

		3,731,552

Internet Software & Services — 2.1%
SkillSoft Plc - ADR (a)	172,108	1,151,403

IT Services — 2.0%
Forrester Research, Inc. (a)	17,050	350,548
NCI, Inc. - Class A (a)	29,786	774,436

		1,124,984

Life Sciences Tools & Services — 0.7%
ICON Plc - ADR (a)	23,100	373,065

Machinery — 1.3%
Actuant Corp. - Class A	46,500	480,345
Altra Holdings, Inc. (a)	58,395	226,573

		706,918

Oil, Gas & Consumable Fuels — 3.6%
James River Coal Co. (a)	52,700	650,318
Penn Virginia Corp.	42,700	468,846
Petroleum Development Corp. (a)	26,400	311,784
Whiting Petroleum Corp. (a)	23,300	602,305

		2,033,253

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of certain securities have been abbreviated according to the list on the right.	ADR American Depository Receipts

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

Schedule of Investments (continued)	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Personal Products — 1.8%
Chattem, Inc. (a)(b)	17,682	$991,076

Professional Services — 1.0%
Huron Consulting Group, Inc. (a)	13,800	585,534

Real Estate Investment Trusts — 4.7%
Digital Realty Trust, Inc.	14,900	494,382
Home Properties, Inc.	12,900	395,385
MFA Mortgage Investments, Inc.	53,600	315,168
Mid-America Apartment Communities, Inc.	18,600	573,438
Redwood Trust, Inc.	53,400	819,690

		2,598,063

Road & Rail — 0.7%
Landstar System, Inc.	10,800	361,476
Vitran Corp., Inc. (a)	9,397	49,428

		410,904

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Energy Industries, Inc. (a)	55,000	414,150
Cymer, Inc. (a)	35,000	779,100
Hittite Microwave Corp. (a)	16,800	524,160
ON Semiconductor Corp. (a)	173,400	676,260
Varian Semiconductor Equipment Associates, Inc. (a)	16,700	361,722

		2,755,392

Software — 3.5%
Blackboard, Inc. (a)	26,970	856,028
DemandTec, Inc. (a)	72,700	636,125
Lawson Software, Inc. (a)	106,550	452,837

		1,944,990

Specialty Retail — 6.4%
Bebe Stores, Inc.	41,200	274,804
CarMax, Inc. (a)(b)	45,400	564,776
Chico’s FAS, Inc. (a)	71,300	382,881
J. Crew Group, Inc. (a)(b)	70,000	922,600
Rent-A-Center, Inc. (a)	29,500	571,415
Sally Beauty Holdings, Inc. (a)(b)	144,050	818,204

		3,534,680

Textiles, Apparel & Luxury Goods — 3.6%
Carter’s, Inc. (a)	44,000	827,640
Iconix Brand Group, Inc. (a)	67,800	600,030
Movado Group, Inc.	76,600	577,564

		2,005,234

Thrifts & Mortgage Finance — 1.0%
First Niagara Financial Group, Inc.	49,800	542,820
Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.	15,400	259,798

Total Long-Term Investments (Cost — $63,839,953) — 98.5%		54,742,646

	Shares/
	Beneficial
	Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60% (c)(d)	776,348	$776,348
BlackRock Liquidity Series, LLC Money Market
Series, 1.17% (c)(d)(e)	4,732,500	4,732,500

Total Short-Term Securities (Cost — $5,508,848) — 9.9%		5,508,848

Total Investments (Cost — $69,348,801*) — 108.4%		60,251,494
Liabilities in Excess of Other Assets — (8.4)%		(4,652,557)

Net Assets — 100.0%		$55,598,937

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$69,587,016

Gross unrealized appreciation.	$3,163,536
Gross unrealized depreciation.	(12,499,058)

Net unrealized depreciation	$(9,335,522)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Net
Affiliate	Activity		Income
BlackRock Liquidity Funds, TempFund	$776,348	**	$1,752
BlackRock Liquidity Series, LLC Money Market Series	$(3,794,300	)***	$31,075

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Small Cap Core Equity Portfolio

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Investments
Valuation Inputs	in Securities

Assets
Level 1	$60,251,494
Level 2	—
Level 3	—

Total	$60,251,494

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

Schedule of Investments March 31, 2009 (Unaudited)	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.3%
Argon ST, Inc. (a)	509,414	$9,663,584
BE Aerospace, Inc. (a)	843,060	7,309,330

		16,972,914

Beverages — 1.3%
Heckmann Corp. (a)(b)	2,040,100	9,833,282

Biotechnology — 3.0%
Acorda Therapeutics, Inc. (a)	221,600	4,389,896
Alkermes, Inc. (a)	475,900	5,772,667
BioMarin Pharmaceutical, Inc. (a)(b)	129,700	1,601,795
Celera Corp. (a)	502,600	3,834,838
Martek Biosciences Corp.	373,000	6,807,250

		22,406,446

Building Products — 0.9%
Griffon Corp. (a)	881,671	6,612,532

Capital Markets — 1.7%
Knight Capital Group, Inc. - Class A (a)	318,600	4,696,164
RiskMetrics Group, Inc. (a)	571,165	8,161,948

		12,858,112

Chemicals — 1.6%
Celanese Corp. - Series A	196,400	2,625,868
Intrepid Potash, Inc. (a)(b)	485,000	8,948,250

		11,574,118

Commercial Banks — 1.3%
Signature Bank (a)	341,600	9,643,368

Commercial Services & Supplies — 3.6%
Clean Harbors, Inc. (a)	238,900	11,467,200
Sykes Enterprises, Inc. (a)	924,597	15,376,048

		26,843,248

Communications Equipment — 2.9%
EMS Technologies, Inc. (a)	489,578	8,548,032
Neutral Tandem, Inc. (a)	541,108	13,316,668

		21,864,700

Construction & Engineering — 0.7%
Chicago Bridge & Iron Co. NV - ADR	838,500	5,257,395

Containers & Packaging — 1.2%
Rock-Tenn Co. - Class A	341,032	9,224,916

Diversified Consumer Services — 1.3%
DeVry, Inc.	193,881	9,341,187

Diversified Financial Services — 1.5%
MSCI, Inc. - Class A (a)	656,500	11,101,415

Electrical Equipment — 0.7%
Energy Conversion Devices, Inc. (a)(b)	422,300	5,603,921

Electronic Equipment, Instruments & Components — 1.4%
Cogent, Inc. (a)	884,000	10,519,600

Energy Equipment & Services — 0.7%
Superior Energy Services, Inc. (a)	412,477	5,316,828

Food Products — 1.7%
American Italian Pasta Co. - Class A (a)	110,200	3,836,062
Green Mountain Coffee Roasters, Inc. (a)	104,000	4,992,000
Smart Balance, Inc. (a)	636,948	3,847,166

		12,675,228

Health Care Equipment & Supplies — 8.1%
Hologic, Inc. (a)	929,900	12,172,391

Merit Medical Systems, Inc. (a)	728,230	8,891,688
NuVasive, Inc. (a)	72,200	2,265,636
SonoSite, Inc. (a)(b)	556,900	9,957,372
Symmetry Medical, Inc. (a)	527,065	3,325,780
Thoratec Corp. (a)	127,200	3,267,768
Wright Medical Group, Inc. (a)	717,981	9,355,293
ZOLL Medical Corp. (a)	773,577	11,108,566

		60,344,494

Health Care Providers & Services — 5.8%
Amedisys, Inc. (a)(b)	290,400	7,983,096
Lincare Holdings, Inc. (a)	392,983	8,567,029
Magellan Health Services, Inc. (a)	388,200	14,146,008
MEDNAX, Inc. (a)	413,200	12,177,004

		42,873,137

Health Care Technology — 2.2%
MedAssets, Inc. (a)	661,600	9,427,800
Omnicell, Inc. (a)	891,918	6,974,799

		16,402,599

Hotels, Restaurants & Leisure — 3.8%
P.F. Chang’s China Bistro, Inc. (a)(b)	307,700	7,040,176
Scientific Games Corp. - Class A (a)	1,178,500	14,271,635
Texas Roadhouse, Inc. - Class A (a)	539,900	5,145,247
WMS Industries, Inc. (a)	85,700	1,791,987

		28,249,045

Household Durables — 0.9%
iRobot Corp. (a)(b)	860,998	6,543,585

Insurance — 0.7%
Aspen Insurance Holdings Ltd.	246,000	5,525,160

Internet & Catalog Retail — 0.5%
Ticketmaster Entertainment, Inc. (a)	951,237	3,510,064

Internet Software & Services — 8.1%
comScore, Inc. (a)	965,211	11,669,401
Omniture, Inc. (a)	749,012	9,879,469
SkillSoft Plc - ADR (a)	3,727,483	24,936,861
SonicWALL, Inc. (a)	3,116,933	13,901,521

		60,387,252

IT Services — 7.4%
ExlService Holdings, Inc. (a)	1,754,812	15,126,479
Forrester Research, Inc. (a)	727,100	14,949,176
SRA International, Inc. - Class A (a)	902,100	13,260,870
Wright Express Corp. (a)	637,100	11,607,962

		54,944,487

Life Sciences Tools & Services — 0.4%
ICON Plc - ADR (a)	164,905	2,663,216

Machinery — 2.7%
Bucyrus International, Inc.	277,274	4,209,019
IDEX Corp.	322,955	7,063,026
Kaydon Corp.	337,200	9,215,676

		20,487,721

Media — 4.2%
CKX, Inc. (a)	3,211,499	13,167,146
Dolan Media Co. (a)	777,662	6,120,200

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Media (concluded)
DreamWorks Animation SKG, Inc. - Class A (a)	381,100	$8,247,004
Outdoor Channel Holdings, Inc. (a)	208,342	1,420,892
RHI Entertainment, Inc. (a)	1,360,657	2,068,199

		31,023,441

Oil, Gas & Consumable Fuels — 3.8%
Comstock Resources, Inc. (a)	262,610	7,825,778
EXCO Resources, Inc. (a)	795,000	7,950,000
Massey Energy Co.	480,052	4,858,126
Plains Exploration & Production Co. (a)	429,600	7,402,008

		28,035,912

Personal Products — 0.9%
Chattem, Inc. (a)(b)	125,491	7,033,770

Pharmaceuticals — 1.4%
Medicis Pharmaceutical Corp. - Class A	630,300	7,796,811
Santarus, Inc. (a)	1,608,400	2,589,524

		10,386,335

Professional Services — 4.3%
The Advisory Board Co. (a)	405,345	6,720,620
Diamond Management & Technology Consultants, Inc.	1,765,996	4,503,290
IHS, Inc. - Class A (a)	265,171	10,919,742
TrueBlue, Inc. (a)	244,200	2,014,650
Watson Wyatt Worldwide, Inc. - Class A	159,000	7,849,830

		32,008,132

Semiconductors & Semiconductor Equipment — 4.8%
FEI Co. (a)	305,499	4,713,850
Microsemi Corp. (a)	635,300	7,369,480
Monolithic Power Systems, Inc. (a)	438,807	6,801,508
ON Semiconductor Corp. (a)	2,096,200	8,175,180
Silicon Laboratories, Inc. (a)	161,100	4,253,040
Standard Microsystems Corp. (a)	255,153	4,745,846

		36,058,904

Software — 7.4%
Blackboard, Inc. (a)(b)	394,152	12,510,384
DemandTec, Inc. (a)	1,453,545	12,718,519
i2 Technologies, Inc. (a)(b)	1,426,905	11,272,550
TiVo, Inc. (a)	2,676,380	18,841,715

		55,343,168

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc. (a)(b)	710,600	6,153,796

Total Common Stocks — 96.0%		715,623,428

Exchange-Traded Funds — 1.7%
iShares Russell 2000 Growth Index Fund	272,000	12,506,560

Total Long-Term Investments (Cost — $920,884,610) — 97.7%		728,129,988

	Shares/
	Beneficial
	Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60% (c)(d)	35,260,342	35,260,342
BlackRock Liquidity Series, LLC Money Market
Series, 1.17% (d)(e)	52,551,800	52,551,800

Total Short-Term Securities (Cost — $87,812,142) — 11.8%		87,812,142

Total Investments (Cost — $1,008,696,752*) — 109.5%		815,942,130
Liabilities in Excess of Other Assets — (9.5)%		(71,017,863)

Net Assets — 100.0%		$744,924,267

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,015,230,164

Gross unrealized appreciation	$33,074,961
Gross unrealized depreciation	(232,362,995)

Net unrealized depreciation	$(199,288,034)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Net
Affiliate	Activity		Income
BlackRock Liquidity Funds, TempFund	$35,260,342	**	$20,841
BlackRock Liquidity Series, LLC Money Market Series	$(86,865,550	)***	$1,007,684

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments (concluded)	Small Cap Growth Equity Portfolio

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Investments
Valuation Inputs	in Securities

Assets
Level 1	$815,942,130
Level 2	—
Level 3	—

Total	$815,942,130

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.7%
Orbital Sciences Corp. (a)	15,100	$179,539

Air Freight & Logistics — 0.4%
Hub Group, Inc. - Class A (a)	5,900	100,300

Airlines — 0.8%
JetBlue Airways Corp. (a)	52,900	193,085

Building Products — 0.3%
Lennox International, Inc.	2,600	68,796

Capital Markets — 5.0%
Jefferies Group, Inc.	16,900	233,220
KBW, Inc. (a)(b)	23,500	478,225
Piper Jaffray Cos., Inc. (a)	10,000	257,900
TradeStation Group, Inc. (a)	34,380	226,908

		1,196,253

Chemicals — 2.7%
Sensient Technologies Corp.	27,519	646,696

Commercial Banks — 9.0%
Associated Banc-Corp.	12,300	189,912
Cullen/Frost Bankers, Inc.	5,200	244,088
Fulton Financial Corp.	28,800	190,944
Glacier Bancorp, Inc.	15,900	249,789
PacWest Bancorp	13,400	192,022
Prosperity Bancshares, Inc.	13,300	363,755
TCF Financial Corp. (b)	22,500	264,600
United Bankshares, Inc. (b)	11,719	202,036
Westamerica Bancorp (b)	6,100	277,916

		2,175,062

Commercial Services & Supplies — 4.0%
The Brink’s Co.	17,100	452,466
The GEO Group, Inc. (a)	22,700	300,775
Waste Connections, Inc. (a)	8,300	213,310

		966,551

Communications Equipment — 2.9%
ADTRAN, Inc.	21,400	346,894
Arris Group, Inc. (a)	16,500	121,605
Polycom, Inc. (a)	14,700	226,233

		694,732

Construction & Engineering — 0.7%
Pike Electric Corp. (a)	17,200	159,100

Containers & Packaging — 2.3%
Silgan Holdings, Inc.	10,400	546,416

Diversified Consumer Services — 1.8%
Brink’s Home Security Holdings, Inc. (a)	14,600	329,960
K12, Inc. (a)	8,200	113,980

		443,940

Diversified Financial Services — 3.4%
PHH Corp. (a)	58,682	824,482

Electric Utilities — 5.5%
Cleco Corp.	16,000	347,040
El Paso Electric Co. (a)	11,400	160,626
UIL Holdings Corp.	14,400	321,408
Unisource Energy Corp.	6,300	177,597
Westar Energy, Inc.	18,800	329,564

		1,336,235

Electrical Equipment — 1.1%
Regal-Beloit Corp.	8,700	266,568

Electronic Equipment, Instruments & Components — 1.5%
Anixter International, Inc. (a)	5,400	171,072
Tech Data Corp. (a)	9,100	198,198

		369,270

Energy Equipment & Services — 1.2%
Lufkin Industries, Inc.	7,676	290,767

Food & Staples Retailing — 1.5%
BJ’s Wholesale Club, Inc. (a)	7,400	236,726
Spartan Stores, Inc.	8,900	137,149

		373,875

Food Products — 4.1%
Fresh Del Monte Produce, Inc. (a)	19,900	326,758
Hain Celestial Group, Inc. (a)	16,900	240,656
Ralcorp Holdings, Inc. (a)	5,400	290,952
Sanderson Farms, Inc.	3,800	142,690

		1,001,056

Health Care Equipment & Supplies — 2.0%
The Cooper Cos., Inc.	10,900	288,196
Symmetry Medical, Inc. (a)	9,400	59,314
Teleflex, Inc.	3,300	128,997

		476,507

Health Care Providers & Services — 7.9%
HealthSouth Corp. (a)	10,700	95,016
Kindred Healthcare, Inc. (a)	27,300	408,135
Magellan Health Services, Inc. (a)	14,405	524,918
MEDNAX, Inc. (a)	4,200	123,774
MWI Veterinary Supply, Inc. (a)	12,400	353,152
Skilled Healthcare Group, Inc. - Class A (a)	9,300	76,353
Sun Healthcare Group, Inc. (a)	37,866	319,589

		1,900,937

Hotels, Restaurants & Leisure — 2.9%
Scientific Games Corp. - Class A (a)	19,301	233,735
Starwood Hotels & Resorts Worldwide, Inc.	17,200	218,440
Wendy’s/Arby’s Group, Inc. - Class A	48,400	243,452

		695,627

Household Durables — 2.1%
Centex Corp.	15,300	114,750
Jarden Corp. (a)	31,900	404,173

		518,923

Insurance — 8.5%
Aspen Insurance Holdings Ltd.	23,000	516,580
Endurance Specialty Holdings Ltd.	20,100	501,294
The Hanover Insurance Group, Inc.	12,209	351,864
Navigators Group, Inc. (a)	4,562	215,235
Platinum Underwriters Holdings Ltd.	16,189	459,120

		2,044,093

Internet Software & Services — 2.1%
SkillSoft Plc - ADR (a)	74,789	500,338

IT Services — 1.3%
Hewitt Associates, Inc. - Class A (a)	10,200	303,552

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

Schedule of Investments (continued)	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Machinery — 1.5%
Actuant Corp. - Class A	13,200	$136,356
IDEX Corp.	10,500	229,635

		365,991

Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	4,200	110,586

Oil, Gas & Consumable Fuels — 3.5%
James River Coal Co. (a)	23,500	289,990
Southern Union Co.	13,000	197,860
Walter Industries, Inc.	5,000	114,350
Whiting Petroleum Corp. (a)	9,000	232,650

		834,850

Personal Products — 2.2%
Alberto-Culver Co.	14,000	316,540
Chattem, Inc. (a)(b)	3,900	218,595

		535,135

Professional Services — 0.6%
Huron Consulting Group, Inc. (a)	3,500	148,505

Real Estate Investment Trusts — 3.2%
Chimera Investment Corp.	48,000	161,280
Mack-Cali Realty Corp.	6,600	130,746
MFA Mortgage Investments, Inc.	42,200	248,136
Redwood Trust, Inc.	15,800	242,530

		782,692

Road & Rail — 1.9%
Genesee & Wyoming, Inc. - Class A (a)	16,500	350,625
Landstar System, Inc.	2,900	97,063

		447,688

Semiconductors & Semiconductor Equipment — 2.2%
Hittite Microwave Corp. (a)	5,100	159,120
Intersil Corp. - Class A	19,200	220,800
ON Semiconductor Corp. (a)	36,000	140,400

		520,320

Software — 0.5%
Progress Software Corp. (a)	6,800	118,048

Specialty Retail — 2.7%
Abercrombie & Fitch Co. - Class A	4,100	97,580
J. Crew Group, Inc. (a)(b)	9,400	123,892
Rent-A-Center, Inc. (a)	10,600	205,322
Tractor Supply Co. (a)	6,300	227,178

		653,972

Textiles, Apparel & Luxury Goods — 1.9%
Carter’s, Inc. (a)	8,400	158,004
Phillips-Van Heusen Corp.	12,800	290,304

		448,308

Thrifts & Mortgage Finance — 2.4%
First Niagara Financial Group, Inc.	54,300	591,870

Total Long-Term Investments (Cost — $24,851,677) — 98.8%		23,830,665

	Shares/
	Beneficial
	Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60% (c)(d)	433,276	$433,276
BlackRock Liquidity Series, LLC Money Market
Series, 1.17% (c)(d)(e)	1,538,500	1,538,500

Total Short-Term Securities (Cost — $1,971,776) — 8.2%		1,971,776

Total Investments (Cost — $26,823,453*) — 107.0%		25,802,441
Liabilities in Excess of Other Assets — (7.0)%		(1,682,565)

Net Assets — 100.0%		$24,119,876

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,434,068

Gross unrealized appreciation.	$5,153,023
Gross unrealized depreciation.	(6,784,650)

Net unrealized depreciation	$(1,631,627)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Net
Affiliate	Activity		Income
BlackRock Liquidity Funds, TempFund	$433,276	**	$1,067
BlackRock Liquidity Series, LLC Money Market Series	$(339,000	)***	$10,500

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Small Cap Value Equity Portfolio

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Investments
Valuation Inputs	in Securities

Assets
Level 1	$25,802,441

Level 2	—
Level 3	—

Total	$25,802,441

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Statements of Assets and Liabilities

	Small Cap	Small Cap	Small Cap
	Core Equity	Growth Equity	Value Equity
March 31, 2009 (Unaudited)	Portfolio	Portfolio	Portfolio
Assets
Investments at value - unaffiliated[1,2]	$54,742,646	$728,129,988	$23,830,665
Investments at value - affiliated[3]	5,508,848	87,812,142	1,971,776
Cash	4,169	—	268
Investments sold receivable	813,421	3,380,085	2,027,882
Capital shares sold receivable	143,347	1,709,641	1,000
Dividends receivable	80,083	94,461	22,537
Receivable from advisor	13,673	3,482	2,786
Securities lending income receivable - affiliated	1,982	59,623	644
Dividends receivable - affiliated	311	7,709	297
Prepaid expenses	42,467	88,627	43,975
Other assets	—	230,421	—

Total assets	61,350,947	821,516,179	27,901,830

Liabilities
Collateral at value - securities loaned	4,732,500	52,551,800	1,538,500
Bank overdraft - affiliated	—	531	—
Investments purchased payable	706,334	20,249,464	1,968,198
Capital shares redeemed payable	144,904	2,971,014	212,844
Other affiliates payable	61,681	299,479	21,359
Investment advisory fees payable	42,028	324,797	840
Service and distribution fees payable	18,406	54,626	5,509
Officer’s and Trustees’ fees payable	6,415	8,243	6,444
Other accrued expenses payable	39,742	131,958	28,260

Total liabilities	5,752,010	76,591,912	3,781,954

Net Assets	$55,598,937	$744,924,267	$24,119,876

Net Assets Consist of
Paid-in capital	$103,929,597	$1,563,436,997	$46,238,554
Undistributed net investment income	165,645	2,953,622	34,607
Accumulated net realized loss	(39,398,998)	(628,711,730)	(21,132,273)
Net unrealized appreciation/depreciation	(9,097,307)	(192,754,622)	(1,021,012)

Net Assets	$55,598,937	$744,924,267	$24,119,876

[1] Investments at cost - unaffiliated	$63,839,953	$920,884,610	$24,851,677
[2] Securities loaned at value	$4,533,980	$50,881,254	$1,506,910
[3] Investments at cost - affiliated	$5,508,848	$87,812,142	$1,971,776
See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities (concluded)

	Small Cap	Small Cap	Small Cap
	Core Equity	Growth Equity	Value Equity
March 31, 2009 (Unaudited)	Portfolio	Portfolio	Portfolio
Net Asset Value
BlackRock:
Net Assets	—	—	$35,928

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	6,960

Net Asset Value	—	—	$5.16

Institutional:
Net Assets	$23,899,351	$545,492,954	$11,263,567

Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,438,699	41,989,156	2,179,215

Net Asset Value	$9.80	$12.99	$5.17

Service:
Net Assets	$309,582	$27,628,828	$848,591

Shares outstanding, unlimited number of shares authorized, $0.001 par value	31,924	2,243,179	169,454

Net Asset Value	$9.70	$12.32	$5.01

Investor A:
Net Assets	$14,013,889	$152,061,359	$9,822,162

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,460,449	12,714,439	1,983,033

Net Asset Value	$9.60	$11.96	$4.95

Investor B:
Net Assets	$3,001,092	$2,808,196	$834,286
Shares outstanding, unlimited number of shares authorized, $0.001 par value	323,828	267,148	210,500

Net Asset Value	$9.27	$10.51	$3.96

Investor C:
Net Assets	$14,375,023	$16,932,930	$1,315,342

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,554,230	1,611,038	333,291

Net Asset Value	$9.25	$10.51	$3.95

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Statements of Operations

	Small Cap	Small Cap	Small Cap
	Core Equity	Growth Equity	Value Equity
Six Months Ended March 31, 2009 (Unaudited)	Portfolio	Portfolio	Portfolio
Investment Income
Dividends	$395,977	$990,473	$275,892
Securities lending - affiliated	31,075	1,007,684	10,500
Interest and dividends - affiliated	1,968	21,441	1,102
Interest	902	5,108	80

Total investment income	429,922	2,024,706	287,574

Expenses
Investment advisory	328,024	2,036,161	78,520
Transfer agent - class specific	128,963	866,301	41,894
Service and distribution - class specific	127,790	335,133	29,513
Administration	24,602	265,569	10,707
Registration	21,628	32,016	21,388
Printing	17,736	116,040	10,782
Professional	15,274	25,264	14,774
Custodian	10,891	32,008	12,737
Administration - class specific	8,212	90,505	3,574
Officer and Trustees	7,894	12,386	7,656
Miscellaneous	6,684	14,442	6,982

Total expenses	697,698	3,825,825	238,527
Less fees waived by advisor	(11,709)	(1,068)	(40,725)
Less administration fees waived - class specific	(8,209)	(5,947)	(2,695)
Less transfer agent fees waived - class specific	(8,252)	(3,704)	(1,016)
Less transfer agent fees reimbursed - class specific	(73,511)	(17,052)	(12,765)
Less fees paid indirectly	(314)	(991)	(55)

Total expenses after waivers, reimbursement and fees paid indirectly	595,703	3,797,063	181,271

Net investment income (loss)	(165,781)	(1,772,357)	106,303

Realized and Unrealized Loss
Net realized loss from investments	(27,662,265)	(175,046,971)	(14,898,111)
Net change in unrealized appreciation/depreciation on investments	(9,452,965)	(193,027,137)	(1,405,557)

Total realized and unrealized loss	(37,115,230)	(368,074,108)	(16,303,668)

Net Decrease in Net Assets Resulting from Operations	$(37,281,011)	$(369,846,465)	$(16,197,365)

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Changes in Net Assets

	Small Cap Core Equity Portfolio		Small Cap Growth Equity Portfolio		Small Cap Value Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income (loss)	$(165,781)	$(824,702)	$(1,772,357)	$73,105	$106,303	$128,517
Net realized gain (loss)	(27,662,265)	(11,478,306)	(175,046,971)	23,710,054	(14,898,111)	(5,732,363)
Net change in unrealized appreciation/depreciation	(9,452,965)	(9,749,568)	(193,027,137)	(161,736,801)	(1,405,557)	(4,920,623)

Net decrease in net assets resulting from operations	(37,281,011)	(22,052,576)	(369,846,465)	(137,953,642)	(16,197,365)	(10,524,469)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	—	—	—	—	(11,359)	—
Institutional	—	—	—	—	(74,533)	(45,006)
Service	—	—	—	—	(5,298)	—
Investor A	—	—	—	—	(52,689)	—
Investor B	—	—	—	—	(4,979)	—
Investor C	—	—	—	—	(6,349)	—
Tax return of capital:
BlackRock	—	—	—	—	—	(87,513)
Institutional	—	—	—	—	—	(628,719)
Service	—	—	—	—	—	(51,758)
Investor A	—	—	—	—	—	(574,809)
Investor B	—	—	—	—	—	(119,712)
Investor C	—	—	—	—	—	(102,421)
Net realized gain:
BlackRock	—	—	—	—	—	(472,617)
Institutional	—	(2,956,776)	—	—	—	(3,425,943)
Service	—	(358,504)	—	—	—	(280,468)
Investor A	—	(2,250,029)	—	—	—	(3,071,371)
Investor B	—	(603,710)	—	—	—	(607,482)
Investor C	—	(2,458,205)	—	—	—	(519,399)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(8,627,224)	—	—	(155,207)	(9,987,218)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,843,866)	19,065,677	133,249,982	274,159,643	(3,878,444)	(4,047,188)

Redemption Fees
Redemption fees	11,271	7,309	53,704	85,371	268	394

Net Assets
Total increase (decrease) in net assets	(42,113,606)	(11,606,814)	(236,542,779)	136,291,372	(20,230,748)	(24,558,481)
Beginning of period	97,712,543	109,319,357	981,467,046	845,175,674	44,350,624	68,909,105

End of period	$55,598,937	$97,712,543	$744,924,267	$981,467,046	$24,119,876	$44,350,624

End of period undistributed net investment income	$165,645	$331,426	$2,953,622	$4,725,979	$34,607	$83,511

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Financial Highlights	Small Cap Core Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$15.86	$21.21	$18.50	$17.62	$14.77	$11.99	$15.73	$21.05	$18.41	$17.59	$14.73	$11.99

Net investment income (loss)[1]	0.00 [2]	(0.05)	(0.13)	(0.12)	(0.10)	(0.13)	(0.04)	(0.09)	(0.18)	(0.18)	(0.13)	(0.20)
Net realized and unrealized gain (loss)	(6.06)	(3.63)	3.15	1.30	3.06	3.01	(5.99)	(3.61)	3.13	1.30	3.10	3.04

Net increase (decrease) from investment operations	(6.06)	(3.68)	3.02	1.18	2.96	2.88	(6.03)	(3.70)	2.95	1.12	2.97	2.84

Distributions from net realized gain	—	(1.67)	(0.31)	(0.30)	(0.11)	(0.15)	—	(1.62)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.05	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.05

Net asset value, end of period	$9.80	$15.86	$21.21	$18.50	$17.62	$14.77	$9.70	$15.73	$21.05	$18.41	$17.59	$14.73

Total Investment Return
Based on net asset value	(38.21)%[3,4]	(18.37)%[3]	16.46%[3]	6.81%[3]	20.10%[3]	24.51%[5]	(38.33)%[3,4]	(18.59)%[3]	16.15%[3]	6.47%[3]	20.22%[3]	24.17%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.30%[6]	1.30%	1.30%	1.30%	1.30%	1.30%	1.60%[6]	1.58%	1.57%	1.60%	1.60%	1.60%

Total expenses	1.50%[6]	1.40%	1.38%	1.47%	1.81%	2.37%	1.87%[6]	1.64%	1.59%	1.64%	2.01%	2.67%

Net investment income (loss)	0.02%[6]	(0.26)%	(0.62)%	(0.68)%	(0.59)%	(0.89)%	(0.65)%[6]	(0.51)%	(0.88)%	(0.99)%	(0.80)%	(1.19)%

Supplemental Data
Net assets, end of period (000)	$23,899	$38,685	$33,707	$24,172	$12,641	$1,802	$310	$3,430	$4,909	$2,776	$94	$— [7]

Portfolio turnover	74%	103%	103%	111%	118%	78%	74%	103%	103%	111%	118%	78%

	Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$15.57	$20.86	$18.27	$17.49	$14.71	$11.99

Net investment loss[1]	(0.02)	(0.12)	(0.21)	(0.20)	(0.17)	(0.24)
Net realized and unrealized gain (loss)	(5.95)	(3.58)	3.11	1.28	3.06	3.04

Net increase (decrease) from investment operations	(5.97)	(3.70)	2.90	1.08	2.89	2.80

Distributions from net realized gain	—	(1.59)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.07

Net asset value, end of period	$9.60	$15.57	$20.86	$18.27	$17.49	$14.71

Total Investment Return
Based on net asset value[8]	(38.34)%[3,4]	(18.74)%[3]	16.00%[3]	6.28%[3]	19.71%[3]	24.01%[9]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.77%[6]	1.76%	1.74%	1.73%	1.71%	1.74%

Total expenses	2.19%[6]	1.90%	1.80%	1.90%	2.17%	2.89%

Net investment loss	(0.45)%[6]	(0.69)%	(1.06)%	(1.11)%	(1.01)%	(1.32)%

Supplemental Data
Net assets, end of period (000)	$14,014	$23,687	$29,070	$20,973	$11,997	$3,154

Portfolio turnover	74%	103%	103%	111%	118%	78%

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$15.09	$20.23	$17.87	$17.24	$14.61	$11.99

Net investment loss[1]	(0.06)	(0.24)	(0.36)	(0.33)	(0.28)	(0.37)
Net realized and unrealized gain (loss)	(5.76)	(3.48)	3.03	1.26	3.02	3.07

Net increase (decrease) from investment operations	(5.82)	(3.72)	2.67	0.93	2.74	2.70

Distributions from net realized gain	—	(1.42)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.07

Net asset value, end of period	$9.27	$15.09	$20.23	$17.87	$17.24	$14.61

Total Investment Return
Based on net asset value[8]	(38.57)%[3,4]	(19.36)%[3]	15.06%[3]	5.49%[3]	18.81%[3]	23.17%[9]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.52%[6]	2.51%	2.51%	2.49%	2.44%	2.49%

Total expenses	2.87%[6]	2.60%	2.57%	2.55%	2.81%	3.56%

Net investment loss	(1.22)%[6]	(1.42)%	(1.84)%	(1.87)%	(1.74)%	(2.07)%

Supplemental Data
Net assets, end of period (000)	$3,001	$5,724	$8,956	$8,326	$6,303	$1,157

Portfolio turnover	74%	103%	103%	111%	118%	78%

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$15.07	$20.25	$17.87	$17.23	$14.60	$11.99

Net investment loss[1]	(0.06)	(0.24)	(0.35)	(0.32)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	(5.76)	(3.47)	3.04	1.26	3.02	2.99

Net increase (decrease) from investment operations	(5.82)	(3.71)	2.69	0.94	2.74	2.71

Distributions from net realized gain	—	(1.47)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.05

Net asset value, end of period	$9.25	$15.07	$20.25	$17.87	$17.23	$14.60

Total Investment Return
Based on net asset value[8]	(38.62)%[3,4]	(19.34)%[3]	15.17%[3]	5.55%[3]	18.82%[3]	23.08%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.52%[6]	2.50%	2.48%	2.44%	2.44%	2.47%

Total expenses	2.89%[6]	2.60%	2.54%	2.48%	2.80%	3.56%

Net investment loss	(1.21)%[6]	(1.43)%	(1.81)%	(1.81)%	(1.74)%	(2.03)%

Supplemental Data
Net assets, end of period (000)	$14,375	$26,187	$32,677	$26,151	$17,266	$3,352

Portfolio turnover	74%	103%	103%	111%	118%	78%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.42%.

6	Annualized.

7	Net assets end of period are less than $500.

8	Total investment returns exclude the effects of sales charges.

9	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.59%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	25

Financial Highlights (continued)	Small Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$20.33	$23.71	$19.26	$17.29	$14.52	$12.26	$19.30	$22.58	$18.38	$16.54	$13.92	$11.79

Net investment income (loss)[1]	(0.02)	0.03	(0.07)	(0.09)	(0.06)	(0.11)	(0.04)	(0.03)	(0.11)	(0.13)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	(7.32)	(3.41)	4.52	2.06	2.82	2.37	(6.94)	(3.25)	4.31	1.97	2.72	2.28

Net increase (decrease) from investment operations	(7.34)	(3.38)	4.45	1.97	2.76	2.26	(6.98)	(3.28)	4.20	1.84	2.61	2.13

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$12.99	$20.33	$23.71	$19.26	$17.29	$14.52	$12.32	$19.30	$22.58	$18.38	$16.54	$13.92

Total Investment Return
Based on net asset value	(36.11)%[3,4]	(14.26)%[3]	23.11%[3]	11.39%[3]	19.08%[5]	18.43%[3]	(36.17)%[3,4]	(14.53)%[3]	22.85%[3]	11.12%[3]	18.82%[5]	18.07%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.88%[6]	0.77%	0.82%	0.83%	0.94%	0.92%	1.15%[6]	1.07%	1.02%	1.08%	1.19%	1.20%

Total expenses	0.88%[6]	0.77%	0.82%	0.83%	0.95%	0.93%	1.22%[6]	1.07%	1.02%	1.08%	1.19%	1.20%

Net investment income (loss)	(0.34)%[6]	0.15%	(0.34)%	(0.48)%	(0.40)%	(0.73)%	(0.58)%[6]	(0.14)%	(0.54)%	(0.73)%	(0.70)%	(1.02)%

Supplemental Data
Net assets, end of period (000)	$545,493	$699,761	$587,586	$426,000	$357,857	$272,324	$27,629	$40,514	$35,945	$26,422	$24,491	$29,569

Portfolio turnover	41%	81%	81%	74%	91%	81%	41%	81%	81%	74%	91%	81%

	Investor A						Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$18.76	$21.97	$17.90	$16.12	$13.57	$11.51	$16.56	$19.57	$16.07	$14.61	$12.39	$10.59

Net investment loss[1]	(0.05)	(0.05)	(0.13)	(0.14)	(0.10)	(0.16)	(0.09)	(0.21)	(0.26)	(0.27)	(0.20)	(0.24)
Net realized and unrealized gain (loss)	(6.75)	(3.16)	4.20	1.92	2.64	2.22	(5.96)	(2.80)	3.76	1.73	2.41	2.04

Net increase (decrease) from investment operations	(6.80)	(3.21)	4.07	1.78	2.54	2.06	(6.05)	(3.01)	3.50	1.46	2.21	1.80

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$11.96	$18.76	$21.97	$17.90	$16.12	$13.57	$10.51	$16.56	$19.57	$16.07	$14.61	$12.39

Total Investment Return
Based on net asset value[7]	(36.25)%[3,4]	(14.61)%[3]	22.74%[3]	11.04%[3]	18.79%[5]	17.90%[3]	(36.53)%[3,4]	(15.38)%[3]	21.78%[3]	9.99%[3]	17.92%[8]	17.00%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.34%[6]	1.16%	1.12%	1.15%	1.19%	1.30%	2.21%[6]	2.08%	1.92%	2.11%	1.94%	2.07%

Total expenses	1.34%[6]	1.16%	1.12%	1.25%	1.29%	1.40%	2.38%[6]	2.08%	2.02%	2.30%	1.94%	2.07%

Net investment loss	(0.79)%[6]	(0.22)%	(0.64)%	(0.80)%	(0.66)%	(1.12)%	(1.56)%[6]	(1.11)%	(1.44)%	(1.77)%	(1.45)%	(1.89)%

Supplemental Data
Net assets, end of period (000)	$152,061	$211,065	$189,575	$176,250	$160,374	$131,795	$2,808	$5,721	$10,222	$10,649	$15,516	$23,983

Portfolio turnover	41%	81%	81%	74%	91%	81%	41%	81%	81%	74%	91%	81%

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$16.56	$19.57	$16.09	$14.62	$12.40	$10.60

Net investment loss[1]	(0.09)	(0.21)	(0.29)	(0.26)	(0.19)	(0.25)
Net realized and unrealized gain (loss)	(5.96)	(2.80)	3.77	1.73	2.40	2.05

Net increase (decrease) from investment operations	(6.05)	(3.01)	3.48	1.47	2.21	1.80

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$10.51	$16.56	$19.57	$16.09	$14.62	$12.40

Total Investment Return
Based on net asset value[7]	(36.53)%[3,4]	(15.38)%[3]	21.63%[3]	10.05%[3]	17.90%[8]	16.98%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.21%[6]	2.08%	2.04%	2.02%	1.94%	2.08%

Total expenses	2.34%[6]	2.08%	2.09%	2.02%	1.94%	2.08%

Net investment loss	(1.65)%[6]	(1.14)%	(1.56)%	(1.68)%	(1.41)%	(1.90)%

Supplemental Data
Net assets, end of period (000)	$16,933	$24,405	$21,847	$15,667	$15,434	$13,989

Portfolio turnover	41%	81%	81%	74%	91%	81%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

6	Annualized.

7	Total investment returns exclude the effects of sales charges.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	27

Financial Highlights (continued)	Small Cap Value Equity Portfolio

	BlackRock					Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period April 12, 2004[1] to September 30, 2004	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005			2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.31	$11.83	$13.46	$15.16	$15.23	$16.02	$8.32	$11.86	$13.49	$15.17	$15.22	$14.17

Net investment income (loss)[2]	0.03	0.03	0.04	(0.00)[3]	0.02	(0.00)[3]	0.03	0.05	0.07	0.03	0.04	(0.02)
Net realized and unrealized gain (loss)	(3.15)	(1.75)	1.27	1.21	2.90	(0.79)	(3.15)	(1.75)	1.28	1.21	2.90	2.86

Net increase (decrease) from investment operations	(3.12)	(1.72)	1.31	1.21	2.92	(0.79)	(3.12)	(1.70)	1.35	1.24	2.94	2.84

Dividends and distributions from:
Net investment income	(0.03)	—	(0.29)	(0.17)	—	—	(0.03)	(0.02)	(0.33)	(0.18)	—	—
Tax return of capital	—	(0.29)	—	—	—	—	—	(0.31)	—	—	—	—
Net realized gain	—	(1.51)	(2.65)	(2.74)	(2.99)	—	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(0.03)	(1.80)	(2.94)	(2.91)	(2.99)	—	(0.03)	(1.84)	(2.98)	(2.92)	(2.99)	(1.79)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.16	$8.31	$11.83	$13.46	$15.16	$15.23	$5.17	$8.32	$11.86	$13.49	$15.17	$15.22

Total Investment Return
Based on net asset value[4]	(37.55)%[5]	(16.96)%	9.90%	9.61%	20.60%	(4.93)%[5]	(37.48)%[5]	(16.83)%	10.20%	9.81%	20.77%	20.87%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.10%[6]	1.10%	1.08%	1.10%	1.07%	1.10%[6]	0.95%[6]	0.90%	0.86%	0.89%	0.97%	0.95%

Total expenses	1.35%[6]	1.25%	1.10%	1.12%	1.08%	1.33%[6]	1.36%[6]	1.01%	0.87%	0.91%	1.00%	0.98%

Net investment income (loss)	1.01%[6]	0.33%	0.32%	(0.01)%	0.16%	(0.17)%[6]	1.06%[6]	0.55%	0.57%	0.23%	0.26%	(0.15)%

Supplemental Data
Net assets, end of period (000)	$36	$3,046	$4,929	$4,454	$5,162	$4,787	$11,264	$19,077	$27,999	$36,480	$68,880	$66,083

Portfolio turnover	125%	159%	108%	123%	133%	154%	125%	159%	108%	123%	133%	154%

	Service						Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.07	$11.57	$13.21	$14.95	$15.07	$14.09	$7.98	$11.45	$13.11	$14.86	$15.00	$14.04

Net investment income (loss)[2]	0.02	0.02	0.04	(0.02)	(0.00)[3]	(0.07)	0.02	0.01	0.02	(0.03)	(0.00)[3]	(0.09)
Net realized and unrealized gain (loss)	(3.05)	(1.71)	1.25	1.19	2.87	2.84	(3.02)	(1.69)	1.24	1.19	2.85	2.84

Net increase (decrease) from investment operations	(3.03)	(1.69)	1.29	1.17	2.87	2.77	(3.00)	(1.68)	1.26	1.16	2.85	2.75

Dividends and distributions from:
Net investment income	(0.03)	—	(0.28)	(0.17)	—	—	(0.03)	—	(0.27)	(0.17)	—	—
Tax return of capital	—	(0.30)	—	—	—	—	—	(0.28)	—	—	—	—
Net realized gain	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(0.03)	(1.81)	(2.93)	(2.91)	(2.99)	(1.79)	(0.03)	(1.79)	(2.92)	(2.91)	(2.99)	(1.79)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.01	$8.07	$11.57	$13.21	$14.95	$15.07	$4.95	$7.98	$11.45	$13.11	$14.86	$15.00

Total Investment Return
Based on net asset value[4]	(37.58)%[5]	(17.15)%	9.92%	9.45%	20.46%	20.45%	(37.66)%[5,7]	(17.23)%[7]	9.79%[7]	9.40%[7]	20.43%[7]	20.38%[7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.27%[6]	1.26%	1.10%	1.27%	1.24%	1.25%	1.43%[6]	1.32%	1.23%	1.29%	1.24%	1.35%

Total expenses	1.81%[6]	1.40%	1.12%	1.32%	1.25%	1.29%	1.79%[6]	1.44%	1.24%	1.40%	1.35%	1.47%

Net investment income (loss)	0.74%[6]	0.19%	0.34%	(0.18)%	(0.03)%	(0.45)%	0.58%[6]	0.12%	0.17%	(0.19)%	(0.01)%	(0.55)%

Supplemental Data
Net assets, end of period (000)	$849	$1,546	$2,143	$3,852	$3,405	$3,288	$9,822	$16,490	$25,737	$27,943	$31,889	$35,240

Portfolio turnover	125%	159%	108%	123%	133%	154%	125%	159%	108%	123%	133%	154%

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (concluded)	Small Cap Value Equity Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.41	$9.53	$11.30	$13.28	$13.77	$13.11	$6.38	$9.50	$11.31	$13.28	$13.78	$13.11

Net investment loss[2]	(0.00)[3]	(0.05)	(0.05)	(0.12)	(0.10)	(0.19)	(0.00)[3]	(0.05)	(0.06)	(0.11)	(0.10)	(0.19)
Net realized and unrealized gain (loss)	(2.43)	(1.36)	1.07	1.03	2.60	2.64	(2.41)	(1.36)	1.05	1.03	2.59	2.65

Net increase (decrease) from investment operations	(2.43)	(1.41)	1.02	0.91	2.50	2.45	(2.41)	(1.41)	0.99	0.92	2.49	2.46

Dividends and distributions from:
Net investment income	(0.02)	—	(0.14)	(0.15)	—	—	(0.02)	—	(0.15)	(0.15)	—	—
Tax return of capital	—	(0.20)	—	—	—	—	—	(0.20)	—	—	—	—
Net realized gain	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(0.02)	(1.71)	(2.79)	(2.89)	(2.99)	(1.79)	(0.02)	(1.71)	(2.80)	(2.89)	(2.99)	(1.79)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$3.96	$6.41	$9.53	$11.30	$13.28	$13.77	$3.95	$6.38	$9.50	$11.31	$13.28	$13.78

Total Investment Return
Based on net asset value[4,7]	(37.95)%[5]	(17.79)%	9.08%	8.46%	19.58%	19.45%	(37.81)%[5]	(17.87)%	8.80%	8.56%	19.49%	19.53%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.19%[6]	2.12%	1.92%	2.12%	2.00%	2.07%	2.19%[6]	2.16%	2.04%	2.10%	2.00%	2.09%

Total expenses	2.84%[6]	2.31%	2.08%	2.23%	2.00%	2.09%	2.66%[6]	2.28%	2.05%	2.11%	2.00%	2.11%

Net investment loss	(0.18)%[6]	(0.63)%	(0.48)%	(1.01)%	(0.76)%	(1.28)%	(0.17)%[6]	(0.70)%	(0.64)%	(1.00)%	(0.76)%	(1.30)%

Supplemental Data
Net assets, end of period (000)	$834	$1,947	$4,479	$7,373	$12,848	$15,952	$1,315	$2,244	$3,622	$4,643	$6,414	$6,715

Portfolio turnover	125%	159%	108%	123%	133%	154%	125%	159%	108%	123%	133%	154%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

7	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 27 registered portfolios, of which the BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity”), BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) and BlackRock Small Cap Value Equity Portfolio (“Small Cap Value Equity”)(collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the BlackRock, Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at the net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Bank Overdraft: As of March 31, 2009, Small Cap Growth Equity recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Small Cap Growth Equity and Small Cap Value Equity
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater Than $3 Billion	0.450

Small Cap Core Equity Portfolio pays an advisory fee at an annual rate of 1.00% of average daily net assets.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	N/A	N/A	1.10%
Institutional	1.30%	0.99%	0.97%
Service	1.60%	1.29%	1.27%
Investor A	1.77%	1.46%	1.44%
Investor B	2.52%	2.21%	2.19%
Investor C	2.52%	2.21%	2.19%

PFPC Trust Company, an indirect wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Notes to Financial Statements (continued)

Pursuant to written agreements, Merrill Lynch and certain other affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
Small Cap Core Equity	$17,011	$4,489
Small Cap Growth Equity	133,911	87,107
Small Cap Value Equity	1,932	11,157

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending – affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

Securities lending agent fees for the six months ended March 31, 2009
Small Cap Core Equity	$6,946
Small Cap Growth Equity	240,728
Small Cap Value Equity	2,491

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
BlackRock	0.25%	—
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Small Cap Core Equity	$25,324
Small Cap Growth Equity	80,886
Small Cap Value Equity	13,718

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Share Classes
Call Center	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$10
Institutional	$681	$12,727	162
Service	187	490	38
Investor A	4,654	14,176	917
Investor B	699	606	—
Investor C	2,037	2,588	167

Total	$8,258	$30,587	$1,294

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$136
Institutional	$3,391	$64,789	1,584
Service	132	3,663	125
Investor A	2,024	19,379	1,399
Investor B	470	438	143
Investor C	2,195	2,236	187

Total	$8,212	$90,505	$3,574

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Share Classes
Administration Fees Waived	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$136
Institutional	$3,391	—	1,038
Service	132	$2,427	125
Investor A	2,021	1,046	1,068
Investor B	470	413	143
Investor C	2,195	2,061	185

Total	$8,209	$5,947	$2,695

	Share Classes
Service and Distribution Fees	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$1,316
Service	$1,312	$36,630	1,247
Investor A	20,237	191,596	13,908
Investor B	18,859	17,501	5,593
Investor C	87,382	89,406	7,449

Total	$127,790	$335,133	$29,513

	Share Classes
Transfer Agent Fees	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$91
Institutional	$21,356	$463,255	12,035
Service	1,621	37,648	1,928
Investor A	47,844	296,920	20,299
Investor B	9,698	11,719	3,912
Investor C	48,444	56,759	3,629

Total	$128,963	$866,301	$41,894

	Share Classes
Transfer Agent Fees Waived	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$10
Institutional	$680	—	113
Service	182	$288	38
Investor A	4,654	571	691
Investor B	699	580	—
Investor C	2,037	2,265	164

Total	$8,252	$3,704	$1,016

	Share Classes
Transfer Agent Fees Reimbursed	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$81
Institutional	$18,482	—	6,842
Service	1,002	$7,286	1,095
Investor A	23,969	76	1,798
Investor B	4,639	2,008	1,938
Investor C	25,419	7,682	1,011

Total	$73,511	$17,052	$12,765

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Small Cap Core Equity	$54,375	$176,353	$36,806
Small Cap Growth Equity	16,894	10,923	8,868
Small Cap Value Equity	13,841	61,262	23,957

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2009:

Small Cap Core Equity	$45,835
Small Cap Growth Equity	28,413
Small Cap Value Equity	15,969

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Small Cap Core Equity	$3,303
Small Cap Growth Equity	7,955
Small Cap Value Equity	1,834

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B and C Shares:

	Investor A	Investor B	Investor C
Small Cap Core Equity	$454	$6,259	$4,003
Small Cap Growth Equity	4,108	3,278	4,903
Small Cap Value Equity	—	1,561	118

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009 was as follows which is included in interest and dividends - affiliated on the Statements of Operations:

Small Cap Core Equity	$216
Small Cap Growth Equity	600
Small Cap Value Equity	35

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Notes to Financial Statements (continued)

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Small Cap Core Equity	$50,219,266	$52,601,473
Small Cap Growth Equity	480,346,236	305,294,012
Small Cap Value Equity	37,214,159	40,865,016

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

5. Capital Loss Carryforward:

As of September 30, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2010	2011	2016
Small Cap Core Equity	$—	$—	$461,113
Small Cap Growth Equity	337,418,276	104,987,092	—

6. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Small Cap Core Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	790,298	$8,986,181	1,364,139	$24,046,536
Shares issued in reinvestment of dividends	—	—	144,344	2,634,282

Total issued	790,298	8,986,181	1,508,483	26,680,818
Shares redeemed	(790,282)	(8,842,301)	(658,819)	(11,358,761)

Net increase	16	$143,880	849,664	$15,322,057

Service
Shares sold	1,850	$24,490	53,494	$929,891
Shares issued in reinvestment of dividends	—	—	7,809	141,645

Total issued	1,850	24,490	61,303	1,071,536
Shares redeemed	(188,017)	(1,945,142)	(76,420)	(1,366,692)

Net decrease	(186,167)	$(1,920,652)	(15,117)	$(295,156)

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Small Cap Core Equity (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	362,208	$4,043,971	741,357	$12,871,654
Shares issued in reinvestment of dividends	—	—	114,910	2,066,087

Total issued	362,208	4,043,971	856,267	14,937,741
Shares redeemed	(422,889)	(4,689,694)	(728,662)	(12,426,165)

Net increase (decrease)	(60,681)	$(645,723)	127,605	$2,511,576

Investor B
Shares sold	12,094	$133,171	52,890	$887,951
Shares issued in reinvestment of dividends	—	—	32,803	575,046

Total issued	12,094	133,171	85,693	1,462,997
Shares redeemed	(67,536)	(711,563)	(149,045)	(2,471,884)

Net decrease	(55,442)	$(578,392)	(63,352)	$(1,008,887)

Investor C
Shares sold	220,535	$2,355,718	531,601	$9,067,924
Shares issued in reinvestment of dividends	—	—	132,853	2,323,753

Total issued	220,535	2,355,718	664,454	11,391,677
Shares redeemed	(404,389)	(4,198,697)	(540,356)	(8,855,590)

Net increase (decrease)	(183,854)	$(1,842,979)	124,098	$2,536,087

Small Cap Growth Equity
Institutional
Shares sold	13,702,131	$193,681,788	26,210,280	$592,523,628
Shares redeemed	(6,138,264)	(82,800,678)	(16,563,602)	(387,167,186)

Net increase	7,563,867	$110,881,110	9,646,678	$205,356,442

Service
Shares sold	382,064	$5,223,588	759,940	$16,295,030
Shares redeemed	(237,906)	(3,085,819)	(252,607)	(5,415,418)

Net increase	144,158	$2,137,769	507,333	$10,879,612

Investor A
Shares sold	4,730,025	$60,836,195	6,747,731	$141,983,947
Shares redeemed	(3,266,830)	(41,512,678)	(4,126,237)	(87,664,687)

Net increase	1,463,195	$19,323,517	2,621,494	$54,319,260

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	27,624	$324,335	94,630	$1,807,045
Shares redeemed	(106,008)	(1,179,052)	(271,481)	(4,962,057)

Net decrease	(78,384)	$(854,717)	(176,851)	$(3,155,012)

Investor C
Shares sold	413,143	$4,863,186	628,994	$11,776,014
Shares redeemed	(276,023)	(3,100,883)	(271,495)	(5,016,673)

Net increase	137,120	$1,762,303	357,499	$6,759,341

Small Cap Value Equity
BlackRock
Shares sold	228	$2,175	170	$1,553
Shares issued in reinvestment of dividends and distributions	2,088	11,359	56,693	560,132

Total issued	2,316	13,534	56,863	561,685
Shares redeemed	(361,911)	(2,089,429)	(106,923)	(1,262,762)

Net decrease	(359,595)	$(2,075,895)	(50,060)	$(701,077)

Institutional
Shares sold	149,385	$856,236	700,118	$6,837,512
Shares issued in reinvestment of dividends and distributions	1,998	10,869	94,195	930,649

Total issued	151,383	867,105	794,313	7,768,161
Shares redeemed	(265,164)	(1,582,434)	(862,808)	(8,137,224)

Net decrease	(113,781)	$(715,329)	(68,495)	$(369,063)

Service
Shares sold	5,048	$26,024	28,830	$270,508
Shares issued in reinvestment of dividends and distributions	486	2,567	17,734	170,431

Total issued	5,534	28,591	46,564	440,939
Shares redeemed	(27,675)	(154,403)	(40,279)	(353,709)

Net increase (decrease)	(22,141)	$(125,812)	6,285	$87,230

Investor A
Shares sold	159,128	$874,202	201,643	$1,757,564
Shares issued in reinvestment of dividends and distributions	9,940	51,887	378,470	3,599,258

Total issued	169,068	926,089	580,113	5,356,822
Shares redeemed	(251,747)	(1,376,297)	(762,411)	(7,077,882)

Net decrease	(82,679)	$(450,208)	(182,298)	$(1,721,060)

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Small Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	8,346	$38,086	9,284	$69,936
Shares issued in reinvestment of dividends and distributions	1,112	4,659	89,449	687,867

Total issued	9,458	42,745	98,733	757,803
Shares redeemed	(102,747)	(458,453)	(264,918)	(1,915,386)

Net decrease	(93,289)	$(415,708)	(166,185)	$(1,157,583)

Investor C
Shares sold	81,718	$349,149	10,417	$76,592
Shares issued in reinvestment of dividends and distributions	1,425	5,940	75,079	575,118

Total issued	83,143	355,089	85,496	651,710
Shares redeemed	(101,400)	(450,581)	(115,083)	(837,345)

Net decrease	(18,257)	$(95,492)	(29,587)	$(185,635)

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Member of the Audit Committee and Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Member of the Audit Committee and Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	MARCH 31, 2009	41

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY3-3/09-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters — even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Russell Midcap Growth Index for the six-month period.

What factors influenced performance?

•

Weak stock selection in the energy and materials sectors was the primary detractor from overall returns during the period. Within energy, many exploration and production companies experienced significant declines as oil fell from more than $100/barrel at the beginning of the period to $50/barrel at period-end. Among these were holdings Massey Energy, Chesapeake Energy and Plains Exploration and Production. Services companies were also hit hard, as Superior Energy Services and National Oilwell Varco both sank more than 50%. Within the materials sector, chemical company Celanese plummeted 50% on weaker demand. Additionally, metals provider Century Aluminum fell more than 90% on concerns of possible bankruptcy after a collapse in aluminum prices on weaker global demand.

•

On the positive side, stock selection in the industrials and information technology (IT) sectors aided relative returns during the six months. Within industrials, electronic motor manufacturer AMETEK continued to execute with its diverse business in a difficult environment. Oil & gas database provider IHS also relatively outperformed within the industrials sector. In IT, semiconductor company Broadcom was up 7% on increased demand for its products surrounding 3G technology. Mortgage processing company Lender Processing Services also continued to experience growing volumes, as the company’s stock was flat for the period. Elsewhere in the Portfolio, education provider Apollo Group jumped 16% on increasing applications for secondary education.

Describe recent Portfolio activity.

•

There were no major changes made to the Portfolio during the period. Within the consumer discretionary sector, we incrementally added Burger King Holdings and Bed Bath & Beyond, while eliminating holdings in Apollo Group, Urban Outfitters and Orient-Express Hotels.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio’s largest overweight relative to the benchmark was in the healthcare sector, and its most prominent underweight was in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
AMETEK, Inc.	3%
MEDNAX, Inc.	3
GameStop Corp. - Class A	3
Amdocs Ltd.	2
Broadcom Corp. - Class A	2
Lender Processing Services, Inc.	2
PMC-Sierra, Inc.	2
Quanta Services, Inc.	2
MSCI, Inc. - Class A	2
Scientific Games Corp. - Class A	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	25%
Health Care	18
Consumer Discretionary	17
Industrials	16
Energy	9
Financials	5
Materials	5
Consumer Staples	2
Telecommunication Services	2
Exchange-Traded Funds	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies which the portfolio management team believes have above-average earnings growth potential.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(30.59)%	(40.65)%	N/A	(4.42)%	N/A	(0.34)%	N/A
Service	(30.60)	(40.64)	N/A	(4.67)	N/A	(0.61)	N/A
Investor A	(30.65)	(40.80)	(43.91)%	(4.85)	(5.87)%	(0.81)	(1.34)%
Investor B	(30.96)	(41.31)	(43.95)	(5.56)	(5.94)	(1.39)	(1.39)
Investor C	(30.96)	(41.31)	(41.90)	(5.56)	(5.56)	(1.54)	(1.54)
R	(30.65)	(40.86)	N/A	(4.89)	N/A	(0.85)	N/A
Russell Midcap Growth Index	(29.81)	(39.58)	N/A	(3.91)	N/A	(0.86)	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$694.10	$5.11	$1,000.00	$1,018.89	$6.11
Service	$1,000.00	$694.00	$6.21	$1,000.00	$1,017.58	$7.42
Investor A	$1,000.00	$693.50	$6.67	$1,000.00	$1,017.02	$7.98
Investor B	$1,000.00	$690.40	$9.82	$1,000.00	$1,013.24	$11.76
Investor C	$1,000.00	$690.40	$9.82	$1,000.00	$1,013.24	$11.76
R	$1,000.00	$693.50	$6.76	$1,000.00	$1,016.92	$8.08

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.21% for Institutional, 1.47% for Service, 1.58% for Investor A, 2.33% for Investor B, 2.33% for Investor C and 1.60% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Mid-Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio significantly outperformed the benchmark Russell Midcap Value Index for the six-month period.

What factors influenced performance?

•

Portfolio performance benefited from strong stock selection in financials, primarily among capital markets, insurance and diversified financial services names. Notable contributors included insurance companies W.R. Berkley and HCC Insurance Holdings, as well as CME Group, operator of the Chicago Mercantile Exchange. Additionally, an underweight in real estate investment trusts (REITs), which sold off sharply during the period, helped to minimize losses in the sector and boosted relative returns.

•

Allocation and positive stock selection, particularly among restaurants and specialty retailers, contributed to favorable performance comparisons in the consumer discretionary sector. Stock selection also benefited relative performance in the energy sector, where the Portfolio’s exploration & production holdings outperformed their benchmark counterparts during the six months.

•

Although an overweight in information technology (IT) added value to Portfolio performance, the negative impact of stock selection overshadowed these gains. Key areas of weakness included the computers & peripherals, IT services and communications equipment sub-sectors.

•

The Portfolio modestly underperformed in the materials and healthcare sectors, due primarily to poor stock selection within the containers & packaging and healthcare equipment & supplies sub-industries, respectively.

Describe recent Portfolio activity.

•

Although market volatility reached unprecedented levels during the six-month period, the Portfolio’s sector exposure remained fairly stable. Allocations to the consumer staples and utilities sectors increased modestly during the period, while consumer discretionary and industrials weightings declined. Within technology, we added to IT services and internet-related holdings. We also reduced exposure to machinery-related names in the industrials sector and chemicals producers in materials.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the benchmark in IT, particularly within the electronic equipment & services and internet software & services sub-sectors, and industrials, most notably among commercial services names. Key underweights included financials, primarily REITs, thrifts & mortgage finance and commercial banks; utilities, particularly multi-utilities; and consumer discretionary, notably household durables and multiline retailers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
W.R. Berkley Corp.	2%
The Travelers Cos., Inc	2
HCC Insurance Holdings, Inc.	2
PG&E Corp.	2
AON Corp.	2
AXIS Capital Holdings Ltd.	2
The J.M. Smucker Co.	2
Safeway, Inc.	2
Wisconsin Energy Corp.	2
The Hanover Insurance Group, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Financials	25%
Utilities	13
Information Technology	12
Consumer Discretionary	12
Consumer Staples	9
Industrials	9
Materials	7
Health Care	7
Energy	6

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(33.54)%	(40.00)%	N/A	(2.61)%	N/A	4.28%	N/A
Service	(33.64)	(40.13)	N/A	(2.87)	N/A	3.99	N/A
Investor A	(33.54)	(40.11)	(43.23)%	(2.86)	(3.90)%	3.99	3.43%
Investor B	(33.84)	(40.56)	(43.22)	(3.58)	(3.82)	3.38	3.38
Investor C	(33.84)	(40.58)	(41.17)	(3.59)	(3.59)	3.25	3.25
Russell Midcap Value Index	(37.87)	(42.51)	N/A	(3.81)	N/A	3.13	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$664.60	$3.90	$1,000.00	$1,020.25	$4.75
Service	$1,000.00	$663.60	$5.18	$1,000.00	$1,018.69	$6.31
Investor A	$1,000.00	$664.60	$5.19	$1,000.00	$1,018.69	$6.31
Investor B	$1,000.00	$661.60	$8.29	$1,000.00	$1,014.90	$10.10
Investor C	$1,000.00	$661.60	$8.29	$1,000.00	$1,014.90	$10.10

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.94% for Institutional, 1.25% for Service, 1.25% for Investor A, 2.00% for Investor B and 2.00% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	Small/Mid-Cap Growth Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Russell 2500 Growth Index for the six-month period.

What factors influenced performance?

•

Poor stock selection within the healthcare and consumer discretionary sectors was the most significant detractor from relative returns during the six months. Within the healthcare sector, the healthcare equipment and supplies industry accounted for the majority of the Portfolio’s underperformance. Wright Medical Group, a manufacturer of hip and joint replacements, plummeted more than 50% on worries of decreased demand for its products. Additionally, ZOLL Medical dropped more than 50% on declining revenues for its defibrillator products. Within consumer discretionary, a position in Ticketmaster Entertainment was the most significant detractor in the group. The company’s stock sunk more than 65% after a potential acquisition with a competitor was met with resistance from federal regulators. Portfolio holding Orient-Express Hotels also severely declined after repeatedly refusing to participate in discussions with potential acquirers.

•

Positive relative contributors to performance included an overweight in information technology (IT) and good stock selection in industrials. Within IT, telecommunications equipment provider Neutral Tandem was up more than 30% on strong market share gains and its high earnings visibility business model, and call center company ExlService Holdings was flat for the period after posting a rally in the first quarter of 2009. Within industrials, outsourcing company Sykes Enterprises was a relative outperformer in a sector that was down more than 40% for the period. The outsourcing company continued to benefit from its broad, global economic footprint. Elsewhere in the Portfolio, newer holding Cogent Communications Group was up 5% on strength in demand for its fingerprint identification processors.

Describe recent Portfolio activity.

•

During the period, we slightly increased the Portfolio’s weighting in the IT and healthcare sectors, initiating positions in SRA International, Cogent Communications Group and MedAssets, among others. We reduced its weighting in the consumer discretionary and energy sectors, eliminating names Smith & Wesson Holding, Dolan Media and Massey Energy.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio’s most significant overweight relative to the benchmark was in the IT sector, and its largest underweight was in consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	4%
Sykes Enterprises, Inc.	3
TiVo, Inc.	3
Magellan Health Services, Inc.	2
AMETEK, Inc.	2
Neutral Tandem, Inc.	2
IHS, Inc. - Class A	2
SonicWALL, Inc.	2
Blackboard, Inc.	2
Scientific Games Corp. - Class A	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	33%
Health Care	24
Industrials	17
Consumer Discretionary	10
Financials	5
Energy	4
Materials	4
Consumer Staples	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

Small/Mid-Cap Growth Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

3	An index composed of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(34.52)%	(42.64)%	N/A	(7.67)%	N/A	1.51%	N/A
Investor A	(34.62)	(42.77)	(45.78)%	(7.92)	(8.91)%	1.22	0.68%
Investor B	(34.86)	(43.19)	(45.75)	(8.62)	(8.89)	0.65	0.65
Investor C	(34.82)	(43.15)	(43.72)	(8.62)	(8.62)	0.51	0.51
R	(34.71)	(42.91)	N/A	(8.17)	N/A	0.92	N/A
Russell 2500 Growth Index	(32.09)	(38.14)	N/A	(4.46)	N/A	0.24	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$654.80	$4.54	$1,000.00	$1,019.45	$5.55
Investor A	$1,000.00	$653.80	$5.57	$1,000.00	$1,018.18	$6.82
Investor B	$1,000.00	$651.40	$8.65	$1,000.00	$1,014.40	$10.60
Investor C	$1,000.00	$651.80	$8.65	$1,000.00	$1,014.40	$10.60
R	$1,000.00	$652.90	$6.72	$1,000.00	$1,016.77	$8.23

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.35% for Investor A, 2.10% Investor B, 2.10% for Investor C and 1.63% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

About Portfolio Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each

Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages include information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Mid-Cap Value Equity and Small/Mid-Cap Growth Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

Schedule of Investments March 31, 2009 (Unaudited)	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 4.1%
BE Aerospace, Inc.(a)	301,400	$2,613,138
Goodrich Corp.	74,900	2,837,961
Precision Castparts Corp.	22,100	1,323,790

		6,774,889

Biotechnology — 0.9%
Martek Biosciences Corp.(b)	82,000	1,496,500

Capital Markets — 1.3%
Invesco Ltd.	153,907	2,133,151

Chemicals — 3.7%
Agrium, Inc.(b)	58,400	2,090,136
Airgas, Inc.	39,600	1,338,876
Celanese Corp. - Series A	203,700	2,723,469

		6,152,481

Commercial Banks — 0.7%
KeyCorp	148,200	1,166,334

Commercial Services & Supplies — 1.5%
Iron Mountain, Inc.(a)	113,200	2,509,644

Communications Equipment — 0.9%
Harris Corp.	49,781	1,440,662

Construction & Engineering — 2.2%
Quanta Services, Inc.(a)	167,900	3,601,455

Containers & Packaging — 0.9%
Rock-Tenn Co. - Class A	53,100	1,436,355

Diversified Financial Services — 3.1%
CME Group, Inc.	6,400	1,576,896
MSCI, Inc. - Class A(a)	211,100	3,569,701

		5,146,597

Electrical Equipment — 2.8%
AMETEK, Inc.	149,900	4,687,373

Electronic Equipment, Instruments & Components — 1.4%
Amphenol Corp. - Class A	84,100	2,396,009

Energy Equipment & Services — 3.5%
Noble Corp.	101,000	2,433,090
Superior Energy Services, Inc.(a)	108,800	1,402,432
Weatherford International Ltd.(a)	173,900	1,925,073

		5,760,595

Health Care Equipment & Supplies — 3.2%
Hologic, Inc.(a)	187,900	2,459,611
ResMed, Inc.(a)	79,500	2,809,530

		5,269,141

Health Care Providers & Services — 9.5%
AmerisourceBergen Corp.	64,500	2,106,570
Laboratory Corp. of America Holdings(a)	35,000	2,047,150
Lincare Holdings, Inc.(a)	87,700	1,911,860
Magellan Health Services, Inc.(a)	74,000	2,696,560
Medco Health Solutions, Inc.(a)	70,900	2,931,006
MEDNAX, Inc.(a)	142,800	4,208,316

		15,901,462

Hotels, Restaurants & Leisure — 7.3%
Burger King Holdings, Inc.	125,400	2,877,930
Darden Restaurants, Inc.	99,600	3,412,296
Panera Bread Co. - Class A(a)(b)	41,200	2,303,080
Scientific Games Corp. - Class A(a)	293,000	3,548,230

		12,141,536

Household Durables — 1.0%
NVR, Inc.(a)	3,900	1,668,225

Household Products — 1.4%
Church & Dwight Co., Inc.	46,100	2,407,803

IT Services — 6.3%
Genpact Ltd.(a)	346,000	3,065,560
Lender Processing Services, Inc.	125,900	3,853,799
SAIC, Inc.(a)	95,600	1,784,852
TeleTech Holdings, Inc.(a)	157,600	1,716,264

		10,420,475

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.(a)	61,900	2,207,973

Machinery — 3.5%
IDEX Corp.	126,700	2,770,929
Joy Global, Inc.	91,700	1,953,210
Oshkosh Corp.	173,100	1,166,694

		5,890,833

Media — 2.8%
CKX, Inc.(a)	353,000	1,447,300
DreamWorks Animation SKG, Inc. - Class A(a)	146,400	3,168,096

		4,615,396

Metals & Mining — 0.2%
Century Aluminum Co.(a)	147,757	311,767

Oil, Gas & Consumable Fuels — 5.7%
Chesapeake Energy Corp.	109,000	1,859,540
CONSOL Energy, Inc.	93,700	2,364,988
Massey Energy Co.	89,100	901,692
Plains Exploration & Production Co.(a)	90,700	1,562,761
Ultra Petroleum Corp.(a)	37,900	1,360,231
The Williams Cos., Inc.	122,000	1,388,360

		9,437,572
Personal Products — 0.7%
Avon Products, Inc.	62,100	1,194,183

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of certain securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Pharmaceuticals — 3.0%
Medicis Pharmaceutical Corp. - Class A	126,400	$1,563,568
Shire Plc - ADR	95,356	3,427,095

		4,990,663

Professional Services — 1.7%
IHS, Inc. - Class A(a)	70,100	2,886,718

Semiconductors & Semiconductor Equipment — 6.4%
Broadcom Corp. - Class A(a)	199,500	3,986,010
Lam Research Corp.(a)	127,000	2,891,790
PMC-Sierra, Inc.(a)	598,600	3,819,068

		10,696,868

Software — 9.0%
Adobe Systems, Inc.(a)	141,300	3,022,407
Amdocs Ltd.(a)	219,300	4,061,436
Ansys, Inc.(a)	38,400	963,840
CA, Inc.	98,200	1,729,302
Intuit, Inc.(a)	120,500	3,253,500
Salesforce.com, Inc.(a)	61,200	2,003,076

		15,033,561

Specialty Retail — 5.4%
Bed Bath & Beyond, Inc.(a)	92,200	2,281,950
GameStop Corp. - Class A(a)	149,300	4,183,386
TJX Cos., Inc.	101,600	2,605,024

		9,070,360

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.(a)(b)	107,200	928,352

Wireless Telecommunication Services — 1.3%
American Tower Corp. - Class A(a)	73,900	2,248,777

Total Common Stocks — 97.3%		162,023,710

Exchange-Traded Funds — 1.0%
iShares Russell Midcap Growth Index Fund	58,600	1,763,860

Total Long-Term Investments (Cost — $218,767,121) — 98.3%		163,787,570

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60%(c)(d)	3,181,647	3,181,647

BlackRock Liquidity Series, LLC Money Market
Series, 1.17%(d)(e)	5,261,000	5,261,000

Total Short-Term Securities (Cost — $8,442,647) — 5.1%		8,442,647

Total Investments (Cost — $227,209,768*) — 103.4%		172,230,217
Liabilities in Excess of Other Assets — (3.4)%		(5,667,575)

Net Assets — 100.0%		$166,562,642

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$234,493,492

Gross unrealized appreciation	$11,145,351
Gross unrealized depreciation	(73,408,626)

Net unrealized depreciation	$(62,263,275)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$3,181,647	**	$4,933
BlackRock Liquidity Series, LLC Money Market Series	$(15,210,900	)***	$80,758

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$172,230,217
Level 2	—
Level 3	—

Total	$172,230,217

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

Schedule of Investments March 31, 2009 (Unaudited)	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.9%
Honeywell International, Inc.	173,120	$4,823,123

Air Freight & Logistics — 0.4%
FedEx Corp.	49,500	2,202,255

Airlines — 0.6%
Delta Air Lines, Inc.(a)(b)	554,900	3,124,087

Auto Components — 0.9%
Autoliv, Inc.	242,000	4,493,940

Beverages — 1.4%
Constellation Brands, Inc. - Class A(a)	332,200	3,953,180
Molson Coors Brewing Co. - Class B	99,400	3,407,432

		7,360,612

Capital Markets — 2.8%
The Bank of New York Mellon Corp.	96,100	2,714,825
Freedom Pay, Inc.	43,051	430
Invesco Ltd.	423,480	5,869,433
TD Ameritrade Holding Corp.(a)	422,800	5,838,868

		14,423,556

Chemicals — 2.0%
Albemarle Corp.	307,800	6,700,806
FMC Corp.	86,650	3,738,081

		10,438,887

Commercial Banks — 3.1%
City National Corp.(b)	110,800	3,741,716
Cullen/Frost Bankers, Inc.	97,700	4,586,038
KeyCorp	547,450	4,308,432
Zions Bancorp(b)	324,540	3,190,228

		15,826,414

Commercial Services & Supplies — 2.5%
Corrections Corp. of America(a)	480,200	6,151,362
Republic Services, Inc.	400,600	6,870,290

		13,021,652

Communications Equipment — 1.0%
Polycom, Inc.(a)	328,400	5,054,076

Computers & Peripherals — 1.0%
Sun Microsystems, Inc.(a)	221,200	1,619,184
Teradata Corp.(a)	215,800	3,500,276

		5,119,460

Consumer Finance — 0.4%
Capital One Financial Corp.	176,300	2,157,912

Containers & Packaging — 2.7%
Ball Corp.	90,300	3,919,020
Owens-Illinois, Inc.(a)	316,840	4,575,170
Pactiv Corp.(a)	383,900	5,601,101

		14,095,291

Diversified Financial Services — 2.3%
CME Group, Inc.	18,850	4,644,452
NYSE Euronext, Inc.	195,300	3,495,870
PHH Corp.(a)	273,700	3,845,485

		11,985,807

Electric Utilities — 4.4%
American Electric Power Co., Inc.	200,600	5,067,156
Edison International	186,800	5,381,708
Entergy Corp.	98,800	6,727,292
Northeast Utilities	244,100	5,270,119

		22,446,275

Electronic Equipment, Instruments & Components — 2.6%
Agilent Technologies, Inc.(a)	236,700	3,638,079
Anixter International, Inc.(a)	122,075	3,867,336
Tech Data Corp.(a)	257,740	5,613,577

		13,118,992

Energy Equipment & Services — 0.6%
Noble Corp.	133,300	3,211,197

Food & Staples Retailing — 2.3%
The Kroger Co.	206,600	4,384,052
Safeway, Inc.	359,480	7,257,901

		11,641,953

Food Products — 4.1%
Campbell Soup Co.	186,300	5,097,168
Dean Foods Co.(a)	212,800	3,847,424
Del Monte Foods Co.	650,217	4,740,082
The J.M. Smucker Co.	197,300	7,353,371

		21,038,045

Gas Utilities — 3.7%
CMS Energy Corp.	579,300	6,858,912
EQT Corp.	186,100	5,830,513
Questar Corp.	216,700	6,377,481

		19,066,906

Health Care Equipment & Supplies — 2.2%
The Cooper Cos., Inc.	174,476	4,613,146
Hologic, Inc.(a)	335,590	4,392,873
Teleflex, Inc.	64,900	2,536,941

		11,542,960

Health Care Providers & Services — 3.0%
DaVita, Inc.(a)	59,500	2,615,025
Laboratory Corp. of America Holdings(a)	97,400	5,696,926
MEDNAX, Inc.(a)	128,050	3,773,634
WellPoint, Inc.(a)	87,300	3,314,781

		15,400,366

Hotels, Restaurants & Leisure — 2.5%
Darden Restaurants, Inc.	89,100	3,052,566
Pinnacle Entertainment, Inc.(a)	376,800	2,652,672
Starwood Hotels & Resorts Worldwide, Inc.(b)	361,600	4,592,320
Wendy’s/Arby’s Group, Inc. - Class A	493,100	2,480,293

		12,777,851

Household Durables — 0.8%
Centex Corp.	533,900	4,004,250

Independent Power Producers & Energy Traders — 1.3%
NRG Energy, Inc.(a)	364,190	6,409,744

Insurance — 10.4%
AON Corp.	188,200	7,682,324
AXIS Capital Holdings Ltd.	332,230	7,488,464
The Hanover Insurance Group, Inc.	243,399	7,014,759
HCC Insurance Holdings, Inc.	331,400	8,347,966
RenaissanceRe Holdings Ltd.	118,500	5,858,640
The Travelers Cos., Inc.	206,350	8,386,064

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
W.R. Berkley Corp.	392,200	$8,844,110

		53,622,327

Internet Software & Services — 1.3%
eBay, Inc.(a)	522,420	6,561,595

IT Services — 1.9%
Convergys Corp.(a)	363,300	2,935,464
Fidelity National Information Services, Inc.	381,750	6,947,850

		9,883,314

Life Sciences Tools & Services — 0.9%
Thermo Fisher Scientific, Inc.(a)	131,500	4,690,605

Machinery — 2.4%
Danaher Corp.	86,600	4,695,452
Eaton Corp.	81,800	3,015,148
SPX Corp.	60,050	2,822,950
Terex Corp.(a)	185,750	1,718,188

		12,251,738

Media — 2.3%
Cablevision Systems Corp. - Class A	456,000	5,900,640
Viacom, Inc. - Class B(a)	351,550	6,109,939

		12,010,579

Metals & Mining — 0.7%
Reliance Steel & Aluminum Co.	138,050	3,634,856

Multiline Retail — 0.9%
Macy’s, Inc.	512,550	4,561,695

Multi-Utilities — 3.0%
PG&E Corp.	215,900	8,251,698
Wisconsin Energy Corp.	174,400	7,180,048

		15,431,746

Office Electronics — 0.4%
Xerox Corp.	389,000	1,769,950

Oil, Gas & Consumable Fuels — 4.8%
CONSOL Energy, Inc.	187,681	4,737,068
EOG Resources, Inc.	48,200	2,639,432
Hess Corp.	69,200	3,750,640
Newfield Exploration Co.(a)	289,600	6,573,920
Plains Exploration & Production Co.(a)	252,300	4,347,129
Southwestern Energy Co.(a)	95,300	2,829,457

		24,877,646

Paper & Forest Products — 1.1%
Weyerhaeuser Co.	206,200	5,684,934

Real Estate Investment Trusts — 3.4%
Boston Properties, Inc.(b)	130,430	4,568,963
Mack-Cali Realty Corp.	296,400	5,871,684
Redwood Trust, Inc.(b)	221,270	3,396,495
Simon Property Group, Inc.	99,583	3,449,555

		17,286,697

Road & Rail — 0.8%
Union Pacific Corp.	103,000	4,234,330

Semiconductors & Semiconductor Equipment — 2.2%
Intersil Corp. - Class A	319,340	3,672,410
Micron Technology, Inc.(a)	1,026,700	4,168,402
Varian Semiconductor Equipment Associates, Inc.(a)	162,650	3,522,999

		11,363,811

Software — 1.0%
Amdocs Ltd. (a)	285,714	5,291,423
Phase Metrics, Inc.(a)	108,409	2,168

		5,293,591

Specialty Retail — 3.6%
Abercrombie & Fitch Co. - Class A	143,850	3,423,630
The Gap, Inc.	534,700	6,945,753
Limited Brands, Inc.	670,766	5,835,664
The Sherwin-Williams Co.	45,600	2,369,832

		18,574,879

Thrifts & Mortgage Finance — 0.6%
Astoria Financial Corp.	350,820	3,224,036

Tobacco — 1.0%
Lorillard, Inc.	83,200	5,136,768

Trading Companies & Distributors — 0.7%
W.W. Grainger, Inc.(b)	48,722	3,419,310

Total Long-Term Investments (Cost — $498,504,574) — 92.9%		478,300,018

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60%(c)(d)	38,826,385	38,826,385
BlackRock Liquidity Series, LLC Money Market
Series, 1.17%(d)(e)	16,352,000	16,352,000

Total Short-Term Securities (Cost — $55,178,385) — 10.7%		55,178,385

Total Investments (Cost — $553,682,959*) — 103.6%		533,478,403
Liabilities in Excess of Other Assets — (3.6)%		(18,612,952)

Net Assets — 100.0%		$514,865,451

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$596,676,919

Gross unrealized appreciation	$23,365,830
Gross unrealized depreciation	(86,564,346)

Net unrealized depreciation	$(63,198,516)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments (concluded)	Mid-Cap Value Equity Portfolio

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$38,826,385	**	$41,668
BlackRock Liquidity Series, LLC Money Market Series	$(24,036,550	)***	$105,788

**	Represents net purchase cost.

***	Represents net sales cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$533,475,805
Level 2	—
Level 3	2,598

Total	$533,478,403

The following table is reconciliation of Level 3 investments for the period ended March 31, 2009:

Investments in Securities
Assets
Balance as of September 30, 2008	$2,598
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance as of March 31, 2009	$2,598

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.2%
Argon ST, Inc.(a)	81,911	$1,553,852
BE Aerospace, Inc.(a)	101,700	881,739

		2,435,591

Beverages — 1.2%
Heckmann Corp.(a)(b)	261,000	1,258,020

Biotechnology — 0.9%
Martek Biosciences Corp.	54,600	996,450

Building Products — 0.9%
Griffon Corp.(a)	130,100	975,750

Capital Markets — 1.0%
Invesco Ltd.	77,000	1,067,220

Chemicals — 2.4%
Celanese Corp. - Series A	109,400	1,462,678
Intrepid Potash, Inc.(a)	62,200	1,147,590

		2,610,268

Commercial Banks — 1.3%
Signature Bank(a)	51,300	1,448,199

Commercial Services & Supplies — 4.3%
Clean Harbors, Inc.(a)	36,800	1,766,400
Sykes Enterprises, Inc.(a)	179,384	2,983,156

		4,749,556

Communications Equipment — 3.3%
Harris Corp.	48,400	1,400,696
Neutral Tandem, Inc.(a)	88,900	2,187,829

		3,588,525

Construction & Engineering — 0.6%
Chicago Bridge & Iron Co. NV - ADR	104,400	654,588

Containers & Packaging — 1.3%
Rock-Tenn Co. - Class A	53,502	1,447,229

Diversified Consumer Services — 0.8%
Apollo Group, Inc. - Class A(a)	11,100	869,463

Diversified Financial Services — 1.5%
MSCI, Inc. - Class A(a)	100,200	1,694,382

Electrical Equipment — 2.5%
AMETEK, Inc.	70,600	2,207,662
Energy Conversion Devices, Inc.(a)(b)	36,800	488,336

		2,695,998

Electronic Equipment, Instruments & Components — 1.5%
Cogent, Inc.(a)	135,700	1,614,830

Energy Equipment & Services — 1.5%
Superior Energy Services, Inc.(a)	56,600	729,574
Weatherford International Ltd.(a)	78,200	865,674

		1,595,248

Food Products — 1.3%
Green Mountain Coffee Roasters, Inc.(a)	17,700	849,600
Smart Balance, Inc.(a)	90,200	544,808

		1,394,408

Health Care Equipment & Supplies — 9.5%
Hologic, Inc.(a)	114,800	1,502,732
Merit Medical Systems, Inc.(a)	64,800	791,208
NuVasive, Inc.(a)	10,600	332,628
ResMed, Inc.(a)	49,100	1,735,194
SonoSite, Inc.(a)	113,278	2,025,411
Symmetry Medical, Inc.(a)	116,200	733,222
Wright Medical Group, Inc.(a)	116,848	1,522,529
Zoll Medical Corp.(a)	120,442	1,729,547

		10,372,471

Health Care Providers & Services — 7.4%
Amedisys, Inc.(a)(b)	42,600	1,171,074
Lincare Holdings, Inc.(a)	61,600	1,342,880
Magellan Health Services, Inc.(a)	69,800	2,543,512
Medco Health Solutions, Inc.(a)	27,400	1,132,716
MEDNAX, Inc.(a)	63,100	1,859,557

		8,049,739

Health Care Technology — 1.2%
MedAssets, Inc.(a)	95,000	1,353,750

Hotels, Restaurants & Leisure — 4.0%
P.F. Chang’s China Bistro, Inc.(a)(b)	53,400	1,221,792
Scientific Games Corp. - Class A(a)	168,500	2,040,535
Texas Roadhouse, Inc. - Class A(a)	84,900	809,097
WMS Industries, Inc.(a)	12,600	263,466

		4,334,890

Insurance — 0.5%
Aspen Insurance Holdings Ltd.	26,300	590,698

Internet & Catalog Retail — 0.5%
Ticketmaster Entertainment, Inc.(a)	155,783	574,839

Internet Software & Services — 7.0%
comScore, Inc.(a)	136,900	1,655,121
SkillSoft Plc - ADR(a)	579,498	3,876,842
SonicWALL, Inc.(a)	474,700	2,117,162

		7,649,125

IT Services — 8.7%
ExlService Holdings, Inc.(a)	234,501	2,021,399
Forrester Research, Inc.(a)	91,251	1,876,120
Genpact Ltd.(a)	200,200	1,773,772
SRA International, Inc. - Class A(a)	133,300	1,959,510
Wright Express Corp.(a)	101,318	1,846,014

		9,476,815

Life Sciences Tools & Services — 2.0%
ICON Plc - ADR(a)	61,200	988,380
Thermo Fisher Scientific, Inc.(a)	34,400	1,227,048

		2,215,428

Machinery — 3.1%
IDEX Corp.	72,392	1,583,213
Joy Global, Inc.	36,500	777,450
Kaydon Corp.	38,131	1,042,120

		3,402,783

Media — 3.6%
CKX, Inc.(a)	485,700	1,991,370
DreamWorks Animation SKG, Inc. - Class A(a)	71,732	1,552,280
RHI Entertainment, Inc.(a)	232,015	352,663

		3,896,313

Oil, Gas & Consumable Fuels — 2.7%
CONSOL Energy, Inc.	28,400	716,816
Delta Petroleum Corp.(a)	22,718	27,262
EXCO Resources, Inc.(a)	117,700	1,177,000

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

Schedule of Investments (concluded)	Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Plains Exploration & Production Co.(a)	62,700	$1,080,321

		3,001,399

Personal Products — 0.9%
Chattem, Inc.(a)(b)	18,400	1,031,320
Pharmaceuticals — 2.4%
Medicis Pharmaceutical Corp. - Class A	99,600	1,232,052
Shire Plc - ADR	39,476	1,418,768

		2,650,820

Professional Services — 3.0%
The Advisory Board Co.(a)	65,786	1,090,732
IHS, Inc. - Class A(a)	52,108	2,145,807

		3,236,539

Semiconductors & Semiconductor Equipment — 4.2%
FEI Co.(a)	23,600	364,148
Microsemi Corp.(a)	100,900	1,170,440
ON Semiconductor Corp.(a)	364,600	1,421,940
Standard Microsystems Corp.(a)	87,300	1,623,780

		4,580,308

Software — 7.6%
Amdocs Ltd.(a)	77,775	1,440,393
Blackboard, Inc.(a)	66,300	2,104,362
DemandTec, Inc.(a)	208,700	1,826,125
TiVo, Inc.(a)	409,800	2,884,992

		8,255,872

Specialty Retail — 1.3%
GameStop Corp. - Class A(a)	51,766	1,450,483

Total Long-Term Investments (Cost — $138,249,111) — 98.1%		107,219,317

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(c)(d)	3,257,568	3,257,568
BlackRock Liquidity Series, LLC Money Market Series, 1.17%(c)(d)(e)	4,327,700	4,327,700
Total Short-Term Securities (Cost — $7,585,268) — 7.0%		7,585,268

Total Investments (Cost — $145,834,379*) — 105.1%		114,804,585
Liabilities in Excess of Other Assets — (5.1)%		(5,539,901)

Net Assets — 100.0%		$109,264,684

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$148,506,651

Gross unrealized appreciation	$5,153,023
Gross unrealized depreciation	(38,855,089)

Net unrealized depreciation	$(33,702,066)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$3,257,568	**	$1,650
BlackRock Liquidity Series, LLC Money Market Series	$(7,251,350	)***	$101,268

**	Represents net purchase cost.

***	Represents net sales cost.
(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$114,804,585
Level 2	—
Level 3	—

Total	$114,804,585

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities

March 31, 2009 (Unaudited)	Mid-Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Small/Mid-Cap Growth Portfolio
Assets
Investments at value - unaffiliated[1,2]	$163,787,570	$478,300,018	$107,219,317
Investments at value - affiliated[3]	8,442,647	55,178,385	7,585,268
Cash	17,444	31	8
Investments sold receivable	21,491	20,394,294	141,471
Capital shares sold receivable	102,925	829,252	285,224
Dividends receivable	51,467	844,452	19,658
Receivable from advisor	37,655	125,901	43,397
Dividends receivable - affiliated	1,870	16,331	700
Securities lending income receivable - affiliated	1,681	4,463	5,034
Prepaid expenses	54,751	82,928	48,154
Other assets	102,779	—	1,171

Total assets	172,622,280	555,776,055	115,349,402

Liabilities
Collateral at value - securities loaned	5,261,000	16,352,000	4,327,700
Investments purchased payable	183,755	21,868,676	948,430
Capital shares redeemed payable	242,924	1,534,916	463,048
Other affiliates payable	143,109	509,037	192,161
Investment advisory fees payable	106,224	325,427	65,737
Service and distribution fees payable	45,451	158,758	30,995
Officer’s and Trustees’ fees payable	7,032	8,628	6,860
Other accrued expenses payable	70,143	153,162	49,787

Total liabilities	6,059,638	40,910,604	6,084,718

Net Assets	$166,562,642	$514,865,451	$109,264,684

Net Assets Consist of
Paid-in capital	$396,514,514	$910,040,589	$177,599,536
Undistributed (distributions in excess of) net investment income	347,151	1,404,714	(306,768)
Accumulated net realized loss	(175,319,472)	(376,375,296)	(36,998,290)
Net unrealized appreciation/depreciation	(54,979,551)	(20,204,556)	(31,029,794)

Net Assets	$166,562,642	$514,865,451	$109,264,684

[1] Investments at cost- unaffiliated	$218,767,121	$498,504,574	$138,249,111
[2] Securities loaned at value	$5,176,400	$16,463,630	$4,152,226
[3] Investments at cost - affiliated	$8,442,647	$55,178,385	$7,585,268

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Statements of Assets and Liabilities (concluded)

March 31, 2009 (Unaudited)	Mid-Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Small/Mid-Cap Growth Portfolio
Net Asset Value
Institutional:
Net Assets	$18,209,340	$112,928,966	$11,540,656

Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,538,221	17,256,305	1,496,388

Net Asset Value	$7.17	$6.54	$7.71

Service:
Net Assets	$290,385	$1,623,543	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	42,410	252,429	—

Net Asset Value	$6.85	$6.43	—

Investor A:

Net Assets	$128,549,176	$294,688,369	$84,236,650

Shares outstanding, unlimited number of shares authorized, $0.001 par value	19,386,127	46,354,585	11,704,099

Net Asset Value	$6.63	$6.36	$7.20

Investor B:

Net Assets	$10,189,159	$35,968,041	$5,489,226

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,722,793	6,206,494	895,606

Net Asset Value	$5.91	$5.80	$6.13

Investor C:

Net Assets	$8,752,981	$69,656,532	$6,362,096

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,480,121	12,055,721	1,036,725

Net Asset Value	$5.91	$5.78	$6.14

R:

Net Assets	$571,601	—	$1,636,056

Shares outstanding, unlimited number of shares authorized, $0.001 par value	86,273	—	229,534

Net Asset Value	$6.63	—	$7.13

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Operations

Six Months Ended March 31, 2009 (Unaudited)	Mid-Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Small/Mid-Cap Growth Portfolio
Investment Income
Dividends	$591,904	$6,290,618	$156,611
Securities lending - affiliated	80,758	105,788	101,268
Interest and dividends - affiliated	5,941	42,938	1,987
Interest	1,080	3,753	615
Foreign taxes withheld	(430)	—	—

Total investment income	679,253	6,443,097	260,481

Expenses
Investment advisory	692,898	2,252,849	444,581
Transfer agent - class specific	411,196	944,519	338,442
Service and distribution - class specific	271,940	1,011,683	184,910
Administration	64,959	207,820	44,458
Printing	45,218	133,902	26,644
Registration	25,044	27,680	22,140
Administration - class specific	21,668	70,487	14,837
Professional	18,374	25,852	17,470
Custodian	11,762	25,313	12,560
Officer and Trustees	8,601	11,184	8,324
Miscellaneous	9,089	14,927	7,698

Total expenses	1,580,749	4,726,216	1,122,064
Less fees waived by advisor	(414)	(53,172)	(144)
Less administration fees waived - class specific	(19,739)	(70,487)	(14,837)
Less transfer agent fees waived - class specific	(36,567)	(62)	(16)
Less transfer agent fees reimbursed - class specific	(109,232)	(803,469)	(267,913)
Less fees paid indirectly	(1,577)	(2,005)	(510)

Total expenses after waivers, reimbursement and fees paid indirectly	1,413,220	3,797,021	838,644

Net investment income (loss)	(733,967)	2,646,076	(578,163)

Realized and Unrealized Gain (Loss)
Net realized loss from investments	(30,205,093)	(303,423,805)	(31,470,052)
Net change in unrealized appreciation/depreciation on investments	(47,776,249)	29,866,805	(29,533,599)

Total realized and unrealized loss	(77,981,342)	(273,557,000)	(61,003,651)

Net Decrease in Net Assets Resulting from Operations	$(78,715,309)	$(270,910,924)	$(61,581,814)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Statements of Changes in Net Assets

	Mid-Cap Growth Equity Portfolio		Mid-Cap Value Equity Portfolio		Small/Mid-Cap Growth Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income (loss)	$(733,967)	$(2,988,481)	$2,646,076	$3,717,731	$(578,163)	$(1,794,557)
Net realized gain (loss)	(30,205,093)	22,460,515	(303,423,805)	(49,098,035)	(31,470,052)	724,275
Net change in unrealized appreciation/depreciation	(47,776,249)	(106,025,639)	29,866,805	(174,716,820)	(29,533,599)	(57,802,393)

Net decrease in net assets resulting from operations	(78,715,309)	(86,553,605)	(270,910,924)	(220,097,124)	(61,581,814)	(58,872,675)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	—	(1,133,643)	(484,718)	(24,231)	—
Service	—	—	(15,870)	(2,856)	—	—
Investor A	—	—	(3,029,032)	(431,750)	(140,153)	—
Investor B	—	—	(358,215)	—	—	—
Investor C	—	—	(649,056)	—	—	—
R	—	—	—	—	(1,194)	—
Tax return of capital:
Institutional	—	—	—	(118,755)	—	—
Service	—	—	—	(2,975)	—	—
Investor A	—	—	—	(574,416)	—	—
Investor B	—	—	—	(111,910)	—	—
Investor C	—	—	—	(166,401)	—	—
Net realized gain:
Institutional	—	—	—	(15,654,461)	—	(3,835,548)
Service	—	—	—	(392,228)	—	—
Investor A	—	—	—	(75,720,395)	—	(36,072,316)
Investor B	—	—	—	(13,884,159)	—	(3,584,103)
Investor C	—	—	—	(20,826,117)	—	(3,000,370)
R	—	—	—	—	—	(221,880)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(5,185,816)	(128,371,141)	(165,578)	(46,714,217)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(11,881,182)	(70,749,257)	(9,476,573)	74,762,087	(7,883,903)	(591,809)

Redemption Fees
Redemption fees	—	—	—	—	5,162	14,117

Net Assets
Total decrease in net assets	(90,596,491)	(157,302,862)	(285,573,313)	(273,706,178)	(69,626,133)	(106,164,584)
Beginning of period	257,159,133	414,461,995	800,438,764	1,074,144,942	178,890,817	285,055,401

End of period	$166,562,642	$257,159,133	$514,865,451	$800,438,764	$109,264,684	$178,890,817

End of period undistributed (distributions in excess of) net investment income	$347,151	$1,081,118	$1,404,714	$3,944,454	$(306,768)	$436,973

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights	Mid-Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$13.49	$10.70	$10.44	$8.76	$7.57	$9.87	$12.92	$10.27	$10.07	$8.46	$7.33

Net investment loss[1]	(0.02)	(0.04)	(0.07)	(0.06)	(0.07)	(0.06)	(0.02)	(0.07)	(0.09)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(3.14)	(3.12)	2.86	0.45	1.75	1.25	(3.00)	(2.98)	2.74	0.44	1.68	1.21

Net increase (decrease) from investment operations	(3.16)	(3.16)	2.79	0.39	1.68	1.19	(3.02)	(3.05)	2.65	0.33	1.61	1.13

Distributions from net realized gain	—	—	—	(0.13)	—	—	—	—	—	(0.13)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$7.17	$10.33	$13.49	$10.70	$10.44	$8.76	$6.85	$9.87	$12.92	$10.27	$10.07	$8.46

Total Investment Return
Based on net asset value	(30.59)%[3]	(23.43)%	26.08%[4]	3.75%[4]	19.18%[4]	15.72%[4]	(30.60)%[3]	(23.61)%	25.80%[4]	3.29%[4]	19.03%[4]	15.42%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.21%[5]	1.06%	1.05%	1.08%	1.23%	1.23%	1.47%[5]	1.28%	1.22%	1.53%	1.53%	1.53%

Total expenses	1.26%[5]	1.07%	1.06%	1.15%	1.41%	1.28%	1.70%[5]	1.29%	1.32%	2.02%	1.60%	1.56%

Net investment loss	(0.43)%[5]	(0.33)%	(0.59)%	(0.60)%	(0.72)%	(0.65)%	(0.68)%[5]	(0.56)%	(0.76)%	(1.06)%	(0.77)%	(0.97)%

Supplemental Data
Net assets, end of period (000)	$18,209	$26,468	$75,577	$75,111	$75,407	$40,337	$290	$459	$714	$757	$1,136	$10,871

Portfolio turnover	22%	45%	53%	64%	85%	29%	22%	45%	53%	64%	85%	29%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Aggregate total investment return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.56	$12.55	$10.00	$9.82	$8.26	$7.17	$8.56	$11.32	$9.09	$9.00	$7.63	$6.67

Net investment loss[1]	(0.03)	(0.10)	(0.12)	(0.11)	(0.11)	(0.09)	(0.04)	(0.17)	(0.18)	(0.17)	(0.15)	(0.14)
Net realized and unrealized gain (loss)	(2.90)	(2.89)	2.67	0.42	1.67	1.18	(2.61)	(2.59)	2.41	0.39	1.52	1.10

Net increase (decrease) from investment operations	(2.93)	(2.99)	2.55	0.31	1.56	1.09	(2.65)	(2.76)	2.23	0.22	1.37	0.96

Distributions from net realized gain	—	—	—	(0.13)	—	—	—	—	—	(0.13)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$6.63	$9.56	$12.55	$10.00	$9.82	$8.26	$5.91	$8.56	$11.32	$9.09	$9.00	$7.63

Total Investment Return
Based on net asset value[3]	(30.65)%[4]	(23.83)%	25.50%[5]	3.16%[5]	18.89%[5]	15.20%[5]	(30.96)%[4]	(24.38)%	24.53%[5]	2.44%[5]	17.96%[5]	14.39%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.58%[6]	1.53%	1.57%	1.58%	1.58%	1.67%	2.33%[6]	2.31%	2.25%	2.33%	2.33%	2.44%

Total expenses	1.77%[6]	1.53%	1.60%	1.74%	1.78%	1.77%	2.78%[6]	2.45%	2.46%	2.54%	2.41%	2.45%

Net investment loss	(0.80)%[6]	(0.81)%	(1.11)%	(1.11)%	(1.14)%	(1.09)%	(1.51)%[6]	(1.58)%	(1.79)%	(1.86)%	(1.82)%	(1.86)%

Supplemental Data
Net assets, end of period (000)	$128,549	$195,980	$274,333	$257,729	$290,285	$27,777	$10,189	$19,565	$43,610	$48,635	$59,100	$31,900

Portfolio turnover	22%	45%	53%	64%	85%	29%	22%	45%	53%	64%	85%	29%

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Investor C						R
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30, 2008	Period October 2, 2006[7] to September 30, 2007
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$8.56	$11.32	$9.09	$9.00	$7.63	$6.67	$9.56	$12.55	$9.92

Net investment loss[1]	(0.05)	(0.16)	(0.19)	(0.17)	(0.15)	(0.14)	(0.03)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(2.60)	(2.60)	2.42	0.39	1.52	1.10	(2.90)	(2.89)	2.76

Net increase (decrease) from investment operations	(2.65)	(2.76)	2.23	0.22	1.37	0.96	(2.93)	(2.99)	2.63

Distributions from net realized gain	—	—	—	(0.13)	—	—	—	—	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	—	0.00 [2]

Net asset value, end of period	$5.91	$8.56	$11.32	$9.09	$9.00	$7.63	$6.63	$9.56	$12.55

Total Investment Return
Based on net asset value	(30.96)%[3,4]	(24.38)%[3]	24.53%[3,5]	2.44%[3,5]	17.96%[3,5]	14.39%[3,5]	(30.65)%[4]	(23.83)%	26.51%[4,5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.33%[6]	2.25%	2.30%	2.33%	2.33%	2.44%	1.60%[6]	1.58%	1.59%[6]

Total expenses	2.53%[6]	2.25%	2.31%	2.37%	2.41%	2.45%	2.07%[6]	1.73%	1.63%[6]

Net investment loss	(1.55)%[6]	(1.53)%	(1.84)%	(1.86)%	(1.83)%	(1.86)%	(0.84)%[6]	(0.82)%	(1.12)%[6]

Supplemental Data
Net assets, end of period (000)	$8,753	$13,964	$20,203	$18,047	$20,748	$11,269	$572	$723	$25

Portfolio turnover	22%	45%	53%	64%	85%	29%	22%	45%	53%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	Commencement of operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	25

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period July 1, 2004 to February 28, 2005
	(Unaudited)	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$9.94	$14.35	$13.67	$13.74	$12.73	$12.14

Net investment income	0.05 [1]	0.10 [1]	0.11 [1]	0.12 [1]	0.04 [1]	0.11
Net realized and unrealized gain (loss)	(3.38)	(2.77)	2.38	1.23	0.97	1.44

Net increase (decrease) from investment operations	(3.33)	(2.67)	2.49	1.35	1.01	1.55

Dividends and distributions from:
Net investment income	(0.07)	—	(0.15)	(0.04)	—	(0.15)
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	(1.72)	(1.66)	(1.38)	—	(0.81)

Total dividends and distributions	(0.07)	(1.74)	(1.81)	(1.42)	—	(0.96)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$6.54	$9.94	$14.35	$13.67	$13.74	$12.73

Total Investment Return
Based on net asset value	(33.54)%[3]	(20.74)%	19.35%[4]	10.77%[4]	7.94%[3,4]	13.07%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.94%[5]	0.94%	0.95%	0.99%	1.00%[5]	0.99%[5]

Total expenses	1.16%[5]	1.10%	1.07%	1.07%	1.30%[5]	1.09%[5]

Net investment income	1.37%[5]	0.82%	0.79%	0.88%	0.49%[5]	1.18%[5]

Supplemental Data
Net assets, end of period (000)	$112,929	$141,900	$134,665	$80,292	$53,111	$50,383

Portfolio turnover	110%	117%	202%	153%	60%	53%

	Service
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period January 28, 2005[6] to February 28, 2005
	(Unaudited)	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$9.78	$14.14	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.04 [1]	0.06 [1]	0.10 [1]	0.08 [1]	0.02 [1]	(0.01)
Net realized and unrealized gain (loss)	(3.33)	(2.72)	2.33	1.21	0.96	0.60

Net increase (decrease) from investment operations	(3.29)	(2.66)	2.43	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	(0.06)	—	(0.12)	(0.03)	—	—
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	(1.68)	(1.66)	(1.38)	—	—
Total dividends and distributions	(0.06)	(1.70)	(1.78)	(1.41)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$6.43	$9.78	$14.14	$13.49	$13.61	$12.63

Total Investment Return
Based on net asset value	(33.64)%[3]	(20.95)%	19.10%[4]	10.45%[4]	7.76%[3,4]	4.89%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.25%[5]	1.23%	1.20%	1.25%	1.25%[5]	1.25%[5]

Total expenses	1.37%[5]	1.25%	1.24%	1.50%	1.54%[5]	1.49%[5]

Net investment income	1.04%[5]	0.54%	0.68%	0.61%	0.20%[5]	0.39%[5]

Supplemental Data
Net assets, end of period (000)	$1,624	$2,431	$3,716	$3,130	$889	$1,374

Portfolio turnover	110%	117%	202%	153%	60%	53%

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor A
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$9.66	$14.00	$13.38	$13.49	$12.53	$11.92

Net investment income	0.04 [1]	0.06 [1]	0.08 [1]	0.08 [1]	0.02 [1]	0.07
Net realized and unrealized gain (loss)	(3.28)	(2.70)	2.32	1.21	0.94	1.45

Net increase from investment operations	(3.24)	(2.64)	2.40	1.29	0.96	1.52

Dividends and distributions from:
Net investment income	(0.06)	—	(0.12)	(0.02)	—	(0.11)
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	(1.68)	(1.66)	(1.38)	—	(0.80)

Total dividends and distributions	(0.06)	(1.70)	(1.78)	(1.40)	—	(0.91)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$6.36	$9.66	$14.00	$13.38	$13.49	$12.53

Total Investment Return
Based on net asset value[7]	(33.54)%[3]	(21.04)%	19.02%[4]	10.56%[4]	7.66%[3,4]	12.98%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.25%[5]	1.25%	1.25%	1.25%	1.25%[5]	1.24%[5]

Total expenses	1.59%[5]	1.43%	1.40%	1.56%	1.64%[5]	1.38%[5]

Net investment income	1.03%[5]	0.53%	0.61%	0.62%	0.24%[5]	0.92%[5]

Supplemental Data
Net assets, end of period (000)	$294,688	$470,265	$642,264	$497,964	$500,479	$448,237

Portfolio turnover	110%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Aggregate total investment return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Annualized.

6	Commencement of operations.

7	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	27

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$8.84	$12.92	$12.46	$12.73	$11.87	$11.28

Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.01)[1]	(0.02)[1]	(0.04)[1]	(0.03)
Net realized and unrealized gain (loss)	(3.00)	(2.47)	2.15	1.13	0.90	1.41

Net increase (decrease) from investment operations	(2.99)	(2.49)	2.14	1.11	0.86	1.38

Dividends and distributions from:
Net investment income	(0.05)	—	(0.02)	—	—	(0.01)
Net realized gain	—	(1.59)	(1.66)	(1.38)	—	(0.78)

Total dividends and distributions	(0.05)	(1.59)	(1.68)	(1.38)	—	(0.79)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$5.80	$8.84	$12.92	$12.46	$12.73	$11.87

Total Investment Return
Based on net asset value[3]	(33.84)%[4]	(21.53)%	18.18%[5]	9.63%[5]	7.25%[4,5]	12.39%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%[6]	2.00%	2.00%	2.00%	2.00%[6]	1.99%[6]

Total expenses	2.42%[6]	2.24%	2.23%	2.25%	2.29%[6]	2.09%[6]

Net investment income (loss)	0.27%[6]	(0.21)%	(0.09)%	(0.13)%	(0.52)%[6]	0.20%[6]

Supplemental Data
Net assets, end of period (000)	$35,968	$67,656	$119,768	$124,089	$131,651	$128,568

Portfolio turnover	110%	117%	202%	153%	60%	53%

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor C
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$8.81	$12.90	$12.46	$12.73	$11.87	$11.28

Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.02)[1]	(0.04)[1]	(0.03)
Net realized and unrealized gain (loss)	(2.99)	(2.47)	2.15	1.13	0.90	1.40

Net increase (decrease) from investment operations	(2.98)	(2.49)	2.13	1.11	0.86	1.37

Dividends and distributions from:
Net investment income	(0.05)	—	(0.03)	—	—	(0.01)
Net realized gain	—	(1.60)	(1.66)	(1.38)	—	(0.77)

Total dividends and distributions	(0.05)	(1.60)	(1.69)	(1.38)	—	(0.78)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$5.78	$8.81	$12.90	$12.46	$12.73	$11.87

Total Investment Return
Based on net asset value[3]	(33.84)%[4]	(21.56)%	18.16%[5]	9.63%[5]	7.25%[4,5]	12.40%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%[6]	2.00%	2.00%	2.00%	2.00%[6]	1.99%[6]

Total expenses	2.42%[6]	2.20%	2.21%	2.15%	2.29%[6]	2.09%[6]

Net investment income (loss)	0.28%[6]	(0.22)%	(0.14)%	(0.13)%	(0.50)%[6]	0.19%[6]

Supplemental Data
Net assets, end of period (000)	$69,657	$118,186	$173,731	$137,382	$103,344	$91,657

Portfolio turnover	110%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Financial Highlights (continued)	Small/Mid-Cap Growth Portfolio

	Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.80	$18.24	$15.51	$15.16	$12.49	$12.11

Net investment loss	(0.03)[1]	(0.06)[1]	(0.12)[1]	(0.10)[1]	(0.17)[1]	(0.10)
Net realized and unrealized gain (loss)	(4.04)	(3.49)	3.68	1.09	2.84	0.48

Net increase (decrease) from investment operations	(4.07)	(3.55)	3.56	0.99	2.67	0.38

Dividends and distributions from:
Net investment income	(0.02)	—	—	—	—	—
Net realized gain	—	(2.89)	(0.83)	(0.64)	—	—

Total dividends and distributions	(0.02)	(2.89)	(0.83)	(0.64)	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$7.71	$11.80	$18.24	$15.51	$15.16	$12.49

Total Investment Return
Based on net asset value	(34.52)%[3,4]	(22.78)%[3]	23.74%[3]	6.63%[3]	21.38%[3]	3.14%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.10%[5]	1.10%	1.05%	0.99%	1.10%	1.09%

Total expenses	1.98%[5]	1.44%	1.38%	1.06%	1.28%	1.28%

Net investment loss	(0.66)%[5]	(0.41)%	(0.71)%	(0.64)%	(0.72)%	(0.80)%

Supplemental Data
Net assets, end of period (000)	$11,541	$17,019	$26,976	$23,866	$20,133	$87,520

Portfolio turnover	33%	63%	76%	49%	122%	208%

	Investor A						Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.03	$17.24	$14.74	$14.48	$11.96	$11.63	$9.41	$15.09	$13.10	$13.03	$10.84	$10.62

Net investment loss	(0.03)[1]	(0.09)[1]	(0.15)[1]	(0.15)[1]	(0.13)[1]	(0.14)	(0.05)[1]	(0.17)[1]	(0.24)[1]	(0.23)[1]	(0.19)[1]	(0.21)
Net realized and unrealized gain (loss)	(3.79)	(3.26)	3.48	1.05	2.65	0.47	(3.23)	(2.80)	3.06	0.94	2.38	0.43

Net increase (decrease) from investment operations	(3.82)	(3.35)	3.33	0.90	2.52	0.33	(3.28)	(2.97)	2.82	0.71	2.19	0.22

Dividends and distributions from:
Net investment income	(0.01)	—	—	—	—	—	—	—	—	—	—	—
Net realized gain	—	(2.86)	(0.83)	(0.64)	—	—	—	(2.71)	(0.83)	(0.64)	—	—

Total dividends and distributions	(0.01)	(2.86)	(0.83)	(0.64)	—	—	—	(2.71)	(0.83)	(0.64)	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$7.20	$11.03	$17.24	$14.74	$14.48	$11.96	$6.13	$9.41	$15.09	$13.10	$13.03	$10.84

Total Investment Return
Based on net asset value[6]	(34.62)%[3,4]	(22.93)%[3]	23.41%[3]	6.31%[3]	21.07%[3]	2.84%	(34.86)%[3,4]	(23.51)%[3]	22.40%[3]	5.52%[3]	20.20%[3]	2.17%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%[5]	1.35%	1.26%	1.35%	1.37%*	1.39%	2.10%[5]	2.10%	2.09%	2.10%	2.10%	2.09%

Total expenses	1.76%[5]	1.45%	1.42%	1.66%	1.64%	1.56%	2.68%[5]	2.40%	2.40%	2.40%	2.30%	2.25%

Net investment loss	(0.91)%[5]	(0.66)%	(0.92)%	(1.00)%	(0.87)%	(1.09)%	(1.66)%[5]	(1.40)%	(1.75)%	(1.75)%	(1.58)%	(1.79)%

Supplemental Data
Net assets, end of period (000)	$84,237	$138,073	$218,851	$209,646	$215,622	$268,065	$5,489	$10,468	$21,110	$23,085	$24,925	$24,880

Portfolio turnover	33%	63%	76%	49%	122%	208%	33%	63%	76%	49%	122%	208%

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (concluded)	Small/Mid-Cap Growth Portfolio

	Investor C						R
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended	Period October 2, 2006[7] to
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	September 30, 2008	September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.42	$15.12	$13.12	$13.06	$10.87	$10.64	$10.93	$17.18	$14.54

Net investment loss	(0.05)[1]	(0.17)[1]	(0.24)[1]	(0.23)[1]	(0.20)[1]	(0.21)	(0.05)[1]	(0.12)[1]	(0.20)[1]
Net realized and unrealized gain (loss)	(3.23)	(2.80)	3.07	0.93	2.39	0.44	(3.74)	(3.23)	3.67

Net increase (decrease) from investment operations	(3.28)	(2.97)	2.83	0.70	2.19	0.23	(3.79)	(3.35)	3.47

Dividends and distributions from:
Net investment income	—	—	—	—	—	—	(0.01)	—	—
Net realized gain	—	(2.73)	(0.83)	(0.64)	—	—	—	(2.90)	(0.83)

Total dividends and distributions	—	(2.73)	(0.83)	(0.64)	—	—	(0.01)	(2.90)	(0.83)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$6.14	$9.42	$15.12	$13.12	$13.06	$10.87	$7.13	$10.93	$17.18

Total Investment Return
Based on net asset value	(34.82)%[3,4,6]	(23.52)%[3,6]	22.44%[3,6]	5.43%[3,6]	20.15%[3,6]	2.16%[6]	(34.71)%[3,4]	(23.08)%[3]	24.68%[3,4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.10%[5]	2.10%	2.07%	2.10%	2.10%	2.09%	1.63%[5]	1.61%	1.56%[5]

Total expenses	2.58%[5]	2.25%	2.23%	2.30%	2.32%	2.26%	2.35%[5]	2.07%	1.81%[5]

Net investment loss	(1.66)%[5]	(1.41)%	(1.73)%	(1.75)%	(1.60)%	(1.79)%	(1.20)%[5]	(0.93)%	(1.22)%[5]

Supplemental Data
Net assets, end of period (000)	$6,362	$11,427	$17,047	$17,041	$20,963	$29,627	$1,636	$1,903	$1,071

Portfolio turnover	33%	63%	76%	49%	122%	208%	33%	63%	76%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.31%.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Annualized.

6	Total investment returns exclude the effects of sales charges.

7	Commencement of operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 27 registered portfolios, of which the BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), and BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at the net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholders of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Mid-Cap Growth Equity and Mid-Cap Value Equity	Small/Mid-Cap Growth
First $1 Billion	0.800%	0.750%
$1 Billion - $2 Billion	0.700	0.700
$2 Billion - $3 Billion	0.650	0.675
Greater Than $3 Billion	0.625	0.650

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	1.23%	0.94%	1.10%
Service	1.53%	1.25%	1.35%[1]
Investor A	1.58%	1.25%	1.35%
Investor B	2.33%	2.00%	2.10%
Investor C	2.33%	2.00%	2.10%
R	1.60%	1.98%[1]	1.63%

1	There were no shares outstanding as of March 31, 2009.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is based on a percentage of the average daily net assets at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and certain other affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
Mid-Cap Growth Equity	$11,932	$6,566
Mid-Cap Value Equity	106,399	8,047
Small/Mid-Cap Growth	63,623	601

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Notes to Financial Statements (continued)

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

Securities lending agent fees for the six months ended March 31, 2009
Mid-Cap Growth Equity	$18,594
Mid-Cap Value Equity	22,398
Small/Mid-Cap Growth	23,476

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Mid-Cap Growth Equity	$28,146
Mid-Cap Value Equity	119,832
Small/Mid-Cap Growth	17,379

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$575	—	—
Service	25	$62	—
Investor A	36,824	—	—
Investor B	—	—	—
Investor C	1,471	—	—
R	5	—	$16

Total	$38,900	$62	$16

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$2,304	$14,466	$1,496
Service	39	216	—
Investor A	16,607	40,554	11,440
Investor B	1,485	5,415	808
Investor C	1,162	9,836	906
R	71	—	187

Total	$21,668	$70,487	$14,837

Administration Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$1,232	$14,466	$1,496
Service	26	216	—
Investor A	15,779	40,554	11,440
Investor B	1,485	5,415	808
Investor C	1,146	9,836	906
R	71	—	187

Total	$19,739	$70,487	$14,837

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

Service and Distribution Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Service	$378	$2,162	—
Investor A	164,839	400,619	$113,897
Investor B	58,991	215,936	31,763
Investor C	46,306	392,966	35,518
R	1,426	—	3,732

Total	$271,940	$1,011,683	$184,910

Transfer Agent Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$20,638	$100,867	$58,309
Service	664	1,214	—
Investor A	320,551	578,828	230,282
Investor B	44,639	94,224	22,222
Investor C	23,195	169,386	21,365
R	1,509	—	6,264

Total	$411,196	$944,519	$338,442

Transfer Agent Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$290	—	—
Service	18	$62)	—
Investor A	34,804	—	—
Investor B	—	—	—
Investor C	1,450	—	—
R	5	—	$16

Total	$36,567	$62	$16

Transfer Agent Fees Reimbursed
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$2,909	$100,678	$51,437
Service	309	626	—
Investor A	72,731	475,412	176,821
Investor B	25,216	80,810	17,952
Investor C	6,816	145,943	16,529
R	1,251	—	5,174

Total	$109,232	$803,469	$267,913

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Mid-Cap Growth Equity	$157,137	$113,595	$76,309
Mid-Cap Value Equity	1,831,805	1,878,537	284,048
Small/Mid-Cap Growth	477,871	413,315	88,919

For the three months ended December 31, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned commissions on transactions of securities as follows:

Mid-Cap Value Equity	$127,813

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Mid-Cap Growth Equity	$1,908
Mid-Cap Value Equity	3,498
Small/Mid-Cap Growth	964

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B and C Shares:

	Investor A	Investor B	Investor C
Mid-Cap Growth Equity	$—	$7,592	$1,106
Mid-Cap Value Equity	26,638	31,775	6,656
Small/Mid-Cap Growth	—	7,270	518

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009 was as follows which is included in interest and dividends — affiliated on the Statements of Operations:

Mid-Cap Growth Equity	$1,008
Mid-Cap Value Equity	1,270
Small/Mid-Cap Growth	337

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$40,034,529	$47,938,759
Mid-Cap Value Equity	618,576,156	639,242,555
Small/Mid-Cap Growth	40,184,990	46,534,118

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Notes to Financial Statements (continued)

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

5. Capital Loss Carryforward:

As of September 30, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011
Mid-Cap Growth Equity	$20,673,416	$99,778,499	$16,297,623

6. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	540,726	$3,869,655	1,151,861	$14,981,239
Shares redeemed	(564,583)	(3,990,773)	(4,190,156)	(52,159,710)

Net decrease	(23,857)	$(121,118)	(3,038,295)	$(37,178,471)

Service
Shares sold	3,442	$24,105	4,386	$54,430
Shares redeemed	(7,563)	(50,983)	(13,091)	(158,878)

Net decrease	(4,121)	$(26,878)	(8,705)	$(104,448)

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	751,998	$4,917,341	1,732,544	$20,409,145
Shares redeemed	(1,872,582)	(12,510,257)	(3,091,741)	(36,638,821)

Net decrease	(1,120,584)	$(7,592,916)	(1,359,197)	$(16,229,676)

Investor B
Shares sold	74,020	$443,148	133,076	$1,435,938
Shares redeemed	(637,011)	(3,739,106)	(1,698,317)	(17,945,602)

Net decrease	(562,991)	$(3,295,958)	(1,565,241)	$(16,509,664)

Investor C
Shares sold	103,442	$614,498	193,942	$2,062,581
Shares redeemed	(254,696)	(1,529,058)	(347,584)	(3,707,473)

Net decrease	(151,254)	$(914,560)	(153,642)	$(1,644,892)

R
Shares sold	31,246	$209,621	116,909	$1,398,648
Shares redeemed	(20,594)	(139,373)	(43,304)	(480,754)

Net increase	10,652	$70,248	73,605	$917,894

Mid-Cap Value Equity
Institutional
Shares sold	6,643,816	$48,052,986	8,752,224	$103,036,657
Shares issued in reinvestment of dividends and distributions	145,437	994,775	1,138,852	13,745,952

Total issued	6,789,253	49,047,761	9,891,076	116,782,609
Shares redeemed	(3,805,589)	(25,953,451)	(5,001,036)	(60,377,528)

Net increase	2,983,664	$23,094,310	4,890,040	$56,405,081

Service
Shares sold	12,162	$85,096	40,136	$472,967
Shares issued in reinvestment of dividends and distributions	2,305	15,491	31,430	374,020

Total issued	14,467	100,587	71,566	846,987
Shares redeemed	(10,642)	(71,023)	(85,690)	(1,062,724)

Net increase (decrease)	3,825	$29,564	(14,124)	$(215,737)

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Mid-Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	7,929,773	$54,007,110	16,797,599	$192,499,463
Shares issued in reinvestment of dividends and distributions	430,418	2,857,964	6,308,452	74,187,436

Total issued	8,360,191	56,865,074	23,106,051	266,686,899
Shares redeemed	(10,668,622)	(72,317,686)	(20,326,790)	(231,569,629)

Net increase (decrease)	(2,308,431)	$(15,452,612)	2,779,261	$35,117,270

Investor B
Shares sold	101,529	$628,760	289,786	$3,122,722
Shares issued in reinvestment of dividends and distributions	56,009	339,972	1,233,901	13,350,825

Total issued	157,538	968,732	1,523,687	16,473,547
Shares redeemed	(1,608,412)	(9,829,671)	(3,135,066)	(33,019,875)

Net decrease	(1,450,874)	$(8,860,939)	(1,611,379)	$(16,546,328)

Investor C
Shares sold	1,135,522	$7,124,939	2,382,590	$25,347,779
Shares issued in reinvestment of dividends and distributions	101,409	613,484	1,839,018	19,843,040

Total issued	1,236,931	7,738,423	4,221,608	45,190,819
Shares redeemed	(2,595,703)	(16,025,319)	(4,270,696)	(45,189,018)

Net increase (decrease)	(1,358,772)	$(8,286,896)	(49,088)	$1,801

Small/Mid-Cap Growth
Institutional
Shares sold	386,432	$3,093,188	381,949	$5,685,288
Shares issued in reinvestment of dividends and distributions	3,062	23,788	242,216	3,611,440

Total issued	389,494	3,116,976	624,165	9,296,728
Shares redeemed	(334,839)	(2,651,806)	(661,695)	(10,305,119)

Net increase (decrease)	54,655	$465,170	(37,530)	$(1,008,391)

Investor A
Shares sold	1,682,381	$12,825,098	3,211,416	$44,154,763
Shares issued in reinvestment of dividends and distributions	18,736	136,024	2,499,681	34,895,558

Total issued	1,701,117	12,961,122	5,711,097	79,050,321
Shares redeemed	(2,517,967)	(19,128,556)	(5,887,993)	(77,983,235)

Net increase (decrease)	(816,850)	$(6,167,434)	(176,896)	$1,067,086

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Small/Mid-Cap Growth (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	35,271	$225,964	54,581	$640,182
Shares issued in reinvestment of dividends and distributions	—	—	281,240	3,369,265

Total issued	35,271	225,964	335,821	4,009,447
Shares redeemed	(252,261)	(1,637,660)	(622,199)	(7,246,568)

Net decrease	(216,990)	$(1,411,696)	(286,378)	$(3,237,121)

Investor C
Shares sold	107,014	$690,838	246,547	$2,833,038
Shares issued in reinvestment of dividends and distributions	—	—	231,789	2,781,470

Total issued	107,014	690,838	478,336	5,614,508
Shares redeemed	(282,942)	(1,885,202)	(392,905)	(4,547,481)

Net increase (decrease)	(175,928)	$(1,194,364)	85,431	$1,067,027

R
Shares sold	79,213	$599,451	132,367	$1,779,872
Shares issued in reinvestment of dividends and distributions	166	1,194	16,009	221,879

Total issued	79,379	600,645	148,376	2,001,751
Shares redeemed	(24,044)	(176,224)	(36,514)	(482,161)

Net increase	55,335	$424,421	111,862	$1,519,590

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Member of the Audit Committee and Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Member of the Audit Committee and Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

SEMI-ANNUAL REPORT	MARCH 31, 2009	41

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

42	SEMI-ANNUAL REPORT	MARCH 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	MARCH 31, 2009	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY4-3/09-SAR

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock FundsSM
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock U.S. Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters – even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Global Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark S&P Global Broad Market Index (BMI) for the six-month period.

What factors influenced performance?

•

The Portfolio benefited from both stock selection and sector allocation decisions. Stock selection proved most favorable in the financials, healthcare and materials sectors. Despite financials being the worst-performing sector on an absolute return basis, it was a strong contributor to the Portfolio’s relative strength versus the benchmark over the past six months. This was due in part to the Portfolio’s underweight in real estate stocks and strong stock selection within the diversified banks and property casualty & insurance sub-industries. Other meaningful contributors included an overweight in healthcare, favorable positioning among biotechnology and pharmaceutical companies, and an overweight exposure to gold mining stocks within the materials sector.

•

Notable weakness came from the energy sector due to an underweight in integrated oil companies, which were more defensive in a declining commodity price environment, and worse-than-benchmark performance amongst the Portfolio’s oil & gas drilling holdings. Other sources of relative weakness could be attributable to an underweight and stock selection within the telecommunication services and utilities sectors and underperformance of the Portfolio’s food, beverage and tobacco positions.

Describe recent Portfolio activity.

•

During the first half of the reporting period, Portfolio activity focused primarily on maintaining a quality bias, with overweights to defensive sectors such as healthcare and consumer staples. While we believe it is still too early to call a definitive turn in the markets, we have been adding back cyclical risks over the past several months, while taking profits in defensive names. As a result, allocations have shifted more recently back into the information technology (IT), energy, financials and materials sectors. Within the developed markets, we added exposure to Japan while trimming allocations to Europe. We also slightly increased exposure to emerging markets, primarily within the Asia Pacific region.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the benchmark in energy, financials, consumer discretionary and IT, and underweight in healthcare, consumer staples, materials, industrials, telecommunication services and utilities.

•

As earnings visibility remains poor, it is our intention at this time to generate alpha primarily through individual stock picking and sound risk management practices. We believe it is risk appropriate to have a relatively balanced portfolio that is neither too aggressively nor too defensively positioned. This is reflected in our active sector bets, as most of them are within approximately 200 basis points (2.00%) of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Samsung Electronics Co. Ltd.	2%
Wyeth	2
Roche Holding AG - ADR	1
Pfizer, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1
QUALCOMM, Inc.	1
Medco Health Solutions, Inc.	1
Toyota Motor Corp.	1
Amgen, Inc.	1
Bharti Tele-Ventures Ltd.	1

Geographic Allocation	Percent of Long-Term Investments
United States	46%
Japan	8
United Kingdom	7
Canada	5
France	4
Taiwan	3
Switzerland	2
Germany	2
China	2
Norway	2
Australia	2
Singapore	2
Spain	2
South Korea	2
India	1
South Africa	1
Hong Kong	1
Italy	1
Sweden	1
Austria	1
Belgium	1
Brazil	1
Mexico	1
Luxembourg	1
Netherlands	1

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the US. The Portfolio may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Portfolio may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

3	The all-encompassing S&P Global index is known as the S&P Global Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		From Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(29.67)%	(39.92)%	N/A	(8.94)%	N/A
Investor A	(29.94)	(40.24)	(43.36)%	(9.27)	(10.80)%
Investor B	(30.52)	(41.02)	(43.67)	(10.06)	(10.88)
Investor C	(30.55)	(41.06)	(41.64)	(10.08)	(10.08)
S&P Global Broad Market Index (BMI)	(30.96)	(43.24)	N/A	(11.99)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$703.30	$5.73	$1,000.00	$1,018.18	$6.82
Investor A	$1,000.00	$700.60	$7.00	$1,000.00	$1,016.67	$8.33
Investor B	$1,000.00	$694.80	$10.14	$1,000.00	$1,012.88	$12.12
Investor C	$1,000.00	$694.50	$10.14	$1,000.00	$1,012.88	$12.12

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.35% for Institutional, 1.65% for Investor A, 2.40% for Investor B and 2.40% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Health Sciences Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the broad-market S&P 500 Index and its sector benchmarks, the Lipper Health/Biotechnology Funds Index and the Russell 3000 Health Care Index, for the six-month period.

What factors influenced performance?

•

Both stock selection and sub-sector allocation decisions contributed positively to relative return comparisons over the past six months. Selection was strongest within the medical equipment & supplies sub-sector as stocks like DiaSorin S.p.A., Boston Scientific Corp., and Sonova Holding AG posted double-digit returns. We also had good selection in the healthcare distributors and life sciences tools & services sub-industries. While an overweight in biotechnology was mainly the result of finding attractive opportunities at the individual company level, the group outperformed the benchmark and was a source of relative strength from the sub-sector allocation perspective.

•

The greatest source of weakness on a relative basis, but strongest absolute performer, was the pharmaceutical sub-sector. An underweight compared with the large benchmark exposure hindered results in an environment when investors tended to favor its defensive qualities; selection within the group also detracted somewhat. While we owned shares in Bristol-Myers Squibb Co., Merck & Co. and Abbott Laboratories, underweights to their benchmark weights hurt relative returns. Outside of pharmaceuticals, relative weakness came from stock selection within biotechnology, an overweight exposure to medical devices & supplies, and selection with the healthcare supplies sub-industry, most notably a position in Alcon.

Describe recent Portfolio activity.

•

From an industry standpoint, exposure to biotechnology declined as we trimmed some of the Portfolio’s larger holdings. We also reduced the Portfolio’s allocation to medical devices & supplies after cutting the size of several healthcare equipment positions. The proceeds from these sales have since been redeployed into life sciences tools & services companies, as well as small additions among managed care and healthcare services names. Similarly, pharmaceuticals exposure has increased as a result of additions to large caps such as Abbott Laboratories, Merck, Pfizer and Wyeth.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was slightly overweight relative to the Russell 3000 Health Care Index in biotechnology, medical devices & supplies and healthcare services. Conversely, despite recent additions, the Portfolio remains underweight in pharmaceuticals, which make up nearly half the weight of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Wyeth	7%
Amgen, Inc.	6
Medco Health Solutions, Inc.	4
Gilead Sciences, Inc.	4
Becton, Dickinson & Co.	4
Abbott Laboratories	4
CVS Caremark Corp.	4
Johnson & Johnson	4
Pfizer, Inc.	3
Alcon, Inc.	3

Industry Representation	Percent of Long-Term Investments
Pharmaceuticals	31%
Health Care Equipment & Supplies	24
Health Care Providers & Services	19
Biotechnology	18
Life Sciences Tools & Services	4
Food & Staples Retailing	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in securities of companies in health sciences and related industries.

3	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

5	An unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

6	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[7]
		1 Year		5 Years		From Inception[8]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(17.63)%	(14.97)%	N/A	5.26%	N/A	12.65%	N/A
Service	(17.79)	(15.32)	N/A	4.97	N/A	12.35	N/A
Investor A	(17.80)	(15.34)	(19.77)%	4.91	3.79%	12.32	11.67%
Investor B	(18.13)	(15.99)	(19.40)	4.10	3.77	11.56	11.56
Investor C	(18.09)	(15.88)	(16.64)	4.18	4.18	11.54	11.54
S&P 500 Index	(30.54)	(38.09)	N/A	(4.77)	N/A	(4.45)	N/A
Lipper Health/Biotechnology Funds Index	(20.53)	(18.69)	N/A	(0.35)	N/A	3.40	N/A
Russell 3000 Health Care Index	(19.97)	(20.13)	N/A	(2.67)	N/A	0.20	N/A

7	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on December 21, 1999.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[9]
Institutional	$1,000.00	$823.70	$4.68	$1,000.00	$1,019.80	$5.20
Service	$1,000.00	$822.10	$6.31	$1,000.00	$1,017.98	$7.02
Investor A	$1,000.00	$822.00	$6.45	$1,000.00	$1,017.83	$7.17
Investor B	$1,000.00	$818.70	$10.02	$1,000.00	$1,013.84	$11.16
Investor C	$1,000.00	$819.10	$9.57	$1,000.00	$1,014.35	$10.65

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.39% for Service, 1.42% for Investor A, 2.21% for Investor B and 2.11% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	International Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark S&P Global Ex-U.S. Broad Market Index (BMI) for the six-month period.

What factors influenced performance?

•

Strong stock selection benefited the Portfolio, led by results within the financials, materials and industrials sectors. Despite financials being the worst-performing sector on an absolute return basis, it was the strongest contributor to the Portfolio’s relative strength versus the benchmark over the past six months. This was due mainly to an underweight in and good selection among banks, in combination with strong stock selection within the investment-banking & brokerage and property casualty & insurance sub-industries. Positive allocation effects and performance within the materials sector that far outpaced benchmark comparisons was also a large source of alpha. This was due in part to an overweight in gold and good results within the diversified metals & mining sub-industry.

•

By contrast, allocation decisions detracted overall. Notable weakness came from the energy sector, due to an underweight in integrated oil companies, which were more defensive in a declining commodity price environment, and overall steeper declines in the Portfolio’s holdings than those represented by the benchmark. Further weakness was attributed to underweights in the information technology (IT) and telecommunication services sectors.

Describe recent Portfolio activity.

•

While we believe it is still too early to call a definitive turn in the markets, we have been adding back cyclical areas of the market over the past several months, while taking profits in higher quality, defensive names. As a result, sector weighting has shifted away from areas like utilities and consumer staples, and into the likes of IT, energy and materials. Geographically, we added Asian exposure, including within Japan and the developing markets. Sources of these funds came from Eastern Europe and the Portfolio’s cash position.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was overweight relative to the benchmark in energy, financials, consumer discretionary and materials, and underweight in utilities, healthcare, IT, consumer staples and industrials.

•

As earnings visibility remains poor, it is our intention at this time to generate alpha primarily through individual stock picking and sound risk management practices. We believe it is risk appropriate to have a relatively balanced portfolio that is neither too aggressively nor too defensively positioned. This is reflected in our active sector bets, as most of them are within approximately 200 basis points (2.00%) of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Samsung Electronics Co. Ltd.	2%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1
Eldorado Gold Corp.	1
Rhoen Klinikum AG	1
Total SA	1
Vodafone Group Plc	1
Nestle SA	1
Toyota Motor Corp.	1
Industrial & Commercial Bank of China - Class H - ADR	1
China Construction Bank Corp. - Class H	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	18%
Japan	14
Germany	8
Canada	8
France	6
Taiwan	5
Switzerland	4
Hong Kong	4
China	3
Brazil	3
Australia	3
Spain	2
Netherlands	2
Italy	2
South Korea	2
Norway	2
India	2
Luxembourg	2
Thailand	1
Singapore	1
South Africa	1
Austria	1
Sweden	1
Papua New Guinea	1
Philippines	1
Belgium	1
Mexico	1
Israel	1

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

International Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization.

3	S&P Global Ex-U.S. Broad Market Index (BMI) is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the US. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(28.86)%	(46.71)%	N/A	4.09%	N/A	13.40%	N/A
Service	(28.97)	(46.88)	N/A	3.78	N/A	13.03	N/A
Investor A	(28.99)	(46.90)	(49.69)%	3.74	2.63%	12.95	12.34%
Investor B	(29.29)	(47.32)	(49.69)	2.93	2.64	12.28	12.28
Investor C	(29.26)	(47.30)	(47.83)	2.96	2.96	12.12	12.12
S&P Global Ex-US Broad Market Index (BMI)	(30.42)	(46.59)	N/A	(0.17)	N/A	1.55	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$711.40	$6.02	$1,000.00	$1,017.88	$7.12
Service	$1,000.00	$710.30	$7.46	$1,000.00	$1,016.16	$8.84
Investor A	$1,000.00	$710.10	$7.67	$1,000.00	$1,015.91	$9.09
Investor B	$1,000.00	$707.10	$11.19	$1,000.00	$1,011.72	$13.28
Investor C	$1,000.00	$707.40	$10.98	$1,000.00	$1,011.97	$13.03

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.41% for Institutional, 1.75% for Service, 1.80% for Investor A, 2.63% for Investor B and 2.58% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

Portfolio Summary as of March 31, 2009	Science & Technology Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Service and Investor A shares outperformed the benchmark NYSE Arca Tech 100 Index for the six-month period. The Portfolio’s Class R shares performed in line with the index, while Investor B and Investor C shares lagged the index.

What factors influenced performance?

•

Allocation decisions benefited return comparisons over the reporting period. Within the information technology (IT) segment of the portfolio, overweights in semiconductors and systems software and underweights in application software were sources of relative strength. Outside of IT, allocation effects were also positive for the healthcare, telecommunication services and industrials sectors. Security selection within the IT sector was also positive. In particular, positioning within semiconductors, application software and office electronics boosted comparisons relative to the benchmark. Names like Taiwan Semiconductor Manufacturing, NetLogic Microsystems Inc. and National Semiconductor Corp. all fell substantially less than their peers.

•

Sources of relative weakness were most prominently the result of weaker selection effects within the healthcare and industrials sectors. Within healthcare, the Portfolio’s positioning in biotechnology was the largest detractor from comparative results, most notably due to exposure to Celera Corp. (-50.61%). Additionally, weaker results were found within the internet software & services (specifically Baidu, Digital River and SINA) and computer hardware (namely an underweight in Apple and overweight in Hewlett-Packard) sub-industries.

Describe recent Portfolio activity.

•

During the six months, we added to the Portfolio’s IT exposure, primarily within the semiconductors sub-industry. Conversely, within healthcare, the Portfolio’s weight in biotechnology decreased as names like Genentech and Genzyme Corp. were eliminated. Outside of IT and healthcare, we reduced exposure to industrials holdings, finishing the period with a minimal weight in the sector.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio maintained an active overweight in the IT sector given our intentions to add back more cyclical risks over the past several months, at the expense of underweighting healthcare. The semiconductors sub-industry represents the largest overweight within IT, with nearly twice the weighting of the benchmark. Conversely, smaller underweights relative to the benchmark are held across the computer hardware, data processing & outsourced services and application software sub-industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	4%
International Business Machines Corp.	4
QUALCOMM, Inc.	4
Amgen, Inc.	3
Applied Materials, Inc.	3
Intel Corp.	2
Cisco Systems, Inc.	2
Oracle Corp.	2
Medtronic, Inc.	2
McAfee, Inc.	2

Industry Representation	Percent of Long-Term Investments
Semiconductors & Semiconductor Equipment	24%
Software	19
Computers & Peripherals	12
Communications Equipment	11
Internet Software & Services	9
Biotechnology	6
Health Care Equipment & Supplies	6
Diversified Telecommunication Services	3
Electronic Equipment, Instruments & Components	2
Pharmaceuticals	2
Aerospace & Defense	1
Wireless Telecommunication Services	1
Office Electronics	1
IT Services	1
Food & Staples Retailing	1
Internet & Catalog Retail	1

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest primarily in equity securities of US and non-US companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

3	A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year		5 Years		From Inception[6]
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(21.20)%	(29.12)%	N/A	(2.59)%	N/A	(6.51)%	N/A
Service	(21.32)	(29.33)	N/A	(2.91)	N/A	(6.80)	N/A
Investor A	(21.40)	(29.47)	(33.21)%	(2.97)	(4.01)%	(6.92)	(7.48)%
Investor B	(21.75)	(30.07)	(33.22)	(3.79)	(4.18)	(7.58)	(7.58)
Investor C	(21.62)	(29.97)	(30.67)	(3.79)	(3.79)	(7.66)	(7.66)
R	(21.52)	(29.76)	N/A	(3.36)	N/A	(7.25)	N/A
NYSE Arca Tech 100 Index	(21.54)	(26.43)	N/A	(2.51)	N/A	(5.21)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on May 15, 2000.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$788.00	$6.02	$1,000.00	$1,018.18	$6.82
Service	$1,000.00	$786.80	$7.71	$1,000.00	$1,016.27	$8.73
Investor A	$1,000.00	$786.00	$7.79	$1,000.00	$1,016.16	$8.84
Investor B	$1,000.00	$782.50	$11.78	$1,000.00	$1,011.62	$13.38
Investor C	$1,000.00	$783.80	$11.79	$1,000.00	$1,011.62	$13.38
R	$1,000.00	$784.80	$9.48	$1,000.00	$1,014.25	$10.75

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.35% for Institutional, 1.73% for Service, 1.75% for Investor A, 2.65% for Investor B, 2.65% for Investor C and 2.13% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

Portfolio Summary as of March 31, 2009	U.S. Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	As part of a broader rebranding of its indices, Standard & Poor’s changed the name of the S&P Citigroup Extended Market Index (EMI) US to the S&P US MidSmall Cap Index, effective October 1, 2008.

•	The Portfolio outperformed the benchmark S&P US MidSmall Cap Index for the six-month period.

What factors influenced performance?

•

The Portfolio benefited from strong stock selection, led by results within the information technology (IT), consumer discretionary and financials sectors. Our positioning within and decision to overweight the semiconductors sub-industry within IT was a meaningful source of alpha. As well, despite financials being the second worst-performing sector on an absolute return basis, it was a strong contributor to the Portfolio’s relative strength over the past six months. This was due to our favorable allocations to banks during the period, underweight in real estate and strong stock selection within the asset management and investment-banking sub-industries.

•

While allocation effects were mixed overall, weaker results could be found within the energy, IT and utilities sector. Within energy, our decision to overweight the coal & consumable fuels as well as the oil & gas exploration & production sub-industries, were a drag on results as the commodities complex remained under pressure for most of the time period. Names like Arch Coal Inc., Chesapeake Energy Corp. and Forest Oil Corp. all fell substantially due to deteriorating supply/demand fundamentals and investor risk-aversion. Relative return comparisons were also hurt by underweights in consumer staples, utilities and IT, which held up better than the overall market.

Describe recent Portfolio activity.

•

While we believe it is still too early to call a definitive turn in the markets, we have been adding back cyclical risks over the past several months while taking profits in high quality, defensive names. As a result, allocations have shifted away from areas like utilities and consumer staples, while into the likes of IT, financials, consumer discretionary and materials.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio was overweight relative to the benchmark in energy and financials, and underweight in utilities, consumer staples, healthcare, consumer discretionary and industrials.

•

As earnings visibility remains poor, it is our intention at this time to generate alpha primarily through individual stock picking and sound risk management practices. We believe it is risk appropriate to have a relatively balanced portfolio that is neither too aggressively nor too defensively positioned. This is reflected in our active sector bets, as most of them are within approximately 200 basis points (2.00%) of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
DaVita, Inc.	2%
AmerisourceBergen Corp.	1
Liberty Media Corp. - Entertainment - Series A	1
Beckman Coulter, Inc.	1
Crown Holdings, Inc.	1
Sybase, Inc.	1
Xcel Energy, Inc.	1
Airgas, Inc.	1
Vertex Pharmaceuticals, Inc.	1
PMC-Sierra, Inc.	1

Sectors	Percent of Long-Term Investments
Financials	19%
Information Technology	18
Consumer Discretionary	15
Industrials	13
Health Care	11
Energy	8
Materials	6
Consumer Staples	5
Utilities	3
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

3	An unmanaged index comprised of smaller-capitalization US stocks representing the bottom 30% of available market capital, with a minimum market capitalization of at least $100 million.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(28.35)%	(33.92)%	N/A	2.25%	N/A	8.29%	N/A
Service	(28.52)	(34.22)	N/A	1.88	N/A	7.90	N/A
Investor A	(28.56)	(34.25)	(37.69)%	1.81	0.72%	7.80	7.22%
Investor B	(28.75)	(34.71)	(37.64)	1.06	0.68	7.17	7.17
Investor C	(28.78)	(34.70)	(35.35)	1.06	1.06	7.01	7.01
S&P US Mid Small Cap Index	(35.50)	(40.81)	N/A	(4.49)	N/A	3.05	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$716.50	$4.28	$1,000.00	$1,019.95	$5.05
Service	$1,000.00	$714.80	$6.20	$1,000.00	$1,017.68	$7.32
Investor A	$1,000.00	$714.40	$6.50	$1,000.00	$1,017.33	$7.67
Investor B	$1,000.00	$712.50	$9.61	$1,000.00	$1,013.64	$11.36
Investor C	$1,000.00	$712.20	$9.60	$1,000.00	$1,013.64	$11.36

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.00% for Institutional, 1.45% for Service, 1.52% for Investor A, 2.25% for Investor B and 2.25% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

About Portfolios’ Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Health Sciences Opportunities Portfolio for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolio on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010.

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including options, futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments March 31, 2009 (Unaudited)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 1.7%
BHP Billiton Ltd.	14,000	$309,417
Commonwealth Bank of Australia	4,500	108,030
Santos Ltd.	26,900	316,612
Westpac Banking Corp. Ltd.	8,500	112,243

		846,302

Austria — 0.7%
OMV AG	10,100	337,886

Belgium — 0.6%
Anheuser-Busch InBev NV	11,600	319,409

Bermuda — 0.3%
IPC Holdings Ltd.	5,800	156,832

Brazil — 0.6%
Banco Bradesco SA - ADR	5,300	52,470
BM&FBOVESPA SA	22,042	66,988
Companhia Energetica de Minas Gerais - CEMIG - ADR	49	724
Itau UniBanco Banco Multiplo SA - ADR	17,950	195,299

		315,481

Canada — 4.7%
Canadian Natural Resources Ltd.	6,700	259,912
EnCana Corp.	7,900	323,318
Imperial Oil Ltd.	8,500	308,772
Kinross Gold Corp.	10,900	198,064
Potash Corp. of Saskatchewan, Inc.	2,400	193,944
Research In Motion Ltd.(a)	3,700	159,359
Royal Bank of Canada	5,000	145,860
Shoppers Drug Mart Corp.	8,600	295,625
Suncor Energy, Inc.	12,500	278,990
Toronto-Dominion Bank - ADR	4,800	165,457

		2,329,301

China — 2.0%
China Construction Bank Corp. - Class H	407,700	231,443
China Railway Construction Corp. Ltd. - Class H(a)	185,500	241,559
Industrial & Commercial Bank of China - Class H - ADR	511,300	265,734
Sina Corp.(a)	10,800	251,100

		989,836

France — 3.8%
AXA SA	6,400	76,816
BNP Paribas SA	4,700	193,906
France Telecom SA	17,500	398,951
Mercialys SA	1,200	34,731
PPR	3,500	224,386
Sanofi-Aventis - ADR	3,200	179,588
Societe Generale	3,400	132,998
Societe Immobiliere de Location pour l’Industrie et le Commerce	700	52,459
Total SA	6,200	306,587
Unibail-Rodamco	500	70,754
Vivendi Universal SA	8,900	235,396

		1,906,572

Germany — 2.4%
Adidas AG	11,800	391,634
Allianz SE	1,400	117,184
Deutsche Boerse AG	3,300	197,987
Fresenius Medical Care AG & Co. KGaA	3,200	124,175
Muenchener Rueckversicherungs-Gesellschaft AG	1,400	170,473
Salzgitter AG	3,400	189,233

		1,190,686

Hong Kong — 1.2%
China Mobile Ltd.	22,000	191,640
China Unicom Hong Kong Ltd.	162,800	169,887
Industrial and Commercial Bank of China (Asia) Ltd.	74,200	78,908
New World Development Co. Ltd.	147,300	147,039

		587,474

India — 1.4%
Bharti Tele-Ventures Ltd.(a)	37,100	459,140
Punjab National Bank Ltd.	31,400	255,411

		714,551

Israel — 0.5%
Teva Pharmaceutical Industries Ltd. - ADR	5,900	265,795

Italy — 0.8%
A2A SpA	130,100	197,529
Assicurazioni Generali SpA	3,800	65,119
Credito Emiliano SpA	16,300	67,032
Intesa Sanpaolo SpA	30,900	84,990

		414,670

Japan — 8.4%
Amada Co. Ltd.	54,900	293,320
Benesse Corp.	4,500	165,762
The Gunma Bank Ltd.	40,300	219,286
Hino Motors Ltd.	134,900	297,512
Honda Motor Co. Ltd	9,800	233,297
ITOCHU Corp.	73,400	362,157
Millea Holdings, Inc.	4,100	100,979
Mitsubishi Electric Corp.	91,300	414,919
Mitsubishi Estate Co. Ltd.	6,000	68,066
Mitsubishi Tokyo Financial Group, Inc.	28,900	142,382
Mitsui Fudosan Co. Ltd.	6,000	65,819
Mizuho Financial Group, Inc.	36,107	70,508
Nintendo Co. Ltd.	800	234,026
Sumitomo Metal Mining Co. Ltd.	39,000	374,967

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of certain securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts	JPY	Japanese Yen
	AUD	Australian Dollar	LLC	Limited Liability Company
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Francs	SEK	Swedish Krona
	CZK	Czechoslovakian Krone	SGD	Singapore Dollar
	DKK	Danish Krone	USD	United States Dollar
	EUR	Euro	ZAR	South African Rand
	GBP	British Pound
	HKD	Hong Kong Dollar

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Japan (concluded)
Sumitomo Mitsui Financial Group, Inc.	2,100	$73,944
Toyo Suisan Kaisha Ltd.	13,800	284,744
Toyota Motor Corp.	14,900	473,282
Yamato Holdings Co. Ltd.	30,700	291,159

		4,166,129

Luxembourg — 0.6%
ArcelorMittal	14,500	295,854

Mexico — 0.6%
Fomento Economico Mexicano SAB de CV - ADR	12,400	312,604

Netherlands — 0.6%
Corio NV	2,000	82,716
Royal Dutch Shell Plc - B Shares	9,300	202,319

		285,035

Norway — 1.9%
Norsk Hydro ASA	99,000	372,525
StatoilHydro ASA	14,700	257,260
Yara International ASA	13,900	303,673

		933,458

Russia — 0.2%
Vimpel-Communications - ADR	16,700	109,218

Singapore — 1.7%
Singapore Airlines Ltd.	37,700	248,627
United Overseas Bank Ltd.	43,600	279,663
Wilmar International Ltd.	145,300	304,029

		832,319

South Africa — 1.2%
Naspers Ltd. - N Shares	23,800	402,710
Telkom SA Ltd.	18,100	201,661

		604,371

South Korea — 1.6%
Samsung Electronics Co. Ltd.	1,900	784,999

Spain — 1.7%
Banco Bilbao Vizcaya Argentaria SA	14,500	117,693
Banco Santander SA	24,800	170,991
Iberdrola Renovables SA(a)	49,400	204,602
Inditex SA	8,500	331,237

		824,523

Sweden — 0.7%
Nordea Bank AB	27,900	138,823
Volvo AB - B Shares	43,500	230,823

		369,646

Switzerland — 2.5%
Credit Suisse Group AG - ADR	3,600	109,613
Nestle SA	13,000	439,197
Roche Holding AG - ADR	3,900	535,275
UBS AG(a)	9,900	92,815
Zurich Financial Services AG	500	79,022

		1,255,922

Taiwan — 2.9%
ASUSTeK Computer, Inc.	292,965	308,906
HTC Corp.	32,810	403,989
Siliconware Precision Industries Co. - ADR	35,900	208,220
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	57,100	511,045

		1,432,160

Thailand — 0.3%
Bangkok Bank Public Co. Ltd. - ADR	57,700	122,082

United Kingdom — 6.8%
AstraZeneca Plc	5,400	191,240
Barclays Plc	47,800	101,485
Bellway Plc	12,800	124,116
BG Group Plc	20,700	312,247
Charter International Plc	57,000	372,569
GlaxoSmithKline Plc	8,600	133,942
HSBC Holdings Plc	34,800	193,751
Imperial Tobacco Group Plc	18,200	408,741
Legal & General Group Plc	95,100	58,552
Man Group Plc	39,700	124,411
Persimmon Plc	25,700	127,032
Standard Chartered Plc	9,900	122,931
Unilever Plc	14,700	277,972
Vodafone Group Plc - ADR	15,900	276,978
WPP Plc	47,400	266,567
Xstrata Plc	47,000	315,274

		3,407,808

United States — 45.4%
Alcoa, Inc.	45,500	333,970
Allergan, Inc.	4,700	224,472
The Allstate Corp.	4,500	86,175
Ameriprise Financial, Inc.	8,600	176,214
Amgen, Inc.(a)	9,300	460,536
Analog Devices, Inc.	21,100	406,597
AON Corp.	5,900	240,838
Applied Materials, Inc.	13,200	141,900
Arch Capital Group Ltd.(a)	1,500	80,790
Arch Coal, Inc.	17,800	237,986
AvalonBay Communities, Inc.	5,973	281,089
Bally Technologies, Inc.(a)	2,800	51,576
Bank of America Corp.	17,200	117,304
Becton, Dickinson & Co.	5,900	396,716
BJ Services Co.	25,600	254,720
Boston Properties, Inc.	2,400	84,072
Bucyrus International, Inc.	13,000	197,340
Campbell Soup Co.	10,400	284,544
Carnival Corp.	5,800	125,280
CBS Corp. - Class B	27,200	104,448
The Charles Schwab Corp.	14,000	217,000
Chesapeake Energy Corp.	9,200	156,952
Chevron Corp.	4,700	316,028
Chipotle Mexican Grill, Inc. - Class A(a)	1,900	126,122
Cisco Systems, Inc.(a)	23,300	390,741
Commerce Bancshares, Inc.	3,170	115,071
Commercial Metals Co.	14,300	165,165
ConocoPhillips	7,800	305,448
CONSOL Energy, Inc.	9,200	232,208
Cummins, Inc.	13,000	330,850
eBay, Inc.(a)	33,100	415,736
Everest Re Group Ltd.	1,800	127,440
FPL Group, Inc.	6,700	339,891
Freeport-McMoRan Copper & Gold, Inc. - Class B	5,100	194,361
The Goldman Sachs Group, Inc.	1,800	190,836

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Google, Inc. - Class A(a)	700	$243,642
GrafTech International Ltd.(a)	29,900	184,184
Halliburton Co.	11,900	184,093
Hess Corp.	3,300	178,860
Hewlett-Packard Co.	6,000	192,360
Hudson City Bancorp, Inc.	15,700	183,533
Intel Corp.	26,000	391,300
IntercontinentalExchange, Inc.(a)	2,100	156,387
International Business Machines Corp.	2,600	251,914
J. Crew Group, Inc.(a)	7,800	102,804
The J.M. Smucker Co.	7,528	280,569
Jacobs Engineering Group, Inc.(a)	4,800	185,568
JetBlue Airways Corp.(a)	57,600	210,240
JPMorgan Chase & Co.	9,000	239,220
KLA-Tencor Corp.	9,600	192,000
Kohl’s Corp.(a)	10,700	452,824
Macy’s, Inc.	16,900	150,410
McDonald’s Corp.	5,100	278,307
Medco Health Solutions, Inc.(a)	11,800	487,812
Medtronic, Inc.(b)	7,400	218,078
MetLife, Inc.	4,200	95,634
Microsoft Corp.	14,100	259,017
Morgan Stanley	6,200	141,174
Murphy Oil Corp.	3,000	134,310
The NASDAQ OMX Group, Inc.(a)	6,000	117,480
Nike, Inc. - Class B	3,700	173,493
Noble Energy, Inc.	3,900	210,132
Northern Trust Corp.	3,000	179,460
Occidental Petroleum Corp.	5,300	294,945
Oracle Corp.	16,400	296,348
Peabody Energy Corp.	10,100	252,904
People’s United Financial, Inc.	11,800	212,046
PetroHawk Energy Corp.(a)	12,500	240,375
Pfizer, Inc.	37,600	512,112
Pride International, Inc.(a)	11,400	204,972
The Procter & Gamble Co.	5,354	252,120
QUALCOMM, Inc.(b)	12,900	501,939
Ralcorp Holdings, Inc.(a)	5,700	307,116
Range Resources Corp.	5,000	205,800
Robert Half International, Inc.	13,800	246,054
Steel Dynamics, Inc.	35,400	311,874
T. Rowe Price Group, Inc.	5,800	167,388
Terex Corp.(a)	19,400	179,450
Texas Instruments, Inc.	7,900	130,429
Timken Co.	14,100	196,836
The Travelers Cos., Inc.	8,700	353,568
TreeHouse Foods, Inc.(a)	10,800	310,932
Trinity Industries, Inc.	18,800	171,832
U.S. Bancorp	9,200	134,412
UMB Financial Corp.	2,800	118,972
Unum Group	4,000	50,000
Urban Outfitters, Inc.(a)	20,000	327,400
Wabtec Corp.	10,000	263,800
Wal-Mart Stores, Inc.	7,200	375,120
The Walt Disney Co.	19,100	346,856
Weatherford International Ltd.(a)	20,700	229,149
WellPoint, Inc.(a)	2,200	83,534
Wells Fargo & Co.	9,000	128,160
Werner Enterprises, Inc.	13,400	202,608
Wyeth	16,600	714,464
Yum! Brands, Inc.	12,500	343,500

		22,652,236

Total Common Stocks — 97.8%		48,763,159

Rights
HSBC Holdings Plc, Expiring 4/03/09(a)	6,500	36,189
Nordea Bank AB, Expiring 4/03/09(a)	291,500	33,337

Total Rights — 0.1%		69,526

Total Long-Term Investments (Cost — $60,330,213) — 97.9%		48,832,685

Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(c)(d) (Cost — $190,812) — 0.4%	190,812	190,812

Total Investments (Cost — $60,521,025*) — 98.3%		49,023,497
Other Assets in Excess of Liabilities — 1.7%		834,514

Net Assets — 100.0%		$49,858,011

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$61,293,546

Gross unrealized appreciation	$677,671
Gross unrealized depreciation	(12,947,720)

Net unrealized depreciation	$(12,270,049)

(a)	Non-income producing security.

(b)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$190,812	**	$1,988
**	Represents net purchase cost.

(d)	Represents current yield as of report date.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,116,000	USD	731,491	Citibank, N.A.	4/15/09	$43,595
CAD	321,000	USD	252,688	Citibank, N.A.	4/15/09	1,918
CHF	350,000	USD	311,343	Citibank, N.A.	4/15/09	(3,770)
CHF	266,000	USD	236,057	Deutsche Bank AG	4/15/09	(2,302)
CHF	99,000	USD	85,939	Citibank, N.A.	4/15/09	1,060

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	1,618,000	USD	284,474	Deutsche Bank AG	4/15/09	$4,004
EUR	372,000	USD	487,751	Citibank, N.A.	4/15/09	6,472
EUR	1,140,000	USD	1,490,934	Deutsche Bank AG	4/15/09	23,619
GBP	1,250,000	USD	1,825,469	Deutsche Bank AG	4/15/09	(31,845)
JPY	60,000,000	USD	678,043	UBS Securities, Inc.	4/15/09	(71,761)
JPY	6,431,000	USD	72,594	Deutsche Bank AG	4/15/09	(7,610)
JPY	17,467,000	USD	182,839	Citibank, N.A.	4/15/09	(6,340)
JPY	5,374,000	USD	60,397	UBS Securities, Inc.	4/15/09	(6,094)
JPY	15,855,000	USD	161,634	Citibank, N.A.	4/15/09	(1,424)
NOK	1,268,000	USD	186,828	Citibank, N.A.	4/15/09	1,721
NOK	571,000	USD	79,403	Citibank, N.A.	4/15/09	5,503
SEK	1,500,000	USD	180,026	Royal Bank of Scotland	4/15/09	2,450
USD	157,017	CAD	200,000	UBS Securities, Inc.	4/15/09	(1,617)
USD	163,572	CAD	200,000	UBS Securities, Inc.	4/15/09	4,939
USD	92,366	EUR	68,000	Citibank, N.A.	4/15/09	2,024
USD	61,359	GBP	44,000	Deutsche Bank AG	4/15/09	(1,776)
USD	144,711	GBP	102,000	Deutsche Bank AG	4/15/09	(1,649)
USD	73,809	GBP	51,000	Barclays Bank, PLC	4/15/09	629
USD	146,069	GBP	101,000	Citibank, N.A.	4/15/09	1,144
USD	347,978	HKD	2,700,000	Goldman Sachs Bank USA	4/15/09	(413)
USD	926,238	NOK	6,695,000	Citibank, N.A.	4/15/09	(69,293)
USD	64,810	SEK	544,000	UBS Securities, Inc.	4/15/09	(1,367)
USD	601,958	SGD	900,000	UBS Securities, Inc.	4/15/09	10,466
CAD	232,000	USD	189,293	Deutsche Bank AG	6/10/09	(5,145)
GBP	70,000	USD	101,082	Deutsche Bank AG	6/10/09	(618)
HKD	4,360,000	USD	562,862	Deutsche Bank AG	6/10/09	(73)
SEK	1,742,000	USD	206,199	Citibank, N.A.	6/10/09	5,819
USD	95,555	AUD	139,000	Citibank, N.A.	6/10/09	(641)
USD	43,107	AUD	62,000	Citibank, N.A.	6/10/09	200
USD	102,409	AUD	147,000	Citibank, N.A.	6/10/09	678
USD	305,492	CAD	387,000	Citibank, N.A.	6/10/09	(1,686)
USD	58,515	CHF	66,000	Citibank, N.A.	6/10/09	442
USD	356,846	EUR	274,000	Citibank, N.A.	6/10/09	(7,221)
USD	137,005	EUR	103,000	Citibank, N.A.	6/10/09	148
USD	80,264	EUR	59,000	Deutsche Bank AG	6/10/09	1,870
USD	266,996	EUR	197,000	Deutsche Bank AG	6/10/09	5,241
USD	324,723	GBP	230,000	Deutsche Bank AG	6/10/09	(5,372)
USD	96,837	GBP	66,000	Citibank, N.A.	6/10/09	2,114
USD	459,791	GBP	317,000	Citibank, N.A.	6/10/09	4,835
USD	290,246	JPY	28,460,000	Citibank, N.A.	6/10/09	2,405
USD	34,407	ZAR	337,000	Deutsche Bank AG	6/10/09	(630)
USD	96,772	ZAR	931,000	Citibank, N.A.	6/10/09	(22)
USD	85,428	ZAR	817,000	Citibank, N.A.	6/10/09	$486

Total						$(94,887)

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
	Assets	Assets	Liabilities
Level 1	$27,353,046	$—	$—
Level 2	21,410,539	133,782	(228,669)
Level 3	259,912	—	—

Total	$49,023,497	$133,782	$(228,669)

***	Other financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument.

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Schedule of Investments (concluded)	Global Opportunities Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$—
Accrued discounts/premiums	—
Realized loss	—
Change in unrealized appreciation/depreciation****	(394,042)
Net purchases	653,954
Transfers in/out of Level 3	—

Balance, as of March 31, 2009	$259,912

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Biotechnology — 17.0%
3Sbio, Inc. - ADR(a)	85,100	$576,127
Alexion Pharmaceuticals, Inc.(a)	455,600	17,157,896
Amgen, Inc.(a)	920,510	45,583,655
Biogen Idec, Inc.(a)	27,100	1,420,582
BioMarin Pharmaceutical, Inc.(a)(b)	472,009	5,829,311
Celera Corp.(a)	974,280	7,433,757
Genzyme Corp.(a)	111,860	6,643,365
Gilead Sciences, Inc.(a)	713,190	33,034,961
Immunogen, Inc.(a)	79,300	563,030
Incyte Corp.(a)	190,400	445,536
Nanosphere, Inc.(a)	84,400	419,468
Pharmasset, Inc.(a)	78,300	768,123
Poniard Pharmaceuticals, Inc.(a)(b)	192,800	412,592
Rigel Pharmaceuticals, Inc.(a)	351,800	2,160,052
Vertex Pharmaceuticals, Inc.(a)	475,520	13,661,690

		136,110,145

Food & Staples Retailing — 3.8%
CVS Caremark Corp.	1,091,280	29,999,287

Health Care Equipment & Supplies — 23.3%
Alcon, Inc.	252,950	22,995,684
Baxter International, Inc.	197,810	10,131,828
Beckman Coulter, Inc.	354,130	18,064,171
Becton, Dickinson & Co.	475,090	31,945,052
Boston Scientific Corp.(a)	2,039,500	16,214,025
Cie Generale d’Optique Essilor International SA	82,708	3,195,635
Covidien Ltd.	298,670	9,927,791
Dexcom, Inc.(a)	179,200	741,888
DiaSorin SpA	229,700	5,137,462
Gen-Probe, Inc.(a)	355,200	16,190,016
Hologic, Inc.(a)	116,700	1,527,603
Immucor, Inc.(a)	404,200	10,165,630
Medtronic, Inc.	617,260	18,190,652
ResMed, Inc.(a)	57,800	2,042,652
ResMed, Inc. - ADR(a)	658,800	2,427,919
Smith & Nephew Plc	308,500	1,920,229
Sonova Holding AG	115,100	6,946,866
St. Jude Medical, Inc.(a)	199,600	7,251,468
West Pharmaceutical Services, Inc.	40,500	1,328,805

		186,345,376

Health Care Providers & Services — 18.6%
AMERIGROUP Corp.(a)	190,300	5,240,862
AmerisourceBergen Corp.	421,880	13,778,601
Centene Corp.(a)	132,000	2,378,640
Coventry Health Care, Inc.(a)	275,500	3,564,970
DaVita, Inc.(a)	522,280	22,954,206
Express Scripts, Inc.(a)	184,110	8,500,359
Fresenius Medical Care AG & Co. KGaA	121,900	4,730,280
Laboratory Corp. of America Holdings(a)	200,000	11,698,000
McKesson Corp.	247,430	8,669,947
Medco Health Solutions, Inc.(a)	835,750	34,549,905
MEDNAX, Inc.(a)	252,300	7,435,281
UnitedHealth Group, Inc.	251,200	5,257,616
VCA Antech, Inc.(a)	170,300	3,840,265
WellPoint, Inc.(a)	426,300	16,186,611

		148,785,543

Life Sciences Tools & Services — 3.9%
Medivation, Inc.(a)(b)	161,400	2,948,778
Millipore Corp.(a)(b)	171,900	9,868,779
Qiagen NV(a)(b)	736,510	11,754,700
Tecan Group AG	63,800	1,704,674
Thermo Fisher Scientific, Inc.(a)	143,200	5,107,944

		31,384,875

Pharmaceuticals — 30.6%
Abbott Laboratories	653,090	31,152,393
Allergan, Inc.	297,300	14,199,048
ARYx Therapeutics, Inc.(a)	122,000	414,800
Auxilium Pharmaceuticals, Inc.(a)(b)	297,600	8,249,472
BioForm Medical, Inc.(a)	79,600	97,112
Bristol-Myers Squibb Co.	387,600	8,496,192
Johnson & Johnson	518,840	27,290,984
Merck & Co., Inc.	853,700	22,836,475
Novartis AG - ADR	142,240	5,380,939
Optimer Pharmaceuticals, Inc.(a)(b)	48,800	643,672
Pfizer, Inc.	1,840,940	25,073,603
Roche Holding AG - ADR	153,500	21,067,898
Sanofi-Aventis - ADR	164,900	9,254,400
Teva Pharmaceutical Industries Ltd. - ADR	389,060	17,527,153
Wyeth	1,215,132	52,299,281

		243,983,422

Total Long-Term Investments (Cost — $819,170,354) — 97.2%		776,608,648

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(c)(d)	11,044,114	11,044,114
BlackRock Liquidity Series, LLC Money Market Series, 1.17%(c)(d)(e)	17,354,250	17,354,250

Total Short-Term Securities (Cost — $28,398,364) — 3.6%		28,398,364

Total Investments Before Outstanding Options Written (Cost — $847,568,718*) — 100.8%		805,007,012

	Contracts
Options Written
Exchange-Traded Call Options Written
Amgen, Inc., Strike Price $55, Expires 4/18/09	(920)	(23,460)

Exchange-Traded Put Options Written
Merck & Co., Inc., Strike Price $25, Expires 4/18/09	(770)	(38,500)

Total Options Written (Premiums Received — $153,339) — (0.0)%		(61,960)

Total Investments Net of Outstanding Options Written — 100.8%		804,945,052
Liabilities in Excess of Other Assets — (0.8)%		(6,167,553)

Net Assets — 100.0%		$798,777,499

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$845,790,530

Gross unrealized appreciation	$38,805,078
Gross unrealized depreciation	(79,588,596)

Net unrealized depreciation	$(40,783,518)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents current yield as of report date.

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Schedule of Investments (concluded)	Health Sciences Opportunities Portfolio

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$(18,955,886	)**	$304,363
BlackRock Liquidity Series, LLC Money Market Series	$(60,807,850	)**	$104,546
**	Represents net sales cost.

(e)	Security purchased with the cash proceeds from securities loans.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	4,307,000	USD	3,822,176	Deutsche Bank AG	4/15/09	$(37,276)
CHF	1,696,000	USD	1,471,107	Deutsche Bank AG	4/15/09	19,301
CHF	2,649,000	USD	2,277,765	Citibank, N.A.	4/15/09	50,119
CHF	11,037,000	USD	9,399,911	UBS Securities, Inc.	4/15/09	299,169
EUR	3,833,000	USD	4,985,575	Citibank, N.A.	4/15/09	106,779
GBP	1,578,000	USD	2,221,966	Deutsche Bank AG	4/15/09	42,306
USD	79,010	AUD	120,000	Citibank, N.A.	4/15/09	(4,333)
USD	2,050,371	CHF	2,396,000	Citibank, N.A.	4/15/09	(55,183)
USD	44,189,773	CHF	49,645,000	UBS Securities, Inc.	4/15/09	562,807
USD	23,065,475	EUR	17,664,000	UBS Securities, Inc.	4/15/09	(402,135)
USD	1,624,869	EUR	1,253,000	Citibank, N.A.	4/15/09	(39,811)
USD	2,198,833	EUR	1,660,000	Deutsche Bank AG	4/15/09	(6,570)
USD	161,776	GBP	116,000	Citibank, N.A.	4/15/09	(4,673)
USD	475,098	GBP	330,000	UBS Securities, Inc.	4/15/09	1,581
USD	5,000,863	GBP	3,426,000	UBS Securities, Inc.	4/15/09	84,898
GBP	1,817,000	USD	2,601,882	Citibank, N.A.	6/10/09	5,331
USD	1,626,474	AUD	2,492,000	Citibank, N.A.	6/10/09	(98,121)
USD	964,876	EUR	725,000	Citibank, N.A.	6/10/09	1,562

Total						$525,751

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$751,049,568	$—	$(61,960)
Level 2	53,957,444	1,173,853	(648,102)
Level 3	—	—	—

Total	$805,007,012	$1,173,853	$(710,062)

***	Other financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at market value.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 2.9%
BHP Billiton Ltd.	214,900	$4,749,559
Commonwealth Bank of Australia	111,500	2,676,739
National Australia Bank Ltd.	129,600	1,809,135
Santos Ltd.	448,700	5,281,174
Westpac Banking Corp. Ltd.	208,300	2,750,611
Woodside Petroleum Ltd.	134,700	3,587,893
WorleyParsons Ltd.	288,200	3,631,990

		24,487,101

Austria — 0.7%
OMV AG	178,900	5,984,930

Belgium — 0.5%
Anheuser-Busch InBev NV	167,100	4,601,144

Brazil — 3.0%
Banco Bradesco SA - ADR	230,400	2,296,303
Banco Itau Holding Financeira SA - ADR	156,100	1,722,668
BM&FBOVESPA SA	422,700	1,284,636
Companhia Energetica de Minas Gerais - CEMIG - ADR(a)	248,564	3,673,776
Gerdau SA - ADR	751,900	4,112,893
Petroleo Brasileiro SA - ADR	194,700	5,932,509
Tele Norte Leste Participacoes SA - ADR	285,000	3,944,400
Usinas Siderurgicas de Minas Gerais SA, Class A - Preference Shares	163,900	2,079,352

		25,046,537

Canada — 7.2%
Addax Petroleum Corp.	117,100	2,535,557
Bank of Nova Scotia	84,700	2,087,269
Canadian Natural Resources Ltd.	109,400	4,243,936
Eldorado Gold Corp.(b)	941,800	8,515,641
EnCana Corp.	117,100	4,792,481
Imperial Oil Ltd.	119,000	4,322,811
Kinross Gold Corp.	176,000	3,198,096
Potash Corp. of Saskatchewan, Inc.	38,900	3,143,509
Research In Motion Ltd.(b)	72,500	3,122,575
Royal Bank of Canada	111,900	3,264,342
Shoppers Drug Mart Corp.	116,200	3,994,375
Suncor Energy, Inc.	188,500	4,207,162
Talisman Energy, Inc.	539,600	5,713,563
Teck Cominco Ltd. - Class B	831,600	4,650,047
Toronto-Dominion Bank - ADR	96,400	3,322,925

		61,114,289

China — 3.1%
China Construction Bank Corp. - Class H	12,313,700	6,990,231
China Life Insurance Co. Ltd. - Class H	751,100	2,470,377
China Railway Construction Corp. Ltd. - Class H(b)	2,523,800	3,286,508
Industrial & Commercial Bank of China - Class H - ADR	14,376,900	7,471,990
PetroChina Co. Ltd. - ADR	71,500	5,698,550

		25,917,656

Denmark — 0.4%
TrygVesta AS	70,500	3,567,304

Finland — 0.4%
Outokumpu Oyj - Series B	334,100	3,614,796

France — 5.8%
AXA SA	104,600	1,255,459
BNP Paribas SA	77,200	3,185,012
Compagnie Generale des Etablissements Michelin - Class B	81,300	3,013,343
Credit Agricole SA	111,800	1,233,558
France Telecom SA	162,900	3,713,665
Gaz de France	139,500	4,784,106
Mercialys SA	57,000	1,649,724
PPR	47,100	3,019,600
Sanofi-Aventis - ADR	105,300	5,909,571
Societe Generale	68,000	2,659,953
Societe Immobiliere de Location pour l’Industrie et le Commerce	10,300	771,901
Sodexo	83,400	3,798,877
Technip SA	90,600	3,193,796
Total SA	162,000	8,010,823
Unibail-Rodamco	16,600	2,349,022

		48,548,410

Germany — 7.3%
Adidas AG	154,200	5,117,799
Allianz SE	33,100	2,770,561
Deutsche Bank AG	52,600	2,106,959
Deutsche Boerse AG	37,700	2,261,852
Deutsche Post AG	339,500	3,658,176
Deutsche Telekom AG	543,300	6,729,322
Fresenius Medical Care AG & Co. KGaA	78,000	3,026,758
Gerry Weber International AG	182,282	3,725,559
MAN AG	114,900	4,987,474
Muenchener Rueckversicherungs-Gesellschaft AG	18,000	2,191,794
Rhoen Klinikum AG	435,900	8,084,379
RWE AG	69,200	4,846,124
Salzgitter AG	50,100	2,788,413
SGL Carbon AG(b)	215,800	5,136,315
Siemens AG	77,200	4,407,328

		61,838,813

Hong Kong — 3.5%
China Mobile Ltd.	288,600	2,513,970
China Unicom Hong Kong Ltd.	2,147,500	2,240,983
CNOOC Ltd. - ADR	56,000	5,633,600
Hong Kong Exchanges & Clearing Ltd.	328,700	3,102,093
Huabao International Holdings Ltd.	7,371,700	6,062,696
New World Development Co. Ltd.	3,298,700	3,292,859
REXLot Holdings Ltd.(b)	34,140,900	1,079,223
Sun Hung Kai Properties Ltd.	194,300	1,743,451
Wheelock & Co. Ltd.	2,051,600	3,450,450

		29,119,325

India — 1.6%
Bharti Tele-Ventures Ltd.(b)	492,457	6,094,517
HDFC Bank Ltd.	154,100	2,964,668
State Bank of India Ltd.	211,000	4,447,049

		13,506,234

Israel — 0.5%
Teva Pharmaceutical Industries Ltd. - ADR	89,500	4,031,975

Italy — 2.1%
Assicurazioni Generali SpA	98,400	1,686,237
Benetton Group SpA	705,600	4,594,278
Intesa Sanpaolo SpA	1,204,100	3,311,861
Parmalat SpA	1,312,600	2,702,350
UniCredito Italiano SpA	1,327,700	2,185,220

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Italy (concluded)
Unione di Banche Italiane ScpA	261,800	$2,882,725

		17,362,671

Japan — 13.3%
Air Water, Inc.	455,400	4,037,484
Amada Co. Ltd.	959,600	5,126,962
The Bank of Kyoto Ltd.	274,300	2,329,720
Benesse Corp.	75,100	2,766,377
Geo Corp.	4,000	2,319,575
Honda Motor Co. Ltd	161,000	3,832,729
Hosiden Corp.	333,900	3,331,489
Japan Prime Realty Investment Corp.	700	1,300,793
Kamigumi Co. Ltd.	612,400	4,076,959
Kintetsu World Express, Inc.	339,200	6,310,865
Matsui Securities Co. Ltd.	370,700	2,433,940
Mitsubishi Estate Co. Ltd.	82,200	932,503
Mitsubishi Materials Corp.	1,325,600	3,610,934
Mitsubishi Tokyo Financial Group, Inc.	918,800	4,526,674
Mitsui Fudosan Co. Ltd.	82,300	902,819
Mizuho Financial Group, Inc.	779,847	1,522,856
Nihon Nohyaku Co. Ltd.	628,500	4,347,431
Nintendo Co. Ltd.	12,300	3,598,141
Nippon Express Co. Ltd.	941,500	2,967,066
Seino Holdings Corp.	1,010,200	4,886,064
Shimano, Inc.	135,800	4,134,372
Shinko Securities Co. Ltd.	1,358,600	2,681,843
The Sumitomo Industries Ltd.	320,700	1,241,683
Sumitomo Metal Mining Co. Ltd.	510,000	4,903,415
Sumitomo Mitsui Financial Group, Inc.	60,000	2,112,683
Tokyo Steel Manufacturing Co. Ltd.	328,600	3,311,977
Toyo Seikan Kaisha Ltd.	253,300	3,738,935
Toyo Suisan Kaisha Ltd.	165,000	3,404,552
Toyota Motor Corp.	243,000	7,718,619
Yamato Holdings Co. Ltd.	428,800	4,066,748
Yamato Kogyo Co. Ltd.	241,800	5,220,848
Zeon Corp.	1,790,100	4,863,024

		112,560,080

Luxembourg — 1.5%
ArcelorMittal	309,300	6,310,865
SES SA	317,000	6,050,876

		12,361,741

Malaysia — 0.2%
Bumiputra-Commerce Holdings Berhad	901,100	1,694,989

Mexico — 0.5%
Fomento Economico Mexicano SAB de CV - ADR	164,800	4,154,608

Netherlands — 2.1%
ASML Holding NV	144,100	2,523,191
Corio NV	28,100	1,162,154
Heineken NV	161,000	4,573,572
Qiagen NV(b)	267,600	4,261,962
Royal Dutch Shell Plc - B Shares	214,500	4,666,401
Wereldhave NV	12,200	853,035

		18,040,315

Norway — 1.8%
Norsk Hydro ASA	1,374,700	5,172,827
StatoilHydro ASA	227,100	3,974,410
Yara International ASA	292,400	6,388,046

		15,535,283

Papua New Guinea — 0.6%
Oil Search Ltd.	1,421,300	5,222,028

Philippines — 0.6%
Philippine Long Distance Telephone Co. - ADR	106,600	4,704,258

Russia — 0.2%
Vimpel-Communications - ADR	268,300	1,754,682

Singapore — 1.1%
Singapore Airlines Ltd.	513,300	3,385,156
United Overseas Bank Ltd.	273,300	1,753,025
Wilmar International Ltd.	1,922,100	4,021,847

		9,160,028

South Africa — 1.0%
Naspers Ltd. - N Shares	306,300	5,182,772
Telkom SA Ltd.	291,800	3,251,092

		8,433,864

South Korea — 2.0%
LG Chem Ltd.	75,300	4,766,397
Samsung Electronics Co. Ltd.	29,600	12,229,459

		16,995,856

Spain — 2.3%
Banco Bilbao Vizcaya Argentaria SA	372,300	3,021,878
Banco Santander SA	558,400	3,850,058
Iberdrola Renovables SA(b)	818,700	3,390,847
Inditex SA	113,900	4,438,575
Telefonica SA	227,900	4,544,637

		19,245,995

Sweden — 0.6%
Nordea Bank AB	297,900	1,482,276
Volvo AB - B Shares	655,600	3,478,791

		4,961,067

Switzerland — 3.9%
Credit Suisse Group AG - ADR	113,200	3,446,711
Nestle SA	228,500	7,719,727
Novartis AG	132,400	5,009,164
Roche Holding AG - ADR	50,400	6,917,408
Sonova Holding AG	65,700	3,965,326
UBS AG(b)	302,700	2,837,887
Zurich Financial Services AG	18,800	2,971,214

		32,867,437

Taiwan — 5.0%
ASUSTeK Computer, Inc.	3,559,691	3,753,386
AU Optronics Corp. - ADR	342,900	2,876,931
Chang Hwa Commercial Bank	6,816,400	2,296,758
China Airlines Ltd.(b)	13,579,600	3,386,775
GeoVision, Inc.	491,000	1,914,381
HTC Corp.	321,960	3,964,290
Polaris Securities Co. Ltd.	11,367,304	3,960,122
Siliconware Precision Industries Co. - ADR	1,087,800	6,309,240
Taishin Financial Holdings Co. Ltd.	8	1
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,000,934	8,958,359
Yuanta Financial Holding Co. Ltd.	10,301,000	4,716,933

		42,137,176

Thailand — 1.1%
Bangkok Bank Public Co. Ltd.	1,638,900	3,442,012

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Thailand (concluded)
Banpu Public Co. Ltd.	499,700	$3,018,044
Siam Commercial Bank Public Co. Ltd.	2,133,000	3,244,409

		9,704,465

United Kingdom — 16.6%
Aberdeen Asset Management Plc	619,400	1,131,838
AstraZeneca Plc	131,700	4,664,138
Aviva Plc	403,600	1,251,560
Barclays Plc	1,601,100	3,399,323
Beazley Group Plc	2,000,000	2,459,785
Bellway Plc	213,400	2,069,239
BG Group Plc	273,800	4,130,107
British American Tobacco Plc	104,600	2,416,342
Britvic Plc	984,800	3,188,512
Cable & Wireless Plc	2,289,800	4,579,131
Catlin Group Ltd.	882,000	3,955,844
Charter International Plc	821,600	5,370,223
Cookson Group Plc	21,000,000	4,899,237
Dana Petroleum Plc(b)	215,500	3,440,655
De La Rue Plc	409,399	5,701,096
Domino’s Pizza UK & IRL Plc	1,393,400	4,486,605
GlaxoSmithKline Plc	383,900	5,979,105
Greene King Plc	323,500	2,268,681
Hiscox Ltd.	1,362,200	6,027,188
HSBC Holdings Plc	948,000	5,278,041
ICAP Plc	359,100	1,563,791
Imperial Tobacco Group Plc	306,550	6,884,596
Inchcape Plc	2,292,700	2,485,699
InterContinental Hotels Group Plc	327,504	2,484,858
John Wood Group Plc	1,322,500	4,249,214
Legal & General Group Plc	2,316,100	1,426,010
Man Group Plc	614,800	1,926,641
Next Plc	313,000	5,939,564
Persimmon Plc	426,500	2,108,133
Premier Oil Plc(b)	231,900	3,532,771
Prudential Plc	313,700	1,520,784
Standard Chartered Plc	202,200	2,510,771
Unilever Plc	306,000	5,786,360
Vodafone Group Plc	4,503,700	7,851,970
Vodafone Group Plc - ADR	226,000	3,936,920
VT Group Plc	611,000	4,139,640
Xstrata Plc	799,700	5,364,347

		140,408,719

United States — 0.3%
Alcon, Inc.	25,000	2,272,750

Total Common Stocks — 93.7%		790,956,526

Rights
Beazley Group Plc, Expiring 4/03/09(b)	947,368	680
HSBC Holdings Plc, Expiring 4/03/09(b)	395,000	2,199,183
Nordea Bank AB, Expiring 4/03/09(b)	3,276,900	374,758

Total Rights — 0.3%		2,574,621

Total Long-Term Investments (Cost — $963,252,762) — 94.0%		793,531,147

	Shares/ Beneficial Interest	Value
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 1.17% (c)(d)(e)	1,740,000	$1,740,000
TCW Money Market Fund, 0.31% (e)	40,384,206	40,384,206

Total Short-Term Securities (Cost — $42,124,206) — 5.0%		42,124,206

Total Investments (Cost — $1,005,376,968*) — 99.0%		835,655,353
Other Assets in Excess of Liabilities — 1.0%		8,181,733

Net Assets — 100.0%		$843,837,086

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,012,464,555

Gross unrealized appreciation	$34,828,384
Gross unrealized depreciation	(211,637,586)

Net unrealized depreciation	$(176,809,202)

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Security purchased with the cash proceeds from securities loans.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Series, LLC Money Market Series	$(10,071,100	)**	$13,865
BlackRock Liquidity Funds, TempFund	$(30,000,000	)**	$445,850
**	Represents net sales cost.

(e)	Represents current yield as of report date.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,776,000	USD	2,455,880	Deutsche Bank AG	4/15/09	$166,630
AUD	8,000,000	USD	5,201,200	BNP Paribas	4/15/09	354,965
AUD	14,668,000	USD	9,614,258	Citibank, N.A.	4/15/09	572,989
CAD	12,450,040	USD	9,999,791	Citibank, N.A.	4/15/09	(124,842)
CHF	21,545,000	USD	19,165,370	Citibank, N.A.	4/15/09	(232,084)
CHF	2,382,000	USD	2,113,867	Deutsche Bank AG	4/15/09	(20,616)
CHF	172,000	USD	147,896	Citibank, N.A.	4/15/09	3,254
CHF	697,000	USD	605,047	Citibank, N.A.	4/15/09	7,461
DKK	1,700,000	USD	298,891	Deutsche Bank AG	4/15/09	4,207
EUR	1,129,000	USD	1,480,297	Citibank, N.A.	4/15/09	19,642
EUR	30,000,000	USD	39,235,109	Deutsche Bank AG	4/15/09	621,566
GBP	8,100,000	USD	11,829,038	Deutsche Bank AG	4/15/09	(206,353)

SEMI-ANNUAL REPORT	MARCH 31, 2009	25

Schedule of Investments (continued)	International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	656,000	USD	935,162	Citibank, N.A.	4/15/09	$6,132
HKD	12,000,000	USD	1,548,328	Citibank, N.A.	4/15/09	77
JPY	2,173,000,000	USD	24,556,447	UBS Securities, Inc.	4/15/09	(2,598,945)
JPY	700,602,000	USD	7,333,674	Citibank, N.A.	4/15/09	(254,305)
JPY	123,725,000	USD	1,396,618	Deutsche Bank AG	4/15/09	(146,415)
JPY	100,027,000	USD	1,124,177	UBS Securities, Inc.	4/15/09	(113,434)
JPY	87,647,000	USD	979,614	Deutsche Bank AG	4/15/09	(93,967)
JPY	796,898,000	USD	8,123,969	Citibank, N.A.	4/15/09	(71,558)
NOK	13,666,000	USD	2,013,554	Citibank, N.A.	4/15/09	18,548
NOK	8,862,000	USD	1,232,351	Citibank, N.A.	4/15/09	85,408
NOK	20,894,000	USD	3,003,710	Deutsche Bank AG	4/15/09	103,179
SEK	115,553,000	USD	13,868,324	Royal Bank of Scotland	4/15/09	188,714
USD	4,712,935	AUD	7,158,000	Citibank, N.A.	4/15/09	(258,453)
USD	2,739,941	CAD	3,490,000	UBS Securities, Inc.	4/15/09	(28,208)
USD	1,197,577	CAD	1,525,000	Citibank, N.A.	4/15/09	(12,002)
USD	1,226,793	CAD	1,500,000	UBS Securities, Inc.	4/15/09	37,044
USD	1,566,367	CAD	1,928,000	Citibank, N.A.	4/15/09	37,142
USD	3,273,880	CAD	4,007,000	UBS Securities, Inc.	4/15/09	95,664
USD	981,372	CHF	1,110,000	Citibank, N.A.	4/15/09	5,928
USD	1,122,761	CZK	23,173,000	UBS Securities, Inc.	4/15/09	(1,878)
USD	1,666,755	EUR	1,225,000	Deutsche Bank AG	4/15/09	39,274
USD	7,891,833	EUR	5,810,000	Citibank, N.A.	4/15/09	172,924
USD	1,946,760	GBP	1,396,000	Deutsche Bank AG	4/15/09	(56,361)
USD	1,909,612	GBP	1,346,000	Deutsche Bank AG	4/15/09	(21,763)
USD	1,376,805	GBP	952,000	Citibank, N.A.	4/15/09	10,780
USD	1,382,112	GBP	955,000	Barclays Bank, PLC	4/15/09	11,783
USD	1,855,911	HKD	14,382,000	Deutsche Bank AG	4/15/09	148
USD	1,773,312	JPY	173,969,000	Citibank, N.A.	4/15/09	15,408
USD	20,892,313	NOK	151,013,000	Citibank, N.A.	4/15/09	(1,562,969)
USD	1,038,157	SEK	8,714,000	UBS Securities, Inc.	4/15/09	(21,902)
USD	1,619,595	SGD	2,455,000	Citibank, N.A.	4/15/09	6,135
USD	758,468	SGD	1,134,000	UBS Securities, Inc.	4/15/09	13,187
CAD	5,265,000	USD	4,295,803	Deutsche Bank AG	6/10/09	(116,763)
DKK	2,449,000	USD	426,870	Citibank, N.A.	6/10/09	9,269
GBP	125,000	USD	180,503	Deutsche Bank AG	6/10/09	(1,104)
SEK	21,935,000	USD	2,596,429	Citibank, N.A.	6/10/09	73,275
USD	2,959,451	AUD	4,305,000	Citibank, N.A.	6/10/09	(19,835)
USD	1,145,312	AUD	1,644,000	Citibank, N.A.	6/10/09	7,578
USD	2,023,982	CAD	2,564,000	Citibank, N.A.	6/10/09	(11,167)
USD	1,512,754	CHF	1,786,000	Citibank, N.A.	6/10/09	(58,736)
USD	17,910,014	EUR	13,752,000	Citibank, N.A.	6/10/09	(362,405)
USD	8,520,442	GBP	6,035,000	Deutsche Bank AG	6/10/09	(140,949)
USD	4,552,947	GBP	3,139,000	Citibank, N.A.	6/10/09	47,875
USD	74,693	JPY	7,324,000	Citibank, N.A.	6/10/09	619
USD	585,123	ZAR	5,731,000	Deutsche Bank AG	6/10/09	(10,716)
USD	1,651,154	ZAR	15,885,000	Citibank, N.A.	6/10/09	(371)
USD	923,915	ZAR	8,836,000	Citibank, N.A.	6/10/09	5,258

Total						$(3,806,038)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
303	FTSE 100 Index	London	June 2009	$16,890,338	$1,162,763
215	TOPIX Index	Tokyo	June 2009	$16,876,800	1,358,011

Total					$2,520,774

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$177,271,599	$2,520,774	$—
Level 2	650,861,981	2,742,063	(6,548,101)
Level 3	7,521,773	—	—

Total	$835,655,353	$5,262,837	$(6,548,101)

***	Other financial instruments are futures and foreign currency exchange contracts. Futures and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	International Opportunities Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Transfers in of Level 3	7,521,773

Balance, as of March 31, 2009	$7,521,773

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	27

Schedule of Investments March 31, 2009 (Unaudited)	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.4%
Lockheed Martin Corp.	14,300	$987,129
Raytheon Co.	9,900	385,506

		1,372,635

Biotechnology — 6.2%
Amgen, Inc.(a)	61,200	3,030,624
Biogen Idec, Inc.(a)	14,400	754,848
Celera Corp.(a)	58,300	444,829
Gilead Sciences, Inc.(a)	26,000	1,204,320
Vertex Pharmaceuticals, Inc.(a)	18,700	537,251

		5,971,872

Communications Equipment — 10.5%
Cisco Systems, Inc.(a)	130,000	2,180,100
Corning, Inc.	43,600	578,572
F5 Networks, Inc.(a)	32,600	682,970
Harris Corp.	30,000	868,200
Juniper Networks, Inc.(a)	54,600	822,276
Motorola, Inc.	70,800	299,484
Nokia Oyj - ADR	33,400	389,778
Polycom, Inc.(a)	25,500	392,445
QUALCOMM, Inc.	82,700	3,217,857
Research In Motion Ltd.(a)	14,700	633,129
Tellabs, Inc.(a)	34,200	156,636

		10,221,447

Computers & Peripherals — 11.6%
Apple, Inc.(a)	34,700	3,647,664
ASUSTeK Computer, Inc.	142,351	150,097
Dell, Inc.(a)	47,600	451,248
EMC Corp.(a)	88,000	1,003,200
Hewlett-Packard Co.	41,400	1,327,284
HTC Corp.	16,510	203,287
International Business Machines Corp.	35,100	3,400,839
NetApp, Inc.(a)	42,100	624,764
Sandisk Corp.(a)	34,200	432,630

		11,241,013

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	35,500	894,600
Verizon Communications, Inc.	36,200	1,093,240
Vimpel-Communications - ADR	58,700	383,898

		2,371,738

Electronic Equipment, Instruments & Components — 2.1%
Agilent Technologies, Inc.(a)	33,400	513,358
Amphenol Corp. - Class A	24,900	709,401
AU Optronics Corp. - ADR	38,900	326,371
Nidec Corp.	9,700	436,643

		1,985,773

Food & Staples Retailing — 0.8%
CVS Caremark Corp.	29,000	797,210

Health Care Equipment & Supplies — 5.8%
Alcon, Inc.	7,400	672,734
Baxter International, Inc.	9,400	481,468
Beckman Coulter, Inc.	17,800	907,978
Becton, Dickinson & Co.	12,700	853,948
Boston Scientific Corp.(a)	37,700	299,715
Covidien Ltd.	6,500	216,060
Medtronic, Inc.	58,100	1,712,207
St. Jude Medical, Inc.(a)	12,400	450,492

		5,594,602

Internet & Catalog Retail — 0.7%
priceline.com, Inc.(a)(b)	8,100	638,118

Internet Software & Services — 8.2%
Ariba, Inc.(a)	66,800	583,164
AsiaInfo Holdings, Inc.(a)	22,700	382,495
Baidu.Com - ADR(a)	2,700	476,820
Digital River, Inc.(a)	17,900	533,778
eBay, Inc.(a)	70,200	881,712
Google, Inc. - Class A(a)	4,300	1,496,658
Open Text Corp.(a)	32,700	1,126,188
Sina Corp.(a)	16,300	378,975
VeriSign, Inc.(a)	61,700	1,164,279
Yahoo!, Inc.(a)	75,700	969,717

		7,993,786

IT Services — 0.9%
Automatic Data Processing, Inc.	25,200	886,032

Office Electronics — 0.9%
Canon, Inc.	17,100	498,496
Konica Corp.	47,800	416,653

		915,149

Pharmaceuticals — 1.9%
Pfizer, Inc.	28,800	392,256
Roche Holding AG	8,800	302,720
Roche Holding AG - ADR	1,900	260,775
Wyeth	19,400	834,976

		1,790,727

Semiconductors & Semiconductor Equipment — 22.5%
Advanced Semiconductor Engineering, Inc.	608,300	296,819
Altera Corp.	46,600	817,830
Analog Devices, Inc.	36,300	699,501
Applied Materials, Inc.	252,100	2,710,075
ASM Pacific Technology Ltd.	169,300	593,082
Atheros Communications, Inc.(a)	25,100	367,966
ATMI, Inc.(a)	22,900	353,347
Broadcom Corp. - Class A(a)	57,800	1,154,844
Cavium Networks, Inc.(a)	26,000	300,040
Disco Corp.	10,300	257,122
Intel Corp.	144,900	2,180,745
Intersil Corp. - Class A	49,400	568,100
KLA-Tencor Corp.	42,800	856,000
Lam Research Corp.(a)	38,700	881,199
Linear Technology Corp.	36,700	843,366
Marvell Technology Group Ltd.(a)	85,100	779,516
Micron Technology, Inc.(a)	61,900	251,314
National Semiconductor Corp.	42,500	436,475
Netlogic Microsystems, Inc.(a)	30,400	835,392
Novellus Systems, Inc.(a)	37,900	630,277
PMC-Sierra, Inc.(a)	72,600	463,188
Samsung Electronics Co. Ltd.	2,300	950,262
Siliconware Precision Industries Co. - ADR	69,000	400,200
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	93,535	837,138
Teradyne, Inc.(a)	78,500	343,830
Texas Instruments, Inc.	88,100	1,454,531

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment (concluded)
Varian Semiconductor Equipment Associates, Inc.(a)	23,200	$502,512
Xilinx, Inc.	55,300	1,059,548

		21,824,219

Software — 17.7%
Adobe Systems, Inc.(a)	48,000	1,026,720
BMC Software, Inc.(a)	43,500	1,435,500
CA, Inc.	41,300	727,293
Check Point Software Technologies(a)	25,400	564,134
Citrix Systems, Inc.(a)	59,800	1,353,872
Electronic Arts, Inc.(a)	24,600	447,474
Intuit, Inc.(a)	18,800	507,600
Longtop Financial Technologies Ltd.(a)	19,100	405,493
McAfee, Inc.(a)	49,900	1,671,650
Microsoft Corp.	69,600	1,278,552
Nintendo Co. Ltd.	1,400	409,545
Oracle Corp.	120,200	2,172,014
Progress Software Corp.(a)	31,600	548,576
Red Hat, Inc.(a)	39,400	702,896
Salesforce.com, Inc.(a)	13,000	425,490
SAP AG – ADR	12,600	444,654
Sybase, Inc.(a)	40,000	1,211,600
Symantec Corp.(a)	88,600	1,323,684
Synopsys, Inc.(a)	24,100	499,593

		17,156,340

Wireless Telecommunication Services — 1.0%
American Tower Corp. - Class A(a)	29,000	882,470
Bharti Tele-Ventures Ltd.(a)	7,900	97,768

		980,238

Total Long-Term Investments (Cost — $115,837,837) — 94.6%		91,740,899

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(c)(d)	4,994,153	4,994,153
BlackRock Liquidity Series, LLC Money Market Series, 1.17%(c)(d)(e)	1,261,500	1,261,500

Total Short-Term Securities (Cost — $6,255,653) — 6.4%		6,255,653

Total Investments (Cost — $122,093,490*) — 101.0%		97,996,552
Liabilities in Excess of Other Assets — (1.0)%		(972,917)

Net Assets — 100.0%		$97,023,635

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$123,699,512

Gross unrealized appreciation	$136,589
Gross unrealized depreciation	(25,839,549)

Net unrealized depreciation	$(25,702,960)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$4,994,153	**	$5,562
BlackRock Liquidity Series, LLC Money Market Series	$857,000	**	$3,851
**	Represents net purchase cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	384,000	USD	340,774	Deutsche Bank AG	4/15/09	$(3,323)
JPY	17,886,000	USD	201,899	Deutsche Bank AG	4/15/09	(21,166)
JPY	14,883,000	USD	167,266	UBS Securities, Inc.	4/15/09	(16,878)
USD	692,510	CHF	778,000	UBS Securities, Inc.	4/15/09	8,820
USD	515,524	HKD	4,000,000	Goldman Sachs Bank USA	4/15/09	(611)
USD	286,672	JPY	28,309,000	Citibank, N.A.	4/15/09	618
USD	1,999,629	JPY	196,029,000	Citibank, N.A.	6/10/09	17,015

Total						$(15,525)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Schedule of Investments (concluded)	Science & Technology Opportunities Portfolio

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$93,426,003	$—	$—
Level 2	4,570,549	26,453	(41,978)
Level 3	—	—	—

Total	$97,996,552	$26,453	$(41,978)

***	Other financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.4%
Alliant Techsystems, Inc.(a)	127,100	$8,513,158
BE Aerospace, Inc.(a)	225,500	1,955,085
Curtiss-Wright Corp.	210,400	5,901,720

		16,369,963

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings, Inc.(a)	161,100	2,795,085

Airlines — 0.6%
Airtran Holdings, Inc.(a)(b)	875,300	3,982,615
USAirways Group, Inc.(a)	1,204,300	3,046,879

		7,029,494

Auto Components — 0.6%
The Goodyear Tire & Rubber Co.(a)	1,026,400	6,425,264

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc.(a)	110,300	4,153,898
Celera Corp.(a)	75,900	579,117
Vertex Pharmaceuticals, Inc.(a)(b)	339,300	9,748,089

		14,481,104

Capital Markets — 3.3%
Ameriprise Financial, Inc.	170,900	3,501,741
Greenhill & Co., Inc.(b)	94,000	6,941,900
Invesco Ltd.	501,000	6,943,860
Knight Capital Group, Inc. - Class A(a)	255,500	3,766,070
Northern Trust Corp.	77,300	4,624,086
Stifel Financial Corp.	66,300	2,871,453
TD Ameritrade Holding Corp.(a)	256,200	3,538,122
Waddell & Reed Financial, Inc. - Class A	334,100	6,037,187

		38,224,419

Chemicals — 1.5%
Airgas, Inc.	305,700	10,335,717
The Mosaic Co.	166,100	6,972,878

		17,308,595

Commercial Banks — 3.3%
BB&T Corp.(b)	125,500	2,123,460
City National Corp.	73,600	2,485,472
Commerce Bancshares, Inc.	108,620	3,942,906
First Horizon National Corp.(b)	547,867	5,884,091
Fulton Financial Corp.(b)	152,300	1,009,749
Iberiabank Corp.	35,900	1,649,246
Investors Bancorp, Inc.	206,500	1,749,055
KeyCorp	380,300	2,992,961
M&T Bank Corp.(b)	36,500	1,651,260
Marshall & IIsley Corp.(b)	487,000	2,741,810
PacWest Bancorp	134,100	1,921,653
Regions Financial Corp.	690,700	2,942,382
TCF Financial Corp.(b)	190,800	2,243,808
UMB Financial Corp.	54,900	2,332,701
Zions Bancorp(b)	291,500	2,865,445

		38,535,999

Commercial Services & Supplies — 1.4%
Avery Dennison Corp.	212,300	4,742,782
The GEO Group, Inc.(a)	291,100	3,857,075
Iron Mountain, Inc.(a)	371,500	8,236,155

		16,836,012

Communications Equipment — 1.7%
Harris Corp.	242,600	7,020,844
Juniper Networks, Inc.(a)	254,800	3,837,288
Tekelec(a)	537,200	7,107,156
Tellabs, Inc.(a)	405,700	1,858,106

		19,823,394

Computers & Peripherals — 0.5%
Western Digital Corp.(a)	285,400	5,519,636

Construction & Engineering — 0.5%
Jacobs Engineering Group, Inc.(a)	141,300	5,462,658

Containers & Packaging — 1.0%
Crown Holdings, Inc.(a)	487,900	11,089,967

Diversified Consumer Services — 0.8%
Apollo Group, Inc. - Class A(a)	61,800	4,840,794
ITT Educational Services, Inc.(a)	40,600	4,929,652

		9,770,446

Diversified Financial Services — 1.0%
IntercontinentalExchange, Inc.(a)	75,300	5,607,591
The NASDAQ OMX Group, Inc.(a)	303,000	5,932,740

		11,540,331

Electric Utilities — 1.1%
DPL, Inc.	416,000	9,376,640
NV Energy, Inc.	404,200	3,795,438

		13,172,078

Electrical Equipment — 0.8%
GrafTech International Ltd.(a)	810,700	4,993,912
Thomas & Betts Corp.(a)	165,100	4,130,802

		9,124,714

Electronic Equipment, Instruments & Components — 1.2%
Amphenol Corp. - Class A	263,900	7,518,511
Plexus Corp.(a)	241,600	3,338,912
SYNNEX Corp.(a)(b)	140,900	2,771,503

		13,628,926

Energy Equipment & Services — 2.4%
BJ Services Co.	584,900	5,819,755
Cameron International Corp.(a)	206,300	4,524,159
Helmerich & Payne, Inc.	165,000	3,757,050
Pride International, Inc.(a)	254,100	4,568,718
Smith International, Inc.	181,100	3,890,028
Weatherford International Ltd.(a)	505,000	5,590,350

		28,150,060

Food & Staples Retailing — 0.5%
Safeway, Inc.	211,900	4,278,261
SUPERVALU, Inc.	129,300	1,846,404

		6,124,665

Food Products — 3.6%
Bunge Ltd.(b)	100,800	5,710,320
Flowers Foods, Inc.	290,300	6,816,244
Fresh Del Monte Produce, Inc.(a)	168,800	2,771,696
The J.M. Smucker Co.	151,100	5,631,497
McCormick & Co., Inc.	109,500	3,237,915
Ralcorp Holdings, Inc.(a)	114,800	6,185,424
Smithfield Foods, Inc.(a)(b)	272,600	2,578,796
TreeHouse Foods, Inc.(a)	304,300	8,760,797

		41,692,689

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Schedule of Investments (continued)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Gas Utilities — 1.8%
AGL Resources, Inc.	214,900	$5,701,297
CMS Energy Corp.	435,000	5,150,400
Xcel Energy, Inc.	556,400	10,365,732

		21,217,429

Health Care Equipment & Supplies — 3.1%
Beckman Coulter, Inc.	233,100	11,890,431
Becton, Dickinson & Co.	134,300	9,030,332
Gen-Probe, Inc.(a)	140,500	6,403,990
Hologic, Inc.(a)	46,200	604,758
Immucor, Inc.(a)	277,100	6,969,065
West Pharmaceutical Services, Inc.	19,800	649,638

		35,548,214

Health Care Providers & Services — 4.8%
AMERIGROUP Corp.(a)	68,200	1,878,228
AmerisourceBergen Corp.	459,500	15,007,270
Coventry Health Care, Inc.(a)	82,400	1,066,256
DaVita, Inc.(a)	393,600	17,298,720
Express Scripts, Inc.(a)	172,600	7,968,942
Laboratory Corp. of America Holdings(a)	35,500	2,076,395
McKesson Corp.	178,000	6,237,120
MEDNAX, Inc.(a)	36,100	1,063,867
VCA Antech, Inc.(a)(b)	161,400	3,639,570

		56,236,368

Hotels, Restaurants & Leisure — 1.5%
Bally Technologies, Inc.(a)	147,600	2,718,792
Burger King Holdings, Inc.	299,800	6,880,410
Chipotle Mexican Grill, Inc. - Class A(a)	36,500	2,422,870
Life Time Fitness, Inc.(b)	238,800	2,999,328
Royal Caribbean Cruises Ltd.(b)	353,300	2,829,933

		17,851,333

Household Durables — 1.5%
Fortune Brands, Inc.	127,200	3,122,760
Jarden Corp.(a)(b)	408,000	5,169,360
Toll Brothers, Inc.(a)(b)	395,700	7,185,912
Whirlpool Corp.(b)	62,500	1,849,375

		17,327,407

Insurance — 4.4%
Allied World Assurance Co. Holdings Ltd.	76,100	2,894,083
AON Corp.	115,200	4,702,464
Assurant, Inc.	155,900	3,395,502
AXIS Capital Holdings Ltd.	148,700	3,351,698
Cincinnati Financial Corp.	128,200	2,931,934
Everest Re Group Ltd.	33,400	2,364,720
The Hanover Insurance Group, Inc.	127,800	3,683,196
IPC Holdings Ltd.	108,700	2,939,248
Platinum Underwriters Holdings Ltd.	96,000	2,722,560
Principal Financial Group, Inc.	216,600	1,771,788
ProAssurance Corp.	77,500	3,613,050
RenaissanceRe Holdings Ltd.	69,800	3,450,912
Torchmark Corp.	68,000	1,783,640
Unum Group	147,600	1,845,000
Validus Holdings Ltd.	117,400	2,780,032
W.R. Berkley Corp.	149,400	3,368,970
XL Capital Ltd.	691,100	3,773,406

		51,372,203

Internet & Catalog Retail — 0.7%
priceline.com, Inc.(a)(b)	97,100	7,649,538

Internet Software & Services — 1.8%
Ariba, Inc.(a)	650,300	5,677,119
Digital River, Inc.(a)	198,200	5,910,324
VeriSign, Inc.(a)	466,700	8,806,629

		20,394,072

IT Services — 0.6%
SAIC, Inc.(a)	397,800	7,426,926

Leisure Equipment & Products — 0.2%
Jakks Pacific, Inc.(a)	230,900	2,851,615

Life Sciences Tools & Services — 1.0%
Millipore Corp.(a)(b)	66,500	3,817,765
Qiagen NV(a)	487,300	7,777,308

		11,595,073

Machinery — 3.4%
Bucyrus International, Inc.	288,400	4,377,912
Cummins, Inc.	170,400	4,336,680
Flowserve Corp.	82,400	4,624,288
Lincoln Electric Holdings, Inc.	123,200	3,904,208
SPX Corp.	118,700	5,580,087
Terex Corp.(a)	429,600	3,973,800
Timken Co.	312,300	4,359,708
Trinity Industries, Inc.(b)	415,000	3,793,100
Wabtec Corp.	175,000	4,616,500

		39,566,283

Marine — 0.3%
Eagle Bulk Shipping, Inc.(b)	841,400	3,575,950

Media — 1.8%
CBS Corp. - Class B	626,200	2,404,608
Liberty Media Corp. - Entertainment - Series A(a)	602,200	12,013,890
Lions Gate Entertainment Corp.(a)	548,500	2,769,925
Marvel Entertainment, Inc.(a)	146,500	3,889,575

		21,077,998

Metals & Mining — 3.2%
Commercial Metals Co.	555,600	6,417,180
Kinross Gold Corp.	226,100	4,040,407
Nucor Corp.	167,400	6,389,658
Reliance Steel & Aluminum Co.	242,300	6,379,759
Royal Gold, Inc.(b)	179,300	8,384,068
Steel Dynamics, Inc.	628,200	5,534,442

		37,145,514

Multiline Retail — 1.1%
Family Dollar Stores, Inc.	154,900	5,169,013
Macy’s, Inc.	383,500	3,413,150
Nordstrom, Inc.(b)	259,700	4,349,975

		12,932,138

Oil, Gas & Consumable Fuels — 4.8%
Arch Coal, Inc.	393,400	5,259,758
Arena Resources, Inc.(a)	111,600	2,843,568
Chesapeake Energy Corp.	317,200	5,411,432
CONSOL Energy, Inc.	133,900	3,379,636
Continental Resources, Inc.(a)(b)	268,300	5,690,643
Denbury Resources, Inc.(a)	298,200	4,431,252
Murphy Oil Corp.	65,600	2,936,912
Noble Energy, Inc.	75,900	4,089,492
Peabody Energy Corp.	189,500	4,745,080
PetroHawk Energy Corp.(a)	256,600	4,934,418
Range Resources Corp.	103,600	4,264,176

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Southwestern Energy Co.(a)	134,700	$3,999,243
Ultra Petroleum Corp.(a)(b)	99,200	3,560,288

		55,545,898

Professional Services — 1.9%
The Dun & Bradstreet Corp.	121,200	9,332,400
Robert Half International, Inc.	318,500	5,678,855
Watson Wyatt Worldwide, Inc. - Class A	132,200	6,526,714

		21,537,969

Real Estate Investment Trusts — 3.5%
AMB Property Corp.	245,500	3,535,200
AvalonBay Communities, Inc.(b)	96,660	4,548,819
Boston Properties, Inc.(b)	70,000	2,452,100
Equity Residential	86,800	1,592,780
Essex Property Trust, Inc.	33,400	1,915,156
Health Care REIT, Inc.	76,700	2,346,253
Hospitality Properties Trust	143,700	1,724,400
Host Hotels & Resorts, Inc.	353,500	1,385,720
Kimco Realty Corp.	197,900	1,507,998
The Macerich Co.(b)	192,800	1,206,928
Plum Creek Timber Co., Inc.(b)	143,100	4,159,917
Rayonier, Inc.	165,200	4,992,344
Taubman Centers, Inc.(b)	206,900	3,525,576
Ventas, Inc.	90,300	2,041,683
Vornado Realty Trust	1,129	37,528
Washington Real Estate Investment Trust	226,900	3,925,370

		40,897,772

Road & Rail — 1.5%
Heartland Express, Inc.(b)	386,700	5,727,027
Knight Transportation, Inc.(b)	306,200	4,641,992
Werner Enterprises, Inc.	475,400	7,188,048

		17,557,067

Semiconductors & Semiconductor Equipment — 5.5%
Altera Corp.	332,500	5,835,375
Analog Devices, Inc.	309,300	5,960,211
Cavium Networks, Inc.(a)(b)	83,000	957,820
Hittite Microwave Corp.(a)	201,300	6,280,560
Intersil Corp. - Class A	361,800	4,160,700
National Semiconductor Corp.	448,900	4,610,203
Netlogic Microsystems, Inc.(a)(b)	322,900	8,873,292
Novellus Systems, Inc.(a)	363,200	6,040,016
PMC-Sierra, Inc.(a)	1,522,800	9,715,464
Teradyne, Inc.(a)	922,200	4,039,236
Varian Semiconductor Equipment Associates, Inc.(a)	320,900	6,950,694

		63,423,571

Software — 4.8%
Advent Software, Inc.(a)	122,500	4,080,475
BMC Software, Inc.(a)	276,600	9,127,800
Citrix Systems, Inc.(a)	229,300	5,191,352
McAfee, Inc.(a)	227,800	7,631,300
Quest Software, Inc.(a)	125,347	1,589,400
Salesforce.com, Inc.(a)	169,200	5,537,916
Solera Holdings, Inc.(a)	270,900	6,712,902
Sybase, Inc.(a)	348,400	10,553,036
TIBCO Software, Inc.(a)	1,023,500	6,007,945

		56,432,126

Specialty Retail — 4.2%
American Eagle Outfitters, Inc.	462,400	5,659,776
Chico’s FAS, Inc.(a)	1,047,300	5,624,001
Dick’s Sporting Goods, Inc.(a)	385,800	5,505,366
Group 1 Automotive, Inc.	208,100	2,907,157
Guess?, Inc.	266,400	5,615,712
J. Crew Group, Inc.(a)(b)	173,600	2,288,048
O’Reilly Automotive, Inc.(a)	162,800	5,699,628
Penske Auto Group, Inc.	302,400	2,821,392
Ross Stores, Inc.	167,100	5,995,548
Urban Outfitters, Inc.(a)	408,800	6,692,056

		48,808,684

Textiles, Apparel & Luxury Goods — 1.1%
Iconix Brand Group, Inc.(a)	561,100	4,965,735
VF Corp.	140,000	7,995,400

		12,961,135

Thrifts & Mortgage Finance — 1.9%
Brookline Bancorp, Inc.	181,200	1,721,400
Capitol Federal Financial	85,000	3,213,850
First Niagara Financial Group, Inc.	208,300	2,270,470
Hudson City Bancorp, Inc.	380,200	4,444,538
New York Community Bancorp, Inc.(b)	130,600	1,458,802
People’s United Financial, Inc.	368,800	6,627,336
Washington Federal, Inc.	172,100	2,287,209

		22,023,605

Tobacco — 0.5%
Lorillard, Inc.	99,000	6,112,260

Water Utilities — 0.3%
American States Water Co.	80,600	2,927,392

Wireless Telecommunication Services — 1.5%
American Tower Corp. - Class A(a)	268,700	8,176,541
SBA Communications Corp. - Class A(a)	395,800	9,222,140

		17,398,681

Total Long-Term Investments (Cost — $1,157,637,681) — 91.3%		1,062,499,720

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(c)(d)	50,000,000	50,000,000
BlackRock Liquidity Series, LLC Money Market Series, 1.17%(c)(d)(e)	112,805,750	112,805,750
TCW Money Market Fund, 0.31%(d)	44,741,933	44,741,933

Total Short-Term Securities (Cost — $207,547,683) — 17.8%		207,547,683

Total Investments Before Options Written (Cost — $1,365,185,364*) — 109.1%		1,270,047,403

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Schedule of Investments (concluded)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Contracts	Value
Options Written
Exchange-Traded Call Options Written
Torchmark Corp., Strike Price $30, Expires 4/21/09 (Premiums Received — $44,116) — (0.0)%	(328)	$(20,500)

Total Investments Net of Outstanding Options Written — 109.1%		1,270,026,903
Liabilities in Excess of Other Assets — (9.1)%		(105,602,684)

Net Assets — 100.0%		$1,164,424,219

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,366,521,716

Gross unrealized appreciation	$42,853,568
Gross unrealized depreciation	(139,327,881)

Net unrealized depreciation	$(96,474,313)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$20,000,000	**	$607,335
BlackRock Liquidity Series, LLC Money Market Series	$33,444,250	**	$563,392

**	Represents net purchase cost.

(d)	Represents current yield as of report date.

(e)	Security purchased with the cash proceeds from securities loans.

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
1,001	Russell ICE MINI	June 2009	$42,172,130	$3,520,668

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$1,270,047,403	$3,520,668	$—
Level 2	—	—	(20,500)
Level 3	—	—	—

Total	$1,270,047,403	$3,520,668	$(20,500)

***	Other financial instruments are futures contracts and options written. Futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at market value.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities

March 31, 2009 (Unaudited)	Global Opportunities Portfolio	Health Sciences Opportunities Portfolio	International Opportunities Portfolio	Science & Technology Opportunities Portfolio	U.S. Opportunities Portfolio
Assets
Investments at value - unaffiliated[1,2]	$48,832,685	$776,608,648	$833,915,353	$91,740,899	$1,107,241,653
Investments at value - affiliated[3]	190,812	28,398,364	1,740,000	6,255,653	162,805,750
Cash	288,828	212	9,233	—	4,731
Cash collateral pledged for futures contracts	117,270	—	8,956,053	—	6,443,000
Cash collateral pledged for options written contracts	—	2,020,850	—	—	—
Foreign currency at value[4]	808,473	4,176,833	6,598,046	576,704	—
Unrealized appreciation on foreign currency exchange contracts	133,782	1,173,853	2,742,063	26,453	—
Investments sold receivable	185,011	18,497,034	3,359,375	825,409	12,559,256
Capital shares sold receivable	163,545	2,190,380	2,713,529	177,963	11,206,966
Dividends and reclaims receivable	119,506	1,075,016	3,376,835	68,835	887,342
Receivable from advisor	7,869	—	7,248	47,010	57,120
Securities lending income receivable - affiliated	—	12,274	682	4,345	52,063
Dividends receivable - affiliated	439	10,973	2,552	2,829	33,971
Margin variation receivable	—	—	1,276,515	—	653,796
Prepaid expenses	40,968	100,175	130,805	58,777	145,456
Other assets	—	245	90,130	—	67,441

Total assets	50,889,188	834,264,857	864,918,419	99,784,877	1,302,158,545

Liabilities
Collateral at value - securities loaned	—	17,354,250	1,740,000	1,261,500	112,805,750
Options written at value[5]	—	61,960	—	—	20,500
Bank overdraft - affiliated	—	—	—	3,659	—
Unrealized depreciation on foreign currency exchange contracts	228,669	648,102	6,548,101	41,978	—
Investments purchased payable	381,021	12,644,546	6,952,874	776,945	20,046,295
Capital share redeemed payable	234,510	3,138,829	3,545,382	334,524	3,397,408
Other affiliates payable	93,327	595,645	531,603	224,459	336,190
Investment advisory fees payable	30,670	499,586	684,844	70,247	780,121
Service and distribution fees payable	17,483	326,330	203,715	30,728	232,890
Officer’s and Trustees’ fees payable	6,448	9,628	9,631	6,596	7,052
Margin variation payable	—	—	655,010	—	—
Other accrued expenses payable	39,049	208,482	210,173	10,606	108,120

Total liabilities	1,031,177	35,487,358	21,081,333	2,761,242	137,734,326

Net Assets	$49,858,011	$798,777,499	$843,837,086	$97,023,635	$1,164,424,219

Net Assets Consist of
Paid-in capital	$91,671,745	$915,898,117	$1,371,200,866	$439,122,267	$1,625,819,721
Undistributed (distributions in excess of) net investment income (loss)	1,208,218	(2,632,767)	23,041,388	(495,708)	5,574,961
Accumulated net realized loss	(31,415,888)	(72,505,788)	(379,909,783)	(317,483,358)	(375,376,786)
Net unrealized appreciation/depreciation	(11,606,064)	(41,982,063)	(170,495,385)	(24,119,566)	(91,593,677)

Net Assets	$49,858,011	$798,777,499	$843,837,086	$97,023,635	$1,164,424,219

[1] Investments at cost - unaffiliated	$60,330,213	$819,170,354	$1,003,636,968	$115,837,837	$1,202,379,614
[2] Securities loaned at value	—	$16,847,047	$1,714,480	$1,238,460	$111,467,290
[3] Investments at cost - affiliated	$190,812	$28,398,364	$1,740,000	$6,255,653	$162,805,750
[4] Foreign currency at cost	$820,658	$4,198,872	$6,093,578	$583,274	—
[5] Premiums received - options written	—	$153,339	—	—	$44,116

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Statements of Assets and Liabilities (concluded)

March 31, 2009 (Unaudited)	Global Opportunities Portfolio	Health Sciences Opportunities Portfolio	International Opportunities Portfolio	Science & Technology Opportunities Portfolio	U.S. Opportunities Portfolio
Net Asset Value
Institutional:
Net Assets	$11,263,451	$136,110,656	$325,250,863	$18,637,998	$436,844,348

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,609,658	6,406,090	15,595,942	3,387,902	19,242,003

Net Asset Value	$7.00	$21.25	$20.85	$5.50	$22.70

Service:
Net Assets	—	$5,406,046	$47,325,003	$58,643	$115,438,046

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	259,511	2,348,820	10,962	5,280,836

Net Asset Value	—	$20.83	$20.15	$5.35	$21.86

Investor A:
Net Assets	$24,979,819	$382,337,311	$332,711,863	$56,037,991	$465,955,123

Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,593,125	18,386,748	16,653,197	10,588,615	21,531,507

Net Asset Value	$6.95	$20.79	$19.98	$5.29	$21.64

Investor B:
Net Assets	$3,213,901	$54,627,520	$24,238,152	$6,076,140	$15,267,399

Shares outstanding, unlimited number of shares authorized, $0.001 par value	470,567	2,771,111	1,303,601	1,231,950	764,280

Net Asset Value	$6.83	$19.71	$18.59	$4.93	$19.98

Investor C:
Net Assets	$10,400,840	$220,295,966	$114,311,205	$14,959,078	$130,919,303

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,524,680	11,194,604	6,166,254	3,033,846	6,557,364

Net Asset Value	$6.82	$19.68	$18.54	$4.93	$19.97

R:
Net Assets	—	—	—	$1,253,785	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	—	229,101	—

Net Asset Value	—	—	—	$5.47	—

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Operations

Six Months Ended March 31, 2009 (Unaudited)	Global Opportunities Portfolio	Health Sciences Opportunities Portfolio	International Opportunities Portfolio	Science & Technology Opportunities Portfolio	U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims	$591,103	$5,662,453	$12,408,468	$622,420	$8,554,407
Interest	9,895	20,329	51,537	3,967	55,808
Interest and dividends - affiliated	2,110	305,712	447,116	5,965	608,712
Securities lending - affiliated	—	104,546	13,865	3,851	563,392
Foreign taxes withheld	(21,843)	(172,850)	(666,291)	(8,052)	—

Total investment income	581,265	5,920,190	12,254,695	628,151	9,782,319

Expenses
Investment advisory	276,334	3,284,046	4,369,844	474,274	5,330,522
Service and distribution - class specific	112,053	2,036,007	1,263,173	187,461	1,308,311
Transfer agent - class specific	70,265	961,445	1,155,007	526,643	1,020,774
Custodian	36,058	39,762	343,972	15,264	42,581
Administration	23,028	309,406	308,737	39,523	338,582
Professional	17,914	30,642	39,206	19,816	24,340
Printing	15,734	178,294	209,002	20,730	157,294
Registration	14,740	35,790	53,130	24,458	64,158
Officer and Trustees	7,900	13,005	13,611	8,056	13,232
Administration - class specific	7,697	109,683	109,445	13,191	120,928
Miscellaneous	12,667	23,742	37,462	8,855	15,124

Total expenses	594,390	7,021,822	7,902,589	1,338,271	8,435,846
Less fees waived by advisor	(7,035)	(17,750)	(24,712)	(528)	(1,131,298)
Less administration fees waived - class specific	(7,251)	—	(15,638)	(13,191)	(50,279)
Less transfer agent fees waived - class specific	(5,006)	—	(3,135)	(9,475)	(7,602)
Less transfer agent fees reimbursed - class specific	(38,873)	—	(32,476)	(338,459)	(250,227)
Less fees paid indirectly	(180)	(2,125)	(1,964)	(460)	(2,551)

Total expenses after waivers, reimbursement and fees paid indirectly	536,045	7,001,947	7,824,664	976,158	6,993,889

Net investment income (loss)	45,220	(1,081,757)	4,430,031	(348,007)	2,788,430

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(25,847,298)	(82,379,773)	(304,880,181)	(26,369,862)	(255,312,230)
Options written	4,200	4,145,119	—	—	335,945
Futures	(1,441,339)	—	(41,817,587)	—	(49,564,243)
Foreign currency transactions	(1,321,218)	7,631,699	(22,696,746)	(301,826)	—

	(28,605,655)	(70,602,955)	(369,394,514)	(26,671,688)	(304,540,528)

Net change in unrealized appreciation/depreciation on:
Investments	(1,715,608)	(128,211,160)	(14,160,222)	(5,709,633)	(23,952,579)
Options written	—	91,379	—	—	23,616
Futures	318,710	—	5,649,505	—	6,073,400
Foreign currency transactions	1,314,078	(4,596,463)	17,427,886	(98,081)	—

	(82,820)	(132,716,244)	8,917,169	(5,807,714)	(17,855,563)

Total realized and unrealized loss	(28,688,475)	(203,319,199)	(360,477,345)	(32,479,402)	(322,396,091)

Net Decrease in Net Assets Resulting from Operations	$(28,643,255)	$(204,400,956)	$(356,047,314)	$(32,827,409)	$(319,607,661)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Statements of Changes in Net Assets

	Global Opportunities Portfolio		Health Sciences Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income (loss)	$45,220	$462,173	$(1,081,757)	$(3,279,561)
Net realized gain (loss)	(28,605,655)	(361,669)	(70,602,955)	94,473,824
Net change in unrealized appreciation/depreciation	(82,820)	(27,365,968)	(132,716,244)	(122,613,081)

Net decrease in net assets resulting from operations	(28,643,255)	(27,265,464)	(204,400,956)	(31,418,818)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(13,294)	(516,368)	—	—
Service	—	—	—	—
Investor A	—	(438,794)	—	—
Investor B	—	(18,976)	—	—
Investor C	—	(63,696)	—	—
Net realized gain:
Institutional	—	(1,500,686)	(14,779,840)	(6,907,979)
Service	—	—	(476,833)	(294,520)
Investor A	—	(1,612,774)	(41,129,678)	(26,251,005)
Investor B	—	(310,579)	(5,993,765)	(2,732,260)
Investor C	—	(756,979)	(22,988,455)	(11,313,900)

Decrease in net assets resulting from dividends and distributions to shareholders	(13,294)	(5,218,852)	(85,368,571)	(47,499,664)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(19,381,206)	28,333,404	(53,426,419)	(116,325,620)

Redemption Fees
Redemption fees	2,676	8,217	49,591	38,516

Net Assets
Total increase (decrease) in net assets	(48,035,079)	(4,142,695)	(343,146,355)	(195,205,586)
Beginning of period	97,893,090	102,035,785	1,141,923,854	1,337,129,440

End of period	$49,858,011	$97,893,090	$798,777,499	$1,141,923,854

End of period undistributed (distributions in excess of) net investment income (loss)	$1,208,218	$1,176,292	$(2,632,767)	$(1,551,010)

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

International Opportunities Portfolio		Science & Technology Opportunities Portfolio		U.S. Opportunities Portfolio
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$4,430,031	$11,548,174	$(348,007)	$(524,742)	$2,788,430	$(1,731,225)
(369,394,514)	38,698,096	(26,671,688)	(677,640)	(304,540,528)	(11,717,699)
8,917,169	(598,796,282)	(5,807,714)	(18,195,547)	(17,855,563)	(147,024,317)

(356,047,314)	(548,550,012)	(32,827,409)	(19,397,929)	(319,607,661)	(160,473,241)

(1,523,480)	(11,844,156)	—	—	(60,616)	—
—	(3,649,556)	—	—	—	—
(153,036)	(11,746,350)	—	—	—	—
—	(1,437,329)	—	—	—	—
—	(3,891,839)	—	—	—	—

—	(70,893,490)	—	—	—	—
—	(25,020,162)	—	—	—	—
—	(81,040,060)	—	—	—	—
—	(15,320,494)	—	—	—	—
—	(39,325,420)	—	—	—	—

(1,676,516)	(264,168,856)	—	—	(60,616)	—

(33,015,788)	468,735,342	(20,643,641)	127,894,166	413,759,593	675,253,305

83,062	105,456	4,847	4,608	208,633	64,821

(390,656,556)	(343,878,070)	(53,466,203)	108,500,845	94,299,949	514,844,885
1,234,493,642	1,578,371,712	150,489,838	41,988,993	1,070,124,270	555,279,385

$843,837,086	$1,234,493,642	$97,023,635	$150,489,838	$1,164,424,219	$1,070,124,270

$23,041,388	$20,287,873	$(495,708)	$(147,701)	$5,574,961	$2,847,147

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

Financial Highlights	Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006
		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$13.31	$10.10	$10.00

Net investment income[2]	0.02	0.09	0.09	0.08
Net realized and unrealized gain (loss)	(2.97)	(2.77)	3.21	0.01

Net increase (decrease) from investment operations	(2.95)	(2.68)	3.30	0.09

Dividends and distributions from:
Net investment income	(0.01)	(0.17)	(0.09)	—
Net realized gain	—	(0.50)	—	—

Total dividends and distributions	(0.01)	(0.67)	(0.09)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$7.00	$9.96	$13.31	$10.10

Total Investment Return
Based on net asset value	(29.67)%[4,5]	(21.16)%[4]	32.81%[4]	1.00%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%[7]	1.32%	1.29%	1.35%[7]

Total expenses	1.51%[7]	1.33%	1.32%	2.25%[7]

Net investment income	0.51%[7]	0.77%	0.78%	1.13%[7]

Supplemental Data
Net assets, end of period (000)	$11,263	$36,625	$35,679	$9,099

Portfolio turnover	96%	181%	107%	110%

	Investor A				Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006
		2008	2007			2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.92	$13.27	$10.08	$10.00	$9.83	$13.16	$10.03	$10.00

Net investment income (loss)[2]	0.01	0.06	0.04	0.05	(0.02)	(0.04)	(0.04)	0.00 [8]
Net realized and unrealized gain (loss)	(2.98)	(2.77)	3.22	0.02	(2.98)	(2.76)	3.22	0.02

Net increase (decrease) from investment operations	(2.97)	(2.71)	3.26	0.07	(3.00)	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	—	(0.14)	(0.07)	—	—	(0.03)	(0.05)	—
Net realized gain	—	(0.50)	—	—	—	(0.50)	—	—

Total dividends and distributions	—	(0.64)	(0.07)	—	—	(0.53)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$6.95	$9.92	$13.27	$10.08	$6.83	$9.83	$13.16	$10.03

Total Investment Return
Based on net asset value[9]	(29.94)%[4,5]	(21.44)%[4]	32.51%[4]	0.80%[5,6]	(30.52)%[4,5]	(22.13)%[4]	31.79%[4]	0.30%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.65%[7]	1.60%	1.56%	1.65%[7]	2.40%[7]	2.36%	2.33%	2.40%[7]

Total expenses	1.83%[7]	1.60%	1.68%	2.84%[7]	2.70%[7]	2.37%	3.06%	4.95%[7]

Net investment income (loss)	0.26%[7]	0.49%	0.36%	0.70%[7]	(0.48)%[7]	(0.30)%	(0.39)%	(0.05)%[7]

Supplemental Data
Net assets, end of period (000)	$24,980	$37,529	$40,467	$23,097	$3,214	$5,665	$7,673	$4,907

Portfolio turnover	96%	181%	107%	110%	96%	181%	107%	110%

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Global Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006
		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.82	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.02)	(0.03)	(0.05)	0.00 [3]
Net realized and unrealized gain (loss)	(2.98)	(2.77)	3.23	0.02

Net increase (decrease) from investment operations	(3.00)	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	—	(0.04)	(0.05)	—
Net realized gain	—	(0.50)	—	—

Total dividends and distributions	—	(0.54)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$6.82	$9.82	$13.16	$10.03

Total Investment Return
Based on net asset value[9]	(30.55)%[4,5]	(22.14)%[4]	31.76%[4]	0.30%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.40%[7]	2.37%	2.35%	2.40%[7]

Total expenses	2.63%[7]	2.38%	2.42%	3.38%[7]

Net investment loss	(0.48)%[7]	(0.26)%	(0.40)%	(0.01)%[7]

Supplemental Data
Net assets, end of period (000)	$10,401	$18,074	$18,217	$10,012

Portfolio turnover	96%	181%	107%	110%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.

7	Annualized.

8	Net investment income (loss) is less than $0.005 per share.

9	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	41

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended February 28, 2005	Year Ended February 29, 2004
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.77	$30.41	$26.18	$24.45	$20.50	$21.15	$11.64

Net investment income (loss)	0.04 [1]	0.08 [1]	0.06 [1]	0.04 [1]	(0.06)[1]	(0.15)	(0.06)
Net realized and unrealized gain (loss)	(5.14)	(0.49)	4.52	2.30	4.02	0.57	10.21

Net increase (decrease) from investment operations	(5.10)	(0.41)	4.58	2.34	3.96	0.42	10.15

Distributions from net realized gain	(2.42)	(1.23)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$21.25	$28.77	$30.41	$26.18	$24.45	$20.50	$21.15

Total Investment Return
Based on net asset value	(17.63)%[3,4]	(1.64)%[3]	17.68%[3]	9.77%[5]	19.32%[3,4]	1.84%	87.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.03%[6]	1.00%	1.02%	1.01%	1.25%[6]	1.25%	1.25%

Total expenses	1.03%[6]	1.00%	1.02%	1.01%	1.37%[6]	1.37%	1.84%

Net investment income (loss)	0.32%[6]	0.28%	0.21%	0.17%	(0.47)%[6]	(0.59)%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$136,111	$185,933	$172,902	$112,563	$31,229	$4,262	$5,067

Portfolio turnover	72%	91%	98%	157%	77%	173%	106%

	Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period January 28, 2005[7] to February 28, 2005
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.20	$29.85	$25.78	$24.15	$20.24	$20.30

Net investment loss	(0.00)[1,2]	(0.02)[1]	(0.02)[1]	(0.03)[1]	(0.12)[1]	(0.01)
Net realized and unrealized gain (loss)	(5.04)	(0.49)	4.44	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	(5.04)	(0.51)	4.42	2.24	3.92	(0.06)

Distributions from net realized gain	(2.33)	(1.14)	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$20.83	$28.20	$29.85	$25.78	$24.15	$20.24

Total Investment Return
Based on net asset value	(17.79)%[3,4]	(1.98)%[3]	17.33%[3]	9.47%[5]	19.37%[3,4]	(0.30)%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.39%[6]	1.35%	1.30%	1.34%	1.55%[6]	0.82%[6]

Total expenses	1.39%[6]	1.35%	1.32%	1.34%	1.64%[6]	0.82%[6]

Net investment loss	(0.02)%[6]	(0.06)%	(0.08)%	(0.12)%	(0.90)%[6]	(0.70)%[6]

Supplemental Data
Net assets, end of period (000)	$5,406	$5,764	$7,806	$4,347	$66	$— [8]

Portfolio turnover	72%	91%	98%	157%	77%	173%

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended February 28, 2005	Year Ended February 29, 2004
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.14	$29.77	$25.72	$24.11	$20.24	$20.96	$11.57

Net investment loss	(0.01)[1]	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.09)[1]	(0.17)	(0.12)
Net realized and unrealized gain (loss)	(5.03)	(0.49)	4.43	2.27	3.97	0.52	10.15

Net increase (decrease) from investment operations	(5.04)	(0.51)	4.40	2.22	3.88	0.35	10.03

Distributions from net realized gain	(2.31)	(1.12)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$20.79	$28.14	$29.77	$25.72	$24.11	$20.24	$20.96

Total Investment Return
Based on net asset value[9]	(17.80)%[3,4]	(1.97)%[3]	17.29%[3]	9.40%[5]	19.17%[3,4]	1.52%	87.13%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.42%[6]	1.35%	1.35%	1.34%	1.55%[6]	1.58%	1.55%

Total expenses	1.43%[6]	1.35%	1.35%	1.45%	1.69%[6]	1.73%	2.11%

Net investment loss	(0.07)%[6]	(0.06)%	(0.13)%	(0.19)%	(0.68)%[6]	(0.90)%	(0.71)%

Supplemental Data
Net assets, end of period (000)	$382,337	$564,943	$697,451	$434,360	$186,545	$76,550	$54,638

Portfolio turnover	72%	91%	98%	157%	77%	173%	106%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

6	Annualized.

7	Commencement of operations.

8	Net assets end of period are less than $500.

9	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	43

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended February 28, 2005	Year Ended February 29, 2004
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.73	$28.28	$24.65	$23.31	$19.65	$20.52	$11.41

Net investment loss	(0.09)[1]	(0.23)[1]	(0.25)[1]	(0.24)[1]	(0.17)[1]	(0.28)	(0.24)
Net realized and unrealized gain (loss)	(4.78)	(0.49)	4.23	2.19	3.84	0.48	9.99

Net increase (decrease) from investment operations	(4.87)	(0.72)	3.98	1.95	3.67	0.20	9.75

Distributions from net realized gain	(2.15)	(0.83)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$19.71	$26.73	$28.28	$24.65	$23.31	$19.65	$20.52

Total Investment Return
Based on net asset value[3]	(18.13)%[4,5]	(2.78)%[4]	16.33%[4]	8.54%[6]	18.68%[4,5]	0.80%	85.89%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.21%[7]	2.14%	2.19%	2.16%	2.25%[7]	2.25%	2.25%

Total expenses	2.21%[7]	2.14%	2.22%	2.16%	2.33%[7]	2.39%	2.91%

Net investment loss	(0.86)%[7]	(0.85)%	(0.96)%	(1.02)%	(1.35)%[7]	(1.58)%	(1.44)%

Supplemental Data
Net assets, end of period (000) .	$54,628	$80,269	$95,231	$78,902	$45,073	$29,495	$22,825

Portfolio turnover	72%	91%	98%	157%	77%	173%	106%

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended February 28, 2005	Year Ended February 29, 2004
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.70	$28.27	$24.62	$23.26	$19.61	$20.47	$11.39

Net investment loss	(0.08)[1]	(0.21)[1]	(0.23)[1]	(0.21)[1]	(0.18)[1]	(0.22)	(0.23)
Net realized and unrealized gain (loss)	(4.77)	(0.47)	4.23	2.18	3.84	0.43	9.95

Net increase (decrease) from investment operations	(4.85)	(0.68)	4.00	1.97	3.66	0.21	9.72

Distributions from net realized gain	(2.17)	(0.89)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$19.68	$26.70	$28.27	$24.62	$23.26	$19.61	$20.47

Total Investment Return
Based on net asset value[3]	(18.09)%[4,5]	(2.66)%[4]	16.43%[4]	8.65%[6]	18.67%[4,5]	0.86%	85.87%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.11%[7]	2.05%	2.11%	2.04%	2.25%[7]	2.25%	2.25%

Total expenses	2.12%[7]	2.05%	2.12%	2.04%	2.32%[7]	2.41%	2.77%

Net investment loss	(0.76)%[7]	(0.76)%	(0.89)%	(0.87)%	(1.41)%[7]	(1.56)%	(1.38)%

Supplemental Data
Net assets, end of period (000)	$220,296	$305,015	$363,739	$254,724	$84,431	$25,248	$11,017

Portfolio turnover	72%	91%	98%	157%	77%	173%	106%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

7	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	45

Financial Highlights (continued)	International Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$29.44	$51.08	$42.16	$34.34	$24.44	$19.96	$28.36	$49.52	$41.06	$33.55	$23.93	$19.59

Net investment income[1]	0.15	0.47	0.48	0.37	0.53	0.08	0.12	0.28	0.32	0.29	0.44	0.06
Net realized and unrealized gain (loss)	(8.64)	(13.66)	14.98	8.57	9.68	4.41	(8.33)	(13.14)	14.58	8.32	9.45	4.29

Net increase (decrease) from investment operations	(8.49)	(13.19)	15.46	8.94	10.21	4.49	(8.21)	(12.86)	14.90	8.61	9.89	4.35

Dividends and distributions from:
Net investment income	(0.10)	(1.21)	(0.71)	(0.37)	(0.32)	(0.02)	—	(1.06)	(0.61)	(0.35)	(0.28)	(0.02)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—	—	—	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(0.10)	(8.45)	(6.54)	(1.13)	(0.32)	(0.02)	—	(8.30)	(6.44)	(1.11)	(0.28)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of period	$20.85	$29.44	$51.08	$42.16	$34.34	$24.44	$20.15	$28.36	$49.52	$41.06	$33.55	$23.93

Total Investment Return
Based on net asset value	(28.86)%[3,4]	(30.87)%[3,5]	40.42%[3]	26.64%[6]	42.13%[7]	22.54%[8]	(28.97)%[3,4]	(31.10)%[3,5]	40.00%[3]	26.30%[6]	41.65%[7]	22.25%[8]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.41%[9]	1.25%	1.25%	1.33%	1.45%	1.45%	1.75%[9]	1.58%	1.58%	1.57%	1.74%	1.75%

Total expenses	1.43%[9]	1.25%	1.25%	1.33%	1.51%	1.58%	1.88%[9]	1.58%	1.59%	1.58%	1.76%	1.91%

Net investment income	1.39%[9]	1.18%	1.06%	0.91%	1.81%	0.31%	1.10%[9]	0.72%	0.73%	0.73%	1.52%	0.21%

Supplemental Data
Net assets, end of period (000)	$325,251	$450,605	$492,444	$336,000	$216,070	$96,535	$47,325	$64,368	$172,135	$128,879	$44,308	$19,167

Portfolio turnover	78%	138%	77%	91%	86%	98%	78%	138%	77%	91%	86%	98%

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	International Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$28.14	$49.19	$40.81	$33.36	$23.78	$19.49

Net investment income (loss)[1]	0.10	0.33	0.30	0.23	0.44	(0.02)
Net realized and unrealized gain (loss)	(8.25)	(13.09)	14.49	8.32	9.38	4.32

Net increase (decrease) from investment operations	(8.15)	(12.76)	14.79	8.55	9.82	4.30

Dividends and distributions from:
Net investment income	(0.01)	(1.05)	(0.58)	(0.35)	(0.25)	(0.02)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(0.01)	(8.29)	(6.41)	(1.11)	(0.25)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of period	$19.98	$28.14	$49.19	$40.81	$33.36	$23.78

Total Investment Return
Based on net asset value[10]	(28.99)%[3,4]	(31.09)%[3,5]	39.98%[3]	26.24%[6]	41.60%[8]	22.11%[11]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.80%[9]	1.58%	1.60%	1.63%	1.75%	1.89%

Total expenses	1.81%[9]	1.58%	1.60%	1.74%	1.86%	2.06%

Net investment income (loss)	1.00%[9]	0.87%	0.69%	0.62%	1.53%	(0.06)%

Supplemental Data
Net assets, end of period (000)	$332,712	$482,526	$555,189	$407,282	$253,710	$99,879

Portfolio turnover	78%	138%	77%	91%	86%	98%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Payment from affiliate of $112,880 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.05%.

9	Annualized.

10	Total investment returns exclude the effects of sales charges.

11	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.06%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	47

Financial Highlights (continued)	International Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$26.29	$46.43	$38.81	$31.97	$22.80	$18.83

Net investment income (loss)[1]	0.02	(0.06)	(0.04)	(0.07)	0.18	(0.21)
Net realized and unrealized gain (loss)	(7.72)	(12.16)	13.74	7.95	9.05	4.19

Net increase (decrease) from investment operations	(7.70)	(12.22)	13.70	7.88	9.23	3.98

Dividends and distributions from:
Net investment income	—	(0.68)	(0.25)	(0.29)	(0.07)	(0.02)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	—	(7.92)	(6.08)	(1.05)	(0.07)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of period	$18.59	$26.29	$46.43	$38.81	$31.97	$22.80

Total Investment Return
Based on net asset value[3]	(29.29)%[4,5]	(31.63)%[4,6]	38.89%[4]	25.24%[7]	40.58%[8]	21.18%[9]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.63%[10]	2.35%	2.37%	2.43%	2.50%	2.65%

Total expenses	2.64%[10]	2.35%	2.37%	2.43%	2.51%	2.72%

Net investment income (loss)	0.20%[10]	(0.15)%	(0.10)%	(0.22)%	0.68%	(0.94)%

Supplemental Data
Net assets, end of period (000)	$24,238	$42,927	$102,624	$91,605	$73,946	$45,167

Portfolio turnover	78%	138%	77%	91%	86%	98%

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$26.21	$46.34	$38.78	$31.93	$22.80	$18.84

Net investment income (loss)[1]	0.02	0.03	(0.03)	(0.04)	0.21	(0.21)
Net realized and unrealized gain (loss)	(7.69)	(12.20)	13.71	7.93	9.01	4.18

Net increase (decrease) from investment operations	(7.67)	(12.17)	13.68	7.89	9.22	3.97

Dividends and distributions from:
Net investment income	—	(0.72)	(0.29)	(0.29)	(0.10)	(0.02)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	—	(7.96)	(6.12)	(1.05)	(0.10)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of period	$18.54	$26.21	$46.34	$38.78	$31.93	$22.80

Total Investment Return
Based on net asset value[3]	(29.26)%[4,5]	(31.61)%[4,6]	38.91%[4]	25.33%[7]	40.60%[9]	21.12%[9]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.58%[10]	2.32%	2.36%	2.37%	2.50%	2.65%

Total expenses	2.59%[10]	2.32%	2.36%	2.37%	2.51%	2.72%

Net investment income (loss)	0.23%[10]	0.08%	(0.08)%	(0.13)%	0.75%	(0.86)%

Supplemental Data
Net assets, end of period (000)	$114,311	$194,068	$255,980	$205,958	$130,138	$54,894

Portfolio turnover	78%	138%	77%	91%	86%	98%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Payment from affiliate of $112,880 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

9	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.05%.

10	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	49

Financial Highlights (continued)	Science & Technology Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.98	$9.03	$7.20	$6.61	$5.42	$5.46	$6.80	$8.83	$7.07	$6.51	$5.35	$5.41

Net investment loss[1]	(0.00)[2]	(0.05)	(0.03)	(0.03)	(0.04)	(0.07)	(0.01)	(0.06)	(0.07)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(1.48)	(2.00)	1.86	0.61	1.23	0.03	(1.44)	(1.97)	1.83	0.60	1.22	0.02

Net increase (decrease) from investment operations	(1.48)	(2.05)	1.83	0.58	1.19	(0.04)	(1.45)	(2.03)	1.76	0.55	1.16	(0.06)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of period	$5.50	$6.98	$9.03	$7.20	$6.61	$5.42	$5.35	$6.80	$8.83	$7.07	$6.51	$5.35

Total Investment Return
Based on net asset value	(21.20)%[3,4]	(22.70)%[3]	25.42%[3]	8.93%[5]	21.96%[3]	(0.73)%[3]	(21.32)%[3,4]	(22.99)%[3]	24.89%[3]	8.60%[5]	21.68%[3]	(1.11)%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%[6]	1.35%	1.35%	1.38%	1.43%	1.43%	1.73%[6]	1.73%	1.73%	1.73%	1.73%	1.73%

Total expenses	2.00%[6]	1.70%	1.91%	1.79%	1.98%	1.63%	1.99%[6]	2.01%	2.30%	2.06%	2.27%	1.94%

Net investment loss	(0.17)%[6]	(0.55)%	(0.44)%	(0.45)%	(0.73)%	(1.12)%	(0.53)%[6]	(0.75)%	(0.85)%	(0.79)%	(1.04)%	(1.41)%

Supplemental Data
Net assets, end of period (000)	$18,638	$42,886	$1,449	$1,262	$847	$1,592	$59	$106	$123	$148	$116	$86

Portfolio turnover	35%	89%	92%	132%	113%	115%	35%	89%	92%	132%	113%	115%

	Investor A						Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.73	$8.74	$7.00	$6.45	$5.31	$5.38	$6.30	$8.26	$6.66	$6.19	$5.13	$5.24

Net investment loss[1]	(0.01)	(0.06)	(0.06)	(0.06)	(0.07)	(0.09)	(0.04)	(0.13)	(0.12)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(1.43)	(1.95)	1.80	0.60	1.21	0.02	(1.33)	(1.83)	1.72	0.57	1.17	0.02

Net increase (decrease) from investment operations	(1.44)	(2.01)	1.74	0.54	1.14	(0.07)	(1.37)	(1.96)	1.60	0.46	1.06	(0.11)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of period	$5.29	$6.73	$8.74	$7.00	$6.45	$5.31	$4.93	$6.30	$8.26	$6.66	$6.19	$5.13

Total Investment Return
Based on net asset value[7]	(21.40)%[3,4]	(23.00)%[3]	24.86%[3]	8.53%[8]	21.47%[3]	(1.30)%[3]	(21.75)%[3,4]	(23.73)%[3]	24.02%[3]	7.59%[8]	20.66%[3]	(2.10)%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.75%[6]	1.75%	1.73%	1.77%	1.84%	1.89%	2.65%[6]	2.65%	2.50%	2.63%	2.59%	2.65%

Total expenses	2.40%[6]	2.04%	2.16%	2.27%	2.35%	2.14%	3.51%[6]	2.96%	3.01%	3.06%	3.00%	2.82%

Net investment loss	(0.55)%[6]	(0.77)%	(0.80)%	(0.83)%	(1.16)%	(1.56)%	(1.45)%[6]	(1.70)%	(1.59)%	(1.73)%	(1.91)%	(2.33)%

Supplemental Data
Net assets, end of period (000)	$56,038	$72,659	$21,632	$13,040	$9,688	$9,929	$6,076	$11,473	$9,030	$10,439	$10,998	$12,315

Portfolio turnover	35%	89%	92%	132%	113%	115%	35%	89%	92%	132%	113%	115%

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Science & Technology Opportunities Portfolio

	Investor C						R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Period September 8, 2008[9] to September 30, 2008
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.29	$8.25	$6.66	$6.19	$5.14	$5.24	$6.97	$7.38

Net investment loss[1]	(0.04)	(0.13)	(0.12)	(0.11)	(0.11)	(0.13)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(1.32)	(1.83)	1.71	0.57	1.16	0.03	(1.47)	(0.40)

Net increase (decrease) from investment operations	(1.36)	(1.96)	1.59	0.46	1.05	(0.10)	(1.50)	(0.41)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$4.93	$6.29	$8.25	$6.66	$6.19	$5.14	$5.47	$6.97

Total Investment Return
Based on net asset value[7]	(21.62)%[3,4]	(23.76)%[3]	23.87%[3]	7.59%[8]	20.43%[3]	(1.91)%[3]	(21.52)%[3,4]	(5.56)%[3,4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.65%[6]	2.62%	2.61%	2.62%	2.59%	2.65%	2.13%[6]	2.13%[6]

Total expenses	3.47%[6]	2.73%	2.88%	2.84%	3.00%	2.80%	2.46%[6]	2.36%[6]

Net investment loss	(1.46)%[6]	(1.67)%	(1.69)%	(1.67)%	(1.91)%	(2.33)%	(0.93)%[6]	(1.49)%[6]

Supplemental Data
Net assets, end of period (000)	$14,959	$22,003	$9,755	$6,511	$2,794	$3,244	$1,254	$1,362

Portfolio turnover	35%	89%	92%	132%	113%	115%	35%	89%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.15%.

6	Annualized.

7	Total investment returns exclude the effects of sales charges.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.16%.

9	Commencement of operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	51

Financial Highlights (continued)	U.S. Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$31.69	$37.05	$29.07	$25.56	$20.34	$16.56	$30.58	$35.89	$28.28	$24.96	$19.93	$16.27

Net investment income (loss)[1]	0.12	0.09	0.03	0.04	(0.15)	(0.17)	0.06	(0.06)	(0.09)	(0.07)	(0.21)	(0.22)
Net realized and unrealized gain (loss)	(9.10)	(5.45)	7.95	3.46	5.37	3.95	(8.78)	(5.25)	7.70	3.38	5.24	3.88

Net increase (decrease) from investment operations	(8.98)	(5.36)	7.98	3.50	5.22	3.78	(8.72)	(5.31)	7.61	3.31	5.03	3.66

Dividends from net investment income	(0.01)	—	—	—	—	—	—	—	—	—	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of period	$22.70	$31.69	$37.05	$29.07	$25.56	$20.34	$21.86	$30.58	$35.89	$28.28	$24.96	$19.93

Total Investment Return
Based on net asset value	(28.35)%[3,4]	(14.47)%[3]	27.45%[3]	13.73%[5]	25.66%[3]	22.83%[3]	(28.52)%[3,4]	(14.80)%[3]	26.91%[3]	13.30%[5]	25.24%[3]	22.50%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.00%[6]	1.00%	1.01%	1.19%	1.60%	1.60%	1.45%[6]	1.43%	1.40%	1.57%	1.90%	1.90%

Total expenses	1.40%[6]	1.42%	1.42%	1.49%	1.73%	1.65%	1.69%[6]	1.68%	1.69%	1.85%	1.97%	1.97%

Net investment income (loss)	1.01%[6]	0.26%	0.09%	0.15%	(0.65)%	(0.92)%	0.57%[6]	(0.17)%	(0.28)%	(0.25)%	(0.96)%	(1.15)%

Supplemental Data
Net assets, end of period (000) .	$436,844	$298,166	$158,094	$20,548	$6,390	$6,074	$115,438	$109,679	$43,763	$1,527	$472	$2,303

Portfolio turnover	71%	164%	106%	120%	94%	106%	71%	164%	106%	120%	94%	106%

	Investor A						Investor B
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$30.29	$35.57	$28.03	$24.76	$19.78	$16.17	$28.06	$33.20	$26.37	$23.45	$18.87	$15.55

Net investment income (loss)[1]	0.05	(0.08)	(0.10)	(0.10)	(0.22)	(0.26)	(0.02)	(0.31)	(0.32)	(0.29)	(0.37)	(0.39)
Net realized and unrealized gain (loss)	(8.70)	(5.20)	7.64	3.36	5.20	3.87	(8.06)	(4.83)	7.15	3.20	4.95	3.71

Net increase (decrease) from investment operations	(8.65)	(5.28)	7.54	3.26	4.98	3.61	(8.08)	(5.14)	6.83	2.91	4.58	3.32

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of period	$21.64	$30.29	$35.57	$28.03	$24.76	$19.78	$19.98	$28.06	$33.20	$26.37	$23.45	$18.87

Total Investment Return
Based on net asset value[7]	(28.56)%[3,4]	(14.84)%[3]	26.90%[3]	13.21%[5]	25.18%[3]	22.33%[3]	(28.75)%[3,4]	(15.48)%[3]	25.90%[3]	12.45%[5]	24.27%[3]	21.35%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.52%[6]	1.48%	1.48%	1.66%	1.97%	2.04%	2.25%[6]	2.22%	2.23%	2.40%	2.72%	2.80%

Total expenses	1.76%[6]	1.73%	1.77%	1.95%	2.08%	2.15%	2.65%[6]	2.56%	2.56%	2.68%	2.73%	2.81%

Net investment income (loss)	0.49%[6]	(0.22)%	(0.32)%	(0.35)%	(1.02)%	(1.36)%	(0.19)%[6]	(0.95)%	(1.06)%	(1.13)%	(1.77)%	(2.12)%

Supplemental Data
Net assets, end of period (000)	$465,955	$495,656	$228,668	$96,194	$31,277	$31,282	$15,267	$20,998	$35,928	$36,093	$37,132	$40,994

Portfolio turnover	71%	164%	106%	120%	94%	106%	71%	164%	106%	120%	94%	106%

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (concluded)	U.S. Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$28.04	$33.18	$26.34	$23.43	$18.85	$15.53

Net investment loss[1]	(0.02)	(0.30)	(0.32)	(0.28)	(0.37)	(0.38)
Net realized and unrealized gain (loss)	(8.05)	(4.84)	7.16	3.18	4.95	3.70

Net increase (decrease) from investment operations	(8.07)	(5.14)	6.84	2.90	4.58	3.32

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of period	$19.97	$28.04	$33.18	$26.34	$23.43	$18.85

Total Investment Return
Based on net asset value[7]	(28.78)%[3,4]	(15.49)%[3]	25.97%[3]	12.42%[5]	24.30%[3]	21.38%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.25%[6]	2.21%	2.20%	2.37%	2.72%	2.81%

Total expenses	2.51%[6]	2.46%	2.51%	2.60%	2.73%	2.83%

Net investment loss	(0.21)%[6]	(0.95)%	(1.04)%	(1.07)%	(1.77)%	(2.13)%

Supplemental Data
Net assets, end of period (000)	$130,919	$145,626	$88,826	$39,427	$20,774	$20,261

Portfolio turnover	71%	164%	106%	120%	94%	106%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

6	Annualized.

7	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	53

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 27 registered portfolios, of which the BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Board of Trustees (the “Board”) of Science & Technology Opportunities and shareholders of the below BlackRock Fund approved a reorganization with BlackRock Technology Fund, Inc. (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place on September 15, 2008.

Target Fund	Acquiring Portfolio
BlackRock Technology Fund, Inc.	Science & Technology Opportunities

Under the agreement and plan of reorganization with respect to the Reorganization, BlackRock Technology Fund, Inc. Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares and R Shares were exchanged for Science & Technology Opportunities Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares and R Shares, respectively. The conversion ratio for each Share class was as follows:

Science & Technology Opportunities
Investor A	0.89302835
Investor B	0.87637176
Investor C	0.87439671
Institutional	0.88413428
R	0.83033708

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolio	Net Assets Combined After Reorganization as of September 15, 2008	Net Assets Prior to Reorganization as of September 15, 2008	Shares Issued	BlackRock Technology Fund, Inc. Shares Redeemed
Science & Technology Opportunities	$172,438,131	$41,095,813	18,216,414	20,570,019

Included in the net assets acquired were the following components:

BlackRock Fund	Paid In Capital	Accumulated Net Realized Loss	Net Unrealized Depreciation	Net Assets
BlackRock Technology Fund, Inc.	$1,344,537,764	$(1,204,274,389)	$(8,921,057)	$131,342,318

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts are traded on exchanges and are valued at their last sale price. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at the net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of

54	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial Futures Contracts – The Portfolios may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage their interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Portfolio as unrealized gains or losses. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward Currency Contracts – A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios may enter into forward currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

•

Options – The Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered”, meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolios bear the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in a Portfolio purchasing a security at a price different from the current market value. The

SEMI-ANNUAL REPORT	MARCH 31, 2009	55

Notes to Financial Statements (continued)

Portfolio may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Portfolios may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., options written and financial futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., options written and financial futures contracts).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities Portfolios’ US federal income tax returns remain open for each of the four years ended September 30, 2008. The statutes of limitations on Global Opportunities’ US federal income tax returns remain open for each of the three years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is

56	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Bank Overdraft: As of March 31, 2009, Science & Technology Opportunities recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750	0.700	0.675	0.650
International Opportunities	1.000	0.950	0.900	0.850
U.S. Opportunities	1.100	1.050	1.025	1.000

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Advisor, to serve as sub-advisor for a portion of the assets of Global Opportunities and BlackRock International, Ltd., an affiliate of the Advisor, to serve as sub-advisor for International Opportunities. The Advisor pays the sub-advisors, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Portfolio to the Advisor.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	R
Global Opportunities	1.35%	1.65%[1]	1.65%	2.40%	2.40%	3.59%[1]
Health Sciences Opportunities	1.25%	1.55%	1.55%	2.25%	2.25%	1.81%[1]
International Opportunities	1.45%	1.75%	1.92%	2.67%	2.67%	2.12%[1]
Science & Technology Opportunities	1.35%	1.73%	1.75%	2.65%	2.65%	2.57%
U.S. Opportunities	1.00%	1.60%	1.60%	2.25%	2.25%	2.32%[1]

1	There were no shares outstanding as of March 31, 2009.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is based on a percentage of the average daily net assets at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees

SEMI-ANNUAL REPORT	MARCH 31, 2009	57

Notes to Financial Statements (continued)

charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and certain other affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
Global Opportunities	$10,651	$—
Health Sciences Opportunities	86,516	57
International Opportunities	110,582	47,655
Science & Technology Opportunities	196,427	536
U.S. Opportunities	68,088	43,507

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending - affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

Securities lending agent fees for the six months ended March 31, 2009
Health Sciences Opportunities	$21,671
International Opportunities	1,281
Science & Technology Opportunities	897
U.S. Opportunities	136,597

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Global Opportunities	$11,823
Health Sciences Opportunities	354,652
International Opportunities	163,454
Science & Technology Opportunities	66,159
U.S. Opportunities	99,401

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	Total
Global Opportunities	$599	—	$2,925	$743	$970	$5,237
Health Sciences Opportunities	2,603	$371	36,180	8,006	12,929	60,089
International Opportunities	6,874	2,009	30,356	3,833	9,069	52,141
Science & Technology Opportunities	3,192	—	6,283	—	—	9,475
U.S. Opportunities	3,609	1,221	32,589	2,118	6,130	45,667

58	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Global Opportunities	$2,487	—	$3,219	$474	$1,517	—	$7,697
Health Sciences Opportunities	18,463	$632	53,081	7,731	29,776	—	109,683
International Opportunities	42,020	5,652	42,127	3,485	16,161	—	109,445
Science & Technology Opportunities	3,169	9	7,009	906	1,943	$155	13,191
U.S. Opportunities	40,959	12,750	50,198	1,975	15,046	—	120,928

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Global Opportunities	$2,283	—	$3,058	$454	$1,456	—	$7,251
International Opportunities	9,585	$4,931	—	589	533	—	15,638
Science & Technology Opportunities	3,169	9	7,009	906	1,943	$155	13,191
U.S. Opportunities	40,959	—	582	1,975	6,763	—	50,279

	Share Classes
Service and Distribution Fees	Service	Investor A	Investor B	Investor C	R	Total
Global Opportunities	—	$32,186	$18,957	$60,910	—	$112,053
Health Sciences Opportunities	$6,327	530,944	309,107	1,189,629	—	2,036,007
International Opportunities	56,503	419,847	139,414	647,409	—	1,263,173
Science & Technology Opportunities	85	70,169	36,293	77,789	$3,125	187,461
U.S. Opportunities	127,498	500,058	78,973	601,782	—	1,308,311

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Global Opportunities	$18,548	—	$29,960	$6,436	$15,321	—	$70,265
Health Sciences Opportunities	84,148	$5,635	547,150	90,588	233,924	—	961,445
International Opportunities	294,135	84,962	509,821	53,274	212,815	—	1,155,007
Science & Technology Opportunities	105,007	191	269,515	47,919	99,241	$4,770	526,643
U.S. Opportunities	232,765	92,557	505,364	31,092	158,996	—	1,020,774

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
Global Opportunities	$562	—	$2,791	$715	$938	$5,006
International Opportunities	1,450	$1,633	—	52	—	3,135
Science & Technology Opportunities	3,192	—	6,283	—	—	9,475
U.S. Opportunities	3,609	—	—	2,118	1,875	7,602

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Global Opportunities	$11,111	—	$13,894	$4,119	$9,749	—	$38,873
International Opportunities	9,813	$22,663	—	—	—	—	32,476
Science & Technology Opportunities	76,202	80	168,608	30,189	61,499	$1,881	338,459
U.S. Opportunities	228,906	—	—	8,938	12,383	—	250,227

SEMI-ANNUAL REPORT	MARCH 31, 2009	59

Notes to Financial Statements (continued)

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Global Opportunities	$51,967	$42,056	$26,563
Health Sciences Opportunities	18,972	—	—
International Opportunities	13,266	25,689	17,408
Science & Technology Opportunities	120,153	386,166	84,039
U.S. Opportunities	1,134,428	2,152,468	420,670

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2009:

Global Opportunities	$263,545
Science & Technology Opportunities	109,289
U.S. Opportunities	427,587

For the three months ended December 31, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned commissions on transactions of securities as follows:

Global Opportunities	$4,473
Health Sciences Opportunities	14,892
Science & Technology Opportunities	8,460
U.S. Opportunities	38,457

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Global Opportunities	$1,145
Health Sciences Opportunities	13,692
International Opportunities	33,523
Science & Technology Opportunities	3,866
U.S. Opportunities	45,662

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B and C Shares:

	Investor A	Investor B	Investor C
Global Opportunities	$—	$14,067	$5,452
Health Sciences Opportunities	5,044	106,757	16,302
International Opportunities	19,777	63,114	55,197
Science & Technology
Opportunities	232	6,056	2,124
U.S. Opportunities	3,371	28,323	59,545

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009, was as follows which is included in interest and dividends – affiliated on the Statements of Operations:

Global Opportunities	$122
Health Sciences Opportunities	1,349
International Opportunities	1,266
Science & Technology Opportunities	403
U.S. Opportunities	1,377

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Global Opportunities	$59,418,712	$71,402,221
Health Sciences Opportunities	599,222,913	628,011,910
International Opportunities	665,317,775	632,456,324
Science & Technology Opportunities	36,247,968	56,461,434
U.S. Opportunities	1,045,750,092	637,523,737

Written options transactions entered into during the six months ended March 31, 2009 are summarized as follows:

Global Opportunities	Contracts	Premium
Balance at 9/30/08	—	$—
Written	(100)	(8,750)
Expired	50	4,200
Closed	—	—
Exercised	50	4,550

Balance at 3/31/09	—	$—

Health Sciences Opportunities	Contracts	Premium
Balance at 9/30/08	—	$—
Written	(226,985)	(8,926,641)
Expired	23,005	3,923,794
Closed	191,181	2,902,250
Exercised	11,109	1,947,258

Balance at 3/31/09	(1,690)	$(153,339)

60	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

U.S. Opportunities	Contracts	Premium
Balance at 9/30/08	—	$—
Written	(1,789)	(380,061)
Expired	1,461	335,945
Closed	—	—
Exercised	—	—

Balance at 3/31/09	(328)	$(44,116)

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

5. Capital Loss Carryforward:

As of September 30, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011	2015
Science & Technology Opportunities	$226,710,557	$7,544,799	$—	$54,937,681
U.S. Opportunities	—	36,277,437	16,513,511	—

6. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	366,391	$2,823,464	1,871,396	$22,994,920
Shares issued in reinvestment of dividends and distributions	1,598	12,017	52,175	655,316

Total issued	367,989	2,835,481	1,923,571	23,650,236
Shares redeemed	(2,434,790)	(17,456,833)	(927,987)	(10,862,583)

Net increase (decrease)	(2,066,801)	$(14,621,352)	995,584	$12,787,653

Investor A
Shares sold	1,073,356	$7,538,821	2,077,064	$24,760,185
Shares issued in reinvestment of dividends and distributions	—	—	138,763	1,741,483

Total issued	1,073,356	7,538,821	2,215,827	26,501,668
Shares redeemed	(1,262,369)	(9,241,887)	(1,483,646)	(16,792,204)

Net increase (decrease)	(189,013)	(1,703,066)	732,181	$9,709,464

SEMI-ANNUAL REPORT	MARCH 31, 2009	61

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Global Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	20,754	$151,242	129,011	$1,612,083
Shares issued in reinvestment of dividends and distributions	—	—	17,440	218,352

Total issued	20,754	151,242	146,451	1,830,435
Shares redeemed	(126,688)	(913,700)	(153,153)	(1,781,665)

Net increase (decrease)	(105,934)	$(762,458)	(6,702)	$48,770

Investor C
Shares sold	379,140	$2,822,226	902,717	$11,026,553
Shares issued in reinvestment of dividends and distributions	—	—	41,450	518,953

Total issued	379,140	2,822,226	944,167	11,545,506
Shares redeemed	(695,163)	(5,116,556)	(487,805)	(5,757,989)

Net increase (decrease)	(316,023)	$(2,294,330)	456,362	$5,787,517

Health Sciences Opportunities
Institutional
Shares sold	1,889,357	$43,831,012	2,360,582	$71,114,202
Shares issued in reinvestment of dividends and distributions	654,857	13,743,792	206,270	6,381,988

Total issued	2,544,214	57,574,804	2,566,852	77,496,190
Shares redeemed	(2,600,620)	(58,801,768)	(1,789,484)	(52,047,635)

Net increase (decrease)	(56,406)	$(1,226,964)	777,368	$25,448,555

Service
Shares sold	89,172	$1,999,134	68,625	$1,990,269
Shares issued in reinvestment of dividends and distributions	22,209	457,497	9,591	291,761

Total issued	111,381	2,456,631	78,216	2,282,030
Shares redeemed	(56,236)	(1,279,773)	(135,331)	(3,869,823)

Net increase (decrease)	55,145	$1,176,858	(57,115)	$(1,587,793)

Investor A
Shares sold	3,071,148	$67,107,970	3,866,195	$112,836,542
Shares issued in reinvestment of dividends and distributions	1,779,579	36,587,917	774,671	23,511,250

Total issued	4,850,727	103,695,887	4,640,866	136,347,792
Shares redeemed	(6,539,117)	(144,883,010)	(7,991,237)	(229,010,671)

Net decrease	(1,688,390)	$(41,187,123)	(3,350,371)	$(92,662,879)

62	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Health Sciences Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	118,088	$2,418,642	134,108	$3,724,930
Shares issued in reinvestment of dividends and distributions	288,269	5,632,774	88,135	2,556,802

Total issued	406,357	8,051,416	222,243	6,281,732
Shares redeemed	(637,827)	(13,313,527)	(587,431)	(16,148,103)

Net decrease	(231,470)	$(5,262,111)	(365,188)	$(9,866,371)

Investor C
Shares sold	806,964	$16,591,103	837,443	$23,392,641
Shares issued in reinvestment of dividends and distributions	1,084,301	21,143,009	362,228	10,486,508

Total issued	1,891,265	37,734,112	1,199,671	33,879,149
Shares redeemed	(2,122,136)	(44,661,191)	(2,642,187)	(71,536,281)

Net decrease	(230,871)	$(6,927,079)	(1,442,516)	$(37,657,132)

International Opportunities
Institutional
Shares sold	5,638,074	$124,928,216	8,315,655	$319,379,089
Shares issued in reinvestment of dividends and distributions	44,657	1,008,792	1,290,442	54,624,699

Total issued	5,682,731	125,937,008	9,606,097	374,003,788
Shares redeemed	(5,392,224)	(116,240,856)	(3,940,492)	(148,720,827)

Net increase	290,507	$9,696,152	5,665,605	$225,282,961

Service
Shares sold	880,191	$18,429,534	924,653	$34,809,315
Shares issued in reinvestment of dividends and distributions	—	—	664,200	27,165,771

Total issued	880,191	18,429,534	1,588,853	61,975,086
Shares redeemed	(800,684)	(17,096,454)	(2,795,756)	(98,602,667)

Net increase (decrease)	79,507	$1,333,080	(1,206,903)	$(36,627,581)

Investor A
Shares sold	5,677,874	$118,534,318	8,805,941	$329,503,186
Shares issued in reinvestment of dividends and distributions	6,522	141,330	2,080,883	84,442,326

Total issued	5,684,396	118,675,648	10,886,824	413,945,512
Shares redeemed	(6,175,548)	(132,108,781)	(5,029,800)	(185,085,966)

Net increase (decrease)	(491,152)	$(13,433,133)	5,857,024	$228,859,546

SEMI-ANNUAL REPORT	MARCH 31, 2009	63

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
International Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	63,147	$1,221,842	211,829	$7,530,494
Shares issued in reinvestment of dividends and distributions	—	—	403,239	15,379,610

Total issued	63,147	1,221,842	615,068	22,910,104
Shares redeemed	(392,405)	(7,665,552)	(1,192,608)	(42,182,227)

Net decrease	(329,258)	$(6,443,710)	(577,540)	$(19,272,123)

Investor C
Shares sold	732,177	$14,377,182	2,674,323	$93,386,640
Shares issued in reinvestment of dividends and distributions	—	—	1,055,533	40,132,456

Total issued	732,177	14,377,182	3,729,856	133,519,096
Shares redeemed	(1,970,663)	(38,545,359)	(1,849,406)	(63,026,557)

Net increase (decrease)	(1,238,486)	$(24,168,177)	1,880,450	$70,492,539

Science & Technology Opportunities
Institutional
Shares issued from the reorganization	—	$—	5,985,171	$44,785,989
Shares sold	211,480	1,097,021	200,203	1,729,191

Total issued	211,480	1,097,021	6,185,374	46,515,180
Shares redeemed	(2,970,913)	(15,717,566)	(198,473)	(1,555,290)

Net increase (decrease)	(2,759,433)	$(14,620,545)	5,986,901	$44,959,890

Service
Shares sold	849	$4,874	7,103	$61,566
Shares redeemed	(5,505)	(28,353)	(5,386)	(41,218)

Net increase (decrease)	(4,656)	$(23,479)	1,717	$20,348

Investor A
Shares issued from the reorganization	—	$—	8,192,933	$59,135,218
Shares sold	1,360,578	7,235,368	2,789,422	21,786,402

Total issued	1,360,578	7,235,368	10,982,355	80,921,620
Shares redeemed	(1,576,311)	(8,263,833)	(2,652,055)	(19,857,422)

Net increase (decrease)	(215,733)	$(1,028,465)	8,330,300	$61,064,198

64	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Science & Technology Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares issued from the reorganization	—	$—	1,380,801	$9,336,277
Shares sold	79,113	388,098	153,054	1,159,204

Total issued	79,113	388,098	1,533,855	10,495,481
Shares redeemed	(668,157)	(3,240,147)	(806,074)	(5,864,330)

Net increase (decrease)	(589,044)	$(2,852,049)	727,781	$4,631,151

Investor C
Shares issued from the reorganization	—	$—	2,471,268	$16,692,503
Shares sold	191,409	928,758	288,948	2,212,142

Total issued	191,409	928,758	2,760,216	18,904,645
Shares redeemed	(656,876)	(3,248,864)	(443,267)	(3,147,730)

Net increase (decrease)	(465,467)	$(2,320,106)	2,316,949	$15,756,915

R
Shares issued from the reorganization	—	$—	186,241	$1,392,331
Shares sold	67,392	380,565	12,787	94,885

Total issued	67,392	380,565	199,028	1,487,216
Shares redeemed	(33,782)	(179,562)	(3,537)	(25,552)

Net increase	33,610	$201,003	195,491	$1,461,664

U.S. Opportunities
Institutional
Shares sold	12,585,327	$295,846,450	6,527,636	$232,856,375
Shares issued in reinvestment of dividends	1,747	37,968	—	—

Total issued	12,587,074	295,884,418	6,527,636	232,856,375
Shares redeemed	(2,753,211)	(63,029,753)	(1,386,445)	(48,859,106)

Net increase	9,833,863	$232,854,665	5,141,191	$183,997,269

Service
Shares sold	2,882,495	$64,344,882	3,094,115	$107,890,871
Shares redeemed	(1,187,870)	(26,025,892)	(727,325)	(24,788,342)

Net increase	1,694,625	$38,318,990	2,366,790	$83,102,529

Investor A
Shares sold	11,133,074	$247,716,338	12,405,934	$421,435,122
Shares redeemed	(5,967,703)	(134,261,506)	(2,468,662)	(83,100,583)

Net increase	5,165,371	$113,454,832	9,937,272	$338,334,539

SEMI-ANNUAL REPORT	MARCH 31, 2009	65

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
U.S. Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	174,206	$3,621,484	309,367	$9,956,416
Shares redeemed	(158,239)	(3,191,173)	(643,101)	(20,686,509)

Net increase (decrease)	15,967	$430,311	(333,734)	$(10,730,093)

Investor C
Shares sold	2,496,768	$51,801,720	3,202,904	$102,028,096
Shares redeemed	(1,132,338)	(23,100,925)	(687,264)	(21,479,035)

Net increase	1,364,430	$28,700,795	2,515,640	$80,549,061

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

66	SEMI-ANNUAL REPORT	MARCH 31, 2009

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Member of the Audit Committee and Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Member of the Audit Committee and Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor - International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Sub-Advisor - Global Opportunities Portfolio

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

SEMI-ANNUAL REPORT	MARCH 31, 2009	67

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To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up 3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

68	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

SEMI-ANNUAL REPORT	MARCH 31, 2009	69

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

70	SEMI-ANNUAL REPORT	MARCH 31, 2009

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-3/09-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Asset Allocation Portfolio of BlackRock FundsSM

SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters — even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period, the Portfolio underperformed its benchmark, a 60%/40% composite of the S&P 500 Index and the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

Stock selection by the Portfolio’s underlying managers detracted from performance over the reporting period. Our fixed income allocation was a large detractor, followed by our global energy, large value and small core equity strategies.

•

By contrast, allocation decisions among the Portfolio’s underlying managers were positive. This effect was equally split between broad allocation decisions (stocks, bonds and cash) and sub-allocation to the Portfolio’s underlying managers. Among the Portfolio’s underlying managers, the domestic large growth and non-US equity segment, both smaller cap and large cap, made the most significant contribution.

Describe recent Portfolio activity.

•	We added US large cap and European large cap equity exposure in mid- December to reduce the equity underweight and bring the Portfolio closer to a neutral equity stance.

•	At the end of the period, we moved the Portfolio from slightly overweight equities to flat by reducing European large cap exposure.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was neutral relative to the benchmark in its equity and fixed income weightings. We favor US stocks to developed international ones, remain neutral on value versus growth and prefer large cap to small cap. Our fixed income allocations are tilted toward the inflation and credit sectors.

•

Looking ahead, we believe that 2009 will present a strong opportunity for security selection as the market begins to differentiate winning names from losing ones in both the equity and fixed income universes. Accordingly, a large part of the Portfolio’s active risk is allocated to our set of underlying managers, through which we have strong prospects of creating alpha.

Portfolio Profile as of March 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments
Federal National Mortgage Assoc.	14%
Federal Home Loan Mortgage Corp.	4
Government National Mortgage Assoc.	3
JPMorgan Chase & Co.	2
The Bear Stearns Cos., Inc.	1
Credit Suisse Group.	1
Wells Fargo & Co.	1
Morgan Stanley	1
General Electric Co.	1
Student Loan Marketing Corp.	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	49%
U.S. Government Sponsored Agency Mortgage-Backed Securities	18
Corporate Bonds	12
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	10
U.S. Government Sponsored Agency Obligations	4
Asset Backed Securities	4
Foreign Government Obligations	1
U.S. Treasury Obligations	1
Capital Trusts	1

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional shares do not have a sales charge.

[2]	The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of the NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

[4]

An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(17.84)%	(26.69)%	N/A	(0.83)%	N/A	3.09%	N/A
Service	(17.94)	(26.83)	N/A	(1.07)	N/A	2.86	N/A
Investor A	(17.99)	(26.93)	(30.76)%	(1.18)	(2.23)%	2.76	2.20%
Investor B	(18.29)	(27.66)	(30.82)	(1.95)	(2.25)	2.16	2.16
Investor C	(18.28)	(27.46)	(28.16)	(1.90)	(1.90)	2.02	2.02
60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index	(17.55)	(23.35)	N/A	(1.03)	N/A	0.73	N/A

[5]

Assuming maximum sales charge. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$821.60	$3.91	$1,000.00	$1,020.66	$4.34
Service	$1,000.00	$820.60	$5.13	$1,000.00	$1,019.30	$5.70
Investor A	$1,000.00	$820.10	$5.76	$1,000.00	$1,018.59	$6.41
Investor B	$1,000.00	$817.10	$9.38	$1,000.00	$1,014.55	$10.45
Investor C	$1,000.00	$817.20	$8.93	$1,000.00	$1,015.05	$9.95

[6]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.86% for Institutional, 1.13% for Service, 1.27% for Investor A, 2.07% for Investor B and 1.97% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	5

About Portfolio Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing the Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Portfolio for the periods prior to January 31, 2005 is based on performance of the former State Street Research mutual fund that reorganized with the Portfolio on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through borrowings or issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolio, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Instruments

The Portfolio may invest in various derivative instruments, including swap agreements, swaptions, futures and forward currency contracts, and other instruments specified in the Notes to Financial Statements, which constitute additional forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	7

Summary Schedule of Investments March 31, 2009 (Unaudited)

This summary schedule of investments is presented to help investors focus on the Portfolio’s principal holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Portfolio’s net assets and affiliated issues. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Asset Backed Securities	Par (000)	Value	Percentages of Net Assets
MBNA Credit Card Master Note Trust, Series 06-A4, Class A4,
0.55%, 9/15/11(a)	$1,650	$1,648,303	0.4%
Student Loan Marketing Assoc. Student Loan Trust, Series 05-4, Class A2,
1.24%, 4/26/21(a)	475	459,091	0.1%
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)	1,720	1,682,043	0.4%
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(a)	440	429,744	0.1%
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(a)	1,170	1,105,865	0.2%
Other Securities(b)		10,555,932	2.4%

Total Asset Backed Securities — 3.6%		15,880,978	3.6%

Capital Trusts
Commercial Banks — 0.1%
Other Securities		589,197	0.1%

Diversified Financial Services — 0.5%
Credit Suisse Guernsey Ltd. (Switzerland), Unsecured Notes,
5.86%(a)(c)(d)	530	196,416	0.0%
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(a)	475	230,652	0.1%
JPMorgan Chase & Co., Subordinated Depositary Shares,
7.90%(a)(d)	775	498,046	0.1%
JPMorgan Chase Capital XXV, Subordinated Capital Securities,
6.80%, 10/01/37	1,150	761,612	0.2%
Other Securities		496,201	0.1%

		2,182,927	0.5%

Insurance — 0.1%
Other Securities		416,007	0.1%

Total Capital Trusts — 0.7%		3,188,131	0.7%

Collateralized Debt
Obligations — 0.0%
Other Securities		—	0.0%

Common Stocks	Shares
Aerospace & Defense — 0.9%
Other Securities		3,931,076	0.9%

Air Freight & Logistics — 0.3%
Other Securities		1,339,213	0.3%

Airlines — 0.3%
Other Securities		1,209,686	0.3%

Auto Components — 0.2%
Other Securities		753,146	0.2%

Automobiles — 0.3%
Other Securities		1,424,230	0.3%

Beverages — 0.9%
The Coca-Cola Co.	42,873	1,884,268	0.4%
Other Securities		2,003,900	0.5%

		3,888,168	0.9%

Biotechnology — 0.9%
Other Securities		3,727,902	0.9%

Building Products — 0.0%
Other Securities		61,500	0.0%

Capital Markets — 0.9%
Morgan Stanley	12,100	275,517	0.0%
Other Securities		3,849,271	0.9%

		4,124,788	0.9%

Chemicals — 1.0%
Other Securities		4,351,514	1.0%

Commercial Banks — 1.7%
Wells Fargo & Co.	42,500	605,200	0.2%
Other Securities		6,727,199	1.5%

		7,332,399	1.7%

Portfolio Abbreviations

To simplify the listings of Portfolio holdings in the Schedule of Investments, we have abbreviated certain descriptions according to the list on the right.	AUD	Australian Dollar	HKD	Hong Kong Dollar
	CAD	Canadian Dollar	JPY	Japanese Yen
	CHF	Swiss Francs	LIBOR	London InterBank Offered Rate
	CZK	Czech Koruna	NOK	Norwegian Krone
	DJIA	Dow Jones Industrial Average	SEK	Swedish Krona
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	TBA	To-Be-Announced
	GBP	British Pound	USD	United States Dollar
			ZAR	South African Rand

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Summary Schedule of Investments (continued)

Common Stocks	Shares	Value	Percentage of Net Assets
Commercial Services & Supplies — 0.9%
Other Securities		$3,739,748	0.9%

Communications Equipment — 1.4%
Cisco Systems, Inc.(e)	103,816	1,740,994	0.4%
QUALCOMM, Inc.	63,922	2,487,205	0.6%
Other Securities		1,814,497	0.4%

		6,042,696	1.4%

Computers & Peripherals — 1.4%
Apple, Inc.(e)	16,234	1,706,518	0.4%
International Business Machines Corp.	20,625	1,998,356	0.5%
Other Securities		2,323,735	0.5%

		6,028,609	1.4%

Construction & Engineering — 0.3%
Other Securities		1,294,569	0.3%

Construction Materials — 0.0%
Other Securities		13,877	0.0%

Consumer Finance — 0.0%
Other Securities		83,232	0.0%

Containers & Packaging — 0.3%
Other Securities		1,523,842	0.3%

Distributors — 0.0%
Other Securities		89,336	0.0%

Diversified Consumer Services — 0.3%
Other Securities		1,295,030	0.3%

Diversified Financial Services — 1.1%
JPMorgan Chase & Co.	62,025	1,648,625	0.4%
Other Securities		3,209,774	0.7%

		4,858,399	1.1%

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	62,099	1,564,895	0.3%
Other Securities		3,390,943	0.8%

		4,955,838	1.1%

Electric Utilities — 0.8%
Other Securities		3,415,609	0.8%

Electrical Equipment — 0.3%
Other Securities		1,088,968	0.3%

Electronic Equipment, Instruments & Components — 0.5%
Other Securities		2,251,685	0.5%

Energy Equipment & Services — 1.3%
Other Securities		5,649,038	1.3%

Food & Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	45,586	2,375,030	0.5%
Other Securities		3,515,154	0.8%

		5,890,184	1.3%

Food Products — 1.0%
Other Securities		4,580,004	1.0%

Gas Utilities — 0.3%
Other Securities		1,311,982	0.3%

Health Care Equipment & Supplies — 0.9%
Other Securities		4,109,943	0.9%

Health Care Providers & Services — 1.5%
Other Securities		6,641,863	1.5%

Health Care Technology — 0.1%
Other Securities		288,048	0.1%

Hotels, Restaurants & Leisure — 1.1%
Other Securities		4,897,376	1.1%

Household Durables — 0.3%
Other Securities		1,477,250	0.3%

Household Products — 0.5%
Other Securities		2,184,180	0.5%

Independent Power Producers & Energy Traders — 0.1%
Other Securities		387,739	0.1%

Industrial Conglomerates — 0.6%
Other Securities		2,764,722	0.6%

Insurance — 1.8%
Other Securities		7,718,027	1.8%

Internet & Catalog Retail — 0.3%
Other Securities		1,314,408	0.3%

Internet Software & Services — 0.7%
Google, Inc. - Class A(e)	4,722	1,643,539	0.4%
Other Securities		1,583,765	0.3%

		3,227,304	0.7%

IT Services — 0.6%
Other Securities		2,720,753	0.6%

Leisure Equipment & Products — 0.1%
Other Securities		331,369	0.1%

Life Sciences Tools & Services — 0.3%
Other Securities		1,370,169	0.3%

Machinery — 1.4%
Danaher Corp.	28,500	1,545,270	0.4%
Other Securities		4,496,779	1.0%

		6,042,049	1.4%

Media — 1.1%
Other Securities		4,682,414	1.1%

Metals & Mining — 1.6%
Eldorado Gold Corp., Exchange Receipts (acquired 7/14/08, cost $0, unrestricted issue on 7/14/08 was valued at $8.72 per share)(e)(f)	79,200	0	0.0%
Other Securities		6,822,552	1.6%

		6,822,552	1.6%

Multiline Retail — 0.6%
Other Securities		2,499,287	0.6%

Multi-Utilities — 0.5%
Other Securities		2,186,719	0.5%

Office Electronics — 0.2%
Other Securities		843,916	0.2%

Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	23,675	1,591,907	0.4%
Exxon Mobil Corp.	59,800	4,072,380	0.9%

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	9

Summary Schedule of Investments (continued)

	Shares	Value	Percentage of Net Assets
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Longview Energy Co. (acquired 8/13/04, cost $48,000)(e)(f)	3,200	$58,720	0.0%
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(e)(f)	8,685	117,161	0.0%
Other Securities		17,827,767	4.1%

		23,667,935	5.4%

Paper & Forest Products — 0.1%
Other Securities		299,176	0.1%

Personal Products — 0.1%
Other Securities		377,883	0.1%

Pharmaceuticals — 2.7%
Abbott Laboratories	37,425	1,785,173	0.4%
Johnson & Johnson	31,200	1,641,120	0.4%
Other Securities		8,441,721	1.9%

		11,868,014	2.7%

Professional Services — 0.1%
Other Securities		608,512	0.1%

Real Estate Investment Trusts — 0.6%
Other Securities		2,630,409	0.6%

Real Estate Management & Development — 0.3%
Other Securities		1,223,895	0.3%

Road & Rail — 0.5%
Other Securities		2,093,807	0.5%

Semiconductors & Semiconductor Equipment — 1.4%
Other Securities		6,208,400	1.4%

Software — 2.2%
Microsoft Corp.	88,625	1,628,041	0.4%
Oracle Corp.	91,950	1,661,536	0.4%
Other Securities		6,130,892	1.4%

		9,420,469	2.2%

Specialty Retail — 1.3%
Other Securities		5,756,134	1.3%

Textiles, Apparel & Luxury Goods — 0.4%
Other Securities		1,536,259	0.4%

Thrifts & Mortgage Finance — 0.1%
Other Securities		596,462	0.1%

Tobacco — 0.4%
Other Securities		1,746,766	0.4%

Trading Companies & Distributors — 0.2%
Other Securities		1,070,579	0.2%

Transportation Infrastructure — 0.1%
Other Securities		467,704	0.1%

Water Utilities — 0.0%
Other Securities		205,165	0.0%

Wireless Telecommunication Services — 0.9%
Other Securities		3,892,671	0.9%

Total Common Stocks — 50.8%		222,436,596	50.8%

	Par (000)
Corporate Bonds
Aerospace & Defense — 0.0%
Other Securities		32,987	0.0%

Air Freight & Logistics — 0.3%
Other Securities		1,227,998	0.3%

Auto Components — 0.0%
Other Securities		122,200	0.0%

Capital Markets — 0.7%
Morgan Stanley, Senior Notes,
1.65%, 1/09/12(a)	$925	742,388	0.2%
5.55%, 4/27/17	115	102,332	0.0%
Other Securities		2,281,830	0.5%

		3,126,550	0.7%

Chemicals — 0.0%
Other Securities		167,500	0.0%

Commercial Banks — 0.9%
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(c)	1,700	1,718,583	0.4%
Other Securities		2,194,403	0.5%

		3,912,986	0.9%

Commercial Services & Supplies — 0.0%
Other Securities		22,638	0.0%

Computers & Peripherals — 0.2%
Other Securities		717,072	0.2%

Consumer Finance — 0.1%
Other Securities		505,822	0.1%

Containers & Packaging — 0.1%
Other Securities		250,625	0.1%

Diversified Financial Services — 2.3%
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	655	667,030	0.2%
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11	2,800	2,807,451	0.6%
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10	300	297,697	0.1%
6.75%, 3/15/32	50	40,545	0.0%
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37	505	373,457	0.1%
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11	1,800	1,807,546	0.4%
5.60%, 6/01/11	550	555,329	0.1%
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17	425	406,575	0.1%
Other Securities		3,168,065	0.7%

		10,123,695	2.3%

Diversified Telecommunication Services — 0.9%
Other Securities		4,119,949	0.9%

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Summary Schedule of Investments (continued)

Corporate Bonds	Par (000)	Value	Percentage of Net Assets
Electric Utilities — 0.3%
Other Securities		$1,484,453	0.3%

Energy Equipment & Services — 0.1%
Other Securities		201,425	0.1%

Food & Staples Retailing — 0.3%
Other Securities		1,428,355	0.3%

Food Products — 0.3%
Other Securities		1,480,883	0.3%

Gas Utilities — 0.2%
Other Securities		857,426	0.2%

Health Care Equipment & Supplies — 0.1%
Other Securities		256,163	0.1%

Health Care Providers & Services — 0.0%
Other Securities		188,025	0.0%

Hotels, Restaurants & Leisure — 0.1%
Other Securities		425,744	0.1%

Household Durables — 0.5%
Other Securities		2,138,524	0.5%

Independent Power Producers & Energy Traders — 0.0%
Other Securities		176,700	0.0%

Insurance — 0.4%
Other Securities		1,741,253	0.4%

Internet & Catalog Retail — 0.2%
Other Securities		728,400	0.2%

Media — 1.1%
Other Securities		4,578,834	1.1%

Metals & Mining — 0.0%
Other Securities		9,100	0.0%

Multiline Retail — 0.0%
Other Securities		196,239	0.0%

Oil, Gas & Consumable Fuels — 1.0%
Other Securities		4,238,456	1.0%

Paper & Forest Products — 0.0%
Other Securities		90,916	0.0%

Other Securities		22,875	0.0%

Pharmaceuticals — 1.0%
Other Securities		4,408,561	1.0%

Software — 0.2%
Other Securities		1,011,870	0.2%

Specialty Retail — 0.2%
Other Securities		675,981	0.2%

Tobacco — 0.1%
Other Securities		297,628	0.1%

Wireless Telecommunication Services — 0.4%
Other Securities		1,743,294	0.4%

Total Corporate Bonds — 12.0%		52,711,127	12.0%

Exchange-Traded Funds — 0.1%	Shares
Other Securities	7,863	290,070	0.1%

Foreign Government Obligations	Par (000)
Argentina — 0.0%
Other Securities(b)		25,775	0.0%

Brazil — 0.2%
Other Securities		1,084,050	0.2%

Colombia — 0.1%
Other Securities		313,688	0.1%

El Salvador — 0.0%
Other Securities		40,150	0.0%

Germany — 0.1%
Other Securities		448,780	0.1%

Indonesia — 0.0%
Other Securities		152,378	0.0%

Israel — 0.1%
Other Securities		216,131	0.1%

Mexico — 0.1%
Other Securities		321,924	0.1%

Panama — 0.1%
Other Securities		262,300	0.1%

Peru — 0.0%
Other Securities		102,925	0.0%

Philippines — 0.1%
Other Securities		423,650	0.1%

Russia — 0.0%
Other Securities(b)		184,814	0.0%

Turkey — 0.1%
Other Securities		487,600	0.1%

Ukraine — 0.0%
Other Securities		43,000	0.0%

United Kingdom — 0.1%
Other Securities		384,224	0.1%

Uruguay — 0.0%
Other Securities		132,000	0.0%

Venezuela — 0.1%
Other Securities		290,250	0.1%

Total Foreign Government Obligations — 1.1%		4,913,639	1.1%

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities Collateralized Mortgage Obligations — 4.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1, 5.37%, 8/25/35(a)	$3,978	2,571,394	0.6%

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	11

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentage of Net Assets
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Bear Stearns Adjustable Rate Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(a)	$1,643	$838,263	0.2%
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	136	98,618	0.0%
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	139	103,085	0.0%
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.62%, 3/25/37(a)	3,301	1,612,104	0.4%
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(a)	1,794	1,377,635	0.3%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class IIA2,
4.19%, 6/25/35(a)	1,921	1,422,740	0.3%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(a)	360	226,280	0.0%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(a)	625	345,757	0.1%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.08%, 3/25/36(a)	1,933	1,106,321	0.3%
Other Securities		10,076,405	2.3%

		19,778,602	4.5%

Commercial Mortgage-Backed Securities — 5.9%
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32(a)	462	466,378	0.1%
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1,
5.92%, 10/15/36	223	223,646	0.1%
Bear Stearns Commercial Mortgage Securities, Inc., Series 03-T12, Class A4,
4.68%, 9/13/13(a)	1,025	898,356	0.2%
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2,
7.08%, 7/15/31	94	93,986	0.0%
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D,
6.61%, 12/15/35	1,450	1,328,099	0.3%
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3,
6.13%, 3/15/12	1,000	981,652	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 8/15/12	1,090	1,031,918	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	1,010	952,972	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5,
3.94%, 5/15/38	1,020	879,407	0.2%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(a)	1,220	973,766	0.2%
Morgan Stanley Capital I, Inc., Series 01-TOP1, Class A4,
6.66%, 2/15/33	845	838,898	0.2%
Morgan Stanley Capital I, Inc., Series 02-TOP7, Class A1,
5.38%, 1/15/39	154	153,840	0.0%
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4A,
4.99%, 8/13/42	2,405	1,934,760	0.5%
Morgan Stanley Capital I, Series 03-IQ4, Class A2,
4.07%, 5/15/40	1,025	889,917	0.2%
Other Securities		14,201,424	3.3%

		25,849,019	5.9%

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 10.4%		45,627,621	10.4%

Rights — 0.1%
Other Securities		262,759	0.1%

Taxable Municipal Bonds — 0.1%
Other Securities		399,744	0.1%

U.S. Government Sponsored Agency
Mortgage-Backed Securities Collateralized Mortgage Obligations — 18.8%
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.00%, 4/01/39(g)	1,600	1,649,000	0.4%
5.50%, 4/01/39(g)	6,300	6,534,281	1.5%
Federal Home Loan Mortgage Corp. Gold,
4.50%, 3/01/39	1,465	1,497,075	0.4%
Federal National Mortgage Assoc.,
5.50%, 1/01/35(h)	6,357	6,618,135	1.5%
5.50%, 2/01/35	5,408	5,636,184	1.3%
6.00%, 4/01/35	1,365	1,434,305	0.3%
5.00%, 2/01/38	5,636	5,828,533	1.4%

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentage of Net Assets
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Federal National Mortgage Assoc. 15 Year TBA,
4.00%, 4/01/24(g)	$2,000	$2,032,500	0.5%
4.50%, 4/01/24(g)	2,200	2,264,625	0.5%
5.50%, 4/01/24(g)	4,100	4,271,688	1.0%
6.00%, 4/01/24(g)	100	104,656	0.0%
5.00%, 5/01/24(g)	3,600	3,722,623	0.8%
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 3/01/39-4/01/39(g)	5,730	5,854,194	1.3%
5.00%, 4/01/39(g)	5,900	6,086,219	1.4%
5.50%, 4/01/39(g)	1,200	1,245,375	0.3%
6.00%, 4/01/39(g)	100	104,406	0.0%
Federal National Mortgage Assoc. Grantor Trust, Series 03-T1, Class R (IO),
0.49%, 11/25/12(a)	6,352	111,136	0.0%
Federal National Mortgage Assoc., Series 08-2, Class SA (IO),
5.75%, 2/25/38(a)	1,606	134,964	0.0%
Federal National Mortgage Assoc., Series 378, Class 5 (IO),
5.00%, 7/01/36	1,790	208,762	0.1%
Government National Mortgage Assoc. I,
6.00%, 12/15/23-1/15/24	187	196,150	0.1%
6.50%, 6/15/24-11/15/28	206	219,161	0.0%
7.00%, 4/15/29-9/15/31	773	830,796	0.2%
6.50%, 1/15/35	893	939,928	0.2%
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39-5/01/39(g)	5,300	5,404,875	1.2%
Government National Mortgage Assoc. II 30 Year TBA,
6.00%, 5/01/39(g)	1,800	1,872,000	0.4%
Government National Mortgage Assoc., Series 07-72, Class US (IO),
6.01%, 11/20/37(a)	3,511	203,451	0.1%
Other Securities(g)		17,238,586	3.9%

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 18.8%		82,243,608	18.8%

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19	2,005	2,200,927	0.5%
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12	1,450	1,460,988	0.3%
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	1,900	1,952,626	0.4%
2.00%, 1/09/12(h)	1,915	1,934,303	0.4%
2.88%, 12/11/13(i)	1,675	1,712,237	0.4%
2.75%, 2/05/14	1,650	1,674,227	0.4%
2.75%, 3/13/14	3,400	3,440,586	0.8%
Other Securities		2,898,755	0.7%

Total U.S. Government Sponsored Agency Obligations — 3.9%		17,274,649	3.9%

U.S. Treasury Obligations
U.S. Treasury Bonds,
8.13%, 8/15/19(j)	1,025	1,486,250	0.3%
U.S. Treasury Notes,
2.75%, 2/15/19(j)	2,490	2,503,620	0.6%
Other Securities		296,930	0.1%

Total U.S. Treasury Obligations — 1.0%		4,286,800	1.0%

Warrant — 0.0%	Shares
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1 warrant, expiring 10/04/09, strike price 1.80 CAD)(acquired 4/04/08, cost $51)(e)(f)	5,300	16	0.0%

Total Long-Term Investments (Cost — $513,575,743)		449,515,738	102.6%

Short-Term Securities	Beneficial Interest Par/Shares (000)
BlackRock Liquidity Funds, TempFund, 0.60%(k)(l)	22,244	22,244,139	5.1%
BlackRock Liquidity Series, LLC Money Market Series, 1.17%(k)(l)(m)	1,590	1,590,400	0.3%
BNP Paribas Finance, Inc., 0.55%, 4/09/09(l)	5,000	4,999,015	1.1%
Danske Corp., 1.50%, 6/04/09(l)	6,000	5,990,272	1.4%

Total Short-Term Securities (Cost — $34,817,928)		34,823,826	7.9%

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	13

Summary Schedule of Investments (continued)

	Contracts	Value	Percentage of Net Assets
Options Purchased
Over-the-Counter Call Swaptions Purchased
Other Securities		$51,364	0.0%

Over-the-Counter Put Swaptions Purchased
Other Securities		4,110	0.0%

Total Options Purchased (Cost — $87,790) — 0.0%		55,474	0.0%

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $548,481,461*)		484,395,038	110.5%

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(g)	$(2,900)	(2,958,000)	(0.7)%
5.50%, 4/01/39(g)	(4,600)	(4,771,062)	(1.1)%
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 4/01/24(g)	(4,500)	(4,688,438)	(1.1)%
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(g)	(3,700)	(3,777,469)	(0.9)%
5.00%, 4/01/39- 5/01/39(g)	(10,800)	(11,116,832)	(2.5)%
5.50%, 4/01/39- 5/01/39(g)	(10,100)	(10,456,875)	(2.4)%
6.00%, 4/01/39(g)	(2,300)	(2,401,344)	(0.5)%
6.50%, 4/01/39(g)	(200)	(210,625)	(0.0)%
7.00%, 4/01/39(g)	(47)	(50,056)	(0.0)%
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39(g)	(1,600)	(1,635,500)	(0.4)%
5.50%, 4/01/39(g)	(100)	(104,062)	(0.0)%
6.50%, 4/01/39(g)	(300)	(314,531)	(0.1)%

Total TBA Sale Commitments (Proceeds — $42,210,978) — (9.7)%		(42,484,794)	(9.7)%

	Contracts(n)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.310% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(190)	(86,134)	(0.0)%
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	(210)	(97,483)	(0.0)%
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	(190)	(102,385)	(0.0)%
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	(570)	(876,858)	(0.2)%
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	(260)	(463,301)	(0.1)%
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(140)	(297,260)	(0.1)%
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(50)	(111,300)	(0.1)%

		(2,034,721)	(0.5)%

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.310% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(190)	(60,387)	(0.0)%
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	(210)	(64,550)	(0.0)%
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG 2010, Broker, Barclays Bank, Plc	(190)	(44,323)	(0.0)%
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	(570)	(20,522)	(0.0)%
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	(260)	(18,639)	(0.0)%

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Summary Schedule of Investments (continued)

	Contracts(n)	Value	Percentage of Net Assets
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(140)	$(652)	(0.0)%
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(50)	(390)	(0.0)%

		(259,532)	(0.0)%

Total Options Written (Premiums Received — $1,551,320) — (0.5)%		(2,294,253)	(0.5)%

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 100.3%		439,615,991	100.3%
Liabilities in Excess of Other Assets — (0.3)%		(1,384,232)	(0.3)%

Net Assets — 100.0%		$438,231,759	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$555,067,249

Gross unrealized appreciation	$19,004,287
Gross unrealized depreciation	(89,676,498)

Net unrealized depreciation	$(70,672,211)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(e)	Non-income producing security.

(f)	Restricted security as to resale. As of report date the Portfolio held 0.04% of its net assets, with a current market value of $175,897 and an original cost of $111,001 in these securities.

(g)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
AK Capital Services Ltd.	$(50,056)	$251
Bank of America, N.A.	$(10,094)	$(18,703)
Barclays Bank, Plc	$(2,040,000)	$9,375
Citibank, N.A.	$(16,166,938)	$(92,828)
Credit Suisse International	$(7,318,988)	$(93,160)
Deutsche Bank AG	$15,580,311	$161,167
JPMorgan Chase Bank, National Association	$9,915,125	$69,094

(h)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(k)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$22,244,139	**	$49,398
BlackRock Liquidity Series, LLC Money Market Series	$120,500	**	$15,713

**	Represents net purchase cost.

(l)	Represents current yield as of report date.

(m)	Security purchased with the cash proceeds from securities loans.

(n)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	745,000	USD	488,316	Citibank, N.A.	4/15/09	$29,103
CAD	569,000	USD	448,247	Deutsche Bank AG	4/15/09	3,065
CHF	1,355,000	USD	1,205,341	Citibank, N.A.	4/15/09	(14,596)
CHF	1,000	USD	860	Citibank, N.A.	4/15/09	19
CHF	52,000	USD	45,140	Citibank, N.A.	4/15/09	557
CHF	23,000	USD	19,406	Deutsche Bank AG	4/15/09	806
DKK	1,300,000	USD	228,563	Deutsche Bank AG	4/15/09	3,217
EUR	930,000	USD	1,216,288	Deutsche Bank AG	4/15/09	19,268
GBP	40,000	USD	57,084	UBS AG	4/15/09	312
JPY	9,278,000	USD	97,119	Citibank, N.A.	4/15/09	(3,368)
JPY	23,297,000	USD	260,386	Deutsche Bank AG	4/15/09	(24,977)
JPY	11,987,000	USD	135,310	Deutsche Bank AG	4/15/09	(14,185)
JPY	60,000,000	USD	678,043	UBS AG	4/15/09	(71,761)
JPY	6,891,000	USD	77,446	UBS AG	4/15/09	(7,815)
NOK	313,000	USD	43,526	Citibank, N.A.	4/15/09	3,017
NOK	370,000	USD	53,191	Deutsche Bank AG	4/15/09	1,827
SEK	5,577,000	USD	669,335	Royal Bank of Scotland	4/15/09	9,108
SGD	360,000	USD	241,061	Deutsche Bank AG	4/15/09	(4,464)
USD	52,673	AUD	80,000	Citibank, N.A.	4/15/09	(2,889)
USD	35,425	AUD	54,000	UBS AG	4/15/09	(2,080)
USD	39,265	CAD	50,000	Citibank, N.A.	4/15/09	(394)
USD	37,000	CAD	45,000	Citibank, N.A.	4/15/09	1,308
USD	58,495	CAD	72,000	Citibank, N.A.	4/15/09	1,387
USD	220,823	CAD	270,000	UBS AG	4/15/09	6,668
USD	44,042	CZK	909,000	UBS AG	4/15/09	(74)
USD	187,765	EUR	138,000	Deutsche Bank AG	4/15/09	4,424
USD	32,772	EUR	25,000	UBS AG	4/15/09	(442)

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	15

Summary Schedule of Investments (continued)

						Unrealized
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Appreciation (Depreciation)
USD	50,653	GBP	35,000	Barclays Bank, Plc	4/15/09	$432
USD	64,148	GBP	46,000	Deutsche Bank AG	4/15/09	(1,857)
USD	205,681	GBP	144,000	Deutsche Bank AG	4/15/09	(944)
USD	715,243	GBP	490,000	UBS AG	4/15/09	12,142
				Goldman Sachs Bank
USD	347,978	HKD	2,700,000	USA	4/15/09	(413)
USD	39,448	JPY	3,870,000	Citibank, N.A.	4/15/09	343
USD	613,711	NOK	4,436,000	Citibank, N.A.	4/15/09	(45,912)
USD	47,601	SEK	380,000	Citibank, N.A.	4/15/09	1,374
USD	53,016	SEK	445,000	UBS AG	4/15/09	(1,119)
USD	613,255	EUR	476,500	Citibank, N.A.	5/20/09	(19,828)
GBP	34,000	USD	49,097	Deutsche Bank AG	6/10/09	(300)
HKD	492,000	USD	63,516	Deutsche Bank AG	6/10/09	(8)
SEK	230,000	USD	27,225	Citibank, N.A.	6/10/09	768
USD	74,075	AUD	108,000	Citibank, N.A.	6/10/09	(666)
USD	56,001	EUR	43,000	Citibank, N.A.	6/10/09	(1,133)
USD	828,520	GBP	592,500	Deutsche Bank AG	6/10/09	(21,832)
USD	612,738	GBP	434,000	Deutsche Bank AG	6/10/09	(10,136)
USD	335,286	JPY	32,869,000	Citibank, N.A.	6/10/09	2,853
USD	59,872	ZAR	576,000	Citibank, N.A.	6/10/09	(13)
USD	33,042	ZAR	316,000	Citibank, N.A.	6/10/09	188
USD	20,828	ZAR	204,000	Deutsche Bank AG	6/10/09	(381)

	Total					$(149,401)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
200	DJIA Index	Chicago	June 2009	$14,960,000	$892,000
8	Euro-Bund	Chicago	June 2009	$1,322,545	(1,275)
17	United Kingdom Gilt	London	June 2009	$3,005,381	49,402
130	S&P 500 Index	Chicago	June 2009	$25,831,000	1,508,000
65	U.S. Treasury Bonds	Chicago	June 2009	$8,430,703	220,433
12	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$2,614,688	6,382
194	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$23,040,531	244,561

Total					$2,919,503

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
57	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$6,541,875	$(7,130)
41	Euro Dollar Futures (90 Day)	Chicago	June 2009	$10,137,250	(99,162)
9	Euro Dollar Futures (90 Day)	Chicago	September 2009	$2,225,363	(5,950)
9	Euro Dollar Futures (90 Day)	Chicago	December 2009	$2,221,988	(6,175)
6	Euro Dollar Futures (90 Day)	Chicago	March 2010	$1,480,500	(5,540)
7	Euro Dollar Futures (90 Day)	Chicago	June 2010	$1,724,538	(7,945)
7	Euro Dollar Futures (90 Day)	Chicago	September 2010	$1,721,738	(9,207)
7	Euro Dollar Futures (90 Day)	Chicago	December 2010	$1,718,150	(9,669)
3	Euro Dollar Futures (90 Day)	Chicago	March 2011	$735,225	(4,648)
3	Euro Dollar Futures (90 Day)	Chicago	June 2011	$733,763	(4,685)
3	Euro Dollar Futures (90 Day)	Chicago	September 2011	$732,300	(4,493)
3	Euro Dollar Futures (90 Day)	Chicago	December 2011	$730,688	(4,043)

Total					$(168,647)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
5.50%	3-month LIBOR	Bank of America, N.A.	July 2009	USD	7,500	$161,750
4.05%	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	2,600	79,162
1.76%	3-month LIBOR	Deutsche Bank AG	March 2011	USD	3,600	(26,675)
5.11%	3-month LIBOR	UBS AG	November 2011	USD	9,100	964,213
1.81%	3-month LIBOR	Citibank, N.A.	March 2012	USD	10,000	(36,725)
3.77%	3-month LIBOR	Bank of America, N.A.	January 2013	USD	4,100	268,525
4.27%	3-month LIBOR	Deutsche Bank AG	July 2013	USD	1,600	146,238
2.53%	3-month LIBOR	Citibank, N.A.	March 2014	USD	3,500	(54,160)
2.56%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2014	USD	3,500	(58,212)
4.96%	3-month LIBOR	UBS AG	March 2015	USD	5,000	(719,220)
4.50%	3-month LIBOR	JPMorgan Chase Bank, National Association	May 2015	USD	1,700	(226,511)
4.39%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2015	USD	6,300	(760,870)

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Summary Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
5.30%	3-month LIBOR	UBS AG	February 2017	USD	6,700	$1,285,186
2.21%	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	2,500	(124,734)
2.30%	3-month LIBOR	Citibank, N.A.	December 2018	USD	2,200	(93,235)
2.86%	3-month LIBOR	Goldman Sachs Bank USA	January 2019	USD	1,300	2,895
2.71%	3-month LIBOR	Bank of America, N.A.	January 2019	USD	2,400	(26,633)
2.90%	3-month LIBOR	Deutsche Bank AG	February 2019	USD	2,600	15,096
3.22%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2019	USD	1,500	48,442
3.06%	3-month LIBOR	Credit Suisse International	March 2019	USD	2,100	37,054
2.82%	3-month LIBOR	Barclays Bank, Plc	March 2019	USD	1,000	(4,261)
5.41%	3-month LIBOR	JPMorgan Chase Bank, National Association	August 2022	USD	1,130	295,097
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	500	(13,193)

Total						$1,159,229

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)[1]	Unrealized Appreciation (Depreciation)
Centex Corp.	6.92%	JPMorgan Chase Bank, National Association	December 2010	265	$(10,497)
Knight, Inc.	1.80%	Credit Suisse International	January 2011	365	(1,925)
Viacom, Inc.	2.40%	Deutsche Bank AG	June 2011	525	4,581
KB Home	4.90%	JPMorgan Chase Bank, National Association	September 2011	460	456
Wendy’s/Arby’s Group, Inc.	2.90%	JPMorgan Chase Bank, National Association	December 2011	360	(7,306)
United Rentals N.A., Inc.	5.00%	JPMorgan Chase Bank, National Association	March 2012	500	953
PolyOne Corp.	5.00%	JPMorgan Chase Bank, National Association	June 2012	140	(1,105)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank, National Association	June 2012	165	(6,533)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	250	(1,624)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank, National Association	June 2013	525	(19,009)
Expedia, Inc.	5.00%	Citibank, N.A.	September 2013	380	(3,345)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	175	(2,707)
Centex Corp.	4.40%	JPMorgan Chase Bank, National Association	December 2013	330	(3,195)
Tyson Foods, Inc.	4.10%	Barclays Bank, Plc	March 2014	445	(23,211)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	165	(16,305)
Toll Brothers, Inc.	2.00%	JPMorgan Chase Bank, National Association	March 2014	155	(1,769)
Idearc, Inc.	5.00%	Barclays Bank, Plc	June 2014	305	9,913
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank, National Association	September 2014	155	(8,839)

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	17

Summary Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)[1]	Unrealized Appreciation (Depreciation)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	December 2014	175	$(3,551)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	680	(30,119)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	March 2015	85	5,953
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank, National Association	March 2015	185	(5,588)
Lennar Corp.	5.86%	JPMorgan Chase Bank, National Association	June 2015	250	(11,740)
First Data Corp.	5.00%	Barclays Bank, Plc	December 2015	320	(11,244)
First Data Corp.	5.00%	Credit Suisse International	December 2015	130	(4,568)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	85	(2,562)
First Data Corp.	5.00%	JPMorgan Chase Bank, National Association	December 2015	165	(5,797)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, National Association	March 2016	690	(40,827)

Total					$(201,510)

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2009 were as follows:

Index	Receive Fixed Rate	Counterparty	Credit Rating[2]	Expiration	Notional Amount (000)[1]		Unrealized Depreciation
Commercial Mortgage-Backed North America Index Series 3	0.08%	Credit Suisse International	AAA	December 2049	USD	1,200	$(279,947)

1	The maximum potential amount the Fund may pay should a negative credit event take place under the terms of the agreement.

2	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments **
	Assets	Liabilities	Assets	Liabilities
Level 1	$190,406,812	$—	$2,920,778	$(169,922)
Level 2	293,664,055	(42,484,794)	3,427,700	(4,913,635)
Level 3	324,171	—	—	(279,947)

Total	$484,395,038	$(42,484,794)	$6,348,478	$(5,363,504)

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Summary Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for the period ended March 31, 2009:

	Investments in Securities	Other Financial Instruments **
	Assets	Liabilities
Balance, as of September 30, 2008	$310,093	$(818)
Accrued discounts/premiums	2,433	—
Realized loss	(221)	—
Change in unrealized appreciation/depreciation***	11,606	(279,129)
Net sales	(18,297)	—
Net transfers in of Level 3	18,557	—

Balance, as of March 31, 2009	$324,171	$(279,947)

**	Other financial instruments are futures, swaps, foreign currency exchange contracts and options. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at market value.
***	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.
	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	19

Statement of Assets and Liabilities

March 31, 2009 (Unaudited)

Assets
Investments at value - unaffiliated (including securities loaned of $1,554,796) (cost - $524,646,922)	$460,560,499
Investments at value - affiliated (cost - $23,834,539)	23,834,539
Investment in swap contracts	1,287,999
Cash collateral pledged for futures contracts	6,107,000
Cash	207,149
Foreign currency at value (cost - $245,472)	244,686
Unrealized appreciation on foreign currency exchange contracts	102,186
Unrealized appreciation on swaps	3,325,514
Investments sold receivable	83,866,151
Interest receivable	4,132,934
Dividends and reclaims receivable	588,009
Dividends receivable - affiliated	11,628
Receivable from advisor	4,475
Capital shares sold receivable	469,202
Securities lending income receivable - affiliated	4,652
Principal paydown receivable	66,567
Margin variation receivable	606,376
Prepaid expenses	69,378

Total assets	585,488,944

Liabilities
Investments purchased payable	89,941,164
TBA sale commitments at value (proceeds received $42,210,978)	42,484,794
Payable for dollar rolls	6,167,557
Unrealized depreciation on swaps	2,647,742
Options written at value (premiums received $1,551,320)	2,294,253
Collateral at value - securities loaned	1,590,400
Capital shares redeemed payable	964,731
Other affiliates payable	346,050
Unrealized depreciation on foreign currency exchange contracts	251,587
Investment advisory fees payable	197,813
Service and distribution fees payable	172,734
Interest payable	72,959
Officer’s and Trustees’ fees payable	8,018
Other accrued expenses payable	117,383

Total liabilities	147,257,185

Net Assets	$438,231,759

Net Assets Consist of Paid-in capital	$580,154,536
Undistributed net investment income	394,904
Accumulated net realized loss	(79,811,776)
Net unrealized appreciation/depreciation	(62,505,905)

Net Assets	$438,231,759

Net Asset Value
Institutional - Based on net assets of $23,270,889 and 2,240,878 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.38

Service - Based on net assets of $1,198,784 and 115,799 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.35

Investor A - Based on net assets of $290,229,109 and 28,074,630 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.34

Investor B - Based on net assets of $63,421,088 and 6,222,666 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.19

Investor C - Based on net assets of $60,111,889 and 5,909,627 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.17

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Statement of Operations

Six Months Ended March 31, 2009 (Unaudited)
Investment Income
Interest	$5,579,291
Dividends and reclaims	2,440,070
Foreign taxes withheld	(50,579)
Securities lending - affiliated	15,713
Interest and dividends - affiliated	50,487

Total investment income	8,034,982

Expenses
Investment advisory	1,310,320
Service and distribution - class specific	1,080,152
Transfer agent - class specific	512,778
Custodian	198,517
Administration	178,418
Administration - class specific	59,643
Printing	49,642
Professional	47,386
Officer and Trustees	10,462
Registration	23,150
Miscellaneous	66,477

Total expenses excluding interest expense	3,536,945
Interest expense	7,004

Total expenses	3,543,949
Less investment advisory waived	(4,102)
Less administration fees waived - class specific	(12,856)
Less transfer agent fees waived - class specific	(8,433)
Less transfer agent fees reimbursed - class specific	(12,638)
Less fees paid indirectly	(1,698)

Total expenses after waivers, reimbursement and fees paid indirectly	3,504,222

Net investment income	4,530,760

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(64,712,680)
Options written	54,794
Futures and swaps	(5,527,988)
Foreign currency transactions	(720,235)

(70,906,109)

Net change in unrealized appreciation/depreciation on:
Investments	(41,689,466)
TBA sale commitments	(356,123)
Options written	(661,334)
Futures and swaps	3,502,930
Foreign currency transactions and other	31,979

(39,172,014)

Total realized and unrealized loss	(110,078,123)

Net Decrease in Net Assets Resulting from Operations	$(105,547,363)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	21

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income	$4,530,760	$11,490,444
Net realized gain (loss)	(70,906,109)	17,204,510
Net change in unrealized appreciation/depreciation	(39,172,014)	(145,090,790)

Net decrease in net assets resulting from operations	(105,547,363)	(116,395,836)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(176,037)	(671,005)
Service	(9,652)	(43,165)
Investor A	(2,229,464)	(9,616,809)
Investor B	(340,963)	(1,647,905)
Investor C	(299,920)	(1,059,761)
Net realized gain:
Institutional	(406,332)	(2,001,331)
Service	(21,686)	(175,568)
Investor A	(5,466,565)	(38,125,135)
Investor B	(1,298,809)	(11,393,688)
Investor C	(1,188,380)	(6,488,172)

Decrease in net assets resulting from dividends and distributions to shareholders	(11,437,808)	(71,222,539)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(26,763,686)	(11,398,230)

Net Assets
Total decrease in net assets	(143,748,857)	(199,016,605)
Beginning of period	581,980,616	780,997,221

End of period	$438,231,759	$581,980,616

End of period undistributed (distributions in excess of) net investment income	$394,904	$(1,079,820)

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Financial Highlights

	Institutional*
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
		2008	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.96	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17

Net investment income	0.14 [2]	0.33 [2]	0.33 [2]	0.31 [2]	0.17 [2]	0.20	0.24	0.28
Net realized and unrealized gain (loss)	(2.44)	(2.76)	2.08	0.66	0.52	0.82	3.54	(2.68)

Net increase (decrease) from investment operations	(2.30)	(2.43)	2.41	0.97	0.69	1.02	3.78	(2.40)

Dividends and distributions from:
Net investment income	(0.09)	(0.38)	(0.24)	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(0.28)	(1.68)	(0.87)	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$10.38	$12.96	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38

Total Investment Return
Based on net asset value	(17.84)%[4]	(15.81)%	16.04%[5]	6.53%[5]	4.66%[4,5]	7.17%[4]	33.46%	(17.12)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.86%[6]	0.89%[7]	0.86%	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%

Total expenses	0.97%[6]	0.94%	0.93%	0.91%	1.11%[6]	1.05%[6]	1.15%	1.13%

Net investment income	2.51%[6]	2.20%	2.03%	2.04%	1.90%[6]	1.71%[6]	1.74%	2.21%

Supplemental Data
Net assets, end of period (000)	$23,271	$23,083	$34,720	$32,545	$29,752	$31,328	$21,989	$17,992

Portfolio turnover	159%[8]	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Audited by other auditors.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 0.85%, 1.07% and 1.20% for Institutional, Service and Investor A shares, respectively.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 86%.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	23

Financial Highlights (continued)

	Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period January 28, 2005[1] to February 28, 2005
		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.93	$17.03	$15.51	$15.49	$14.97	$14.63

Net investment income	0.12 [2]	0.30 [2]	0.29 [2]	0.27 [2]	0.14 [2]	0.01
Net realized and unrealized gain (loss)	(2.43)	(2.76)	2.08	0.65	0.52	0.33

Net increase (decrease) from investment operations	(2.31)	(2.46)	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.08)	(0.34)	(0.22)	(0.25)	(0.14)	—
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	—

Total dividends and distributions	(0.27)	(1.64)	(0.85)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—

Net asset value, end of period	$10.35	$12.93	$17.03	$15.51	$15.49	$14.97

Total Investment Return
Based on net asset value	(17.94)%[4]	(16.00)%	15.74%[5]	6.24%[5]	4.44%[4,5]	2.32%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.13%[6]	1.11%[7]	1.10%	1.11%	1.16%[6]	1.16%[6]

Total expenses	1.22%[6]	1.11%	1.31%	1.17%	1.36%[6]	1.26%[6]

Net investment income (loss)	2.25%[6]	1.96%	1.80%	1.76%	1.60%[6]	(0.17)%[6]

Supplemental Data
Net assets, end of period (000)	$1,199	$1,552	$2,325	$2,201	$2,171	$2,171

Portfolio turnover	159%[8]	391%[9]	93%	136%	90%	101%

	Investor A*
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
		2008	2007	2006			2004	2003[10]
Per Share Operating Performance
Net asset value, beginning of period	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Net investment income	0.11 [2]	0.28 [2]	0.27 [2]	0.25 [2]	0.13 [2]	0.18	0.19	0.24
Net realized and unrealized gain (loss)	(2.42)	(2.75)	2.07	0.66	0.53	0.80	3.55	(2.68)

Net increase (decrease) from investment operations	(2.31)	(2.47)	2.34	0.91	0.66	0.98	3.74	(2.44)

Dividends and distributions from:
Net investment income	(0.08)	(0.32)	(0.20)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(0.27)	(1.62)	(0.83)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$10.34	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36

Total Investment Return
Based on net asset value[11]	(17.99)%[4]	(16.05)%	15.58%[5]	6.12%[5]	4.44%[4,5]	6.78%[4]	32.94%	(17.37)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.27%[6]	1.24%[7]	1.21%	1.23%	1.25%[6]	1.24%[6]	1.45%	1.42%

Total expenses	1.28%[6]	1.24%	1.21%	1.36%	1.46%[6]	1.32%[6]	1.45%	1.43%

Net investment income	2.10%[6]	1.84%	1.68%	1.63%	1.51%[6]	1.55%[6]	1.43%	1.92%

Supplemental Data
Net assets, end of period (000)	$290,229	$390,051	$506,537	$482,284	$491,557	$526,929	$357,100	$252,069

Portfolio turnover	159%[8]	391%[9]	93%	136%	90%	101%	216%	181%

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Financial Highlights (continued)

	Investor B*
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
		2008	2007	2006			2004	2003[10]
Per Share Operating Performance
Net asset value, beginning of period	$12.75	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Net investment income	0.07 [2]	0.16 [2]	0.14 [2]	0.13 [2]	0.07 [2]	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(2.39)	(2.75)	2.07	0.65	0.51	0.81	3.49	(2.63)

Net increase (decrease) from investment operations	(2.32)	(2.59)	2.21	0.78	0.58	0.89	3.59	(2.48)

Dividends and distributions from:
Net investment income	(0.05)	(0.19)	(0.10)	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(0.24)	(1.49)	(0.73)	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$10.19	$12.75	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26

Total Investment Return
Based on net asset value[11]	(18.29)%[4]	(16.89)%	14.81%[5]	5.30%[5]	3.94%[4,5]	6.20%[4]	32.03%	(17.91)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.07%[6]	2.02%[12]	2.01%	2.00%	2.01%[6]	2.04%[6]	2.15%	2.12%

Total expenses	2.10%[6]	2.02%	2.01%	2.03%	2.11%[6]	2.04%[6]	2.15%	2.13%

Net investment income	1.30%[6]	1.06%	0.89%	0.86%	0.75%[6]	0.73%[6]	0.72%	1.22%

Supplemental Data
Net assets, end of period (000)	$63,421	$97,710	$152,820	$175,826	$181,583	$187,689	$133,083	$75,963

Portfolio turnover	159%[8]	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 0.85%, 1.07% and 1.20% for Institutional, Service and Investor A shares, respectively.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 86%.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

10	Audited by other auditors.

11	Total investment returns exclude the effects of sales charges.

12	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.97% and 1.90% for Investor B and Investor C shares, respectively.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	25

Financial Highlights (concluded)

	Investor C*
	Six Months Ended March 31, 2009	Year Ended September 30,			Period March 1, 2005 to	Period April 1, 2004 to	Year Ended March 31,
	(Unaudited)	2008	2007	2006	September 30, 2005	February 28, 2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.73	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Net investment income	0.08 [2]	0.17 [2]	0.15 [2]	0.15 [2]	0.06 [2]	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(2.40)	(2.71)	2.04	0.65	0.52	0.81	3.50	(2.65)

Net increase (decrease) from investment operations	(2.32)	(2.54)	2.19	0.80	0.58	0.89	3.60	(2.50)

Dividends and distributions from:
Net investment income	(0.05)	(0.21)	(0.12)	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.05)

Total dividends and distributions	(0.24)	(1.51)	(0.75)	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$10.17	$12.73	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25

Total Investment Return
Based on net asset value[4]	(18.28)%[5]	(16.66)%	14.68%[6]	5.42%[6]	3.90%[5,6]	6.20%[5]	32.14%	(17.96)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.97%[7]	1.94%[8]	1.94%	1.91%	2.00%[7]	2.04%[7]	2.15%	2.12%

Total expenses	1.97%[7]	1.94%	1.95%	1.94%	2.11%[7]	2.04%[7]	2.15%	2.13%

Net investment income	1.39%[7]	1.14%	0.96%	0.97%	0.75%[7]	0.76%[7]	0.72%	1.21%

Supplemental Data
Net assets, end of period (000)	$60,112	$69,584	$84,596	$80,286	$67,371	$65,357	$42,262	$19,079

Portfolio turnover	159%[9]	391%[10]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Audited by other auditors.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Total investment returns exclude the effects of sales charges.

5	Aggregate total investment return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7	Annualized.

8	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.97% and 1.90% for Investor B and Investor C shares, respectively.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 86%.

10	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 27 registered portfolios. These financial statements relate to the Fund’s Asset Allocation Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/ or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Portfolio values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolio’s pricing service or through brokers which are derived using daily swap curves and trades of underlying securities.

To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at net asset value each business day. The Portfolio values its investment in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based on its pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolio may engage in various portfolio investment strategies to both increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	27

Notes to Financial Statements (continued)

movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial Futures Contracts – The Portfolio may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward Currency Contracts – A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolio may enter into forward currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

•

Options – The Portfolio may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When the Portfolio purchase (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered”, meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Portfolio purchasing a security at a price different from the current market value. The Portfolio may executed transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

•

Swaps – The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Interest Rate Swaps – The Portfolio may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Credit Default Swaps – The Portfolio may enter into credit default swaps for investment purposes or to manage its credit risk. The Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Notes to Financial Statements (continued)

exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium, or restructuring). The Portfolio may either buy or sell (write) credit default swaps. As a buyer, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Portfolio may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Swaptions – Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. The Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Debt Obligations: The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	29

Notes to Financial Statements (continued)

legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may not fully recoup their initial investments in IOs.

Stripped Mortgage Backed Securities: The Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolio may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. The Portfolio will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Notes to Financial Statements (continued)

Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolio.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitutes a borrowing (not treated as purchase and sales) and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolio.

Zero-Coupon Bonds: The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio segregate assets in connection with certain investments (e.g., TBA’s beyond normal settlement, extended settlements, swaps, written swaptions, written options, forward foreign currency contracts and financial futures contracts), the Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps, written options and financial futures contracts).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost method. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolio amortizes all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of the Portfolio is allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives income on the loaned securities but does not receive income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2008. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	31

Notes to Financial Statements (continued)

that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolio’s financial statement disclosures is currently being assessed.

Other: Expenses directly related to the Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater Than $3 Billion	0.450

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for the Portfolio. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Advisor

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, the Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.86%	1.16%	1.33%	2.08%	2.08%

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and certain other affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolio incurred $23,057 in return for these services, with $13,112 to Merrill Lynch during period from October 1, 2008 to December 31, 2008, and $9,945 to other affiliates for the six months ended March 31, 2009, which are a component of the transfer agent fees in the accompanying Statement of Operations.

PNCGIS and the Advisor act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of the Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Notes to Financial Statements (continued)

The Portfolio has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Portfolio on such investments is shown as securities lending - affiliated on the Statement of Operations. For the six months ended March 31, 2009, BIM received $3,669 in securities lending agent fees.

The Fund, on behalf of the Portfolio, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investment, LLC (“BIL”), an affiliates of BlackRock, Inc. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the six months ended March 31, 2009, the Portfolio paid $123,028 to affiliates in return for distribution and sales support services.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, the Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$493	$53	$33,854	$11,317	$3,352	$49,069

For the six months ended March 31, 2009, the following chart shows the various types of class specific expenses borne directly by each class of the Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$2,897	$158	$39,228	$9,150	$8,210	$59,643
Administration Fees Waived	(2,880)	(81)	(6,581)	(3,314)	—	(12,856)
Service and Distribution Fees	—	1,575	389,048	362,419	327,110	1,080,152
Transfer Agent Fees	17,327	929	337,806	105,400	51,316	512,778
Transfer Agent Fees Waived	(553)	(25)	(5,443)	(2,412)	—	(8,433)
Transfer Agent Fees Reimbursed	(8,679)	(406)	(1,124)	(2,429)	—	(12,638)

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2010	2011	2012
$47,788	$15,016	$20,706

For the three months ended December 31, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned $7,204 in commissions on transactions of securities.

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares of $8,600.

For the six months ended March 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor A, B and C Shares of $4,546, $88,191 and $10,460 respectively.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the six months ended March 31, 2009 was $1,089 which is included in interest and dividends—affiliated on the Statement of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statement of Operations as fees paid indirectly.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	33

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments (including paydowns, TBA and mortgage dollar roll transactions), excluding short-term securities and US government securities, were $675,840,729 and $711,073,595, respectively.

For the six months ended March 31, 2009, purchases and sales of US government securities were $29,662,686 and $25,356,535, respectively.

For the six months ended March 31, 2009, purchases and sales of mortgage dollar rolls were $324,973,820 and $325,271,387, respectively.

Written options transactions entered into during the six months ended March 31, 2009 are summarized as follows:

	Contracts	Premium
Balance at 9/30/08	(7,520)	$(2,096,700)
Written	(2,970)	(1,498,490)
Expired	3,080	241,620
Closed	4,000	1,802,250

Balance at 3/31/09	(3,410)	$(1,551,320)

4. Average Borrowings:

For the six months ended March 31, 2009, the average amount outstanding of investments considered as borrowings was approximately $902,652 and daily weighted average interest rate was 0.15%.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2009.

6. Capital Loss Carryforward:

As of September 30, 2008, the Portfolio had a capital loss carryforward available to offset future realized capital gains of $2,685,812 expiring September 30, 2010.

7. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Notes to Financial Statements (concluded)

8. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,133,297	$12,317,395	719,701	$10,781,671
Shares issued in reinvestment of dividends and distributions	41,108	437,311	116,442	1,821,085

Total issued	1,174,405	12,754,706	836,143	12,602,756
Shares redeemed	(714,403)	(7,513,365)	(1,089,350)	(17,388,674)

Net increase (decrease)	460,002	$5,241,341	(253,207)	$(4,785,918)

Service
Shares sold	4,774	$50,898	15,761	$240,679
Shares issued in reinvestment of dividends and distributions	588	6,246	2,025	31,561

Total issued	5,362	57,144	17,786	272,240
Shares redeemed	(9,606)	(101,202)	(34,266)	(509,908)

Net decrease	(4,244)	$(44,058)	(16,480)	$(237,668)

Investor A
Shares sold	3,845,626	$41,167,405	3,270,332	$48,680,010
Shares issued in reinvestment of dividends and distributions	695,942	7,376,271	2,930,518	45,682,395

Total issued	4,541,568	48,543,676	6,200,850	94,362,405
Shares redeemed	(6,666,042)	(70,867,281)	(5,775,786)	(86,718,679)

Net increase (decrease)	(2,124,474)	$(22,323,605)	425,064	$7,643,726

Investor B
Shares sold	264,834	$2,800,477	529,002	$7,998,032
Shares issued in reinvestment of dividends and distributions	145,877	1,522,916	789,550	12,215,796

Total issued	410,711	4,323,393	1,318,552	20,213,828
Shares redeemed	(1,848,816)	(19,308,153)	(2,736,738)	(40,629,040)

Net decrease	(1,438,105)	$(14,984,760)	(1,418,186)	$(20,415,212)

Investor C
Shares sold	3,299,779	$35,061,542	1,208,908	$17,588,746
Shares issued in reinvestment of dividends and distributions	133,233	1,387,519	448,828	6,911,581

Total issued	3,433,012	36,449,061	1,657,736	24,500,327
Shares redeemed	(2,989,092)	(31,101,665)	(1,232,015)	(18,103,485)

Net increase	443,920	$5,347,396	425,721	$6,396,842

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	35

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Member of the Audit Committee and Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Member of the Audit Committee and Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolio

100 Bellevue Parkway.

Wilmington, DE 19809

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	37

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-3/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments (a) Asset Allocation Portfolio – Schedule of Investments.

Schedule of Investments March 31, 2009 (Unaudited)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	$1,420	$1,411,313
Amortizing Residential Collateral Trust, Series 02-BC5, Class M2,
2.32%, 7/25/32(a)	22	6,113
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1,
0.57%, 10/25/36(a)	257	241,011
Centex Home Equity Loan Trust, Series 02-A, Class MF2,
6.54%, 1/25/32(a)	185	10,755
Centex Home Equity Loan Trust, Series 03-B, Class M3,
3.62%, 6/25/33(a)	137	49,144
Chase Issuance Trust, Series 06-A3, Class A3,
0.55%, 7/15/11(a)	1,075	1,072,288
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/12	1,200	1,207,463
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	660	657,614
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
1.62%, 12/23/13(a)(b)	1,435	1,299,491
Conseco Financial Corp., Series 96-7, Class A6,
7.65%, 10/15/27(a)	146	129,930
Countrywide Asset-Backed Certificates, Series 02-2, Class M2,
2.25%, 12/25/31(a)	2	657
Countrywide Asset-Backed Certificates, Series 03-2, Class M2,
3.00%, 3/26/33(a)	123	32,624
Countrywide Asset-Backed Certificates, Series 03-3, Class M6,
3.42%, 7/25/32(a)	3	379
Countrywide Asset-Backed Certificates, Series 03-BCI, Class M2,
3.52%, 9/25/32(a)	35	3,575
Countrywide Asset-Backed Certificates, Series 06-18, Class 2A1,
0.57%, 7/25/36(a)	309	291,055
Credit-Based Asset Servicing and Securitization, Series 04-CB4, Class M1,
5.77%, 5/25/35(c)	198	141,503
General Electric Business Loan Trust, Series 03-1, Class A,
0.99%, 4/15/31(a)(b)	134	96,719
General Electric Business Loan Trust, Series 03-1, Class B,
1.86%, 4/15/31(a)(b)	90	8,960
General Electric Business Loan Trust, Series 03-2A, Class B,
1.56%, 11/15/31(a)(b)	589	395,143
General Electric Business Loan Trust, Series 04-1, Class B,
1.26%, 5/15/32(a)(b)	146	60,864
Green Tree Manufactured Housing Contract, Series 96-6, Class A6,
7.95%, 9/15/27	316	290,953
Harley-Davidson Motorcycle Trust, Series 05-2, Class A2,
4.07%, 2/15/12	512	501,793
Home Equity Asset Trust, Series 07-2, Class 2A1,
0.63%, 7/25/37(a)	293	241,735
Lehman XS Trust, Series 05-5N, Class 3A2,
0.88%, 11/25/35(a)	563	147,274
Long Beach Mortgage Loan Trust, Series 03-4, Class M5A,
6.52%, 8/25/33(a)	45	5,889
Long Beach Mortgage Loan Trust, Series 04-1, Class M5,
1.62%, 2/25/34(a)	106	41,257
Massachusetts RRB Special Purpose Trust, Series 01-1, Class A,
6.53%, 6/01/15	673	727,058
MBNA Credit Card Master Note Trust, Series 06-A4, Class A4,
0.55%, 9/15/11(a)	1,650	1,648,303
Nissan Auto Receivables Owner Trust, Series 09-A, Class 2A,
2.94%, 7/15/11	1,060	1,052,731
Option One Mortgage Loan Trust, Series 02-6, Class M1,
1.65%, 11/25/32(a)	17	7,254
Option One Mortgage Loan Trust, Series 02-6, Class M2,
3.07%, 11/25/32(a)	51	5,800
Option One Mortgage Loan Trust, Series 03-4, Class A2,
0.84%, 7/25/33(a)	84	37,862
Option One Mortgage Loan Trust, Series 03-4, Class M5A,
4.27%, 7/25/33(a)	38	4,845
Option One Mortgage Loan Trust, Series 03-5, Class M4,
3.42%, 8/25/33(a)	34	3,242
Residential Asset Mortgage Products, Inc., Series 03-RZ2, Class M3,
5.50%, 4/25/33(c)	81	25,583
Residential Asset Securities Corp., Series 02-KS4, Class AIIB,
1.02%, 7/25/32(a)	38	17,247

Portfolio Abbreviations

To simplify the listings of Portfolio holdings in the Schedule of Investments, we have abbreviated certain descriptions according to the list on the right.	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
	ARM	Adjustable Rate Mortgage	IO	Interest Only
	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	LIBOR	London InterBank Offered Rate
	CHF	Swiss Francs	MXN	Mexican Peso
	CMT	Constant Maturity Treasury Rate	NOK	Norwegian Krone
	CZK	Czech Koruna	PO	Principal Only
	DJIA	Dow Jones Industrial Average	SEK	Swedish Krona
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	TBA	To-Be-Announced
	GBP	British Pound	USD	United States Dollar
			ZAR	South African Rand

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	1

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Small Business Administration Participation Certificates, Series 97-20F, Class 1,
7.20%, 6/01/17	$302	$326,970
Structured Asset Investment Loan Trust, Series 03-BC3, Class M2,
3.45%, 4/25/33(a)	11	1,838
Student Loan Marketing Assoc. Student Loan Trust, Series 05-4, Class A2,
1.24%, 4/26/21(a)	475	459,091
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)	1,720	1,682,043
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(a)	440	429,744
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(a)	1,170	1,105,865

Total Asset Backed Securities — 3.6%		15,880,978

Capital Trusts
Commercial Banks — 0.1%
Barclays Bank Plc (United Kingdom), Unsecured Notes,
7.43%(a)(b)(d)(e)	350	145,400
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Capital Securities,
7.64%(a)(d)(e)	500	112,500
UBS Preferred Funding Trust I, Capital Securities,
8.62%(a)(e)	35	14,047
Wells Fargo & Co., Series K, Subordinated Notes,
7.98%(a)(e)	675	317,250

		589,197

Diversified Financial Services — 0.5%
Bank of America Institutional Capital A, Subordinated Capital Securities,
8.07%, 12/31/26(b)	225	95,010
Credit Suisse Guernsey Ltd. (Switzerland), Unsecured Notes,
5.86%(a)(d)(e)	530	196,416
First Union Capital l, Subordinated Capital Securities,
7.94%, 1/15/27	325	276,278
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(a)	475	230,652
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(a)(e)	300	124,902
JPMorgan Chase & Co., Subordinated Depositary Shares,
7.90%(a)(e)	775	498,046
JPMorgan Chase Capital XXV, Subordinated Capital Securities,
6.80%, 10/01/37	1,150	761,612
Lehman Brothers Holdings Capital Trust VII, Subordinated Trust Preferred Securities,
5.86%(a)(e)(f)	110	11

		2,182,927

Insurance — 0.1%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(a)(b)	151	12,865
CHUBB Corp., Subordinated Capital Securities,
6.38%, 3/29/67(a)	175	99,892
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36	390	163,800
The Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(a)	310	139,450

		416,007

Total Capital Trusts — 0.7%		3,188,131

Collateralized Debt Obligations — 0.0%
Knollwood Ltd., Series 04-1A, Class C,
4.61%, 1/10/39(a)(b)	111	0

	Shares
Common Stocks
Aerospace & Defense — 0.9%
Alliant Techsystems, Inc.(g)	475	31,816
Argon ST, Inc.(g)	4,642	88,059
BAE Systems Plc	92,308	442,718
BE Aerospace, Inc.(g)	27,900	241,893
General Dynamics Corp.	9,400	390,946
Goodrich Corp.	8,475	321,118
Honeywell International, Inc.	33,426	931,248
L-3 Communications Holdings, Inc.	3,350	227,130
Lockheed Martin Corp.	3,125	215,719
Northrop Grumman Corp.	10,850	473,494
Orbital Sciences Corp.(g)	10,950	130,195
Precision Castparts Corp.	1,500	89,850
VT Group Plc	51,200	346,890

		3,931,076

Air Freight & Logistics — 0.3%
Deutsche Post AG	31,453	338,912
FedEx Corp.	1,880	83,641
Forward Air Corp.	6,700	108,741
Kintetsu World Express, Inc.	12,700	236,285
United Parcel Service, Inc. - Class B	7,900	388,838
UTi Worldwide, Inc.	4,900	58,555
Yamato Holdings Co. Ltd.	13,100	124,241

		1,339,213

Airlines — 0.3%
Alaska Air Group, Inc.(g)	1,450	25,476
China Airlines Ltd.(g)	505,100	125,973
Copa Holdings SA - Class A	1,800	51,606
Delta Air Lines, Inc.(g)	106,650	600,440
easyJet Plc(g)	86,172	344,790
Southwest Airlines Co.	9,700	61,401

		1,209,686

Auto Components — 0.2%
Aisin Seiki Co. Ltd.	6,300	101,093
Autoliv, Inc.	9,400	174,558
Compagnie Generale des Etablissements Michelin - Class B	3,900	144,552
Hyundai Mobis	4,000	232,293
Westport Innovations, Inc.(g)	20,143	100,650

		753,146

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Automobiles — 0.3%
Nissan Motor Co. Ltd.	50,400	$182,162
PT Astra International Tbk	346,500	428,913
Toyota Motor Corp.	25,600	813,155

		1,424,230

Beverages — 0.9%
Britvic Plc	30,000	97,132
The Coca-Cola Co.	42,873	1,884,268
Constellation Brands, Inc. - Class A(g)	34,985	416,322
Foster’s Group Ltd.	67,700	238,091
Heckmann Corp.(g)(h)	18,600	89,652
Molson Coors Brewing Co. - Class B	3,800	130,264
Pepsi Bottling Group, Inc.	12,975	287,266
PepsiCo, Inc.	14,475	745,173

		3,888,168

Biotechnology — 0.9%
Acorda Therapeutics, Inc.(g)	2,000	39,620
Alkermes, Inc.(g)	4,400	53,372
Amgen, Inc.(g)	16,275	805,938
Biogen Idec, Inc.(g)	3,800	199,196
BioMarin Pharmaceutical, Inc.(g)	1,200	14,820
Celera Corp.(g)	4,600	35,098
Celgene Corp.(g)	13,000	577,200
Cephalon, Inc.(g)	650	44,265
Dyax Corp.(g)	36,702	92,122
Genzyme Corp.(g)	9,000	534,510
Gilead Sciences, Inc.(g)	20,800	963,456
Martek Biosciences Corp.	15,525	283,331
Myriad Genetics, Inc.(g)	1,000	45,470
Vertex Pharmaceuticals, Inc.(g)	1,375	39,504

		3,727,902

Building Products — 0.0%
Griffon Corp.(g)	8,200	61,500

Capital Markets — 0.9%
The Bank of New York Mellon Corp.	3,700	104,525
The Charles Schwab Corp.	9,350	144,925
Daishin Securities Co. Ltd.(g)	8,900	110,667
Eaton Vance Corp.	1,175	26,849
The Goldman Sachs Group, Inc.	7,450	789,849
Greenhill & Co., Inc.	300	22,155
ICAP Plc	17,900	77,950
Invesco Ltd.	26,938	373,361
KBW, Inc.(g)	8,900	181,115
Knight Capital Group, Inc.—Class A(g)	4,550	67,067
Matsui Securities Co. Ltd.	10,500	68,941
Morgan Stanley	12,100	275,517
NGP Capital Resources Co.	2,700	13,419
Northern Trust Corp.	2,724	162,950
Polaris Securities Co. Ltd.	634,112	220,911
Raymond James Financial, Inc.(h)	8,950	176,315
RiskMetrics Group, Inc.(g)	5,225	74,665
Samsung Securities Co. Ltd.(g)	1,700	71,517
Schroders Plc	9,800	111,093
Shinko Securities Co. Ltd.	74,400	146,864
State Street Corp.	5,625	173,137
TD Ameritrade Holding Corp.(g)	16,360	225,932
Treasure Island Royalty Trust(g)	217,129	69,481
UBS AG(g)	46,461	435,583

		4,124,788

Chemicals — 1.0%
Agrium, Inc.	3,950	141,371
Air Water, Inc.	16,600	147,172
Airgas, Inc.	2,450	82,835
Albemarle Corp.	15,800	343,966
Celanese Corp. - Series A	15,400	205,898
E.I. du Pont de Nemours & Co.	5,500	122,815
Ecolab, Inc.	12,600	437,598
FMC Corp.	11,400	491,796
Huabao International Holdings Ltd.	367,700	302,407
Intrepid Potash, Inc.(g)	4,525	83,486
LG Chem Ltd.	3,700	234,205
Monsanto Co.	2,325	193,208
Nihon Nohyaku Co. Ltd.	21,500	148,719
Praxair, Inc.	1,575	105,982
Rockwood Holdings, Inc.(g)	1,800	14,292
The Scotts Miracle-Gro Co.—Class A	4,275	148,342
Syngenta AG	3,294	662,136
Terra Industries, Inc.	1,725	48,455
Valspar Corp.	1,925	38,442
Yara International ASA	10,700	233,762
Zeon Corp.	60,600	164,627

		4,351,514

Commercial Banks — 1.7%
Banco de Sabadell SA	19,000	95,361
Banco Santander SA	22,534	155,367
Bangkok Bank Public Co. Ltd.	57,100	119,921
Bank of Hawaii Corp.	7,650	252,297
The Bank of Kyoto Ltd.	10,000	84,933
Chang Hwa Commercial Bank	266,000	89,628
The Chiba Bank Ltd.	21,900	109,161
China Construction Bank Corp. - Class H	791,000	449,034
City National Corp.	4,200	141,834
CoBiz Financial, Inc.	17,235	90,484
Columbia Banking System, Inc.	11,194	71,642
Commerce Bancshares, Inc.	4,025	146,108
Credit Agricole SA	50,255	554,494
Credito Emiliano SpA	8,600	35,367
Cullen/Frost Bankers, Inc.	4,225	198,322
CVB Financial Corp.(h)	11,700	77,571
DBS Group Holdings Ltd.	126,660	706,122
Glacier Bancorp, Inc.	4,000	62,840
The Gunma Bank Ltd.	25,000	136,033
HSBC Holdings Plc	101,909	567,384
Itau UniBanco Banco Multiplo SA - ADR	9,200	100,098
KeyCorp	31,300	246,331
Mizuho Financial Group, Inc.	95,100	185,708
National Bank of Canada	3,600	114,956
PacWest Bancorp	6,200	88,846
Prosperity Bancshares, Inc.	4,500	123,075
Siam Commercial Bank Public Co. Ltd.	78,400	120,442
Signature Bank(g)	3,175	89,630
Standard Chartered Plc	42,333	525,660
Trustmark Corp.	1,200	22,056
U.S. Bancorp	11,700	170,937
Union Bank of India	55,900	162,046
Unione di Banche Italiane ScpA	8,600	94,696
Valley National Bancorp	10,525	130,194
Wells Fargo & Co.	42,500	605,200
Westamerica Bancorp	3,800	173,128
Wing Hang Bank Ltd.	13,000	62,311
Wintrust Financial Corp.	4,050	49,815

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	3

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Commercial Banks (concluded)
Zions Bancorp	12,550	$123,367

		7,332,399

Commercial Services & Supplies — 0.9%
Alexco Resource Corp.(g)	12,122	16,056
Babcock International Group Plc	76,500	470,604
The Brink’s Co.	5,975	158,098
Clean Harbors, Inc.(g)	4,100	196,800
Copart, Inc.(g)	2,400	71,184
Corrections Corp. of America(g)	18,600	238,266
De La Rue Plc	7,800	108,619
De La Rue Plc—Preference Shares	4,594	64,065
Deluxe Corp.	2,675	25,760
G4S Plc	59,400	165,051
The GEO Group, Inc.(g)	17,000	225,250
Iron Mountain, Inc.(g)	7,550	167,384
Loomis AB - Class B(g)	24,300	187,733
Republic Services, Inc.	26,362	452,108
RPS Group Plc	76,100	170,080
Sykes Enterprises, Inc.(g)	8,448	140,490
Team, Inc.(g)	4,300	50,396
Tetra Tech, Inc.(g)	6,800	138,584
Waste Connections, Inc.(g)	1,000	25,700
Waste Management, Inc.	26,075	667,520

		3,739,748

Communications Equipment — 1.4%
Arris Group, Inc.(g)	23,500	173,195
Cisco Systems, Inc.(g)	103,816	1,740,994
CommScope, Inc.(g)	2,304	26,173
EMS Technologies, Inc.(g)	19,525	340,907
GeoVision, Inc.	22,500	87,726
Harris Corp.	3,946	114,197
Neutral Tandem, Inc.(g)	5,025	123,665
Nokia Oyj	49,793	582,352
Polycom, Inc.(g)	23,800	366,282
QUALCOMM, Inc.	63,922	2,487,205

		6,042,696

Computers & Peripherals — 1.4%
Apple, Inc.(g)	16,234	1,706,518
EMC Corp.(g)	24,775	282,435
Hewlett-Packard Co.	36,025	1,154,961
HTC Corp.	7,670	94,441
International Business Machines Corp.	20,625	1,998,356
Lexmark International, Inc. - Class A(g)	1,450	24,462
NCR Corp.(g)	1,400	11,130
QLogic Corp.(g)	15,975	177,642
Sun Microsystems, Inc.(g)	8,600	62,952
Teradata Corp.(g)	8,340	135,275
Western Digital Corp.(g)	19,671	380,437

		6,028,609

Construction & Engineering — 0.3%
Chicago Bridge & Iron Co. NV - ADR	7,800	48,906
EMCOR Group, Inc.(g)	1,900	32,623
Fluor Corp.	16,000	552,800
Granite Construction, Inc.	800	29,984
Quanta Services, Inc.(g)	11,600	248,820
The Shaw Group, Inc.(g)	700	19,187
United Group Ltd.	53,741	344,064
URS Corp.(g)	450	18,185

		1,294,569

Construction Materials — 0.0%
Martin Marietta Materials, Inc.	175	13,877

Consumer Finance — 0.0%
Capital One Financial Corp.	6,800	83,232

Containers & Packaging — 0.3%
AptarGroup, Inc.	2,000	62,280
Ball Corp.	3,500	151,900
Owens-Illinois, Inc.(g)	11,920	172,125
Pactiv Corp.(g)	17,475	254,960
Rock-Tenn Co. - Class A	6,618	179,017
Silgan Holdings, Inc.	6,450	338,883
Sonoco Products Co.	11,050	231,829
Toyo Seikan Kaisha Ltd.	9,000	132,848

		1,523,842

Distributors — 0.0%
Inchcape Plc	82,400	89,336

Diversified Consumer Services — 0.3%
Apollo Group, Inc. - Class A(g)	11,525	902,753
Benesse Corp.	2,700	99,457
Career Education Corp.(g)	1,875	44,925
DeVry, Inc.	1,777	85,616
H&R Block, Inc.	5,250	95,498
ITT Educational Services, Inc.(g)	550	66,781

		1,295,030

Diversified Financial Services — 1.1%
Bank of America Corp.	61,750	421,135
Citigroup, Inc.(h)	46,850	118,531
CME Group, Inc.	3,450	850,046
Deutsche Boerse AG	2,100	125,992
Hong Kong Exchanges & Clearing Ltd.	13,600	128,349
Investor AB - B Shares	29,815	377,018
JPMorgan Chase & Co.	62,025	1,648,625
London Stock Exchange Group Plc	6,200	50,130
MSCI, Inc. - Class A(g)	19,375	327,631
The NASDAQ OMX Group, Inc.(g)	9,350	183,073
NYSE Euronext, Inc.	7,600	136,040
PHH Corp.(g)	10,600	148,930
Pohjola Bank Plc	12,800	75,251
Yuanta Financial Holding Co. Ltd.	584,500	267,648

		4,858,399

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	62,099	1,564,895
Cable & Wireless Plc	82,500	164,983
CenturyTel, Inc.	6,575	184,889
Embarq Corp.	3,600	136,260
France Telecom SA	31,962	728,644
Iowa Telecommunications Services, Inc.	9,200	105,432
Koninklijke KPN NV	52,996	707,554
Tele Norte Leste Participacoes SA—ADR	12,700	175,768
Telkom SA Ltd.	10,500	116,986
Verizon Communications, Inc.	33,344	1,006,989
Vimpel-Communications - ADR	9,700	63,438

		4,955,838

Electric Utilities — 0.8%
American Electric Power Co., Inc.	20,300	512,778
Companhia Energetica de Minas Gerais - CEMIG - ADR	15,353	226,917
DPL, Inc.	2,050	46,207
E.ON AG	19,551	542,231

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Electric Utilities (concluded)
Edison International	7,010	$201,958
El Paso Electric Co.(g)	10,300	145,127
Entergy Corp.	6,410	436,457
IDACORP, Inc.	1,600	37,376
Northeast Utilities	9,500	205,105
NV Energy, Inc.	25,075	235,454
Pinnacle West Capital Corp.	13,775	365,864
Terna Rete Elettrica Nazionale SpA	67,500	210,122
UIL Holdings Corp.	4,600	102,672
Unisource Energy Corp.	625	17,619
Westar Energy, Inc.	7,400	129,722

		3,415,609

Electrical Equipment — 0.3%
A.O. Smith Corp.	1,375	34,622
Alstom SA	6,643	344,482
AMETEK, Inc.	10,000	312,700
Energy Conversion Devices, Inc.(g)(h)	3,925	52,085
ITM Power Plc(g)	12,000	1,676
Ocean Power Technologies, Inc.(g)	1,000	6,600
Panasonic Electric Works Co. Ltd.	18,000	131,763
SGL Carbon AG(g)	7,800	185,650
Thomas & Betts Corp.(g)	775	19,390

		1,088,968

Electronic Equipment, Instruments & Components — 0.5%
Agilent Technologies, Inc.(g)	9,190	141,250
Amphenol Corp. - Class A	8,900	253,561
Anixter International, Inc.(g)	4,529	143,479
Arrow Electronics, Inc.(g)	13,850	263,981
AU Optronics Corp. - ADR	12,500	104,875
Avnet, Inc.(g)	2,250	39,397
Cogent, Inc.(g)	8,125	96,687
Hosiden Corp.	12,200	121,726
Ingram Micro, Inc. - Class A(g)	1,900	24,016
Jabil Circuit, Inc.	25,125	139,695
Nidec Corp.	5,400	243,080
Rotork Plc	26,700	326,056
Tech Data Corp.(g)	9,990	217,582
TTM Technologies, Inc.(g)	23,500	136,300

		2,251,685

Energy Equipment & Services — 1.3%
Allis-Chalmers Energy, Inc.(g)	15,900	30,687
Baker Hughes, Inc.	15,300	436,815
BJ Services Co.	8,700	86,565
Complete Production Services, Inc.(g)	900	2,772
ENSCO International, Inc.	4,475	118,140
FMC Technologies, Inc.(g)	925	29,017
Halliburton Co.	22,730	351,633
Helix Energy Solutions Group, Inc.(g)	5,075	26,086
Helmerich & Payne, Inc.	1,925	43,832
Hercules Offshore, Inc.(g)	1,400	2,212
HSE Integrated Ltd.(g)	561	156
John Wood Group Plc	49,400	158,723
Key Energy Services, Inc.(g)	10,800	31,104
Leader Energy Services Ltd.(g)	15,957	506
Nabors Industries Ltd.(g)	14,975	149,600
National Oilwell Varco, Inc.(g)	899	25,810
Noble Corp.	11,510	277,276
Precision Drilling Trust	3,300	8,844
Saipem SpA	7,600	135,227
Schlumberger Ltd.	33,447	1,358,617
Smith International, Inc.	13,400	287,832
Superior Energy Services, Inc.(g)	9,905	127,675
Technicoil Corp.(g)	46,400	11,041
Technip SA	3,400	119,856
Tidewater, Inc.	1,275	47,341
Transocean Ltd.(g)	22,556	1,327,195
Unit Corp.(g)	1,475	30,857
Weatherford International Ltd.(g)	26,200	290,034
WorleyParsons Ltd.	10,600	133,585

		5,649,038

Food & Staples Retailing — 1.3%
BJ’s Wholesale Club, Inc.(g)	5,575	178,344
Carrefour SA	13,233	516,220
CVS Caremark Corp.	14,325	393,794
The Kroger Co.	22,400	475,328
Ruddick Corp.	5,710	128,190
Safeway, Inc.	31,980	645,676
Shoppers Drug Mart Corp.	4,800	165,000
SUPERVALU, Inc.	16,375	233,835
Tesco Plc	162,999	778,766
Wal-Mart Stores, Inc.	45,586	2,375,031

		5,890,184

Food Products — 1.0%
American Italian Pasta Co. - Class A(g)	1,000	34,810
Archer-Daniels-Midland Co.	12,250	340,305
Barry Callebaut AG(g)	200	91,353
Cadbury Plc	21,200	159,911
Campbell Soup Co.	7,000	191,520
ConAgra Foods, Inc.	18,000	303,660
Dean Foods Co.(g)	17,760	321,101
Del Monte Foods Co.	24,396	177,847
Fresh Del Monte Produce, Inc.(g)	7,800	128,076
Green Mountain Coffee Roasters, Inc.(g)	1,000	48,000
The Hershey Co.	3,550	123,362
The J.M. Smucker Co.	7,600	283,252
Kraft Foods, Inc. - Class A	2,726	60,763
Nestle SA	37,015	1,250,528
Nong Shim Co. Ltd.	1,800	280,479
Nutreco Holding NV	5,200	186,189
Parmalat SpA	73,200	150,702
Ralcorp Holdings, Inc.(g)	950	51,186
Smart Balance, Inc.(g)	5,600	33,824
Toyo Suisan Kaisha Ltd.	7,900	163,006
Viscofan SA	10,300	200,130

		4,580,004

Gas Utilities — 0.3%
Atmos Energy Corp.	5,725	132,362
CMS Energy Corp.	22,400	265,216
EQT Corp.	11,170	349,956
Questar Corp.	8,280	243,680
Snam Rete Gas SpA	24,800	133,068
UGI Corp.	7,950	187,700

		1,311,982

Health Care Equipment & Supplies — 0.9%
Baxter International, Inc.	3,725	190,795
Beckman Coulter, Inc.	675	34,432
Becton, Dickinson & Co.	2,375	159,695
C.R. Bard, Inc.	4,550	362,726
Cie Generale d’Optique Essilor International SA	13,095	505,959

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	5

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Health Care Equipment & Supplies (concluded)
The Cooper Cos., Inc.	12,373	$327,142
Covidien Ltd.	4,850	161,214
DiaSorin SpA	6,900	154,325
Edwards Lifesciences Corp.(g)	750	45,473
Hologic, Inc.(g)	37,050	484,984
Immucor, Inc.(g)	4,630	116,444
Kinetic Concepts, Inc.(g)	7,725	163,152
Masimo Corp.(g)	1,300	37,674
Merit Medical Systems, Inc.(g)	6,725	82,112
NuVasive, Inc.(g)	700	21,966
ResMed, Inc.(g)	5,400	190,836
ResMed, Inc. - ADR(g)	21,500	79,235
Smith & Nephew Plc	12,100	75,315
SonoSite, Inc.(g)	5,225	93,423
Sonova Holding AG	3,400	205,207
St. Jude Medical, Inc.(g)	3,900	141,687
STERIS Corp.	2,050	47,724
Symmetry Medical, Inc.(g)	10,725	67,675
Teleflex, Inc.	3,575	139,747
Thoratec Corp.(g)	1,200	30,828
Wright Medical Group, Inc.(g)	6,605	86,063
Zoll Medical Corp.(g)	7,250	104,110

		4,109,943

Health Care Providers & Services — 1.5%
Aetna, Inc.	12,200	296,826
Amedisys, Inc.(g)	2,700	74,223
AmerisourceBergen Corp.	4,600	150,236
Centene Corp.(g)	6,400	115,328
CIGNA Corp.	13,825	243,182
DaVita, Inc.(g)	2,300	101,085
Express Scripts, Inc.(g)	3,550	163,904
Fresenius Medical Care AG & Co. KGaA	5,400	209,545
HealthSouth Corp.(g)	11,900	105,672
Henry Schein, Inc.(g)	11,700	468,117
HMS Holdings Corp.(g)	7,425	244,282
IPC The Hospitalist Co., Inc.(g)	6,300	119,889
Kindred Healthcare, Inc.(g)	1,375	20,556
Laboratory Corp. of America Holdings(g)	6,080	355,619
LifePoint Hospitals, Inc.(g)	2,175	45,371
Lincare Holdings, Inc.(g)	9,500	207,100
Magellan Health Services, Inc.(g)	13,000	473,720
Medco Health Solutions, Inc.(g)	24,670	1,019,858
MEDNAX, Inc.(g)	25,530	752,369
MWI Veterinary Supply, Inc.(g)	6,247	177,915
Omnicare, Inc.	1,450	35,510
PharMerica Corp.(g)	8,800	146,432
Rhoen Klinikum AG	15,000	278,196
Sun Healthcare Group, Inc.(g)	16,800	141,792
UnitedHealth Group, Inc.	22,775	476,681
Universal Health Services, Inc. - Class B	625	23,962
VCA Antech, Inc.(g)	2,900	65,395
WellPoint, Inc.(g)	3,400	129,098

		6,641,863

Health Care Technology — 0.1%
MedAssets, Inc.(g)	6,200	88,350
Omnicell, Inc.(g)	8,200	64,124
Phase Forward, Inc.(g)	10,600	135,574

		288,048

Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc.	4,200	63,420
Burger King Holdings, Inc.	42,700	979,965
Darden Restaurants, Inc.	11,800	404,268
Domino’s Pizza UK & IRL Plc	50,200	161,639
Greene King Plc	12,000	84,155
InterContinental Hotels Group Plc	19,718	149,606
Intralot SA	13,000	64,095
McDonald’s Corp.	25,600	1,396,992
P.F. Chang’s China Bistro, Inc.(g)	2,825	64,636
Panera Bread Co. - Class A(g)(h)	2,700	150,930
Pinnacle Entertainment, Inc.(g)	14,110	99,334
REXLot Holdings Ltd.(g)	1,361,400	43,035
Scientific Games Corp. - Class A(g)	29,950	362,694
Sodexo	4,800	218,640
Sonic Corp.(g)	5,900	59,118
Starwood Hotels & Resorts Worldwide, Inc.	23,550	299,085
Texas Roadhouse, Inc. - Class A(g)	4,950	47,174
Wendy’s/Arby’s Group, Inc. - Class A	19,000	95,570
William Hill Plc	55,900	136,292
WMS Industries, Inc.(g)	800	16,728

		4,897,376

Household Durables — 0.3%
Bellway Plc	7,800	75,633
Centex Corp.	20,500	153,750
D.R. Horton, Inc.	43,500	421,950
iRobot Corp.(g)	8,074	61,362
KB Home	12,525	165,080
Newell Rubbermaid, Inc.	30,150	192,357
NVR, Inc.(g)	475	203,181
Persimmon Plc	15,600	77,109
The Stanley Works	3,950	115,024
Toll Brothers, Inc.(g)	650	11,804

		1,477,250

Household Products — 0.5%
Church & Dwight Co., Inc.	9,650	504,020
Clorox Co.	7,100	365,508
Colgate-Palmolive Co.	1,900	112,062
Energizer Holdings, Inc.(g)	600	29,814
The Procter & Gamble Co.	24,905	1,172,776

		2,184,180

Independent Power Producers & Energy Traders — 0.1%
International Power Plc	48,200	145,563
NRG Energy, Inc.(g)	13,760	242,176

		387,739

Industrial Conglomerates — 0.6%
3M Co.	11,900	591,668
Cookson Group Plc	766,000	178,706
General Electric Co.	106,375	1,075,451
Hutchison Whampoa Ltd.	97,000	476,180
Keppel Corp. Ltd.	134,000	442,717

		2,764,722

Insurance — 1.8%
ACE Ltd.	8,025	324,210
AFLAC, Inc.	6,000	116,160
Allianz SE	7,310	611,867
American Financial Group, Inc.	2,550	40,928
Amlin Plc	11,600	57,172
AON Corp.	7,000	285,740
Arch Capital Group Ltd.(g)	2,525	135,996

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
Aspen Insurance Holdings Ltd.	13,900	$312,194
AXIS Capital Holdings Ltd.	12,460	280,848
Baloise Holding AG	1,000	63,912
Brit Insurance Holdings Plc	46,300	119,713
Catlin Group Ltd.	21,420	96,070
CHUBB Corp.	7,325	309,994
Everest Re Group Ltd.	675	47,790
Fidelity National Financial, Inc. - Class A	2,925	57,067
First American Corp.	6,900	182,919
First Mercury Financial Corp.(g)	5,300	76,532
The Hanover Insurance Group, Inc.	9,387	270,533
HCC Insurance Holdings, Inc.	12,710	320,165
Hiscox Ltd.	39,900	176,541
Jardine Lloyd Thompson Group Plc	9,300	58,414
Lancashire Holdings Ltd.(g)	25,800	177,246
MBIA, Inc.(g)	15,825	72,478
PartnerRe Ltd.	3,400	211,038
Platinum Underwriters Holdings Ltd.	6,441	182,667
Prudential Plc	109,614	531,397
Reinsurance Group of America, Inc.	1,050	34,010
RenaissanceRe Holdings Ltd.	4,600	227,424
Standard Life Plc	20,000	47,631
T&D Holdings, Inc.	12,350	300,780
The Travelers Cos., Inc.	33,775	1,372,616
Unum Group	17,275	215,938
W.R. Berkley Corp.	17,740	400,037

		7,718,027

Internet & Catalog Retail — 0.3%
Amazon.com, Inc.(g)	14,150	1,039,176
NetFlix, Inc.(g)(h)	1,100	47,212
priceline.com, Inc.(g)	2,500	196,950
Ticketmaster Entertainment, Inc.(g)	8,420	31,070

		1,314,408

Internet Software & Services — 0.7%
comScore, Inc.(g)	8,831	106,767
eBay, Inc.(g)	20,100	252,456
Google, Inc. - Class A(g)	4,722	1,643,539
Omniture, Inc.(g)	6,960	91,803
Sina Corp.(g)	5,500	127,875
SkillSoft Plc - ADR(g)	70,290	470,240
SonicWALL, Inc.(g)	29,300	130,678
Tencent Holdings Ltd.	46,800	346,301
Yahoo!, Inc.(g)	4,500	57,645

		3,227,304

IT Services — 0.6%
Accenture Ltd. - Class A	13,300	365,617
Affiliated Computer Services, Inc. - Class A(g)	3,925	187,968
Alliance Data Systems Corp.(g)	1,125	41,569
Broadridge Financial Solutions, Inc.	3,025	56,295
Convergys Corp.(g)	14,100	113,928
CSG Systems International, Inc.(g)	1,500	21,420
ExlService Holdings, Inc.(g)	16,098	138,765
Fidelity National Information Services, Inc.	14,300	260,260
Forrester Research, Inc.(g)	9,950	204,572
Genpact Ltd.(g)	23,300	206,438
Hewitt Associates, Inc. - Class A(g)	1,500	44,640
Lender Processing Services, Inc.	10,275	314,518
Mantech International Corp. - Class A(g)	850	35,615
Mastercard, Inc. - Class A	675	113,049
NCI, Inc. - Class A(g)	5,700	148,200
SAIC, Inc.(g)	6,600	123,222
SRA International, Inc. - Class A(g)	8,350	122,745
TeleTech Holdings, Inc.(g)	10,550	114,890
Wright Express Corp.(g)	5,875	107,042

		2,720,753

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	725	18,176
JUMBO SA	18,400	139,359
Polaris Industries, Inc.	1,150	24,656
Shimano, Inc.	4,900	149,178

		331,369

Life Sciences Tools & Services — 0.3%
ICON Plc - ADR(g)	6,000	96,900
Lonza Group AG(g)	1,700	167,963
Qiagen NV(g)	18,000	286,679
Thermo Fisher Scientific, Inc.(g)	22,950	818,627

		1,370,169

Machinery — 1.4%
Actuant Corp. - Class A	2,700	27,891
AGCO Corp.(g)	3,700	72,520
Altra Holdings, Inc.(g)	10,700	41,516
Amada Co. Ltd.	35,100	187,533
Briggs & Stratton Corp.	2,375	39,187
Bucyrus International, Inc.	2,540	38,557
Charter International Plc	25,300	165,368
Cummins, Inc.	20,600	524,270
Danaher Corp.	28,500	1,545,270
Deere & Co.	14,900	489,763
Eaton Corp.	3,000	110,580
Federal Signal Corp.	3,375	17,786
Flowserve Corp.	3,625	203,435
Gardner Denver, Inc.(g)	2,025	44,024
GEA Group AG	23,600	251,212
Harsco Corp.	1,875	41,569
Hino Motors Ltd.	60,900	134,311
IDEX Corp.	11,475	250,958
Joy Global, Inc.	12,050	256,665
Kaydon Corp.	3,025	82,673
MAN AG	5,500	238,739
Mori Seiki Co. Ltd.	15,400	141,106
Nabtesco Corp.	18,900	132,274
Navistar International Corp.(g)	4,050	135,513
Oshkosh Corp.	9,900	66,726
Parker Hannifin Corp.	7,925	269,292
Railpower Technologies Corp.(g)	17,600	1,187
SPX Corp.	2,350	110,473
Terex Corp.(g)	6,990	64,658
Trinity Industries, Inc.	1,950	17,823
Volvo AB - B Shares	23,000	122,044
The Weir Group Plc	36,600	217,126

		6,042,049

Media — 1.1%
Cablevision Systems Corp. - Class A	17,600	227,744
CKX, Inc.(g)	60,550	248,255
Comcast Corp. - Class A	23,825	324,973
The DIRECTV Group, Inc.(g)	16,550	377,174
Dolan Media Co.(g)	7,162	56,365
DreamWorks Animation SKG, Inc. - Class A(g)	13,250	286,730
Naspers Ltd. - N Shares	12,100	204,739

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Media (concluded)
Outdoor Channel Holdings, Inc.(g)	2,666	$18,182
Reed Elsevier NV	59,976	641,795
RHI Entertainment, Inc.(g)	14,626	22,231
SES SA	49,210	936,858
Time Warner Cable, Inc.	4,214	104,507
Time Warner, Inc.	16,782	323,893
Viacom, Inc. - Class B(g)	13,450	233,761
The Walt Disney Co.	6,200	112,592
Wolters Kluwer NV	9,600	155,613
Woongjin Thinkbig Co. Ltd.	17,370	230,093
WPP Plc	19,200	107,977
Zee Entertainment Enterprises Ltd.	32,800	68,932

		4,682,414

Metals & Mining — 1.6%
Agnico-Eagle Mines Ltd.	15,600	890,749
Anglo American Plc	22,594	384,744
Archipelago Resources Plc(g)	78,900	12,736
Baja Mining Corp.(g)	59,300	16,697
BHP Billiton Ltd.	30,636	677,094
Century Aluminum Co.(g)	9,734	20,539
Cliffs Natural Resources, Inc.	2,600	47,216
Crosshair Exploration & Mining Corp.(g)	10,900	1,340
Eldorado Gold Corp.(g)	43,162	390,265
Eldorado Gold Corp., Exchange Receipts (acquired 7/14/08, cost $0, unrestricted issue on 7/14/08 was valued at $8.72 per share)(g)(i)	79,200	0
Epsilon Energy, Inc.(b)	5,900	2,667
European Goldfields Ltd.(g)	12,100	32,150
Freeport-McMoRan Copper & Gold, Inc. - Class B	20,457	779,616
Gerdau SA - ADR	27,800	152,066
Gold Reserve, Inc.(g)	26,280	17,608
Kinross Gold Corp.	28,735	515,451
Minefinders Corp. Ltd.(g)(h)	40,000	308,000
Mitsubishi Materials Corp.	49,300	134,293
Newmont Mining Corp.	1,675	74,973
Norsk Hydro ASA	49,700	187,015
Nucor Corp.	1,800	68,706
Outokumpu Oyj - Series B	12,200	131,998
Pacific Metals Co. Ltd.	31,000	137,579
Reliance Steel & Aluminum Co.	5,290	139,286
Salzgitter AG	1,800	100,182
Sunridge Gold Corp.(g)	146,757	24,444
Teck Cominco Ltd. - Class B	30,601	171,111
ThyssenKrupp AG	16,400	286,120
Tokyo Steel Manufacturing Co. Ltd.	12,100	121,956
United States Steel Corp.	2,825	59,692
Usinas Siderurgicas de Minas Gerais SA, Class A - Preference Shares	5,900	74,852
Vedanta Resources Plc	13,700	132,820
West Timmins Mining, Inc.(g)	36,372	17,886
Yamana Gold, Inc.	45,600	425,692
Yamato Kogyo Co. Ltd.	13,200	285,009

		6,822,552

Multiline Retail — 0.6%
Dollar Tree, Inc.(g)	1,500	66,825
Family Dollar Stores, Inc.	9,925	331,197
Kohl’s Corp.(g)	34,302	1,451,661
Macy’s, Inc.	36,650	326,185
Next Plc	11,300	214,431
PPR	1,700	108,988

		2,499,287

Multi-Utilities — 0.5%
Ameren Corp.	17,225	399,448
CenterPoint Energy, Inc.	4,050	42,241
DTE Energy Co.	4,475	123,957
NSTAR	1,925	61,369
OGE Energy Corp.	1,600	38,112
PG&E Corp.	20,500	783,510
Sempra Energy	9,150	423,096
Vectren Corp.	1,700	35,853
Wisconsin Energy Corp.	6,780	279,133

		2,186,719

Office Electronics — 0.2%
Canon, Inc.	26,600	775,439
Xerox Corp.	15,050	68,477

		843,916

Oil, Gas & Consumable Fuels — 5.4%
Addax Petroleum Corp.	4,300	93,108
Alberta Clipper Energy, Inc.(g)	5,027	1,994
American Oil & Gas, Inc.(g)	5,947	4,579
Apache Corp.	3,400	217,906
Approach Resources, Inc.(g)	1,700	10,540
Arch Coal, Inc.	31,700	423,829
Argosy Energy, Inc.(g)	1,240	1,328
ATP Oil & Gas Corp.(g)	4,300	22,059
Banpu Public Co. Ltd.	20,500	123,814
Bayou Bend Petroleum Ltd.(g)	40,700	5,811
Berry Petroleum Co. - Class A	2,700	29,592
BG Group Plc	54,597	823,563
Canadian Superior Energy, Inc.(g)	57,300	26,785
Canext Energy Ltd.(g)	4,020	1,020
Chesapeake Energy Corp.	25,325	432,044
Chevron Corp.	23,675	1,591,907
Cimarex Energy Co.	1,325	24,353
Cinch Energy Corp.(g)	40,320	17,589
Clayton Williams Energy, Inc.(g)	19,123	559,157
Compton Petroleum Corp.(g)	3,800	2,471
Comstock Resources, Inc.(g)	3,783	112,733
ConocoPhillips	14,975	586,421
CONSOL Energy, Inc.	37,564	948,115
Crescent Point Energy Trust	1,800	37,633
Crew Energy, Inc.(g)	39,700	123,118
Dana Petroleum Plc(g)	7,700	122,938
Daylight Resources Trust	13,410	72,432
Delphi Energy Corp.(g)	24,700	16,064
Delta Petroleum Corp.(g)	45,255	54,306
Denbury Resources, Inc.(g)	1,150	17,089
Ember Resources, Inc.(g)	4,855	1,925
Energy XXI Bermuda Ltd.	13,100	4,912
EOG Resources, Inc.	7,400	405,224
Evergreen Energy, Inc.(g)	11,500	16,008
EXCO Resources, Inc.(g)	27,600	276,000
Exxon Mobil Corp.	59,800	4,072,380
Fairborne Energy Ltd.(g)	1,482	3,538
Felix Resources Ltd.	24,300	148,844
Foundation Coal Holdings, Inc.	3,300	47,355
Galleon Energy, Inc. - Class A(g)	78,617	225,101
Gasco Energy, Inc.(g)	19,600	7,644
Gastar Exploration Ltd.(g)	15,900	8,586
GMX Resources, Inc.(g)	4,612	29,978
Goodrich Petroleum Corp.(g)	18,400	356,224
Gulfsands Petroleum Plc(g)	6,700	15,290
Heritage Oil Ltd.(g)	40,000	189,778

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Hess Corp.	2,630	$142,546
Highpine Oil & Gas Ltd.(g)	8,993	33,381
Iteration Energy Ltd.(g)	4,021	3,125
James River Coal Co.(g)	12,400	153,016
Longview Energy Co. (acquired 8/13/04, cost $48,000)(g)(i)	3,200	58,720
Lynden Energy Corp.(g)	3,500	833
Marathon Oil Corp.	21,351	561,318
Massey Energy Co.	70,941	717,923
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(g)(i)	8,685	117,161
Midnight Oil Exploration Ltd.(g)	81,200	51,523
Newfield Exploration Co.(g)	10,985	249,359
Niko Resources Ltd.	2,000	93,084
Occidental Petroleum Corp.	2,850	158,602
Oil Search Ltd.	34,800	127,859
OMV AG	6,600	220,797
Open Range Energy Corp.(g)	1,975	1,911
Pacific Rodera Energy, Inc.(g)	37,300	6,065
Pacific Rubiales Energy Corp.(g)	12,466	48,349
Pan Orient Energy Corp.(g)	3,600	11,564
Parallel Petroleum Corp.(g)	4,879	6,245
Patriot Coal Corp.(g)	2,798	10,381
Peabody Energy Corp.	26,498	663,510
Pengrowth Energy Trust	2,877	16,201
Penn Virginia Corp.	38,200	419,436
Penn West Energy Trust	10,319	97,232
Petro Andina Resources, Inc. - Class A(g)	800	3,687
Petro-Canada	5,300	142,379
PetroHawk Energy Corp.(g)	47,400	911,502
Petroleo Brasileiro SA - ADR	37,376	1,138,847
Petroleum Development Corp.(g)	5,100	60,231
Petrolifera Petroleum Ltd.(g)	30,150	38,261
Plains Exploration & Production Co.(g)	50,825	875,715
Premier Oil Plc(g)	8,600	131,013
ProspEx Resources Ltd.(g)	43,140	15,055
Quest Resource Corp.(g)	2,500	782
Quicksilver Resources, Inc.(g)	10,200	56,508
Range Resources Corp.	10,300	423,948
Rex Energy Corp.(g)	9,100	26,117
Santos Ltd.	13,900	163,602
Southern Union Co.	11,050	168,181
Southwestern Energy Co.(g)	10,945	324,957
StatoilHydro ASA	31,034	543,117
Stone Energy Corp.(g)	561	1,868
Tag Oil Ltd.	800	101
Talisman Energy, Inc.	19,200	203,299
Tesoro Corp.	1,150	15,490
Total SA	16,079	795,099
Trafalgar Energy Ltd.(g)	841	387
TransCanada Corp.	700	16,562
Triex Minerals Corp.(g)	9,900	1,296
TriStar Oil & Gas Ltd.(g)	12,585	92,132
True Energy Trust	11,382	6,139
Tullow Oil Plc	32,343	371,865
Ultra Petroleum Corp.(g)	2,400	86,136
Uranium One, Inc.(g)	25,970	52,525
Valero Energy Corp.	26,700	477,930
Vero Energy, Inc.(g)	4,447	11,569
Warren Resources, Inc.(g)	4,034	3,873
West Energy Ltd.(g)	9,543	16,652
WesternZagros Resources Ltd.(g)	1,800	828
Whiting Petroleum Corp.(g)	4,400	113,740

The Williams Cos., Inc.	8,200	93,316

		23,667,935

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada)(b)(g)	36,747	22,442
Clearwater Paper Corp.(g)	0	0
International Paper Co.	8,175	57,552
Weyerhaeuser Co.	7,950	219,182

		299,176

Personal Products — 0.1%
Avon Products, Inc.	4,500	86,535
Chattem, Inc.(g)	5,198	291,348

		377,883

Pharmaceuticals — 2.7%
Abbott Laboratories	37,425	1,785,173
Bayer AG	12,051	575,756
Bristol-Myers Squibb Co.	15,525	340,308
Eli Lilly & Co.	21,625	722,491
GlaxoSmithKline Plc	42,907	668,261
Johnson & Johnson	31,200	1,641,120
King Pharmaceuticals, Inc.(g)	4,875	34,466
Medicis Pharmaceutical Corp. - Class A	14,500	179,365
Merck & Co., Inc.	3,900	104,325
Mylan, Inc.(g)	10,700	143,487
Novartis AG	26,232	992,450
Pfizer, Inc.	66,750	909,135
Roche Holding AG - ADR	7,893	1,083,315
Santarus, Inc.(g)	23,450	37,755
Schering-Plough Corp.	41,325	973,204
Seperacor, Inc.(g)	1,000	14,660
Shire Plc - ADR	6,350	228,219
Teva Pharmaceutical Industries Ltd. - ADR	18,000	810,900
Watson Pharmaceuticals, Inc.(g)	850	26,444
Wyeth	13,875	597,180

		11,868,014

Professional Services — 0.1%
The Advisory Board Co.(g)	3,525	58,444
Diamond Management & Technology Consultants, Inc.	19,294	49,200
Huron Consulting Group, Inc.(g)	2,600	110,318
IHS, Inc. - Class A(g)	7,125	293,408
TrueBlue, Inc.(g)	2,200	18,150
Watson Wyatt Worldwide, Inc. - Class A	1,600	78,992

		608,512

Real Estate Investment Trusts — 0.6%
Annaly Capital Management, Inc.	15,175	210,477
Boston Properties, Inc.	5,010	175,500
CFS Retail Property Trust	33,000	37,495
Corio NV	1,300	53,765
Digital Realty Trust, Inc.	2,900	96,222
Eurocommercial Properties NV	2,000	54,309
Fonciere Des Regions	500	23,476
Hammerson Plc	5,600	20,432
Highwoods Properties, Inc.	1,150	24,633
Home Properties, Inc.	2,500	76,625
Hospitality Properties Trust	10,875	130,500
HRPT Properties Trust	36,100	115,159
Liberty Property Trust	7,100	134,474
The Macerich Co.(h)	1,975	12,364

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Real Estate Investment Trusts (concluded)
Mack-Cali Realty Corp.	12,675	$251,092
Mercialys SA	2,200	63,674
MFA Mortgage Investments, Inc.	10,200	59,976
Mid-America Apartment Communities, Inc.	3,600	110,988
Nationwide Health Properties, Inc.	1,775	39,387
Omega Healthcare Investors, Inc.	2,625	36,960
Realty Income Corp.	1,175	22,114
Redwood Trust, Inc.	21,100	323,885
Segro Plc	7,500	2,445
Simon Property Group, Inc.	5,980	207,147
SL Green Realty Corp.	1,000	10,800
Societe Immobiliere de Location pour l’Industrie et le Commerce	300	22,483
Suntec Real Estate Investment Trust	92,900	38,505
Unibail-Rodamco	1,700	240,562
Wereldhave NV	500	34,960

		2,630,409

Real Estate Management & Development — 0.3%
Agile Property Holdings Ltd.	109,900	62,318
Castellum AB	5,700	32,037
Guangzhou R&F Properties Co. Ltd. - H Shares(g)	67,300	78,131
Henderson Land Development Co. Ltd.	145,000	552,911
New World Development Co. Ltd.	159,500	159,218
PSP Swiss Property AG(g)	1,500	63,237
Sino-Ocean Land Holdings Ltd.	126,000	82,906
Tokyo Tatemono Co. Ltd.	17,000	44,127
Wheelock & Co. Ltd.	88,600	149,010

		1,223,895

Road & Rail — 0.5%
East Japan Railway Co.	8,800	458,781
Firstgroup Plc	60,100	230,559
Heartland Express, Inc.	2,350	34,804
J.B. Hunt Transport Services, Inc.	9,025	217,593
Landstar System, Inc.	3,400	113,798
Nippon Express Co. Ltd.	34,900	109,985
Norfolk Southern Corp.	11,875	400,781
Ryder System, Inc.	3,750	106,162
Seino Holdings Corp.	52,000	251,510
Union Pacific Corp.	3,900	160,329
Vitran Corp., Inc.(g)	1,807	9,505

		2,093,807

Semiconductors & Semiconductor Equipment — 1.4%
Advanced Energy Industries, Inc.(g)	10,400	78,312
Advanced Semiconductor Engineering, Inc.	189,100	92,271
ASML Holding NV	5,400	94,554
Broadcom Corp. - Class A(g)	55,400	1,106,892
Cymer, Inc.(g)	6,700	149,142
Disco Corp.	3,200	79,882
FEI Co.(g)	2,700	41,661
Hittite Microwave Corp.(g)	3,230	100,776
Integrated Device Technology, Inc.(g)	4,050	18,428
Intel Corp.	21,650	325,832
Intersil Corp. - Class A	12,260	140,990
Lam Research Corp.(g)	35,282	803,371
Micron Technology, Inc.(g)	38,430	156,026
Microsemi Corp.(g)	5,925	68,730
Monolithic Power Systems, Inc.(g)	4,000	62,000
NVIDIA Corp.(g)	52,700	519,622
ON Semiconductor Corp.(g)	53,700	209,430
PMC-Sierra, Inc.(g)	170,320	1,086,642
Samsung Electronics Co. Ltd.	1,007	416,049
Silicon Laboratories, Inc.(g)	1,500	39,600
Siliconware Precision Industries Co. - ADR	29,000	168,200
Skyworks Solutions, Inc.(g)	2,625	21,158
Standard Microsystems Corp.(g)	2,350	43,710
STMicroelectronics NV	18,300	90,768
Ultra Clean Holdings, Inc.(g)	6,704	7,173
United Microelectronics Corp.	249,400	81,411
Varian Semiconductor Equipment Associates, Inc.(g)	9,500	205,770

		6,208,400

Software — 2.2%
Activision Blizzard, Inc.(g)	87,700	917,342
Adobe Systems, Inc.(g)	22,908	490,002
Amdocs Ltd.(g)	25,067	464,241
Ansys, Inc.(g)	2,600	65,260
Blackboard, Inc.(g)	8,752	277,788
BMC Software, Inc.(g)	1,450	47,850
CA, Inc.	6,500	114,465
Check Point Software Technologies(g)	33,200	737,372
DemandTec, Inc.(g)	26,700	233,625
i2 Technologies, Inc.(g)	12,625	99,738
Intuit, Inc.(g)	8,250	222,750
Lawson Software, Inc.(g)	19,700	83,725
Micro Focus International Plc	46,700	202,086
Microsoft Corp.	88,625	1,628,041
Nintendo Co. Ltd.	2,500	731,330
Oracle Corp.	91,950	1,661,536
Parametric Technology Corp.(g)	1,875	18,713
Phase Metrics, Inc.(g)	50,574	1,011
Salesforce.com, Inc.(g)	25,469	833,600
Sybase, Inc.(g)	2,400	72,696
Symantec Corp.(g)	20,650	308,511
Synopsys, Inc.(g)	1,675	34,723
TiVo, Inc.(g)	24,725	174,064

		9,420,469

Specialty Retail — 1.3%
Abercrombie & Fitch Co. - Class A	5,600	133,280
Advance Auto Parts, Inc.	1,450	59,566
Aeropostale, Inc.(g)	2,125	56,440
AutoZone, Inc.(g)	1,250	203,275
Bebe Stores, Inc.	11,700	78,039
Bed Bath & Beyond, Inc.(g)	6,300	155,925
CarMax, Inc.(g)(h)	52,400	651,856
Chico’s FAS, Inc.(g)	13,500	72,495
Esprit Holdings Ltd.	88,900	453,599
Foot Locker, Inc.	3,050	31,964
GameStop Corp. - Class A(g)	9,650	270,393
The Gap, Inc.	20,700	268,893
Geo Corp.	100	57,990
Guess?, Inc.	2,125	44,795
The Home Depot, Inc.	37,250	877,610
J. Crew Group, Inc.(g)(h)	13,300	175,294
Limited Brands, Inc.	26,000	226,200
Lowe’s Cos., Inc.	9,825	179,306
PetSmart, Inc.	950	19,912
Rent-A-Center, Inc.(g)	7,625	147,696
Ross Stores, Inc.	24,529	880,101
Sally Beauty Holdings, Inc.(g)	27,435	155,831
The Sherwin-Williams Co.	4,090	212,557

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Specialty Retail (concluded)
Shimachu Co. Ltd.	9,800	$166,201
TJX Cos., Inc.	6,900	176,916

		5,756,134

Textiles, Apparel & Luxury Goods — 0.4%
Adidas AG	6,000	199,136
Anta Sports Products Ltd.	509,100	335,755
ASICS Corp.	25,800	180,036
Benetton Group SpA	25,400	165,384
Carter’s, Inc.(g)	8,300	156,123
Gerry Weber International AG	8,310	169,843
Hanesbrands, Inc.(g)	2	19
Iconix Brand Group, Inc.(g)	12,600	111,510
Lululemon Athletica, Inc.(g)	12,775	110,631
Movado Group, Inc.	14,300	107,822

		1,536,259

Thrifts & Mortgage Finance — 0.1%
Astoria Financial Corp.	13,540	124,433
First Niagara Financial Group, Inc.	9,700	105,730
Hudson City Bancorp, Inc.	18,475	215,973
New York Community Bancorp, Inc.	3,725	41,608
People’s United Financial, Inc.	6,050	108,718

		596,462

Tobacco — 0.4%
Altria Group, Inc.	24,850	398,097
Lorillard, Inc.	3,100	191,394
Philip Morris International, Inc.	32,526	1,157,275

		1,746,766

Trading Companies & Distributors — 0.2%
Applied Industrial Technologies, Inc.	3,000	50,610
Marubeni Corp.	68,000	214,168
Mitsui & Co. Ltd.	62,000	631,612
W.W. Grainger, Inc.	1,914	134,325
WESCO International, Inc.(g)	2,200	39,864

		1,070,579

Transportation Infrastructure — 0.1%
COSCO Pacific Ltd.	239,000	235,362
Kamigumi Co. Ltd.	34,900	232,342

		467,704

Water Utilities — 0.0%
Guangdong Investment Ltd.	508,900	205,165

Wireless Telecommunication Services — 0.9%
American Tower Corp. - Class A(g)	45,350	1,380,000
KDDI Corp.	135	635,734
MetroPCS Communications, Inc.(g)	15,600	266,448
MTN Group Ltd.	28,657	317,964
Philippine Long Distance Telephone Co. - ADR	4,500	198,585
Sprint Nextel Corp.(g)	29,550	105,493
Vodafone Group Plc	566,949	988,447

		3,892,671

Total Common Stocks — 50.8%		222,436,596

	Par (000)
Corporate Bonds
Aerospace & Defense — 0.0%
L-3 Communications Corp., Senior Subordinated Notes,
6.38%, 10/15/15	$35	32,987

Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Senior Unsecured Notes,
3.88%, 4/01/14	1,225	1,227,998

Auto Components — 0.0%
The Goodyear Tire & Rubber Co., Unsecured Notes,
8.63%, 12/01/11	125	103,750
Lear Corp., Senior Unsecured Notes,
8.75%, 12/01/16	90	18,450

		122,200

Capital Markets — 0.7%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(d)	775	778,191
Eksportfinans A/S (Norway), Unsecured Notes,
5.50%, 5/25/16(d)	575	615,529
The Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	785	733,029
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(f)	320	38,400
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
7.00%, 9/27/27(f)	475	60,562
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(f)	190	19
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.25%, 2/06/12(f)	440	56,100
Morgan Stanley, Senior Notes,
1.65%, 1/09/12(a)	925	742,388
5.55%, 4/27/17	115	102,332

		3,126,550

Chemicals — 0.0%
Huntsman International LLC, Senior Subordinated Notes,
7.88%, 11/15/14	175	71,750
7.38%, 1/01/15	85	34,850
PolyOne Corp., Senior Unsecured Notes,
8.88%, 5/01/12	140	60,900

		167,500

Commercial Banks — 0.9%
Banco Central de la Republica Dominicana (Dominican Republic), Unsecured Notes,
9.04%, 1/23/18(d)	33	25,412
Banque Centrale de Tunisie (Tunisia), Unsecured Notes,
7.38%, 4/25/12(d)	425	429,250
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(d)	1,700	1,718,583
UBS AG (Switzerland), Senior Notes,
5.88%, 12/20/17(d)	935	804,185

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Commercial Banks (concluded)
UBS AG (Switzerland), Senior Unsecured Notes,
5.75%, 4/25/18(d)	$600	$501,872
VTB Capital SA (Luxembourg), Unsecured Notes,
7.50%, 10/12/11(d)	110	101,525
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38	420	332,159

		3,912,986

Commercial Services & Supplies — 0.0%
Aleris International, Inc., Toggle Notes,
9.75%, 12/15/14(f)	230	138
RBS Global, Inc./Rexnord LLC, Senior Notes,
8.88%, 9/01/16	30	22,500

		22,638

Computers & Peripherals — 0.2%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17	360	372,914
7.63%, 10/15/18	300	344,158

		717,072

Consumer Finance — 0.1%
Student Loan Marketing Corp., Senior Unsecured Notes,
1.30%, 7/27/09(a)	525	505,822

Containers & Packaging — 0.1%
Rock-Tenn Co., Senior Unsecured Notes,
8.20%, 8/15/11	250	250,625

Diversified Financial Services — 2.3%
Bank of America Corp., Senior Unsecured Notes,
6.00%, 9/01/17	315	268,119
5.75%, 12/01/17	835	701,221
Bank of America Corp., Subordinated Notes,
7.40%, 1/15/11	325	302,984
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	655	667,030
Citigroup, Inc., Senior Unsecured Notes,
5.30%, 10/17/12	725	639,020
Ford Capital BV (Netherlands), Debentures,
9.50%, 6/01/10(d)	390	212,550
Ford Motor Credit Co. LLC, Senior Unsecured Notes,
8.63%, 11/01/10	250	199,125
Ford Motor Credit Co. LLC, Unsecured Notes,
9.75%, 9/15/10	135	111,057
7.80%, 6/01/12	225	152,488
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11	2,800	2,807,451
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10	300	297,697
6.75%, 3/15/32	50	40,545
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37	505	373,457
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Unsecured Notes,
7.13%, 2/15/13	420	333,900
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11	1,800	1,807,546
5.60%, 6/01/11	550	555,330
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17	425	406,575
Leucadia National Corp., Senior Unsecured Notes,
7.13%, 3/15/17	200	137,000
NSG Holdings LLC/NSG Holdings, Inc., Notes,
7.75%, 12/15/25(b)	140	110,600

		10,123,695

Diversified Telecommunication Services — 0.9%
AT&T, Inc., Unsecured Notes,
5.50%, 2/01/18	250	241,739
6.50%, 9/01/37	800	721,938
Cincinnati Bell, Inc., Senior Unsecured Notes,
7.25%, 7/15/13	520	496,600
Qwest Communications International, Inc., Senior Unsecured Notes,
7.50%, 2/15/14	280	242,200
7.50%, 2/15/14	30	25,950
Qwest Corp., Unsecured Notes,
4.57%, 6/15/13(a)	75	64,313
Telecom Italia Capital SA (Italy), Senior Unsecured Notes,
4.95%, 9/30/14(d)	475	410,130
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(d)	150	155,090
7.05%, 6/20/36(d)	150	154,129
Verizon Communications, Inc., Senior Unsecured Notes,
8.75%, 11/01/18	1,050	1,201,389
6.35%, 4/01/19	300	296,382
Verizon Maryland, Inc., Debentures,
5.13%, 6/15/33	10	6,927
Windstream Corp., Senior Unsecured Notes,
8.63%, 8/01/16	105	103,162

		4,119,949

Electric Utilities — 0.3%
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A,
9.00%, 1/02/17	201	182,468
Florida Power & Light Co., First Mortgage Bonds,
5.63%, 4/01/34	150	145,213
5.95%, 2/01/38	225	227,466
Florida Power Corp., First Mortgage Bonds,
6.40%, 6/15/38	150	156,715
MidAmerican Energy Holdings Co., Bonds,
6.50%, 9/15/37	250	231,192
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37	200	202,130
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/01/15(b)	90	45,000
Texas Competitive Electric Holdings Co. LLC, Toggle Notes,
11.25%, 11/01/16(b)(j)	110	41,250
TXU Corp., Senior Unsecured Notes, Series P,
5.55%, 11/15/14	680	253,019

		1,484,453

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Unsecured Notes,
6.15%, 9/15/19	$80	$81,290
7.45%, 9/15/39	120	120,135

		201,425

Food & Staples Retailing — 0.3%
Rite Aid Corp., Senior Secured Notes,
7.50%, 3/01/17	120	61,800
Wal-Mart Stores, Inc., Senior Unsecured Notes,
5.80%, 2/15/18	1,250	1,366,555

		1,428,355

Food Products — 0.3%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17	535	550,910
6.13%, 2/01/18	475	476,073
Tyson Foods, Inc., Senior Unsecured Notes,
10.50%, 3/01/14(b)	445	453,900

		1,480,883

Gas Utilities — 0.2%
Dominion Resources, Inc., Senior Debentures,
5.00%, 3/01/14	20	19,592
Gazprom Capital (Luxembourg), Unsecured Notes,
9.63%, 3/01/13(b)(d)	200	189,250
Gazprom, Unsecured Notes,
9.63%, 3/01/13	680	648,584

		857,426

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC/DJO Finance Corp., Senior Unsecured Notes,
10.88%, 11/15/14	345	256,163

Health Care Providers & Services — 0.0%
Health Management Associates, Inc., Senior Unsecured Notes,
6.13%, 4/15/16	230	188,025

Hotels, Restaurants & Leisure — 0.1%
Harrah’s Operating Co., Inc., Notes,
10.00%, 12/15/18(b)	61	18,300
Seneca Gaming Corp., Senior Unsecured Notes,
7.25%, 5/01/12	125	79,844
Wendy’s International, Inc., Senior Unsecured Notes,
6.25%, 11/15/11	360	327,600

		425,744

Household Durables — 0.5%
Centex Corp., Senior Unsecured Notes,
5.13%, 10/01/13	330	260,700
Centex Corp., Unsecured Notes,
4.55%, 11/01/10	265	241,150
D.R. Horton, Inc., Senior Unsecured Notes,
6.88%, 5/01/13	525	441,000
5.63%, 9/15/14	155	121,675
Jarden Corp., Senior Subordinated Notes,
7.50%, 5/01/17	75	60,375
KB Home, Senior Unsecured Notes,
6.38%, 8/15/11	460	414,000
Lennar Corp., Senior Unsecured Notes, Series B,
5.60%, 5/31/15	250	178,125
Pulte Homes, Inc., Senior Unsecured Notes,
5.20%, 2/15/15	185	146,381
Ryland Group, Inc., Senior Unsecured Notes,
5.38%, 5/15/12	165	143,550
Toll Brothers Finance Corp., Senior Unsecured Notes,
4.95%, 3/15/14	155	131,568

		2,138,524

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc., Senior Unsecured Notes,
7.38%, 2/01/16	190	176,700

Insurance — 0.4%
Berkshire Hathaway Finance Corp., Senior Unsecured Notes,
4.75%, 5/15/12	355	364,472
Hartford Life Global Funding Trusts, Secured Notes,
1.50%, 6/16/14(a)(b)	950	600,484
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(b)	850	776,297

		1,741,253

Internet & Catalog Retail — 0.2%
Expedia, Inc., Senior Unsecured Notes,
7.46%, 8/15/18	555	466,200
Sabre Holdings Corp., Senior Unsecured Notes,
8.35%, 3/15/16	690	262,200

		728,400

Media — 1.1%
Cablevision Systems Corp., Senior Unsecured Notes,
8.33%, 4/01/09(a)	325	325,000
Cengage Learning Acquisitions, Inc., Senior Unsecured Notes,
10.50%, 1/15/15(b)	310	158,875
Comcast Cable Holdings LLC, Senior Debentures,
7.88%, 8/01/13	2	2,025
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33	115	106,875
Comcast Corp., Unsecured Notes,
6.50%, 1/15/17	850	841,428
6.95%, 8/15/37	360	335,236
Cox Communications, Inc., Unsecured Notes,
8.38%, 3/01/39(b)	375	351,844
DirecTV Holdings LLC/DirecTV Financing Co., Senior Unsecured Notes,
7.63%, 5/15/16	180	176,400
DISH DBS Corp., Senior Unsecured Notes,
7.00%, 10/01/13	219	203,123
EchoStar DBS Corp., Senior Unsecured Notes,
7.13%, 2/01/16	25	22,375
Idearc, Inc., Senior Unsecured Notes,
8.00%, 11/15/16(f)	305	8,006
News America Holdings, Inc., Senior Debentures,
7.75%, 1/20/24	25	21,951
News America, Inc., Senior Debentures,
7.28%, 6/30/28	35	29,071
News America, Inc., Senior Unsecured Notes,
6.20%, 12/15/34	100	71,936

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	13

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Media (concluded)
Shaw Communications, Inc. (Canada), Unsecured Notes,
7.20%, 12/15/11(d)	$175	$173,688
TCI Communications, Inc., Senior Debentures,
7.88%, 2/15/26	5	4,593
TCI Communications, Inc., Senior Notes,
7.13%, 2/15/28	35	30,777
Time Warner Cable, Inc., Senior Unsecured Notes,
6.20%, 7/01/13	1,025	997,825
Time Warner Cos., Inc., Senior Debentures,
7.57%, 2/01/24	30	27,668
Time Warner, Inc., Senior Debentures,
7.63%, 4/15/31	200	178,705
Viacom, Inc., Senior Unsecured Notes,
5.75%, 4/30/11	525	511,433

		4,578,834

Metals & Mining — 0.0%
Ispat Inland ULC (Canada), Notes,
9.75%, 4/01/14(d)	10	9,100

Multiline Retail — 0.0%
Federated Retail Holdings, Inc., Notes,
5.35%, 3/15/12	250	196,239

Oil, Gas & Consumable Fuels — 1.0%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16	405	348,818
Arch Western Finance LLC, Senior Notes,
6.75%, 7/01/13	400	366,000
Chesapeake Energy Corp., Senior Unsecured Notes,
7.25%, 12/15/18	400	328,500
ConocoPhillips Australia Funding Co., Unsecured Notes,
1.50%, 4/09/09(a)	1,129	1,128,998
ConocoPhillips, Senior Unsecured Notes,
6.50%, 2/01/39	150	146,321
EXCO Resources, Inc., Notes,
7.25%, 1/15/11	65	50,375
Forest Oil Corp., Senior Unsecured Notes,
7.25%, 6/15/19	130	102,700
Kinder Morgan Finance Co. ULC (Canada), Senior Unsecured Notes,
5.35%, 1/05/11(d)	365	348,575
Newfield Exploration Co., Senior Subordinated Notes,
6.63%, 9/01/14	130	117,650
6.63%, 4/15/16	120	107,400
OPTi, Inc. (Canada), Notes,
8.25%, 12/15/14(d)	175	78,313
Shell International Finance BV (Netherlands), Unsecured Notes,
4.00%, 3/21/14(d)	875	887,277
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37	250	227,529

		4,238,456

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (Canada), Toggle Notes,
11.00%, 7/29/15(b)(d)	146	42,266
NewPage Corp., Senior Secured Notes,
10.00%, 5/01/12	140	48,650
Catalyst Paper Corp. (Canada), Senior Unsecured Notes,
8.63%, 6/15/11(d)	50	22,875

		113,791

Pharmaceuticals — 1.0%
Abbott Laboratories, Senior Unsecured Notes,
5.13%, 4/01/19	420	422,406
Bristol-Myers Squibb Co., Senior Debentures,
6.88%, 8/01/97	25	24,481
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12	370	378,019
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13	400	416,160
Merck & Co., Inc., Senior Unsecured Notes,
4.38%, 2/15/13	410	429,031
Novartis Securities Investment Ltd. (Bermuda), Senior Unsecured Notes,
5.13%, 2/10/19(d)	440	446,742
Pfizer, Inc., Senior Unsecured Notes,
5.35%, 3/15/15	1,250	1,318,808
Roche Holdings, Inc., Unsecured Notes,
3.25%, 2/25/11(a)(b)	180	179,681
5.00%, 3/01/14(b)	775	793,233

		4,408,561

Software — 0.2%
First Data Corp., Senior Unsecured Notes,
9.88%, 9/24/15	700	409,500
Oracle Corp., Senior Unsecured Notes,
4.95%, 4/15/13	570	602,370

		1,011,870

Specialty Retail — 0.2%
The Hertz Corp., Senior Unsecured Notes,
8.88%, 1/01/14	165	100,031
Rent-A-Center, Inc., Senior Subordinated Notes,
7.50%, 5/01/10	180	175,950
United Rentals N.A., Inc., Senior Unsecured Notes,
6.50%, 2/15/12	500	400,000

		675,981

Tobacco — 0.1%
Philip Morris International, Inc., Senior Unsecured Notes,
6.88%, 3/17/14	275	297,628

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico),
6.38%, 3/01/35(d)	75	60,247
American Tower Corp., Senior Unsecured Notes,
7.50%, 5/01/12	800	804,000
7.13%, 10/15/12	230	231,150
Rogers Communications, Inc. (Canada), Notes,
7.50%, 3/15/15(d)	500	518,199
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(d)	125	129,698

		1,743,294

Total Corporate Bonds — 12.0%		52,711,127

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Exchange-Traded Funds
iShares Russell 2000 Growth Index Fund	2,500	$114,950
iShares Russell 2000 Value Index Fund	1,463	57,730
iShares Russell Midcap Growth Index Fund	3,900	117,390

Total Exchange-Traded Funds — 0.1%		290,070

	Par (000)
Foreign Government Obligations
Argentina — 0.0%
Republic of Argentina,
8.28%, 12/31/33(d)	USD 37	10,025
2.50%, 12/31/38(c)(d)	90	15,750

		25,775

Brazil — 0.2%
Republic of Brazil,
8.25%, 1/20/34(d)	170	188,700
11.00%, 8/17/40(d)	705	895,350

		1,084,050

Colombia — 0.1%
Republic of Colombia,
7.38%, 3/18/19(d)	225	224,438
7.38%, 9/18/37(d)	100	89,250

		313,688

El Salvador — 0.0%
Republic of El Salvador,
7.65%, 6/15/35(b)(d)	55	40,150

Germany — 0.1%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR 70	94,076
4.25%, 7/04/39	250	354,704

		448,780

Indonesia — 0.0%
Republic of Indonesia,
6.63%, 2/17/37(b)(d)	USD 100	67,500
7.75%, 1/17/38(d)	110	84,878

		152,378

Israel — 0.1%
Israel Government AID Bond,
5.50%, 4/26/24(d)	100	112,655
5.50%, 9/18/33(d)	85	103,476

		216,131

Mexico — 0.1%
United Mexican States,
8.30%, 8/15/31(d)	194	215,049
6.05%, 1/11/40(d)	125	106,875

		321,924

Panama — 0.1%
Republic of Panama,
7.13%, 1/29/26(d)	170	160,650
8.88%, 9/30/27(d)	95	101,650

		262,300

Peru — 0.0%
Republic of Peru,
6.55%, 3/14/37(d)	115	102,925

Philippines — 0.1%
Republic of Philippines,
9.00%, 2/15/13(d)	370	423,650

Russia — 0.0%
Russian Federation,
7.50%, 3/31/30(c)(d)	196	184,814

Turkey — 0.1%
Republic of Turkey,
6.75%, 4/03/18(d)	530	487,600

Ukraine — 0.0%
Ukraine Government,
6.58%, 11/21/16(b)(d)	100	43,000

United Kingdom — 0.1%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP 275	384,224

Uruguay — 0.0%
Republic of Uruguay,
7.63%, 3/21/36(d)	USD 165	132,000

Venezuela — 0.1%
Republic of Venezuela,
8.50%, 10/08/14(d)	200	123,000
9.25%, 9/15/27(d)	200	116,000
9.38%, 1/13/34(d)	100	51,250

		290,250

Total Foreign Government Obligations — 1.1%		4,913,639

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.5%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19	149	132,030
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(a)	3,978	2,571,394
Bear Stearns Adjustable Rate Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(a)	1,643	838,263

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	15

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (continued)
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37	$1,183	$549,578
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	1,205	622,461
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-27, Class M,
4.66%, 6/25/33(a)	493	296,737
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-56, Class 4A1,
4.92%, 12/25/33(a)	1,164	962,817
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-58, Class B1,
4.90%, 2/19/34(a)	120	28,861
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 2A1,
0.72%, 4/25/46(a)	239	85,182
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 3A1,
0.72%, 4/25/46(a)	435	173,859
Countrywide Home Loan Mortgage Pass Through Trust, Series 07-J3, Class A10,
6.00%, 7/25/37	921	422,008
Credit Suisse Mortgage Capital Certificates, Series 06-8, Class 3A1,
6.00%, 10/25/21	269	152,641
First Horizon Asset Securities, Inc., Series 05-AR3, Class 3A1,
5.50%, 8/25/35(a)	183	131,649
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A,
0.87%, 11/19/35(a)	651	247,458
Homebanc Mortgage Trust, Series 06-2, Class A1,
0.70%, 12/25/36(a)	547	228,541
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	136	98,618
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	139	103,085
Master Alternative Loans Trust, Series 04-4, Class 1A1,
5.50%, 5/25/34	106	88,712
Residential Accredit Loans, Inc., Series 06-QO2, Class A1,
0.74%, 2/25/46(a)	325	135,791
Residential Funding Mortgage Securities I, Series 04-S9, Class2A1,
4.75%, 12/25/19	1,488	1,371,342
Salomon Brothers Mortgage Securities VI, Inc., Series 87-1 (IO),
11.00%, 2/17/17(a)	23	4,223
Salomon Brothers Mortgage Securities VI, Inc., Series 87-1 (PO),
1.60%, 2/17/17(k)	25	22,300
Salomon Brothers Mortgage Securities VI, Inc., Series 87-2 (IO),
11.00%, 3/16/17(a)	18	4,028
Salomon Brothers Mortgage Securities VI, Inc., Series 87-2 (PO),
0.54%, 3/06/17(k)	18	17,571
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C3, Class A2,
6.59%, 12/18/33	1,278	1,280,530
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class 2A1,
5.73%, 4/25/37(a)	1,293	659,852
Structured Asset Securities Corp., Series 01-21A, Class B2,
5.14%, 1/25/32(a)	5	1,928
Structured Asset Securities Corp., Series 03-2A, Class B2II,
5.21%, 2/25/33(a)	56	20,968
Washington Mutual Mortgage Pass-Through Certificates, Series 03-AR3, Class B2,
3.62%, 4/25/33(a)	43	25,321
Washington Mutual Mortgage Pass-Through Certificates, Series 03-AR5, Class B2,
4.50%, 6/25/33(a)	157	67,283
Washington Mutual Mortgage Pass-Through Certificates, Series 03-AR8, Class B1,
4.26%, 8/25/33(a)	187	122,594
Washington Mutual Mortgage Pass-Through Certificates, Series 04-AR1, Class B1,
3.74%, 3/25/34(a)	747	184,171
Washington Mutual Mortgage Pass-Through Certificates, Series 04-AR3, Class B1,
4.07%, 6/25/34(a)	210	107,852
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 1A1,
5.31%, 1/25/37(a)	857	414,200
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.62%, 3/25/37(a)	3,301	1,612,104
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.33%, 3/25/37(a)	1,512	833,245
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
2.40%, 5/25/47(a)	265	100,326
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
2.38%, 6/25/47(a)	222	78,195
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OC1, Class A1,
0.76%, 1/25/47(a)	1,362	502,152
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(a)	1,794	1,377,635
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class IIA2,
4.19%, 6/25/35(a)	1,921	1,422,739
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(a)	360	226,280
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(a)	625	345,757
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.08%, 3/25/36(a)	1,933	1,106,321

		19,778,602

Commercial Mortgage-Backed Securities — 5.9%
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4,
5.69%, 4/10/49(a)	1,000	725,055

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2,
5.46%, 4/11/37	$1,375	$1,327,354
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32(a)	462	466,378
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1,
5.92%, 10/15/36	223	223,646
Bear Stearns Commercial Mortgage Securities, Inc., Series 03-T12, Class A4,
4.68%, 9/13/13(a)	1,025	898,357
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2,
7.08%, 7/15/31	94	93,986
CDC Commercial Mortgage Trust, Series 02-FX1, Class A1,
5.25%, 5/15/19	573	571,523
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4,
5.32%, 12/11/49	68	44,911
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(a)	475	340,010
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-C6, Class AM,
5.70%, 6/10/17(a)	475	194,346
Commercial Mortgage Acceptance Corp., Series 98-C2, Class E,
6.87%, 6/15/10(a)	930	931,405
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(a)	515	467,058
Commercial Mortgage Pass-Through Certificates, Series 07-C9, Class A4,
5.82%, 12/10/49(a)	300	218,159
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D,
6.61%, 12/15/35	1,450	1,328,099
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3,
6.13%, 3/15/12	1,000	981,652
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 8/15/12	1,090	1,031,918
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	1,010	952,972
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5,
3.94%, 5/15/38	1,020	879,407
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2,
6.66%, 1/12/43	942	961,750
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2,
6.22%, 12/12/33	1,140	1,124,539
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10	1,270	1,288,329
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(a)	86	86,065
Impac Commercial Mortgage Backed Trust, Series 04-5, Class 1A1,
0.88%, 10/25/34(a)	82	47,339
Impac Commercial Mortgage Backed Trust, Series 04-7, Class 1A1,
1.26%, 11/25/34(a)	201	102,835
Impac Commercial Mortgage Backed Trust, Series 04-7, Class M4,
2.32%, 11/25/34(a)	66	14,179
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(a)	1,220	973,766
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2,
7.33%, 10/15/32	168	169,063
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class E,
7.47%, 10/15/32	125	125,318
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A4,
5.93%, 12/15/25	377	373,527
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1,
6.16%, 7/14/16(b)	373	371,299
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C6, Class A1,
3.88%, 8/15/29	83	82,803
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C1, Class A4,
5.16%, 2/15/31	1,085	827,580
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39	470	338,244
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3,
5.87%, 9/15/45(a)	1,050	735,514
Morgan Stanley Capital I, Inc., Series 01-TOP1, Class A4,
6.66%, 2/15/33	845	838,898
Morgan Stanley Capital I, Inc., Series 02-TOP7, Class A1,
5.38%, 1/15/39	154	153,840
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4A,
4.99%, 8/13/42	2,405	1,934,760
Morgan Stanley Capital I, Series 03-IQ4, Class A2,
4.07%, 5/15/40	1,025	889,917
Structured Asset Securities Corp. Commercial Trust, Series 96-CFL, Class X1 (IO),
2.17%, 2/25/28(a)	476	22
TIAA Retail Commercial Trust, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(b)	499	499,584
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(a)	490	452,883
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5,
5.74%, 5/15/43(a)	1,050	765,796
Wachovia Bank Commercial Mortgage Trust, Series 07-C33, Class A4,
5.90%, 7/15/17(a)	1,405	862,073

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	17

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Washington Mutual Commercial Mortgage Securities Trust, Series 05-C1A, Class X (IO),
1.97%, 5/25/36(a)(b)	$5,308	$152,860

		25,849,019

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 10.4%		45,627,621

	Shares
Rights
HSBC Holdings Plc, Expiring 4/03/09(g)	34,850	194,031
Pohjola Bank Plc, Expiring 4/24/09(g)	12,800	17,395
William Hill Plc, Expiring 4/07/09(g)	55,900	51,333

Total Rights — 0.1%		262,759

	Par (000)
Taxable Municipal Bonds
Atlantic Marine Corp. Communities LLC, Notes (Delaware),
5.34%, 12/01/49(b)	$600	380,250
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1,
6.19%, 4/01/49(b)	25	19,494

Total Taxable Municipal Bonds — 0.1%		399,744

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 18.8%
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.77%, 1/01/35(a)	544	557,576
5.05%, 12/01/35(a)	514	525,994
5.97%, 6/01/36(a)	783	813,312
Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 4/01/24(l)	300	313,969
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(l)	200	204,000
5.00%, 4/01/39(l)	1,600	1,649,000
5.50%, 4/01/39(l)	6,300	6,534,281
Federal Home Loan Mortgage Corp. Gold,
4.00%, 5/01/10	70	70,245
6.00%, 4/01/13-6/01/16	71	74,789
9.50%, 12/01/22	147	168,421
8.00%, 2/01/23-8/01/27	17	18,498
7.50%, 9/01/27(m)	0	257
6.50%, 1/01/29-8/01/32	54	57,459
5.50%, 8/01/33-9/01/38	623	647,552
4.50%, 9/01/35-3/01/39	2,701	2,761,981
Federal Home Loan Mortgage Corp. Non Gold Pool,
5.05%, 9/01/35-4/01/38(a)	1,866	1,918,582
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31	98	102,005
Federal Home Loan Mortgage Corp., Series 3171, Class ST (IO),
5.93%, 6/15/36(a)	2,657	221,197
Federal Home Loan Mortgage Corp., Series 3218, Class SA (IO),
6.01%, 9/15/36(a)	1,259	98,458
Federal Home Loan Mortgage Corp., Series 3501, Class SC (IO),
5.29%, 1/15/39(a)	900	61,549
Federal Home Loan Mortgage Corp., Series 3501, Class SJ (IO),
5.89%, 1/15/39(a)	900	68,502
Federal National Mortgage Assoc.,
6.00%, 9/01/11-8/01/36	2,291	2,406,594
7.00%, 8/01/14-10/01/32	186	195,702
5.50%, 4/01/17-2/01/35(n)	12,169	12,678,134
7.50%, 10/01/25-2/01/30	2	2,332
6.50%, 5/01/29-7/01/32	85	91,078
5.00%, 2/01/38	5,636	5,828,533
Federal National Mortgage Assoc. 15 Year TBA,
4.00%, 4/01/24(l)	2,000	2,032,500
4.50%, 4/01/24(l)	2,200	2,264,625
5.50%, 4/01/24(l)	4,100	4,271,688
6.00%, 4/01/24(l)	100	104,656
5.00%, 5/01/24(l)	3,600	3,722,623
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 3/01/39-4/01/39(l)	6,270	6,406,624
5.00%, 4/01/39(l)	5,900	6,086,219
5.50%, 4/01/39(l)	1,200	1,245,375
6.00%, 4/01/39(l)	100	104,406
6.50%, 4/01/39(l)	200	210,625
Federal National Mortgage Assoc. ARM,
4.19%, 12/01/34(a)	817	822,093
Federal National Mortgage Assoc. Grantor Trust, Series 03-T1, Class R (IO),
0.49%, 11/25/12(a)	6,352	111,136
Federal National Mortgage Assoc., Series 04-88, Class HA,
6.50%, 7/25/34	37	38,907
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.87%, 11/25/37(a)	760	838,233
Federal National Mortgage Assoc., Series 07-30, Class WI (IO),
6.24%, 4/25/37(a)	3,143	249,962
Federal National Mortgage Assoc., Series 08-2, Class SA (IO),
5.75%, 2/25/38(a)	1,606	134,964
Federal National Mortgage Assoc., Series 378, Class 5 (IO),
5.00%, 7/01/36	1,790	208,762
Government National Mortgage Assoc. I,
6.50%, 6/15/09-1/15/35	1,119	1,181,217
7.50%, 12/15/10	11	11,742
6.00%, 10/15/23-2/15/24	195	205,145
7.00%, 4/15/29-6/15/35	1,874	2,001,796
5.50%, 4/15/33-8/15/33	478	499,218
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39-5/01/39(l)	5,300	5,404,875
5.50%, 4/01/39-5/01/39(l)	400	415,406
6.00%, 5/01/39(l)	1,100	1,146,063
Government National Mortgage Assoc. II,
5.00%, 10/20/33	963	1,000,801
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 4/01/39(l)	1,000	1,034,375
6.00%, 5/01/39(l)	1,800	1,872,000

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Government National Mortgage Assoc. II ARM,
3.75%, 5/20/34(a)	$117	$116,539
Government National Mortgage Assoc., Series 07-59, Class SC (IO),
5.96%, 7/20/37(a)	2,228	144,497
Government National Mortgage Assoc., Series 07-67, Class SI (IO),
5.97%, 11/20/37(a)	1,331	83,086
Government National Mortgage Assoc., Series 07-72, Class US (IO),
6.01%, 11/20/37(a)	3,511	203,450

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 18.8%		82,243,608

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19	2,005	2,200,927
Federal Home Loan Bank, Subordinated Notes,
5.63%, 6/13/16	890	868,852
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	920	958,969
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12	1,450	1,460,988
5.25%, 4/18/16	760	859,995
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	1,900	1,952,626
2.00%, 1/09/12(n)	1,915	1,934,303
2.88%, 12/11/13(o)	1,675	1,712,237
2.75%, 2/05/14	1,650	1,674,227
2.75%, 3/13/14	3,400	3,440,586
Resolution Funding Corp., Strip Bonds,
3.77%, 7/15/18(k)	150	105,987
3.78%, 10/15/18(k)	150	104,952

Total U.S. Government Sponsored Agency Obligations — 3.9%		17,274,649

U.S. Treasury Obligations
U.S. Treasury Bonds,
8.13%, 8/15/19(p)	1,025	1,486,250
4.50%, 5/15/38	250	291,875
U.S. Treasury Notes,
1.88%, 2/28/14	5	5,055
2.75%, 2/15/19(p)	2,490	2,503,620

Total U.S. Treasury Obligations — 1.0%		4,286,800

	Shares
Warrant — 0.0%
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1 warrant, expiring 10/04/09, strike price 1.80 CAD) (acquired 4/04/08, cost $51)(g)(i)	5,300	16

Total Long-Term Investments (Cost — $513,575,743) — 102.6%		$449,515,738

	Par/Shares/ Beneficial Interest (000)
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60%(q)(r)	22,244	22,244,139
BlackRock Liquidity Series, LLC Money Market Series,
1.17%(q)(r)(s)	1,590	1,590,400
BNP Paribas Finance, Inc.,
0.55%, 4/09/09(r)	5,000	4,999,015
Danske Corp.,
1.50%, 6/04/09(r)	6,000	5,990,272

Total Short-Term Securities (Cost — $34,817,928) — 7.9%		34,823,826

	Contracts(t)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	190	51,364

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.500% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Bank of America, N.A.	110	4,110

Total Options Purchased (Cost — $87,790) — 0.0%		55,474

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $548,481,461*) — 110.5%		484,395,038

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(l)	$(2,900)	(2,958,000)
5.50%, 4/01/39(l)	(4,600)	(4,771,062)
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 4/01/24(l)	(4,500)	(4,688,438)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(l)	(3,700)	(3,777,469)
5.00%, 4/01/39-5/01/39(l)	(10,800)	(11,116,832)
5.50%, 4/01/39-5/01/39(l)	(10,100)	(10,456,875)
6.00%, 4/01/39(l)	(2,300)	(2,401,344)
6.50%, 4/01/39(l)	(200)	(210,625)
7.00%, 4/01/39(l)	(47)	(50,056)
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39(l)	(1,600)	(1,635,500)
5.50%, 4/01/39(l)	(100)	(104,062)
6.50%, 4/01/39(l)	(300)	(314,531)

Total TBA Sale Commitments (Proceeds — $42,210,978) — (9.7)%		(42,484,794)

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	19

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Contracts(t)	Value
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.310% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(190)	$(86,134)
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	(210)	(97,483)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	(190)	(102,385)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	(570)	(876,858)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	(260)	(463,301)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(140)	(297,260)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(50)	(111,300)

		(2,034,721)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.310% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(190)	(60,387)
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	(210)	(64,550)
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	(190)	(50,069)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	(190)	(44,323)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	(570)	(20,522)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	(260)	(18,639)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(140)	(652)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(50)	(390)

		(259,532)

Total Options Written (Premiums Received — $1,551,320) — (0.5)%		(2,294,253)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 100.3%		439,615,991
Liabilities in Excess of Other Assets — (0.3)%		(1,384,232)

Net Assets — 100.0%		$438,231,759

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$555,067,249

Gross unrealized appreciation	$19,004,287
Gross unrealized depreciation	(89,676,498)

Net unrealized depreciation	$(70,672,211)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.

(d)	U.S. dollar denominated security issued by foreign domiciled entity.

(e)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Non-income producing security.

(h)	Security, or a portion of security, is on loan.

(i)	Restricted security as to resale. As of report date the Portfolio held 0.04% of its net assets, with a current market value of $175,897 and an original cost of $111,001 in these securities.

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(k)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(l)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
AK Capital Services Ltd.	$(50,056)	$251
Bank of America, N.A.	$(10,094)	$(18,703)
Barclays Bank, Plc	$(2,040,000)	$9,375
Citibank, N.A.	$(16,166,938)	$(92,828)
Credit Suisse International	$(7,318,988)	$(93,160)
Deutsche Bank AG	$15,580,311	$161,167
JPMorgan Chase Bank, National Association	$9,915,125	$69,094

(m)	Par is less than $500.

(n)	Security, or a portion thereof, has been pledged as collateral for swap contracts. (o) All or a portion of security pledged as collateral in connection with open financial futures contracts.

(p)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)

(q)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$22,244,139	**	$49,398
BlackRock Liquidity Series, LLC Money Market Series	$120,500	**	$15,713

**	Represents net purchase cost.

(r)	Represents current yield as of report date.

(s)	Security purchased with the cash proceeds from securities loans. (t) One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	745,000	USD	488,316	Citibank, N.A.	4/15/09	$29,103
CAD	569,000	USD	448,247	Deutsche Bank AG	4/15/09	3,065
CHF	1,355,000	USD	1,205,341	Citibank, N.A.	4/15/09	(14,596)
CHF	1,000	USD	860	Citibank, N.A.	4/15/09	19
CHF	52,000	USD	45,140	Citibank, N.A.	4/15/09	557
CHF	23,000	USD	19,406	Deutsche Bank AG	4/15/09	806
DKK	1,300,000	USD	228,563	Deutsche Bank AG	4/15/09	3,217
EUR	930,000	USD	1,216,288	Deutsche Bank AG	4/15/09	19,268
GBP	40,000	USD	57,084	UBS AG	4/15/09	312
JPY	9,278,000	USD	97,119	Citibank, N.A.	4/15/09	(3,368)
JPY	23,297,000	USD	260,386	Deutsche Bank AG	4/15/09	(24,977)
JPY	11,987,000	USD	135,310	Deutsche Bank AG	4/15/09	(14,185)
JPY	60,000,000	USD	678,043	UBS AG	4/15/09	(71,761)
JPY	6,891,000	USD	77,446	UBS AG	4/15/09	(7,815)
NOK	313,000	USD	43,526	Citibank, N.A.	4/15/09	3,017
NOK	370,000	USD	53,191	Deutsche Bank AG	4/15/09	1,827
SEK	5,577,000	USD	669,335	Royal Bank of Scotland	4/15/09	9,108
SGD	360,000	USD	241,061	Deutsche Bank AG	4/15/09	(4,464)
USD	52,673	AUD	80,000	Citibank, N.A.	4/15/09	(2,889)
USD	35,425	AUD	54,000	UBS AG	4/15/09	(2,080)
USD	39,265	CAD	50,000	Citibank, N.A.	4/15/09	(394)
USD	37,000	CAD	45,000	Citibank, N.A.	4/15/09	1,308
USD	58,495	CAD	72,000	Citibank, N.A.	4/15/09	1,387
USD	220,823	CAD	270,000	UBS AG	4/15/09	6,668
USD	44,042	CZK	909,000	UBS AG	4/15/09	(74)
USD	187,765	EUR	138,000	Deutsche Bank AG	4/15/09	4,424
USD	32,772	EUR	25,000	UBS AG	4/15/09	(442)
USD	50,653	GBP	35,000	Barclays Bank, Plc	4/15/09	432
USD	64,148	GBP	46,000	Deutsche Bank AG	4/15/09	(1,857)
USD	205,681	GBP	144,000	Deutsche Bank AG	4/15/09	(944)
USD	715,243	GBP	490,000	UBS AG Goldman Sachs Bank	4/15/09	12,142
USD	347,978	HKD	2,700,000	USA	4/15/09	(413)
USD	39,448	JPY	3,870,000	Citibank, N.A.	4/15/09	343
USD	613,711	NOK	4,436,000	Citibank, N.A.	4/15/09	(45,912)
USD	47,601	SEK	380,000	Citibank, N.A.	4/15/09	1,374
USD	53,016	SEK	445,000	UBS AG	4/15/09	(1,119)
USD	613,255	EUR	476,500	Citibank, N.A.	5/20/09	(19,828)
GBP	34,000	USD	49,097	Deutsche Bank AG	6/10/09	(300)
HKD	492,000	USD	63,516	Deutsche Bank AG	6/10/09	(8)
SEK	230,000	USD	27,225	Citibank, N.A.	6/10/09	768
USD	74,075	AUD	108,000	Citibank, N.A.	6/10/09	(666)
USD	56,001	EUR	43,000	Citibank, N.A.	6/10/09	(1,133)
USD	828,520	GBP	592,500	Deutsche Bank AG	6/10/09	(21,832)
USD	612,738	GBP	434,000	Deutsche Bank AG	6/10/09	(10,136)
USD	335,286	JPY	32,869,000	Citibank, N.A.	6/10/09	2,853
USD	59,872	ZAR	576,000	Citibank, N.A.	6/10/09	(13)
USD	33,042	ZAR	316,000	Citibank, N.A.	6/10/09	188
USD	20,828	ZAR	204,000	Deutsche Bank AG	6/10/09	(381)

Total						$(149,401)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
200	DJIA Index	Chicago	June 2009	$14,960,000	$892,000
8	Euro-Bund	Chicago	June 2009	$1,322,545	(1,275)
17	United Kingdom Gilt	London	June 2009	$3,005,381	49,402
130	S&P 500 Index	Chicago	June 2009	$25,831,000	1,508,000
65	U.S. Treasury Bonds	Chicago	June 2009	$8,430,703	220,433
12	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$2,614,688	6,382
194	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$23,040,531	244,561

Total					$2,919,503

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
57	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$6,541,875	$(7,130)
41	Euro Dollar Futures (90 Day)	Chicago	June 2009	$10,137,250	(99,162)
9	Euro Dollar Futures (90 Day)	Chicago	September 2009	$2,225,363	(5,950)
9	Euro Dollar Futures (90 Day)	Chicago	December 2009	$2,221,988	(6,175)
6	Euro Dollar Futures (90 Day)	Chicago	March 2010	$1,480,500	(5,540)

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	21

Schedule of Investments (continued)

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
7	Euro Dollar Futures (90 Day)	Chicago	June 2010	$1,724,538	(7,945)
7	Euro Dollar Futures (90 Day)	Chicago	September 2010	$1,721,738	(9,207)
7	Euro Dollar Futures (90 Day)	Chicago	December 2010	$1,718,150	(9,669)
3	Euro Dollar Futures (90 Day)	Chicago	March 2011	$735,225	(4,648)
3	Euro Dollar Futures (90 Day)	Chicago	June 2011	$733,763	(4,685)
3	Euro Dollar Futures (90 Day)	Chicago	September 2011	$732,300	(4,493)
3	Euro Dollar Futures (90 Day)	Chicago	December 2011	$730,688	(4,043)

Total					$(168,647)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
5.50%	3-month LIBOR	Bank of America, N.A.	July 2009	USD	7,500	$161,750
4.05%	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	2,600	79,162
1.76%	3-month LIBOR	Deutsche Bank AG	March 2011	USD	3,600	(26,675)
5.11%	3-month LIBOR	UBS AG	November 2011	USD	9,100	964,213
1.81%	3-month LIBOR	Citibank, N.A.	March 2012	USD	10,000	(36,725)
3.77%	3-month LIBOR	Bank of America, N.A.	January 2013	USD	4,100	268,525
4.27%	3-month LIBOR	Deutsche Bank AG	July 2013	USD	1,600	146,238
2.53%	3-month LIBOR	Citibank, N.A.	March 2014	USD	3,500	(54,160)
2.56%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2014	USD	3,500	(58,212)
4.96%	3-month LIBOR	UBS AG	March 2015	USD	5,000	(719,220)
4.50%	3-month LIBOR	JPMorgan Chase Bank, National Association	May 2015	USD	1,700	(226,511)
4.39%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2015	USD	6,300	(760,870)
5.30%	3-month LIBOR	UBS AG	February 2017	USD	6,700	1,285,186
2.21%	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	2,500	(124,734)
2.30%	3-month LIBOR	Citibank, N.A.	December 2018	USD	2,200	(93,235)
2.86%	3-month LIBOR	Goldman Sachs Bank USA	January 2019	USD	1,300	2,895
2.71%	3-month LIBOR	Bank of America, N.A.	January 2019	USD	2,400	(26,633)
2.90%	3-month LIBOR	Deutsche Bank AG	February 2019	USD	2,600	15,096
3.22%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2019	USD	1,500	48,442
3.06%	3-month LIBOR	Credit Suisse International	March 2019	USD	2,100	37,054
2.82%	3-month LIBOR	Barclays Bank, Plc	March 2019	USD	1,000	(4,261)
5.41%	3-month LIBOR	JPMorgan Chase Bank, National Association	August 2022	USD	1,130	295,097
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	500	(13,193)

Total						$1,159,229

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)[1]	Unrealized Appreciation (Depreciation)
Centex Corp.	6.92%	JPMorgan Chase Bank, National Association	December 2010	265	$(10,497)

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)[1]	Unrealized Appreciation (Depreciation)
Knight, Inc.	1.80%	Credit Suisse International	January 2011	365	$(1,925)
Viacom, Inc.	2.40%	Deutsche Bank AG	June 2011	525	4,581
KB Home	4.90%	JPMorgan Chase Bank, National Association	September 2011	460	456
Wendy’s/Arby’s Group, Inc.	2.90%	JPMorgan Chase Bank, National Association	December 2011	360	(7,306)
United Rentals N.A., Inc.	5.00%	JPMorgan Chase Bank, National Association	March 2012	500	953
PolyOne Corp.	5.00%	JPMorgan Chase Bank, National Association	June 2012	140	(1,105)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank, National Association	June 2012	165	(6,533)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	250	(1,624)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank, National Association	June 2013	525	(19,009)
Expedia, Inc.	5.00%	Citibank, N.A.	September 2013	380	(3,345)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	175	(2,707)
Centex Corp.	4.40%	JPMorgan Chase Bank, National Association	December 2013	330	(3,195)
Tyson Foods, Inc.	4.10%	Barclays Bank, Plc	March 2014	445	(23,211)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	165	(16,305)
Toll Brothers, Inc.	2.00%	JPMorgan Chase Bank, National Association	March 2014	155	(1,769)
Idearc, Inc.	5.00%	Barclays Bank, Plc	June 2014	305	9,913
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank, National Association	September 2014	155	(8,839)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	December 2014	175	(3,551)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	680	(30,119)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	March 2015	85	5,953
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank, National Association	March 2015	185	(5,588)
Lennar Corp.	5.86%	JPMorgan Chase Bank, National Association	June 2015	250	(11,740)
First Data Corp.	5.00%	Barclays Bank, Plc	December 2015	320	(11,244)
First Data Corp.	5.00%	Credit Suisse International	December 2015	130	(4,568)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	85	(2,562)
First Data Corp.	5.00%	JPMorgan Chase Bank, National Association	December 2015	165	(5,797)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, National Association	March 2016	690	(40,827)

Total					$(201,510)

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009	23

Schedule of Investments (concluded)

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2009 were as follows:

Index	Receive Fixed Rate	Counterparty	Credit Rating[2]	Expiration	Notional Amount (000)[1]		Unrealized Depreciation
Commercial Mortgage-Backed North America Index Series 3	0.08%	Credit Suisse International	AAA	December 2049	USD	1,200	$(279,947)

[1]	The maximum potential amount the Fund may pay should a negative credit event take place under the terms of the agreement.
[2]	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments **
	Assets	Liabilities	Assets	Liabilities
Level 1	$190,406,812	$—	$2,920,778	$(169,922)
Level 2	293,664,055	(42,484,794)	3,427,700	(4,913,635)
Level 3	324,171	—	—	(279,947)

Total	$484,395,038	$(42,484,794)	$6,348,478	$(5,363,504)

The following table is a reconciliation of Level 3 investments for the period ended March 31, 2009:

	Investments in Securities	Other Financial Instruments **
	Assets	Liabilities
Balance, as of September 30, 2008	$310,093	$(818)
Accrued discounts/premiums	2,433	—
Realized loss	(221)	—
Change in unrealized appreciation/depreciation***	11,606	(279,129)
Net sales	(18,297)	—
Net transfers in of Level 3	18,557	—

Balance, as of March 31, 2009	$324,171	$(279,947)

**	Other financial instruments are futures, swaps, foreign currency exchange contracts and options. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at market value.
***	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2009

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Funds

Date:	May 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	May 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date:	May 20, 2009